UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (650) 312-2000

Date of fiscal year end:     12/31

Date of reporting period:     06/30/17

Item 1.	Reports to Stockholders.

Semiannual Report June 30, 2017

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Semiannual Report

*Not part of the semiannual report. Retain for your records.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i	Semiannual Report

Franklin Flex Cap Growth VIP Fund

We are pleased to bring you Franklin Flex Cap Growth VIP Fund’s semiannual report for the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +16.06% total return* for the six-month period ended June 30, 2017.

*The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 1000® Growth Index generated a +13.99% total return, the Russell 3000® Growth Index delivered a +13.69% total return, and the Standard & Poor’s 500® Index (S&P 500®) produced a +9.34% total return for the same period.1

Economic and Market Overview

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period.

The U.S. Federal Reserve (Fed), at its March meeting, increased the federal funds target rate from 0.50%–0.75% to 0.75%–1.00%. The Fed again increased its target range by a

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Top 10 Holdings
6/30/17
Company Sector/Industry	% of Total Net Assets
Facebook Inc. Software & Services	5.8%
Amazon.com Inc. Retailing	5.3%
Microsoft Corp. Software & Services	5.1%
Alphabet Inc. Software & Services	5.0%
Mastercard Inc. Software & Services	3.9%
ServiceNow Inc. Software & Services	3.2%
Celgene Corp. Pharmaceuticals, Biotechnology & Life Sciences	3.2%
Apple Inc. Technology Hardware & Equipment	3.1%
Constellation Brands Inc. Food, Beverage & Tobacco	2.8%
The Priceline Group Inc. Retailing	2.3%

quarter point to 1.00%–1.25% at its June meeting. The Fed made both of these increases amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the victory of Emmanuel Macron as France’s President also helped U.S. equities. However, concerns about the terms of the U.K.’s exit from the European Union (also known as “Brexit”), uncertainty about President Trump’s ability to implement reforms, and geopolitical tensions in the Middle East and the Korean peninsula curbed market sentiment. The broad U.S. stock market, as measured by the S&P 500, generated a +9.34% total return for the period.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation.

In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months ended June 30, 2017, most sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, stock selection and an overweighted allocation to the information technology (IT) sector benefited results, and security selection in the consumer discretionary sector also contributed.3

Within IT, cloud-based solutions provider ServiceNow contributed to the Fund’s performance. The company has been sustaining the growth of its core IT Service Management solutions segment, while also meaningfully growing its emerging IT Operations and Enterprise Service Management solutions platform. Facebook, a social media company, and Mobileye, a developer of advanced driver assistance systems, also both benefited from favorable quarterly performance, and Mobileye was acquired by Intel4 during the period.

In the consumer discretionary sector, electric car manufacturer Tesla, online travel company Priceline Group and online marketplace Amazon.com contributed to the Fund’s relative performance. Tesla is preparing for its Model 3 production launch later this year, and an increase in hotel bookings delivered attractive profit margins for Priceline. Amazon, with its Prime membership and third-party sales driving profit growth, continued to take market share from traditional retailers. In June, Amazon announced an agreement to acquire Whole Foods,4 indicating Amazon’s intention to disrupt the entire grocery ecosystem.

3. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

4. Not a Fund holding.

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FRANKLIN FLEX CAP GROWTH VIP FUND

In consumer staples, food and beverage company Constellation Brands benefited results.5 The company continued to take market share from premium light and craft beer makers. The Mexican import category has experienced robust growth driven by Constellation, and the company experienced a high sales growth rate.

Other notable contributors to the Fund’s relative performance included wireless telecommunication services provider Verizon Communications and industrial products manufacturer Mettler-Toledo International. The Fund’s relative results benefited from a lack of exposure to Verizon, which has continued to face intense competition that has led the industry into unlimited data packages. Precision instruments supplier Mettler-Toledo International reported solid revenue, earnings and income growth, sending its shares higher and contributing to Fund results.

Conversely, key detractors from the Fund’s relative performance included stock selection in the health care sector.6 Within the sector, our new positions in biopharmaceutical research company Incyte and oncology-focused biopharmaceutical firm Tesaro fell in value later in the period and hindered results. Incyte suffered in the second half of the period when it announced that approval for baricitinib, which the company licensed to Eli Lilly,4 would be delayed, compromising its market position as competitors will likely get to the market first. Tesaro declined toward period-end due to investors’ fears that competitor Clovis Oncology’s4 Rubraca 2L ovarian maintenance study would lead to data similar to Tesaro’s Zejula’s results, splitting the market equally between the two compounds. These concerns, which proved to be true in June, caused downward revisions to investors’ Zejula market share assumptions and revenue estimates.

In the energy sector, oil and natural gas provider Concho Resources detracted from relative performance. The company’s shares fell along with oil prices amid fears that rising U.S. oil supply would lead to rising global crude inventories next year.

Other detractors from the Fund’s relative results included theater operator IMAX, IT software and equipment company Apple, and global financial services firm Goldman Sachs Group. Shares of IMAX struggled during the period as the domestic summer box office has been disappointing relative to initial expectations driven, mostly by poorly reviewed films and franchise fatigue. Although Apple benefited from solid

iPhone7 sales and anticipation of strong IPhone8 sales starting this fall and aided absolute performance, our underweighting in the company compared to the benchmark index detracted from relative performance. Goldman Sachs reported weak first-quarter earnings, in contrast with stronger results from its peers.

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI.

6. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,160.60	$5.68		$1,019.54	$5.31		1.06%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$5.89	$7.09	$16.61	$18.11	$13.21	$12.09

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.03)	(0.06)	(0.08)	(0.01)	0.01

Net realized and unrealized gains (losses)	0.96	(0.20)	1.00	1.09	4.95	1.11

Total from investment operations	0.95	(0.23)	0.94	1.01	4.94	1.12

Less distributions from:

Net investment income	—	—	—	—	(—)[c]	—

Net realized gains	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)	—

Total distributions	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)	—

Net asset value, end of period	$6.82	$5.89	$7.09	$16.61	$18.11	$13.21

Total return[d]	16.05%	(2.89)%	4.37%	6.11%	37.48%	9.26%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.35%	1.36%	1.33%	1.20%	1.18%	1.18%

Expenses net of waiver and payments by affiliates	0.96%	0.96%	0.96%	0.95%	0.93%	0.93%

Net investment income (loss)	(0.14)%	(0.44)%	(0.62)%	(0.46)%	(0.09)%	0.09%

Supplemental data

Net assets, end of period (000’s)	$80,427	$73,337	$82,901	$93,354	$169,123	$159,122

Portfolio turnover rate	32.65%	17.76%	88.15%	52.83%	52.15%	43.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$5.70	$6.90	$16.44	$17.96	$13.12	$12.01

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.03)	(0.07)	(0.10)	(0.03)	(—)[c]

Net realized and unrealized gains (losses)	0.93	(0.20)	0.99	1.09	4.91	1.11

Total from investment operations	0.92	(0.23)	0.92	0.99	4.88	1.11

Less distributions from net realized gains	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)	—

Net asset value, end of period	$6.60	$5.70	$6.90	$16.44	$17.96	$13.12

Total return[d]	16.06%	(2.98)%	4.32%	5.98%	37.28%	9.24%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.45%	1.46%	1.43%	1.30%	1.28%	1.28%

Expenses net of waiver and payments by affiliates	1.06%	1.06%	1.06%	1.05%	1.03%	1.03%

Net investment income (loss)	(0.24)%	(0.54)%	(0.72)%	(0.56)%	(0.19)%	(0.01)%

Supplemental data

Net assets, end of period (000’s)	$28,747	$27,163	$34,479	$31,355	$251,339	$216,607

Portfolio turnover rate	32.65%	17.76%	88.15%	52.83%	52.15%	43.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Flex Cap Growth VIP Fund
		Shares	Value
	Common Stocks 97.5%
	Automobiles & Components 1.7%
a	Tesla Inc.	5,000	$1,808,050

	Banks 1.4%
	First Republic Bank/CA	15,000	1,501,500

	Capital Goods 6.0%
	3M Co.	6,000	1,249,140
	Fortive Corp.	20,000	1,267,000
	Raytheon Co.	15,000	2,422,200
	Rockwell Automation Inc.	10,000	1,619,600

			6,557,940

	Commercial & Professional Services 1.4%
a	IHS Markit Ltd.	33,787	1,487,979

	Consumer Durables & Apparel 1.1%
	NIKE Inc., B	20,000	1,180,000

	Consumer Services 1.3%
	Starbucks Corp.	25,000	1,457,750

	Diversified Financials 3.8%
	The Goldman Sachs Group Inc.	5,000	1,109,500
	Intercontinental Exchange Inc.	27,500	1,812,800
	MarketAxess Holdings Inc.	6,000	1,206,600

			4,128,900

	Energy 1.3%
a	Concho Resources Inc.	12,000	1,458,360

	Food & Staples Retailing 1.5%
	Costco Wholesale Corp.	10,000	1,599,300

	Food, Beverage & Tobacco 2.8%
	Constellation Brands Inc., A	16,000	3,099,680

	Health Care Equipment & Services 5.2%
	Danaher Corp.	12,500	1,054,875
a	IDEXX Laboratories Inc.	10,000	1,614,200
	Medtronic PLC	14,000	1,242,500
a	Nevro Corp.	7,000	521,010
	UnitedHealth Group Inc.	7,000	1,297,940

			5,730,525

	Materials 2.8%
	Ecolab Inc.	14,500	1,924,875
	Martin Marietta Materials Inc.	5,000	1,112,900

			3,037,775

	Media 3.1%
a	Altice USA Inc.	15,300	494,190
a	Charter Communications Inc., A	6,996	2,356,603
a	IMAX Corp.	25,500	561,000

			3,411,793

	Pharmaceuticals, Biotechnology & Life Sciences 10.2%
a	Biogen Inc.	7,000	1,899,520
a	Bioverativ Inc.	3,500	210,595
a	Celgene Corp.	26,500	3,441,555
a	Illumina Inc.	3,600	624,672

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
a	Incyte Corp.	8,000	$1,007,280
a	Mettler-Toledo International Inc.	2,500	1,471,350
a	Regeneron Pharmaceuticals Inc.	3,000	1,473,420
a	Tesaro Inc.	7,000	979,020

			11,107,412

	Real Estate 2.8%
	American Tower Corp.	10,500	1,389,360
	Equinix Inc.	4,000	1,716,640

			3,106,000

	Retailing 9.0%
a	Amazon.com Inc.	6,000	5,808,000
a	Netflix Inc.	10,000	1,494,100
a	The Priceline Group Inc.	1,350	2,525,202

			9,827,302

	Semiconductors & Semiconductor Equipment 6.8%
	Analog Devices Inc.	30,000	2,334,000
a	Cavium Inc.	10,000	621,300
a	MACOM Technology Solutions Holdings Inc.	13,000	725,010
	NVIDIA Corp.	10,000	1,445,600
	Xilinx Inc.	35,000	2,251,200

			7,377,110

	Software & Services 32.2%
a	Adobe Systems Inc.	10,000	1,414,400
a	Alphabet Inc., C	6,000	5,452,380
a,b	Cloudera Inc.	2,300	36,846
a	Electronic Arts Inc.	16,000	1,691,520
a	Facebook Inc., A	42,000	6,341,160
	Mastercard Inc., A	35,000	4,250,750
	Microsoft Corp.	80,000	5,514,400
a	MuleSoft Inc.	2,300	57,362
a	Okta Inc., A	700	15,960
a	PTC Inc.	20,000	1,102,400
a	Salesforce.com Inc.	27,500	2,381,500
a	ServiceNow Inc.	32,500	3,445,000
	Visa Inc., A	26,500	2,485,170
a,b	Yext Inc.	2,200	29,326
a	Zendesk Inc.	35,000	972,300

			35,190,474

	Technology Hardware & Equipment 3.1%
	Apple Inc.	23,500	3,384,470

	Total Common Stocks (Cost $66,337,774)		106,452,320

	Short Term Investments 2.7%
	Money Market Funds (Cost $2,928,612) 2.7%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	2,928,612	2,928,612

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
e	Investments from Cash Collateral Received for Loaned Securities (Cost $60,600) 0.0%†
	Money Market Funds 0.0%†
c,d	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	60,600	$60,600

	Total Investments (Cost $69,326,986) 100.2%		109,441,532
	Other Assets, less Liabilities (0.2)%		(267,724)

	Net Assets 100.0%		$109,173,808

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2017. See Note 1(b).

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day yield at period end.

eSee Note 1(b) regarding securities on loan.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$66,337,774
Cost - Non-controlled affiliates (Note 3e)	2,989,212

Total cost of investments	$69,326,986

Value - Unaffiliated issuers	$106,452,320
Value - Non-controlled affiliates (Note 3e)	2,989,212

Total value of investments (includes securities loaned in the amount of $60,302)	109,441,532
Receivables:
Capital shares sold	5,981
Dividends and interest	29,968
Other assets	68

Total assets	109,477,549

Liabilities:
Payables:
Capital shares redeemed	88,515
Management fees	56,667
Distribution fees	51,118
Reports to shareholders	21,926
Payable upon return of securities loaned	60,600
Accrued expenses and other liabilities	24,915

Total liabilities	303,741

Net assets, at value	$109,173,808

Net assets consist of:
Paid-in capital	$58,335,203
Undistributed net investment income (loss)	(90,731)
Net unrealized appreciation (depreciation)	40,114,546
Accumulated net realized gain (loss)	10,814,790

Net assets, at value	$109,173,808

Class 2:
Net assets, at value	$80,426,540

Shares outstanding	11,789,536

Net asset value and maximum offering price per share	$6.82

Class 4:
Net assets, at value	$28,747,268

Shares outstanding	4,357,387

Net asset value and maximum offering price per share	$6.60

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$422,757
Non-controlled affiliates (Note 3e)	7,875
Income from securities loaned (net of fees and rebates)	1,639

Total investment income	432,271

Expenses:
Management fees (Note 3a)	526,830
Distribution fees: (Note 3c)
Class 2	97,472
Class 4	49,038
Custodian fees (Note 4)	415
Reports to shareholders	29,609
Professional fees	18,450
Trustees’ fees and expenses	245
Other	5,129

Total expenses	727,188
Expenses waived/paid by affiliates (Note 3e and 3f)	(204,186)

Net expenses	523,002

Net investment income (loss)	(90,731)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	11,207,767
Net change in unrealized appreciation (depreciation) on investments	4,610,984

Net realized and unrealized gain (loss)	15,818,751

Net increase (decrease) in net assets resulting from operations	$15,728,020

FFC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(90,731)	$(487,848)
Net realized gain (loss)	11,207,767	383,295
Net change in unrealized appreciation (depreciation)	4,610,984	(3,840,892)

Net increase (decrease) in net assets resulting from operations	15,728,020	(3,945,445)

Distributions to shareholders from:
Net realized gains:
Class 2	(181,739)	(9,849,775)
Class 4	(67,426)	(4,640,994)

Total distributions to shareholders	(249,165)	(14,490,769)

Capital share transactions: (Note 2)
Class 2	(4,294,097)	3,213,957
Class 4	(2,510,544)	(1,658,082)

Total capital share transactions	(6,804,641)	1,555,875

Net increase (decrease) in net assets	8,674,214	(16,880,339)
Net assets:
Beginning of period	100,499,594	117,379,933

End of period	$109,173,808	$100,499,594

Undistributed net investment income (loss) included in net assets:
End of period	$(90,731)	$—

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

FFC-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Semiannual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	401,623	$2,553,835	2,595,394	$15,855,206
Shares issued in reinvestment of distributions	26,648	181,739	1,710,030	9,849,775
Shares redeemed	(1,087,852)	(7,029,671)	(3,555,838)	(22,491,024)

Net increase (decrease)	(659,581)	$(4,294,097)	749,586	$3,213,957

Class 4 Shares:
Shares sold	287,176	$1,795,941	593,508	$3,606,248
Shares issued in reinvestment of distributions	10,232	67,426	831,720	4,640,994
Shares redeemed	(705,211)	(4,373,911)	(1,660,346)	(9,905,324)

Net increase (decrease)	(407,803)	$(2,510,544)	(235,118)	$(1,658,082)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.993% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	6,045,419	11,867,391	(14,923,598)	2,989,212	$2,989,212	$7,875	$—	—%[a]

aRounds to less than 0.1%.

Semiannual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class 2 and Class 4 of the Fund do not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, there were no credits earned.

5. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$69,718,435

Unrealized appreciation	$41,210,731
Unrealized depreciation	(1,487,634)

Net unrealized appreciation (depreciation)	$39,723,097

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated 33,059,305 and 37,574,475, respectively.

At June 30, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $60,600 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

FFC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FFC-19

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Franklin Founding Funds Allocation VIP Fund

This semiannual report for Franklin Founding Funds Allocation VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +6.58% total return* for the six-month period ended June 30, 2017.

*The Fund has an expense reduction contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) generated a +9.34% total return and the MSCI World Index produced a +11.02% total return for the same period.1

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI All Country World Index. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

U.S, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world toward period-end.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFA-2	Semiannual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the six months under review, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1

underperformed the S&P 500. Templeton Growth VIP Fund – Class 1 performed in line with the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,065.80	$2.30		$1,022.56	$2.26		0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FFA-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.13	$6.80	$7.47	$7.47	$8.55	$7.63

Income from investment operations[a]:

Net investment income[b,c]	0.15	0.21	0.26	0.22	0.30	0.26

Net realized and unrealized gains (losses)	0.33	0.64	(0.68)	0.02	1.42	0.90

Total from investment operations	0.48	0.85	(0.42)	0.24	1.72	1.16

Less distributions from:

Net investment income	(0.22)	(0.29)	(0.24)	(0.23)	(1.15)	(0.24)

Net realized gains	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)	—

Total distributions	(0.53)	(0.52)	(0.25)	(0.24)	(2.80)	(0.24)

Net asset value, end of period	$7.08	$7.13	$6.80	$7.47	$7.47	$8.55

Total return[d]	6.74%	13.43%	(5.93)%	3.05%	24.14%	15.56%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[f]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	3.98%	3.09%	3.51%	2.88%	3.67%	4.06%

Supplemental data

Net assets, end of period (000’s)	$1,044	$1,025	$1,083	$1,114	$952	$767

Portfolio turnover rate	0.95%	0.10%	0.26%	4.80%	3.91%	28.46% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2017.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.08	$6.75	$7.42	$7.42	$8.51	$7.59

Income from investment operations[a]:

Net investment income[b,c]	0.14	0.19	0.24	0.20	0.27	0.25

Net realized and unrealized gains (losses)	0.33	0.64	(0.68)	0.02	1.42	0.89

Total from investment operations	0.47	0.83	(0.44)	0.22	1.69	1.14

Less distributions from:

Net investment income	(0.20)	(0.27)	(0.22)	(0.21)	(1.13)	(0.22)

Net realized gains	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)	—

Total distributions	(0.51)	(0.50)	(0.23)	(0.22)	(2.78)	(0.22)

Net asset value, end of period	$7.04	$7.08	$6.75	$7.42	$7.42	$8.51

Total return[d]	6.67%	13.18%	(6.21)%	2.85%	23.77%	15.33%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[f]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	3.73%	2.84%	3.26%	2.63%	3.42%	3.81%

Supplemental data

Net assets, end of period (000’s)	$484,342	$474,669	$480,715	$557,704	$547,506	$472,686

Portfolio turnover rate	0.95%	0.10%	0.26%	4.80%	3.91%	28.46% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2017.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.21	$6.87	$7.54	$7.54	$8.49	$7.58

Income from investment operations[a]:

Net investment income[b,c]	0.14	0.19	0.23	0.20	0.26	0.30

Net realized and unrealized gains (losses)	0.33	0.64	(0.68)	0.02	1.43	0.83

Total from investment operations	0.47	0.83	(0.45)	0.22	1.69	1.13

Less distributions from:

Net investment income	(0.19)	(0.26)	(0.21)	(0.21)	(0.99)	(0.22)

Net realized gains	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)	—

Total distributions	(0.50)	(0.49)	(0.22)	(0.22)	(2.64)	(0.22)

Net asset value, end of period	$7.18	$7.21	$6.87	$7.54	$7.54	$8.49

Total return[d]	6.58%	12.92%	(6.24)%	2.75%	23.68%	15.17%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[f]	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	3.63%	2.74%	3.16%	2.53%	3.32%	3.71%

Supplemental data

Net assets, end of period (000’s)	$538,949	$530,403	$550,825	$702,324	$676,781	$493,813

Portfolio turnover rate	0.95%	0.10%	0.26%	4.80%	3.91%	28.46% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2017.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Founding Funds Allocation VIP Fund
		Shares	Value
	Investments in Underlying Funds 100.0%
	Domestic Equity 33.3%
a	Franklin Mutual Shares VIP Fund, Class 1	15,841,639	$341,070,503

	Domestic Hybrid 33.3%
a	Franklin Income VIP Fund, Class 1	21,486,281	340,772,414

	Foreign Equity 33.4%
a	Templeton Growth VIP Fund, Class 1	22,551,812	342,336,503

	Total Investments in Underlying Funds (Cost $731,637,333)		1,024,179,420
	Other Assets, less Liabilities 0.0%†		155,080

	Net Assets 100.0%		$1,024,334,500

†Rounds to less than 0.1% of net assets.

aSee Note 3(d) regarding investments in Underlying Funds.

FFA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in securities:
Cost - Non-controlled affiliates (Note 3d)	$731,637,333

Value - Non-controlled affiliates (Note 3d)	$1,024,179,420
Cash	1,313,852
Receivables:
Capital shares sold	214,497
Other assets	660

Total assets	1,025,708,429

Liabilities:
Payables:
Capital shares redeemed	707,949
Administrative fees	72,991
Distribution fees	520,941
Accrued expenses and other liabilities	72,048

Total liabilities	1,373,929

Net assets, at value.	$1,024,334,500

Net assets consist of:
Paid-in capital.	$754,682,686
Undistributed net investment income	18,751,113
Net unrealized appreciation (depreciation)	292,542,087
Accumulated net realized gain (loss)	(41,641,386)

Net assets, at value.	$1,024,334,500

Class 1:
Net assets, at value	$1,044,043

Shares outstanding	147,392

Net asset value and maximum offering price per share	$7.08

Class 2:
Net assets, at value	$484,341,517

Shares outstanding	68,806,158

Net asset value and maximum offering price per share	$7.04

Class 4:
Net assets, at value	$538,948,940

Shares outstanding	75,038,282

Net asset value and maximum offering price per share	$7.18

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends from non-controlled affiliates (Note 3d)	$20,804,234

Expenses:
Administrative fees (Note 3a)	508,237
Distribution fees: (Note 3b)
Class 2	600,931
Class 4	938,723
Reports to shareholders	43,311
Professional fees	18,036
Trustees’ fees and expenses	2,301
Other	7,402

Total expenses	2,118,941
Expenses waived/paid by affiliates (Note 3e)	(69,659)

Net expenses	2,049,282

Net investment income	18,754,952

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Sale of investments:
Non-controlled affiliates (Note 3d)	7,840,362
Net change in unrealized appreciation (depreciation) on investments	39,646,992

Net realized and unrealized gain (loss)	47,487,354

Net increase (decrease) in net assets resulting from operations	$66,242,306

FFA-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$18,754,952	$27,575,819
Net realized gain (loss)	7,840,362	45,677,726
Net change in unrealized appreciation (depreciation)	39,646,992	46,468,720

Net increase (decrease) in net assets resulting from operations	66,242,306	119,722,265

Distributions to shareholders from:
Net investment income:
Class 1	(32,261)	(42,944)
Class 2	(12,990,591)	(18,199,650)
Class 4	(13,655,260)	(19,362,702)
Net realized gains:
Class 1	(45,646)	(33,890)
Class 2	(20,025,278)	(15,405,932)
Class 4	(21,899,278)	(17,041,267)

Total distributions to shareholders	(68,648,314)	(70,086,385)

Capital share transactions: (Note 2)
Class 1	25,757	(111,375)
Class 2	11,311,225	(29,371,071)
Class 4	9,307,031	(46,679,895)

Total capital share transactions	20,644,013	(76,162,341)

Net increase (decrease) in net assets	18,238,005	(26,526,461)
Net assets:
Beginning of period	1,006,096,495	1,032,622,956

End of period	$1,024,334,500	$1,006,096,495

Undistributed net investment income included in net assets:
End of period	$18,751,113	$26,674,273

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

FFA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	11,245	$82,719	16,848	$112,841
Shares issued in reinvestment of distributions	11,035	77,907	12,138	76,834
Shares redeemed	(18,746)	(134,869)	(44,358)	(301,050)

Net increase (decrease)	3,534	$25,757	(15,372)	$(111,375)

Class 2 Shares:
Shares sold	2,050,451	$15,046,605	5,277,050	$35,702,809
Shares issued in reinvestment of distributions	4,703,115	33,015,869	5,334,220	33,605,582
Shares redeemed	(5,021,620)	(36,751,249)	(14,716,105)	(98,679,462)

Net increase (decrease)	1,731,946	$11,311,225	(4,104,835)	$(29,371,071)

Class 4 Shares:
Shares sold	1,747,334	$13,034,025	1,664,792	$11,425,501
Shares issued in reinvestment of distributions	4,965,718	35,554,538	5,670,400	36,403,969
Shares redeemed	(5,266,196)	(39,281,532)	(13,975,336)	(94,509,365)

Net increase (decrease)	1,446,856	$9,307,031	(6,640,144)	$(46,679,895)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies.

Investments in Underlying Funds for the period ended June 30, 2017, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	%of Underlying Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Franklin Income VIP Fund, Class 1	21,065,303	1,033,102	(612,124)	21,486,281	$340,772,414	$14,527,615	$687,325	5.4%
Franklin Mutual Shares VIP Fund, Class 1	16,336,774	270,908	(766,043)	15,841,639	341,070,503	—	948,854	7.7%
Templeton Growth VIP Fund, Class 1	23,748,961	559,107	(1,756,256)	22,551,812	342,336,503	6,276,619	6,204,183	24.1%

Total					$1,024,179,420	$20,804,234	$7,840,362

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Funds has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, there were no credits earned.

FFA-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

5. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$781,101,859

Unrealized appreciation	$292,542,087
Unrealized depreciation	(49,464,526)

Net unrealized appreciation (depreciation)	$243,077,561

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the period ended June 30, 2017, aggregated $9,700,000 and $52,422,404, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

8. Fair Value Measurements (continued)

At June 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

During the fiscal year ended December 31, 2016, the Fund, a qualified fund of funds under Section 852(g)(2) of Internal Revenue Code (Code), received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on June 14, 2017, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class1	$0.0040	$0.0461
Class2	$0.0040	$0.0461
Class4	$0.0040	$0.0461

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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Franklin Income VIP Fund

This semiannual report for Franklin Income VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +4.18% total return* for the six-month period ended June 30, 2017.

*Return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 6/30/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a +9.34% total return, and its fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, produced a +2.27% total return for the same period.1

Economic and Market Overview

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The manufacturing sector generally expanded, and the services sector also continued to

Portfolio Composition
6/30/17
% of Total Net Assets
Equity*	55.1%
Energy	8.2%
Utilities	7.7%
Information Technology	7.4%
Financials	6.9%
Health Care	6.6%
Industrials	6.3%
Consumer Staples	3.6%
Materials	3.6%
Consumer Discretionary	3.3%
Telecommunication Services	1.1%
Real Estate	0.4%
Fixed Income	37.6%
Health Care	8.1%
Energy	7.0%
Consumer Discretionary	5.0%
Financials	3.7%
Information Technology	2.9%
Utilities	2.9%
Telecommunication Services	2.8%
Industrials	2.5%
Materials	2.1%
Real Estate	0.4%
Consumer Staples	0.2%
Short-Term Investments & Other Net Assets	7.3%

*Includes convertible bonds.

grow. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period.

The U.S. Federal Reserve (Fed), at its March meeting, increased the federal funds target rate from 0.50%–0.75% to 0.75%–1.00%. The Fed again increased its target range by a quarter point to 1.00%–1.25% at its June meeting. The Fed made both of these increases amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the victory of Emmanuel Macron as France’s President also helped U.S. equities. However, concerns about the terms of the U.K.’s exit from the European Union (also known as “Brexit”), uncertainty about President Trump’s ability to implement reforms, and geopolitical tensions in the Middle East and the Korean peninsula curbed market sentiment. The broad U.S. stock market, as measured by the S&P 500, generated a +9.34% total return for the period.1

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. It increased early during the period amid expectations of rate hikes by the Fed and upbeat economic data. During the latter part of the period, U.S. political uncertainty, and geopolitical tensions in the Middle East and the Korean peninsula, resulted in a decline in the yield. However, in June, the yield rose again due to renewed optimism for improvement in economic growth. Overall, the U.S. Treasury yield fell from 2.45% on December 30, 2016, to 2.31% at period-end.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the six months under review, we adjusted the Fund’s asset mix after finding what we considered attractive opportunities in the fixed income sector, while realizing gains in our equity positions. We strategically reduced our equity weighting from 59.1% to 55.1%, and increased our fixed

Top Five Equity Holdings
6/30/17
Company Sector/Industry	% of Total Net Assets
Royal Dutch Shell PLC Energy	2.6%
Wells Fargo & Co. Banks	1.8%
Chevron Corp. Energy	1.8%
General Electric Co. Industrials	1.8%
The Dow Chemical Co. Materials	1.8%

income weighting from 35.2% to 37.5%. Our cash position rose from 5.7% to 7.4% of total net assets.

Most of the Fund’s health care equities had strong performance in the first half of 2017. Pharmaceuticals, including Sanofi, AstraZeneca and Eli Lilly3 were among the top contributors, as was Medtronic, which manufactures technologically advanced medical devices. Although pharmaceutical and biotechnology stocks turned volatile as they occasionally came under selling pressure, they have collectively rebounded in 2017’s first half for a variety of reasons. Most importantly, the specter of U.S. government-mandated price caps on specialty medicines appears to have faded into the background for the time being, thereby reducing the heightened levels of policy-oriented risks that have hovered over the industry for more than a year.

Utility stocks responded positively to a combination of falling U.S. Treasury yields and robust first-quarter performance metrics within the sector, with the majority of utilities companies reporting earnings that were above analysts’ consensus expectations. As a result, most of the Fund’s related holdings — focused on large U.S. electric utility companies such as NextEra Energy and PG&E — traded higher.

In other contributing sectors, information technology (IT) dominated equities in the first half of 2017 despite selling off in June. Several holdings contributed positively to Fund returns, notably Apple, Microsoft and Oracle. Our consumer staples holdings all added to performance, with Philip Morris International as a notable contributor. Performance among industrials sector stocks was led by Deere, which reported standout results during the period and raised their outlook for the rest of the year driven by strength in their global agriculture and U.S. construction businesses. United Technologies also

3. Not held at period-end.

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contributed to returns. Dow Chemical led contributors among materials sector companies as their merger with DuPont4 continued to move toward completion with several additional regulatory approvals, and management outlined their plan for meaningful cost and revenue synergies for the combined company.

As crude oil officially tipped into a bear market, given a West Texas Intermediate oil per-barrel price decline of about 20% in June 2017 from recent peak levels during March, energy equities suffered in tandem, while their corporate debt securities, also held by the Fund, tended to remain relatively buoyant. The Fund’s energy sector holdings notably underperformed as oil prices fell, due mainly to disappointing supply/demand fundamentals despite the Organization of the Petroleum Exporting Countries’ (OPEC’s) decision to extend its global production-curtailment agreement. Overall, increased drilling activity and rising U.S. shale oil production, even in the face of lower prices, caused oil supply growth to exceed expectations. This in turn prevented oil inventories from declining as much as anticipated, despite continued steady oil demand growth. Meanwhile, demand for natural gas was below estimates in 2017’s first half. Among the seven industries that constitute the energy sector, European integrated oil and gas companies held up much better than their U.S. counterparts and sector peers specializing in exploration, production or oilfield services. As a result, the Fund was supported by its positions in Europe-based global energy conglomerates but hindered by U.S.-based detractors such as Anadarko Petroleum, Chevron, Energy XXI Gulf Coast and Occidental Petroleum.

In other sectors, Target was the largest detractor in the consumer discretionary sector as well as for the Fund as a whole, as they transitioned to upgrading their in-store experience and online capabilities amid heightened competition from both online and brick-and-mortar peers. In the telecommunication services sector, most of the small overall decline was due to Verizon Communications. Although our industrials sector holdings contributed to overall Fund returns, General Electric was a notable detractor as it reported successive quarters of weaker-than-expected results before announcing a new chief executive officer in June. Intel and Qualcomm3 detracted from the otherwise strong returns generated by the Fund’s IT sector holdings.

Top Five Fixed Income Holdings and Senior Floating Rate Interests*
6/30/17
Company Sector/Industry	% of Total Net Assets
CHS/Community Health Systems Inc. Health Care	2.5%
Tenet Healthcare Corp. Health Care	2.0%
Weatherford International Ltd. Energy	1.8%
DISH DBS Corp. Consumer Discretionary	1.7%
Chesapeake Energy Corp. Energy	1.5%

*Does not include convertible bonds.

During the period, consumer non-cyclical holdings5 notably contributed to our fixed income returns, benefiting from hospital and health care facility operators CHS/Community Health Systems and Tenet Healthcare. Both holdings outperformed as investors gained comfort that any impact from a potential repeal of the Affordable Care Act would be less than initially feared, while both companies also benefited from the sale of a few of their hospital assets at attractive valuations. Similarly, our exposure to pharmaceutical companies such as Valeant Pharmaceuticals International also helped, as Valeant was also able to sell assets at attractive valuations and pay down debt, while posting improved operating results and raising guidance.

Communications6 was also a strong-performing sector, due to our exposure in Sprint and DISH DBS. The outperformance in Echostar DBS (an operating satellite company of DISH Network) and Sprint bonds was fueled by increased merger and acquisition speculation, due to a new Federal Communications Commission regime and a more favorable governmental regulatory landscape. Sprint’s earnings also surpassed market expectations with stable operating metrics and an improved liquidity profile during the period, while Echostar bonds were helped when the company used convertible securities to fund wireless spectrum purchases instead of raising debt.

Banking7 performed well, as earnings from banking institutions were relatively strong over the period. Strong earnings from

4. Not a Fund holding.

5. Consumer non-cyclical holdings are in consumer staples and health care in the fixed income section of the SOI.

6. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI.

7. Banking holdings are in financials in the fixed income section of the SOI.

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our holdings in JPMorgan Chase and Citigroup exceeded consensus expectations as asset quality remained strong, core net interest income improved with rising interest rates, and capital markets businesses continued to produce improving results. Capital levels remained robust and ample core deposit funding continued to contribute to a positive fundamental credit profile. Both JPMorgan and Citigroup passed their annual regulatory stress tests, adding to confidence in the overall credit quality of these institutions and providing them with greater latitude to potentially return excess capital to shareholders in the future through share buybacks and dividend increases.

None of the Fund’s fixed income sector exposures detracted from performance during the period. A few of our fixed income energy positions hurt performance, as crude oil spot and futures prices were volatile during the period. Bill Barrett was one of our largest underperformers, as the company reinitiated their drilling program in late 2016 and the increase in planned capital spending for 2017 was not received favorably by the market. Although the company remained proactive at reducing debt and refinancing near-term maturities, negative sentiment increased at the end of the period, due to the retreat in oil prices. Similarly, Sanchez Energy bonds underperformed due to lower oil prices, despite a possibly transformational acquisition of assets from Anadarko Petroleum that we believe should ultimately improve the company’s long-term credit profile. However, the energy sector was still a solid performer within our overall fixed income exposure.

Our exposure to Talen Energy Supply within electric utilities also hurt performance due to unfavorable weather conditions and a poor outcome in the 2020-2021 electricity capacity auction for the PJM geographic region in the eastern U.S., where the company has more exposure. However, the weak performance from Talen was more than offset by the strong performance in our Dynegy bonds. The market apparently gained comfort that Dynegy would be able to address their large upcoming 2019 maturity from both asset sales and internally generated cash flow, and that the company might be acquired.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,041.80	$4.05		$1,020.83	$4.01		0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FI SA1 07/17

SUPPLEMENT DATED JULY 18, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

OF

FRANKLIN INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

The following bullet point is added as the last bullet point under the heading “The Funds – Goals, Additional Strategies and Risks – Franklin Income VIP Fund:”

•	buy and sell exchange-traded options on indexes that measure stock volatility, such as the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®)

Please keep this supplement with your Statement of Additional Information for future reference.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.87		$14.64		$16.48	$16.53		$15.47		$14.68

Income from investment operations[a]:

Net investment income[b]	0.35		0.67		0.71	0.72		0.81		0.91

Net realized and unrealized gains (losses)	0.36		1.34		(1.78)	0.11		1.31		0.90

Total from investment operations	0.71		2.01		(1.07)	0.83		2.12		1.81

Less distributions from net investment income	(0.71)		(0.78)		(0.77)	(0.88)		(1.06)		(1.02)

Net asset value, end of period	$15.87		$15.87		$14.64	$16.48		$16.53		$15.47

Total return[c]	4.42%		14.33%		(6.84)%	4.92%		14.18%		12.91%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.47%		0.47%		0.46%	0.47%		0.47%		0.47%

Expenses net of waiver and payments by affiliates	0.45%	[e]	0.44%	[e]	0.46% [e,f]	0.47%	[e]	0.47%	[e]	0.47%

Net investment income	4.26%		4.47%		4.47%	4.26%		5.07%		6.03%

Supplemental data

Net assets, end of period (000’s)	$723,350		$696,227		$604,228	$714,664		$695,004		$584,391

Portfolio turnover rate	12.01%		39.03%		31.53%	24.77%		21.71%		26.66%	[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.38		$14.20		$16.00	$16.07		$15.07		$14.32

Income from investment operations[a]:

Net investment income[b]	0.31		0.61		0.65	0.66		0.75		0.85

Net realized and unrealized gains (losses)	0.35		1.31		(1.73)	0.11		1.27		0.88

Total from investment operations	0.66		1.92		(1.08)	0.77		2.02		1.73

Less distributions from net investment income	(0.67)		(0.74)		(0.72)	(0.84)		(1.02)		(0.98)

Net asset value, end of period	$15.37		$15.38		$14.20	$16.00		$16.07		$15.07

Total return[c]	4.25%		14.02%		(7.05)%	4.62%		13.94%		12.65%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.72%		0.72%		0.71%	0.72%		0.72%		0.72%

Expenses net of waiver and payments by affiliates	0.70%	[e]	0.69%	[e]	0.71% [e,f]	0.72%	[e]	0.72%	[e]	0.72%

Net investment income	4.01%		4.22%		4.22%	4.01%		4.82%		5.78%

Supplemental data

Net assets, end of period (000’s)	$5,090,255		$5,088,556		$4,907,599	$6,022,804		$6,188,045		$6,182,997

Portfolio turnover rate	12.01%		39.03%		31.53%	24.77%		21.71%		26.66%	[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.71		$14.49		$16.31	$16.36		$15.32		$14.54

Income from investment operations[a]:

Net investment income[b]	0.31		0.61		0.65	0.66		0.75		0.85

Net realized and unrealized gains (losses)	0.36		1.33		(1.76)	0.11		1.30		0.90

Total from investment operations	0.67		1.94		(1.11)	0.77		2.05		1.75

Less distributions from net investment income	(0.65)		(0.72)		(0.71)	(0.82)		(1.01)		(0.97)

Net asset value, end of period	$15.73		$15.71		$14.49	$16.31		$16.36		$15.32

Total return[c]	4.25%		13.87%		(7.15)%	4.52%		13.85%		12.56%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.82%		0.82%		0.81%	0.82%		0.82%		0.82%

Expenses net of waiver and payments by affiliates	0.80%	[e]	0.79%	[e]	0.81% [e,f]	0.82%	[e]	0.82%	[e]	0.82%

Net investment income	3.91%		4.12%		4.12%	3.91%		4.72%		5.68%

Supplemental data

Net assets, end of period (000’s)	$317,882		$309,935		$306,023	$378,545		$397,652		$436,405

Portfolio turnover rate	12.01%		39.03%		31.53%	24.77%		21.71%		26.66%	[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Income VIP Fund
		Country	Shares	Value
	Common Stocks 45.9%
	Consumer Discretionary 3.3%
	Ford Motor Co.	United States	7,138,995	$79,885,354
	General Motors Co.	United States	1,000,000	34,930,000
	Target Corp.	United States	1,639,100	85,708,539

				200,523,893

	Consumer Staples 3.6%
	Anheuser-Busch InBev SA/NV, ADR	Belgium	505,000	55,731,800
	The Coca-Cola Co.	United States	1,325,000	59,426,250
	PepsiCo Inc.	United States	584,000	67,446,160
	Philip Morris International Inc.	United States	350,000	41,107,500

				223,711,710

	Energy 7.5%
	Anadarko Petroleum Corp.	United States	600,000	27,204,000
	Baker Hughes Inc.	United States	725,000	39,519,750
	BP PLC, ADR	United Kingdom	1,800,000	62,370,000
	Chevron Corp.	United States	1,055,000	110,068,150
a	Energy XXI Gulf Coast Inc.	United States	510,163	9,473,727
a	Halcon Resources Corp.	United States	74,398	337,767
	Occidental Petroleum Corp.	United States	436,000	26,103,320
	Royal Dutch Shell PLC, A, ADR	United Kingdom	3,021,748	160,726,776
a	Stone Energy Corp.	United States	544,906	10,015,372
a	W&T Offshore Inc.	United States	2,000,000	3,920,000
a	Weatherford International PLC	United States	2,500,000	9,675,000

				459,413,862

	Financials 5.6%
	Bank of America Corp.	United States	800,000	19,408,000
	HSBC Holdings PLC	United Kingdom	5,000,000	46,351,245
	JPMorgan Chase & Co.	United States	690,100	63,075,140
	MetLife Inc.	United States	1,245,108	68,406,233
	U.S. Bancorp	United States	1,000,000	51,920,000
	Wells Fargo & Co.	United States	1,700,000	94,197,000

				343,357,618

	Health Care 4.9%
	AstraZeneca PLC	United Kingdom	750,000	50,164,460
	Medtronic PLC	United States	335,000	29,731,250
	Merck & Co.. Inc.	United States	250,000	16,022,500
a	Mylan NV	United States	628,000	24,378,960
	Pfizer Inc.	United States	2,638,975	88,643,170
	Roche Holding AG	Switzerland	136,500	34,767,458
	Sanofi, ADR	France	1,208,292	57,889,270

				301,597,068

	Industrials 5.1%
a,b	CEVA Holdings LLC	United States	13,012	3,253,065
	Deere & Co.	United States	240,000	29,661,600
	General Electric Co.	United States	3,976,200	107,397,162
	Republic Services Inc.	United States	527,300	33,604,829
	Union Pacific Corp.	United States	500,000	54,455,000
	United Technologies Corp.	United States	700,000	85,477,000

				313,848,656

Semiannual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Information Technology 3.9%
	Apple Inc.	United States	645,317	$92,938,554
	Intel Corp.	United States	1,207,000	40,724,180
	Microsoft Corp.	United States	1,000,000	68,930,000
	Oracle Corp.	United States	700,632	35,129,689

				237,722,423

	Materials 3.6%
	BASF SE	Germany	387,500	35,892,208
	The Dow Chemical Co.	United States	1,700,000	107,219,000
	Rio Tinto PLC, ADR	United Kingdom	1,800,000	76,158,000

				219,269,208

	Real Estate 0.4%
	Host Hotels & Resorts Inc.	United States	1,500,000	27,405,000

	Telecommunication Services 1.1%
	BCE Inc.	Canada	466,000	20,996,335
	Verizon Communications Inc.	United States	1,075,000	48,009,500

				69,005,835

	Utilities 6.9%
	Dominion Energy Inc.	United States	1,000,000	76,630,000
	Duke Energy Corp.	United States	702,500	58,721,975
	Great Plains Energy Inc.	United States	777,900	22,776,912
	NextEra Energy Inc.	United States	125,000	17,516,250
	PG&E Corp.	United States	935,300	62,075,861
	PPL Corp.	United States	450,000	17,397,000
	Public Service Enterprise Group Inc.	United States	823,500	35,418,735
	Sempra Energy	United States	368,300	41,525,825
	The Southern Co.	United States	1,062,100	50,853,348
	Xcel Energy Inc.	United States	810,964	37,207,028

				420,122,934

	Total Common Stocks (Cost $2,341,420,880)			2,815,978,207

c	Equity-Linked Securities 5.4%
	Energy 0.3%
d	Wells Fargo Bank National Assn. into Halliburton Co., 8.00%, 144A	United States	435,000	19,413,871

	Health Care 0.5%
d	JPMorgan Chase & Co. into Merck & Co. Inc., 6.25%, 144A	United States	500,000	31,526,534

	Industrials 1.1%
d	Morgan Stanley into Deere & Co., 6.00%, 144A.	United States	550,000	66,142,381

	Information Technology 3.5%
d	Deutsche Bank AG/London into Apple Inc., 6.00%, 144A	United States	410,000	60,655,427
d	Goldman Sachs International into Analog Devices Inc., 6.50%, 144A	United States	570,000	45,497,718
d	Goldman Sachs International into Intel Corp., 6.00%, 144A	United States	1,700,000	58,472,495
d	Royal Bank of Canada into Texas Instruments Inc., 6.00%, 144A	United States	725,000	51,326,520

				215,952,160

	Total Equity-Linked Securities (Cost $323,858,800)			333,034,946

FI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares		Value
	Convertible Preferred Stocks 2.7%
	Financials 1.2%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	34,600		$43,664,854
a	FNMA, 5.375%, cvt. pfd	United States	475		8,431,250
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	15,000		19,666,650

					71,762,754

	Health Care 0.6%
	Allergan PLC, 5.50%, cvt. pfd	United States	9,500		8,246,760
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	250,000		13,695,000
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	25,000		14,862,500

					36,804,260

	Industrials 0.1%
a,b	CEVA Holdings LLC, cvt. pfd., A-1	United States	397		148,875
a,b	CEVA Holdings LLC, cvt. pfd., A-2	United States	14,711		4,119,052

					4,267,927

	Utilities 0.8%
	Dominion Energy Inc., 6.375%, cvt. pfd., A	United States	162,000		7,743,600
	Great Plains Energy Inc., 7.00%, cvt. pfd	United States	216,000		11,456,640
	NextEra Energy Inc., 6.371%, cvt. pfd	United States	500,000		32,070,000

					51,270,240

	Total Convertible Preferred Stocks (Cost $186,980,955)				164,105,181

	Preferred Stocks (Cost $4,945,000) 0.1%
	Financials 0.1%
	Morgan Stanley, 6.375%, pfd., I	United States	197,800		5,645,212

			Principal Amount*
	Convertible Bonds 1.0%
	Energy 0.4%
d	Chesapeake Energy Corp., cvt., senior note, 144A, 5.50%, 9/15/26	United States	2,500,000		2,350,000
	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	22,000,000		22,316,250

					24,666,250

	Health Care 0.6%
d	Bayer Capital Corp BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	25,000,000	EUR	34,830,343
	Impax Laboratories Inc., cvt., senior note, 2.00%, 6/15/22	United States	2,500,000		2,139,063

					36,969,406

	Total Convertible Bonds (Cost $53,096,406)				61,635,656

	Corporate Bonds 34.8%
	Consumer Discretionary 3.9%
d	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	6,300,000		5,890,500
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.125%, 2/15/23	United States	10,000,000		10,343,750
	senior bond, 5.75%, 1/15/24	United States	9,000,000		9,506,250
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	35,000,000		35,962,500
	senior note, 5.875%, 7/15/22	United States	40,000,000		43,100,000
	senior note, 5.875%, 11/15/24	United States	9,400,000		10,064,768
	senior note, 7.75%, 7/01/26	United States	10,000,000		11,875,000
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	11,300,000		11,504,925
	iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	23,000,000		18,141,250

Semiannual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Discretionary (continued)
d	International Game Technology PLC, senior secured note, 144A, 6.25%, 2/15/22	United States	8,500,000	$9,286,250
	KB Home, senior bond, 7.50%, 9/15/22	United States	6,500,000	7,369,375
d	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	3,000,000	2,677,500
d	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	10,000,000	10,375,000
	senior note, 144A, 5.875%, 4/01/23	United States	5,000,000	5,172,500
d	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	7,500,000	7,987,500
d	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	10,000,000	10,121,800
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000	7,095,375
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	7,297,500
d	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	7,500,000	7,907,813
d	Ziggo Secured Finance BV, secured bond, 144A, 5.50%, 1/15/27	Netherlands	7,500,000	7,743,750

				239,423,306

	Consumer Staples 0.2%
d	JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	12,500,000	12,556,250

	Energy 6.8%
d	Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	25,000,000	25,125,000
	Bill Barrett Corp.,
	senior bond, 7.00%, 10/15/22	United States	17,937,000	15,246,450
	[d] senior note, 144A, 8.75%, 6/15/25	United States	23,400,000	19,714,500
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 6.50%, 4/15/21	United States	12,000,000	10,500,000
	Chesapeake Energy Corp.,
	[d] secured note, second lien, 144A, 8.00%, 12/15/22	United States	28,872,000	30,640,410
	[e] senior bond, 6.125%, 2/15/21	United States	16,000,000	15,760,000
	[d,e] senior bond, 144A, 8.00%, 6/15/27	United States	2,000,000	1,967,500
	senior note, 5.375%, 6/15/21	United States	11,045,000	10,382,300
	senior note, 4.875%, 4/15/22	United States	5,000,000	4,675,000
	senior note, 5.75%, 3/15/23	United States	5,000,000	4,562,500
	[d,e] senior note, 144A, 8.00%, 1/15/25.	United States	15,000,000	15,037,500
	[f] senior note, FRN, 4.408%, 4/15/19	United States	14,000,000	13,790,000
d	Denbury Resources Inc., senior secured note, 144A, 9.00%, 5/15/21	United States	7,200,000	6,894,000
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.50%, 5/01/21	United States	5,000,000	4,750,000
d	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 144A, 8.625%, 6/15/20	United States	6,600,000	6,270,000
	d Halcon Resources Corp., senior note, 144A, 6.75%, 2/15/25	United States	2,000,000	1,810,000
	Kinder Morgan Inc.,
	senior bond, 7.75%, 1/15/32	United States	22,000,000	27,730,670
	[d] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	7,000,000	7,754,215
d	McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	17,592,000	17,811,900
d	NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	850,000	870,187
g	Petroquest Energy Inc., secured note, second lien, PIK, 10.00%, 2/15/21	United States	1,710,028	1,235,495
	Rex Energy Corp., second lien, 1.00% to 10/01/17, 8.00% thereafter, 10/01/20	United States	5,000,000	2,750,000
	Sabine Pass Liquefaction LLC,
	first lien, 5.00%, 3/15/27	United States	12,200,000	12,997,441
	senior secured bond, first lien, 5.875%, 6/30/26	United States	15,000,000	16,816,380

FI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	27,000,000	$24,570,000
	Stone Energy Corp., senior note, 7.50%, 5/31/22	United States	6,452,837	6,130,195
d	Transocean Inc., senior note, 144A, 9.00%, 7/15/23	United States	10,000,000	10,425,000
d,g	W&T Offshore Inc.,
	secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	10,330,593	8,460,702
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	9,244,999	6,536,713
	Weatherford International Ltd.,
	senior note, 5.125%, 9/15/20	United States	17,500,000	16,887,500
	senior note, 7.75%, 6/15/21	United States	30,000,000	30,262,500
	senior note, 4.50%, 4/15/22	United States	11,900,000	10,561,250
	senior note, 8.25%, 6/15/23	United States	27,500,000	27,568,750

				416,494,058

	Financials 3.4%
h	Bank of America Corp.,
	junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	8,700,800
	junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,205,500
	junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	6,000,000	6,067,080
	junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	6,000,000	6,502,500
h	Citigroup Inc.,
	junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	10,237,500
	junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	13,409,375
	junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,792,500
	junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	17,913,000
	junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	26,286,500
	junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	10,540,950
h	JPMorgan Chase & Co.,
	junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	50,000,000	52,037,500
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,452,000
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,262,500
h	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,635,800
	Navient Corp., senior note, 6.125%, 3/25/24	United States	5,000,000	5,175,000
d	OneMain Financial Holdings Inc.,
	senior note, 144A, 6.75%, 12/15/19	United States	6,000,000	6,322,500
	senior note, 144A, 7.25%, 12/15/21	United States	5,000,000	5,291,250
h	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,900,000	8,470,775

				208,303,030

	Health Care 7.8%
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	67,195,000	67,782,956
	senior note, 7.125%, 7/15/20	United States	35,000,000	34,212,500
	senior note, 6.875%, 2/01/22	United States	38,000,000	33,345,000
	senior secured note, first lien, 6.25%, 3/31/23	United States	16,400,000	16,992,040
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	5,000,000	5,084,375
	senior bond, 5.00%, 5/01/25	United States	4,000,000	4,020,000
d	Endo Dac/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	10,000,000	8,200,000
	senior note, 144A, 6.00%, 7/15/23	United States	15,000,000	12,682,500

Semiannual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care (continued)
d	Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	22,500,000	$20,358,000
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	8,184,375
	senior note, 7.50%, 2/15/22	United States	25,000,000	28,843,750
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	11,037,000
	Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	9,000,000	8,505,000
	Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	5,000,000	4,287,500
d	Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
	senior note, 144A, 5.75%, 8/01/22	United States	24,200,000	22,869,000
	senior note, 144A, 5.625%, 10/15/23	United States	14,300,000	13,120,250
	senior note, 144A, 5.50%, 4/15/25	United States	10,000,000	8,825,000
	Tenet Healthcare Corp.,
	senior note, 5.00%, 3/01/19	United States	10,000,000	10,503,600
	senior note, 8.00%, 8/01/20	United States	5,000,000	5,068,750
	senior note, 8.125%, 4/01/22	United States	48,000,000	51,120,000
	senior note, 6.75%, 6/15/23	United States	53,200,000	53,333,000
d	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	7,500,000	7,303,125
d	Valeant Pharmaceuticals International Inc.,
	first lien, 144A, 6.50%, 3/15/22	United States	3,000,000	3,153,750
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	7,990,000
	senior note, 144A, 5.375%, 3/15/20	United States	17,000,000	16,447,500
	senior note, 144A, 5.875%, 5/15/23	United States	12,500,000	10,781,250
	senior note, 144A, 7.00%, 3/15/24	United States	4,500,000	4,741,875

				478,792,096

	Industrials 1.8%
d	Bombardier Inc.,
	senior bond, 144A, 6.125%, 1/15/23	Canada	5,000,000	5,025,000
	senior bond, 144A, 7.50%, 3/15/25	Canada	11,000,000	11,440,000
d,g	CEVA Group PLC, senior secured note, first lien, PIK, 144A, 6.00%, 9/01/20	United Kingdom	13,009,180	12,553,859
d	Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	4,400,000	4,840,000
	Hertz Corp., senior note, 6.75%, 4/15/19	United States	3,474,000	3,474,000
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	5,675,000	5,760,125
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	10,000,000	10,350,000
	senior sub. bond, 6.375%, 6/15/26	United States	7,700,000	7,834,750
	senior sub. note, 6.00%, 7/15/22	United States	7,700,000	7,950,250
	United Rentals North America Inc.,
	senior bond, 6.125%, 6/15/23	United States	11,400,000	11,898,750
	senior bond, 5.75%, 11/15/24	United States	3,000,000	3,153,750
d	XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	22,980,000	24,243,900

				108,524,384

	Information Technology 2.9%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	17,165,280
d	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	10,446,900
d	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
	senior note, 144A, 7.125%, 6/15/24	United States	3,600,000	3,959,215
	senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	16,200,000	17,876,587
	senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	12,500,000	13,188,225
	senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	21,100,000	22,922,702

FI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Information Technology (continued)
d	First Data Corp.,
	secured note, second lien, 144A, 5.75%, 1/15/24	United States	5,000,000	$5,212,500
	senior note, 144A, 7.00%, 12/01/23	United States	25,000,000	26,750,000
d	Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	2,864,000	3,286,440
	NCR Corp.,
	senior note, 5.00%, 7/15/22	United States	5,500,000	5,637,500
	senior note, 6.375%, 12/15/23	United States	7,000,000	7,525,000
	Western Digital Corp.,
	senior note, 10.50%, 4/01/24	United States	30,000,000	35,465,400
	[d] senior secured note, 144A, 7.375%, 4/01/23	United States	10,000,000	11,012,500

				180,448,249

	Materials 2.1%
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 4.625%, 5/15/23	Luxembourg	15,000,000	15,412,500
	senior note, 144A, 7.25%, 5/15/24	Luxembourg	10,200,000	11,169,000
d	BWAY Holding Co.,
	secured note, 144A, 5.50%, 4/15/24	United States	10,000,000	10,237,500
	senior note, 144A, 7.25%, 4/15/25	United States	23,300,000	23,707,750
d	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000	15,645,063
d	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 4.75%, 5/15/22	Australia	4,400,000	4,422,000
	senior note, 144A, 5.125%, 5/15/24	Australia	6,700,000	6,716,750
	senior secured note, 144A, 9.75%, 3/01/22	Australia	27,000,000	30,881,250
d	Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	3,500,000	3,631,250
d	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, first lien, 144A, 5.125%, 7/15/23	United States	4,300,000	4,472,000

				126,295,063

	Real Estate 0.4%
	Equinix Inc., senior bond, 5.375%, 5/15/27	United States	16,500,000	17,634,375
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	3,000,000	3,075,000
	iStar Inc., senior note, 5.00%, 7/01/19	United States	3,500,000	3,537,188

				24,246,563

	Telecommunication Services 2.8%
	Frontier Communications Corp.,
	senior note, 9.25%, 7/01/21	United States	7,400,000	7,277,826
	senior note, 7.125%, 1/15/23	United States	7,800,000	6,532,500
	Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	13,500,000	14,475,240
	Sprint Communications Inc.,
	11.50%, 11/15/21	United States	30,000,000	38,550,000
	senior note, 7.00%, 8/15/20	United States	7,500,000	8,268,750
	[d] senior note, 144A, 9.00%, 11/15/18	United States	11,900,000	12,930,064
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	37,500,000	43,218,750
	senior bond, 7.125%, 6/15/24	United States	8,200,000	9,143,000
	senior note, 7.625%, 2/15/25	United States	15,000,000	17,306,250
d	Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%, 4/23/21	Italy	11,500,000	11,977,307

				169,679,687

Semiannual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities 2.7%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	22,000,000	$20,707,500
	senior note, 5.375%, 1/15/23	United States	20,000,000	19,575,000
	senior note, 5.50%, 2/01/24	United States	16,375,000	15,576,719
	[d] senior secured bond, 144A, 5.25%, 6/01/26	United States	13,200,000	13,002,000
	Dynegy Inc.,
	senior note, 6.75%, 11/01/19	United States	43,000,000	44,558,750
	senior note, 7.375%, 11/01/22	United States	20,000,000	19,850,000
	senior note, 5.875%, 6/01/23	United States	8,000,000	7,520,000
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	24,187,500

				164,977,469

	Total Corporate Bonds (Cost $2,022,244,835)			2,129,740,155

f,i	Senior Floating Rate Interests 2.8%
	Consumer Discretionary 1.1%
	Academy Ltd., Initial Term Loan, 5.172% - 5.226%, 7/02/22	United States	1,588,454	1,252,231
	Belk Inc., Closing Date Term Loan, 5.905, 12/12/22	United States	24,683,784	21,141,661
	iHeartCommunications Inc.,
	Tranche D Term Loan, 7.976, 1/30/19	United States	45,864,664	37,609,024
	Tranche E Term Loan, 8.726, 7/30/19	United States	13,142,768	10,777,070

				70,779,986

	Energy 0.2%
	W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	11,000,000	9,515,000

	Financials 0.3%
	First Eagle Investment Management LLC, Initial Term Loans, 4.796%, 12/01/22	United States	20,000,000	20,212,500

	Health Care 0.3%
	Vizient Inc., Term Loan B, 4.726%, 2/13/23	United States	17,597,059	17,784,028

	Industrials 0.7%
	CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United Kingdom	4,865,761	4,551,515
	CEVA Intercompany BV, Dutch BV Term Loan, 6.672%, 3/19/21	United Kingdom	4,964,403	4,643,787
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.672%, 3/19/21	Canada	855,932	800,653
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.672%, 3/19/21	United Kingdom	6,847,453	6,405,224
	Commercial Barge Line Co., Initial Term Loan, 9.976%, 11/12/20	United States	9,375,000	8,167,969
	Navistar Inc., Tranche B Term Loans, 5.09%, 8/07/20	United States	5,989,806	6,060,935
	Vertiv Group Corp., Term B Loans, 5.226%, 11/30/23	United States	11,031,465	11,086,490

				41,716,573

	Utilities 0.2%
	Talen Energy Supply LLC,
	Term B-1 Loans, 5.226%, 7/15/23	United States	5,985,000	5,585,998
	Tranche B-2 Term Loan, 5.226%, 4/13/24	United States	7,976,000	7,434,294

				13,020,292

	Total Senior Floating Rate Interests (Cost $184,108,769)			173,028,379

FI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Escrows and Litigation Trusts (Cost $62,602) 0.0%
a,b	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	$—

	Total Investments before Short Term Investments (Cost $5,116,718,247)			5,683,167,736

	Short Term Investments 6.7%
	Money Market Funds (Cost $407,603,583) 6.6%
j,k	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	United States	407,603,583	407,603,583
l	Investments from Cash Collateral Received for Loaned Securities 0.1%
	Money Market Funds (Cost $3,903,000) 0.1%
j,k	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	United States	3,903,000	3,903,000

			Principal Amount*	Value
	Repurchase Agreement (Cost $976,430) 0.0%†
m	Joint Repurchase Agreement, 1.08%, 7/03/17 (Maturity Value $976,518)
	J.P. Morgan Securities LLC. Collateralized by nU.S. Treasury Bill, 4/26/18; U.S.Treasury Note 0.875% - 3.50%, 10/15/17 - 9/30/21; U.S. Treasury Notes, Index Linked, 0.125% - 2.125%, 1/15/19 - 4/15/20 (Valued at $996,004)	United States	976,430	976,430

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $4,879,430)			4,879,430

	Total Investments (Cost $5,529,201,260) 99.4%			6,095,650,749
	Other Assets, less Liabilities 0.6%			35,837,124

	Net Assets 100.0%			$6,131,487,873

Semiannual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

See Abbreviations on page FI-32.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $7,520,992,

representing 0.1% of net assets.

cSee Note 1(d) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At

June 30, 2017, the aggregate value of these securities was $1,150,045,696, representing 18.8% of net assets.

eA portion or all of the security is on loan at June 30, 2017. See Note 1(e).

fThe coupon rate shown represents the rate at period end.

gIncome may be received in additional securities and/or cash.

hPerpetual security with no stated maturity date.

iSee Note 1(f) regarding senior floating rate interests.

jSee Note 3(e) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day yield at period end.

lSee Note 1(e) regarding securities on loan.

mSee Note 1(c) regarding joint repurchase agreement.

nThe security was issued on a discount basis with no stated coupon rate.

FI-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,116,718,247
Cost - Non-controlled affiliates (Note 3e)	411,506,583
Cost - Repurchase agreements	976,430

Total cost of investments	$5,529,201,260

Value - Unaffiliated issuers	$5,683,167,736
Value - Non-controlled affiliates (Note 3e)	411,506,583
Value - Repurchase agreements	976,430

Total value of investments (includes securities loaned in the amount of $4,630,838)	6,095,650,749
Cash	714,193
Receivables:
Investment securities sold	2,787,304
Capital shares sold	1,991,850
Dividends and interest	42,189,604
Other assets	3,974

Total assets	6,143,337,674

Liabilities:
Payables:
Capital shares redeemed	2,062,982
Management fees	2,182,226
Distribution fees	2,332,947
Payable upon return of securities loaned	4,879,430
Accrued expenses and other liabilities	392,216

Total liabilities	11,849,801

Net assets, at value	$6,131,487,873

Net assets consist of:
Paid-in capital	$6,249,004,934
Undistributed net investment income	126,111,214
Net unrealized appreciation (depreciation)	566,539,892
Accumulated net realized gain (loss)	(810,168,167)

Net assets, at value	$6,131,487,873

Class 1:
Net assets, at value	$723,350,098

Shares outstanding	45,571,991

Net asset value and maximum offering price per share	$15.87

Class 2:
Net assets, at value	$5,090,255,331

Shares outstanding	331,137,932

Net asset value and maximum offering price per share	$15.37

Class 4:
Net assets, at value	$317,882,444

Shares outstanding	20,212,816

Net asset value and maximum offering price per share	$15.73

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$58,114,109
Non-controlled affiliates (Note 3e)	628,047
Interest	84,487,059
Income from securities loaned (net of fees and rebates)	836,984

Total investment income	144,066,199

Expenses:
Management fees (Note 3a)	13,903,046
Distribution fees: (Note 3c)
Class 2	6,365,703
Class 4	549,101
Custodian fees (Note 4)	32,884
Reports to shareholders	231,441
Professional fees	88,915
Trustees’ fees and expenses	13,518
Other	75,071

Total expenses	21,259,679
Expense reductions (Note 4)	(420)
Expenses waived/paid by affiliates (Note 3e)	(706,480)

Net expenses	20,552,779

Net investment income	123,513,420

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	86,072,780
Realized gain distributions from REITs	307,701
Foreign currency transactions	5,742

Net realized gain (loss)	86,386,223

Net change in unrealized appreciation (depreciation) on:
Investments	49,237,355
Translation of other assets and liabilities denominated in foreign currencies	118,104

Net change in unrealized appreciation (depreciation)	49,355,459

Net realized and unrealized gain (loss)	135,741,682

Net increase (decrease) in net assets resulting from operations	$259,255,102

FI-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$123,513,420	$247,868,765
Net realized gain (loss)	86,386,223	23,444,659
Net change in unrealized appreciation (depreciation)	49,355,459	499,690,603

Net increase (decrease) in net assets resulting from operations	259,255,102	771,004,027

Distributions to shareholders from:
Net investment income:
Class 1	(30,736,550)	(33,648,017)
Class 2	(212,433,443)	(243,664,392)
Class 4	(12,598,021)	(14,419,491)

Total distributions to shareholders	(255,768,014)	(291,731,900)

Capital share transactions: (Note 2)
Class 1	27,112,508	34,616,416
Class 2	(1,335,421)	(215,782,069)
Class 4	7,506,111	(21,239,696)

Total capital share transactions	33,283,198	(202,405,349)

Net increase (decrease) in net assets	36,770,286	276,866,778
Net assets:
Beginning of period	6,094,717,587	5,817,850,809

End of period	$6,131,487,873	$6,094,717,587

Undistributed net investment income included in net assets:
End of period	$126,111,214	$258,365,808

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

FI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of

Semiannual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2017.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these

FI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,407,910	$22,868,571	6,134,123	$87,911,597
Shares issued in reinvestment of distributions	1,925,849	30,736,550	2,331,810	33,648,017
Shares redeemed	(1,622,291)	(26,492,613)	(5,877,695)	(86,943,198)

Net increase (decrease)	1,711,468	$27,112,508	2,588,238	$34,616,416

Class 2 Shares:
Shares sold	7,863,112	$124,015,671	25,914,952	$378,696,453
Shares issued in reinvestment of distributions	13,740,843	212,433,443	17,417,040	243,664,392
Shares redeemed	(21,387,138)	(337,784,535)	(58,055,463)	(838,142,914)

Net increase (decrease)	216,817	$(1,335,421)	(14,723,471)	$(215,782,069)

Class 4 Shares:
Shares sold	1,694,853	$27,294,426	1,804,015	$26,579,870
Shares issued in reinvestment of distributions	796,839	12,598,021	1,008,356	14,419,491
Shares redeemed	(2,007,850)	(32,386,336)	(4,209,003)	(62,239,057)

Net increase (decrease)	483,842	$7,506,111	(1,396,632)	$(21,239,696)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35%, per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	310,250,028	1,147,556,121	(1,046,299,566)	411,506,583	$411,506,583	$628,047	$—	2.2%

f. Other Affiliated Transactions

At June 30, 2017, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 5.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$521,405,875
2018	157,561,044
Capital loss carryforwards not subject to expiration:
Short term	135,162,624
Long term	76,910,085

Total capital loss carryforwards	$891,039,628

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$5,533,618,674

Unrealized appreciation	$837,095,486
Unrealized depreciation	(275,063,411)

Net unrealized appreciation (depreciation)	$562,032,075

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $691,251,845 and $891,140,442, respectively.

At June 30, 2017, in connection with securities lending transactions, the Fund loaned corporate bonds and received $4,879,430 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At June 30, 2017, the Fund had 33.10% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$338,282,889	$8,431,250	$—		$346,714,139
Transportation	54,455,000	7,520,992	—		61,975,992
All Other Equity Investments[b]	2,577,038,469	—	—		2,577,038,469
Equity-Linked Securities	—	333,034,946	—		333,034,946
Convertible Bonds	—	61,635,656	—		61,635,656
Corporate Bonds	—	2,129,740,155	—		2,129,740,155
Senior Floating Rate Interests	—	173,028,379	—		173,028,379
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	411,506,583	976,430	—		412,483,013

Total Investments in Securities	$3,381,282,941	$2,714,367,808	$—		$6,095,650,749

aIncludes common, preferred and convertible preferred stocks .

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

10. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

		FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		PIK	Payment-In-Kind

		L/C	Letter of Credit

FI-32	Semiannual Report

Franklin Mutual Global Discovery VIP Fund

This semiannual report for Franklin Mutual Global Discovery VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +5.69% total return* for the six-month period ended June 30, 2017.

*Return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/16 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index, generated a +11.02% total return and the Standard & Poor’s 500 Index® posted a +9.34% total return for the same period.1

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI All Country World Index. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S, hopes of tax reforms under the Trump administration,

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world toward period-end.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline

2. Source: Bureau of Labor Statistics.

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conditions overshadowed a fair amount of turbulence and uncertainty.

In the U.S., markets began 2017 rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington, D.C., tempered the rally in U.S. markets overall. Many stocks that led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +13.99%, while the Russell 1000® Value Index posted a total return of +4.66%.1 Within the Russell 1000® Growth Index, stocks with the largest weights were technology firms that dominated the headlines: Apple,3 Alphabet (a.k.a. Google),3 Microsoft, Amazon.com3 and Facebook.3

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. Elections in Europe produced generally positive outcomes, with voters in the Netherlands and France rejecting extremist candidates. Political stability in the European Union (EU) helped to support equity markets on the belief that it would help facilitate the ongoing economic recovery. In the U.K., however, a snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the U.K. leaves the EU in March 2019 without a negotiated deal, even more likely than before.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. We seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The energy sector has been a significant area of investment for the Fund.4 Following an extended period of high prices, crude oil and natural gas prices have been significantly lower during the past few years. The benchmark oil price dropped from more than $100 a barrel to below $30, and has more recently stayed between $40 and $60. The impact on the sector, and the

Top 10 Sectors/Industries
6/30/17
% of Total Net Assets
Banks	15.5%
Insurance	8.8%
Pharmaceuticals	8.5%
Oil, Gas & Consumable Fuels	7.6%
Software	6.0%
Media	5.8%
Tobacco	4.7%
Health Care Equipment & Supplies	3.8%
Industrial Conglomerates	3.2%
Food & Staples Retailing	2.8%

securities of companies in the sector, has been unsurprisingly quite dramatic. Although many uncertainties exist, we continue to expect demand for oil and gas to rise for a number of years, which we believe will require continued investment by the industry, not only to meet that growth but also to replace declining production in mature fields around the world. Accordingly, we expect some combination of higher prices or lower costs over time to provide the sufficient returns needed to justify the required investment.

After an initial period of distress, most companies within the energy sector appear to have made considerable progress in resizing their cost structures and strengthening their balance sheets. In aggregate, capital spending has been cut massively, and cash flow breakeven levels suggest an ability to fund a base level of investment activity given crude oil and gas prices as of period-end. From an investment standpoint, in many cases we are finding securities with reasonable prospects at current commodity prices, and substantively greater upside potential should our longer term price-versus-cost outlook come to pass. We expect continued commodity price volatility, but would look to use that to our advantage when seeking to buy or sell energy sector securities.

Our energy sector investment process has focused on finding situations where commodity price upside is not necessary to generate attractive security returns. One such area is within the infrastructure space. Companies such as Kinder Morgan and Williams provide critical pipelines, processing facilities, ports, and other assets used to bring vital commodities to market. Investors shunned these companies due to a combination of counterparty risk related to exploration and production

3. Not a Fund holding.

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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companies, their own balance sheet concerns and dividend levels. As our analysis about the criticality of their assets and the flexibility of their funding options has, in our view, been proven, the securities of infrastructure companies have recovered significantly from their lows. Moreover, if expectations of an oil and gas supply glut from greater North American production hold true, more infrastructure investment should be needed to move this product to export markets.

Royal Dutch Shell, a leading integrated oil and gas company, is another investment held by the Fund for which fears about the impact of low commodity prices were overblown, in our view. The company used the initial phase of the price downturn to acquire BG Group, a major exploration and production company with significant positions and strength in liquefied natural gas and a great oil asset in the pre-salt Santos Basin in Brazil. The assets were highly complementary to Shell’s existing positions, allowing the post-merger company to prune other areas of its portfolio and still show considerable growth. Management, under the leadership of relatively new chief executive officer Ben van Beurden, has been focused on reducing costs so that the company can still grow, while funding all required capital expenditures and its dividend, at an oil price below $50 per barrel. As Shell shows continued progress in its efforts and demonstrates the resilience of its portfolio and balance sheet, we expect the shares to continue to benefit.

Merger and acquisition activity has remained healthy, with the number of deals remaining high, although the average size of deals fell. Very large deals may have been affected by ongoing political and regulatory uncertainty. Although many mega-deals were rumored, the largest deal actually announced during the period was Becton, Dickinson and Company’s3 takeover of C.R. Bard.3 Meanwhile, many large deals initiated in 2016 await regulatory approval, including Bayer’s3 acquisition of Monsanto, AT&T’s3 acquisition of Time Warner, and 21st Century Fox’s3 offer for Sky. Several key regulatory agencies remain short of members, including the Federal Communication Commission and the Federal Trade Commission, and these openings may be affecting regulatory approvals.

Credit spreads narrowed in 2016 and continued that trend in the first half of 2017 for higher quality credit, with the exception of a brief period of volatility in March and April. High yield credit has remained at levels seen at the start of 2017. The spread compression provided the Fund with the opportunity to exit

Top 10 Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.5%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.5%
Microsoft Corp. Software, U.S.	2.5%
Citigroup Inc. Banks, U.S.	2.2%
Time Warner Inc. Media, U.S.	2.1%
Novartis AG Pharmaceuticals, Switzerland	2.1%
Wells Fargo & Co. Banks, U.S.	2.1%
Accor SA Hotels, Restaurants & Leisure, France	2.0%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.0%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.0%

many of the opportunities that presented themselves in early 2016, including several “hung deals,” as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. However, we found what we viewed as value in some unloved industries like specialty pharmaceuticals, hospitals, media/broadcasting and telecommunications5 that faced increasing political or secular challenges. In sorting through these less-favored industries, we sought out securities that we believed could benefit most from liquidity-enhancing events like asset sales, the ability within existing agreements to issue secured debt, and free cash flow that could create a long enough runway to weather the storm and/or provide enough current recovery to create the enterprise at a significant discount to our assessment of its intrinsic value. In times when the credit markets fluctuate and value is difficult to easily identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with unique ways of looking at the same ideas others may disregard.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Turning to Fund performance, top contributors included U.S.-based medical device maker Medtronic, Israel-based information technology security company Check Point Software Technologies and Switzerland-based health care company Novartis.

Investors responded positively to quarterly results issued by Medtronic in February and May. On both occasions, earnings exceeded consensus expectations, driven by solid revenues and successful cost control efforts, which led to better operating profitability. The positive results led to improved investor confidence in Medtronic’s ability to deliver on future growth goals, especially given concerns following tough quarterly results issued in November 2016. Medtronic’s agreement in April to sell its medical supplies business to Cardinal Health3 provided additional support to Medtronic’s stock price. Medtronic obtained the medical supplies business as part of its 2014 acquisition of Covidien. The medical supplies business, in our view, was not core to Medtronic’s operations and had less attractive profitability and future growth prospects. In addition, Medtronic intends to use the after-tax proceeds for additional share buy-backs and to pay down debt.

Check Point’s stock rallied on positive quarterly results in January after the company showed results that exceeded expectations across most metrics. Billings growth reached a five-year high, demand for software licenses and advanced technology subscriptions grew at a strong pace, and discounting had a smaller negative impact. Earnings and revenue guidance for 2017 were also better than expected. In April, further improvement in billings growth that significantly exceeded investor expectations and improved demand from international markets showed the ongoing fundamental strength of the company.

Novartis is a Switzerland-based health care company with meaningful market positions in biopharmaceuticals, especially oncology, generic pharmaceuticals through its Sandoz division, and eye care through its Alcon division. Investors reacted positively to decent quarterly results in January and April when Novartis beat consensus expectations. Investors also reacted positively to news reports in April that the process of reviewing strategic options for its Alcon division may be moving along. Novartis has made substantial investments to turn around Alcon, but the process has taken longer than expected. We believe a sale or spin-off of Alcon may make sense at the right price. In June, Novartis made good progress on its pipeline with two positive late-stage trials, one for a drug to treating neovascular age-related macular degeneration and second for a cardiovascular treatment for heart attack patients.

During the period under review, Fund investments that detracted from performance included U.S.-based drugstore chain Rite Aid, U.S.-based Marathon Oil, and Canada-based Crescent Point Energy.

Shares of Rite Aid declined as a deal to be acquired by Walgreens Boots Alliance fell apart. The transaction was mired in antitrust review by the Federal Trade Commission (FTC) during much of the period as the FTC questioned whether Walgreens’ proposed divestitures were sufficient to maintain competition. In late June, Walgreens announced the immediate termination of the merger agreement. Instead, Rite Aid agreed to sell numerous stores and related distribution assets to Walgreens. The new agreement is also subject to antitrust review, but we believe FTC approval is likely.

Oil and gas exploration and production company Marathon Oil generally followed the path of declining oil prices. During the first half of 2017, oil prices retreated as U.S. crude oil production increased and data showed that worldwide supply had not yet begun to decline. The supply and price trends for crude oil prices overshadowed some moves by Marathon that we believe were positive. As part of its portfolio transformation effort, in March Marathon announced agreements to exit a Canadian oil sands asset, and two transactions to acquire acreage in the northern Delaware basin of New Mexico. Although we regard the price received for the oil sands asset to be merely adequate, we look favorably upon the continuing expansion of the company’s resource portfolio and increasing focus on predictable, higher return onshore assets. Additionally, the three transactions led to a further improvement in Marathon’s balance sheet. These favorable changes were nonetheless overshadowed by an oil market which remains both volatile and challenging.

Crescent Point Energy is an exploration and production company with significant exposure to oil production. The stock price generally followed the path of deteriorating crude oil prices during the period. A stronger Canadian dollar, which comprises a significant portion of the company’s cost base, further hurt the stock’s performance. We believe the stock is attractive as it trades at a significant discount to its peers, despite having decent assets, a good track record on operational execution and a healthy balance sheet. As Crescent Point Energy focuses on organic growth, we believe the stock’s discounted valuation should improve.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the

MGD-6	Semiannual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	MGD-7

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,057.90	$6.84		$1,018.15	$6.71		1.34%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

MGD-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014		2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.22		$19.85	$22.61	$23.31		$20.55	$19.66

Income from investment operations[a]:

Net investment income[b]	0.25		0.41	0.37	0.68	[c]	0.46	0.43

Net realized and unrealized gains (losses)	0.96		1.92	(1.17)	0.76		5.03	2.21

Total from investment operations	1.21		2.33	(0.80)	1.44		5.49	2.64

Less distributions from:

Net investment income	—		(0.39)	(0.69)	(0.57)		(0.58)	(0.64)

Net realized gains	—		(1.57)	(1.27)	(1.57)		(2.15)	(1.11)

Total distributions	—		(1.96)	(1.96)	(2.14)		(2.73)	(1.75)

Net asset value, end of period	$21.43		$20.22	$19.85	$22.61		$23.31	$20.55

Total return[d]	5.98%		12.32%	(3.39)%	5.98%		27.95%	13.63%

Ratios to average net assets[e]

Expenses[f]	0.99%	[g,h]	1.01% [g,h]	1.02% [g,h]	1.00%	[g]	0.97% [g]	0.99%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—% [i]	—% [i]

Net investment income	2.37%		2.10%	1.71%	2.85%	[c]	2.13%	2.12%

Supplemental data

Net assets, end of period (000’s)	$3,271		$3,084	$2,632	$2,313		$2,465	$1,136

Portfolio turnover rate	9.98%		17.54%	21.88%	22.18%		15.58%	25.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per shares includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014		2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.69		$19.37	$22.11	$22.84		$20.17	$19.30

Income from investment operations[a]:

Net investment income[b]	0.22		0.35	0.32	0.60	[c]	0.42	0.38

Net realized and unrealized gains (losses)	0.93		1.87	(1.16)	0.75		4.92	2.15

Total from investment operations	1.15		2.22	(0.84)	1.35		5.34	2.53

Less distributions from:

Net investment income	—		(0.33)	(0.63)	(0.51)		(0.52)	(0.55)

Net realized gains	—		(1.57)	(1.27)	(1.57)		(2.15)	(1.11)

Total distributions	—		(1.90)	(1.90)	(2.08)		(2.67)	(1.66)

Net asset value, end of period	$20.84		$19.69	$19.37	$22.11		$22.84	$20.17

Total return[d]	5.84%		12.06%	(3.65)%	5.71%		27.61%	13.36%

Ratios to average net assets[e]

Expenses[f]	1.24%	[g,h]	1.26% [g,h]	1.27% [g,h]	1.25%	[g]	1.22% [g]	1.24%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—% [i]	—% [i]

Net investment income	2.12%		1.85%	1.46%	2.60%	[c]	1.88%	1.87%

Supplemental data

Net assets, end of period (000’s)	$640,102		$630,397	$629,366	$685,711		$684,780	$660,465

Portfolio turnover rate	9.98%		17.54%	21.88%	22.18%		15.58%	25.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per shares includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

MGD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014		2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.02		$19.66	$22.39	$23.10		$20.38	$19.50

Income from investment operations[a]:

Net investment income[b]	0.21		0.34	0.30	0.61	[c]	0.40	0.36

Net realized and unrealized gains (losses)	0.95		1.89	(1.17)	0.73		4.97	2.19

Total from investment operations	1.16		2.23	(0.87)	1.34		5.37	2.55

Less distributions from:

Net investment income	—		(0.30)	(0.59)	(0.48)		(0.50)	(0.56)

Net realized gains	—		(1.57)	(1.27)	(1.57)		(2.15)	(1.11)

Total distributions	—		(1.87)	(1.86)	(2.05)		(2.65)	(1.67)

Net asset value, end of period	$21.18		$20.02	$19.66	$22.39		$23.10	$20.38

Total return[d]	5.79%		11.91%	(3.74)%	5.60%		27.52%	13.27%

Ratios to average net assets[e]

Expenses[f]	1.34%	[g,h]	1.36% [g,h]	1.37% [g,h]	1.35%	[g]	1.32% [g]	1.34%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—% [i]	—% [i]

Net investment income	2.02%		1.75%	1.36%	2.50%	[c]	1.78%	1.77%

Supplemental data

Net assets, end of period (000’s)	$43,845		$45,262	$49,054	$59,961		$70,354	$62,346

Portfolio turnover rate	9.98%		17.54%	21.88%	22.18%		15.58%	25.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per shares includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Mutual Global Discovery VIP Fund
		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests 90.6%
	Aerospace & Defense 0.5%
a	KLX Inc.	United States	32,920	$1,646,000
	Rockwell Collins Inc.	United States	20,416	2,145,313

				3,791,313

	Auto Components 0.4%
a,b	International Automotive Components Group Brazil LLC	Brazil	424,073	10,372
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	2,494,635

				2,505,007

	Automobiles 1.3%
	General Motors Co.	United States	192,700	6,731,011
	Hyundai Motor Co.	South Korea	17,572	2,447,952

				9,178,963

	Banks 15.5%
	Barclays PLC	United Kingdom	2,052,511	5,420,518
	BNP Paribas SA	France	117,870	8,490,210
	Capital Bank Financial Corp., A	United States	78,494	2,990,621
d	Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	10,284,028
	CIT Group Inc.	United States	136,169	6,631,430
	Citigroup Inc.	United States	229,050	15,318,864
	Citizens Financial Group Inc.	United States	310,923	11,093,733
	HSBC Holdings PLC	United Kingdom	438,755	4,067,368
	JPMorgan Chase & Co	United States	96,110	8,784,454
	PNC Financial Services Group Inc	United States	62,732	7,833,345
	Societe Generale SA	France	118,614	6,382,785
a	Standard Chartered PLC	United Kingdom	374,211	3,788,295
a	Unicaja Banco SA	Spain	1,141,179	1,525,109
	Wells Fargo & Co.	United States	256,320	14,202,691

				106,813,451

	Beverages 0.9%
	PepsiCo Inc.	United States	55,497	6,409,348

	Capital Markets 0.4%
a	Guotai Junan Securities Co. Ltd.	China	1,275,797	2,666,710

	Chemicals 1.1%
	Monsanto Co.	United States	64,910	7,682,748

	Communications Equipment 2.6%
	Cisco Systems Inc.	United States	359,180	11,242,334
	Nokia OYJ, A.	Finland	611,269	3,738,979
	Nokia OYJ, ADR	Finland	519,486	3,200,034

				18,181,347

	Construction Materials 0.7%
	LafargeHolcim Ltd., B.	Switzerland	78,676	4,505,150

	Consumer Finance 1.2%
	Ally Financial Inc.	United States	151,600	3,168,440
	Capital One Financial Corp.	United States	60,788	5,022,305

				8,190,745

	Diversified Financial Services 1.3%
a,b	Hightower Holding LLC, B, Series II	United States	1,775,736	5,533,549
	Voya Financial Inc.	United States	101,650	3,749,869

				9,283,418

MGD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 2.0%
	China Telecom Corp. Ltd., H	China	13,642,104	$6,482,303
	Koninklijke KPN NV	Netherlands	979,670	3,134,398
a	Telecom Italia SpA	Italy	4,563,482	4,211,811

				13,828,512

	Energy Equipment & Services 1.4%
	Baker Hughes Inc.	United States	178,964	9,755,328

	Food & Staples Retailing 2.8%
	CVS Health Corp.	United States	84,991	6,838,376
	Metro AG	Germany	96,726	3,265,392
a	Rite Aid Corp.	United States	391,098	1,153,739
	Walgreens Boots Alliance Inc.	United States	102,904	8,058,412

				19,315,919

	Health Care Equipment & Supplies 3.8%
	Medtronic PLC	United States	196,610	17,449,137
	Stryker Corp.	United States	62,868	8,724,821

				26,173,958

	Hotels, Restaurants & Leisure 2.4%
	Accor SA	France	292,594	13,717,875
	Sands China Ltd.	Hong Kong	648,800	2,970,715

				16,688,590

	Independent Power & Renewable Electricity Producers 0.5%
	Vistra Energy Corp.	United States	199,533	3,350,159

	Industrial Conglomerates 3.2%
	General Electric Co.	United States	377,400	10,193,574
	Koninklijke Philips NV.	Netherlands	328,294	11,660,433

				21,854,007

	Insurance 8.8%
a	Alleghany Corp.	United States	2,730	1,623,804
	American International Group Inc.	United States	204,833	12,806,159
	China Pacific Insurance Group Co. Ltd., H	China	845,908	3,456,113
	Chubb Ltd.	United States	59,966	8,717,857
	The Hartford Financial Services Group Inc.	United States	68,896	3,621,863
	MetLife Inc.	United States	100,526	5,522,898
	NN Group NV	Netherlands	323,882	11,512,975
	T&D Holdings Inc.	Japan	199,721	3,035,276
	XL Group Ltd.	Bermuda	235,290	10,305,702

				60,602,647

	IT Services 1.5%
	Cognizant Technology Solutions Corp., A	United States	130,860	8,689,104
	DXC Technology Co.	United States	25,657	1,968,405

				10,657,509

	Machinery 0.7%
	Caterpillar Inc.	United States	42,175	4,532,125

	Media 5.8%
a	Charter Communications Inc., A	United States	30,386	10,235,524
a	DISH Network Corp., A.	United States	124,103	7,788,704
	Sky PLC	United Kingdom	538,425	6,971,176
	Time Warner Inc.	United States	146,582	14,718,299

				39,713,703

Semiannual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Metals & Mining 1.5%
a	Freeport-McMoRan Inc.	United States	186,260	$2,236,983
	thyssenkrupp AG	Germany	242,203	6,881,827
b,c	Warrior Met Coal Inc.	United States	54,024	883,779

				10,002,589

	Multi-Utilities 0.4%
	innogy SE	Germany	63,784	2,511,026

	Oil, Gas & Consumable Fuels 7.6%
	Apache Corp.	United States	70,359	3,372,307
	BP PLC	United Kingdom	1,028,014	5,929,268
	China Shenhua Energy Co. Ltd., H	China	776,950	1,729,486
a	CONSOL Energy Inc.	United States	219,381	3,277,552
	Crescent Point Energy Corp.	Canada	506,700	3,877,996
	JXTG Holdings Inc.	Japan	392,812	1,713,587
	Kinder Morgan Inc.	United States	391,270	7,496,733
	Marathon Oil Corp.	United States	438,465	5,195,810
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	327,191	8,683,707
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	179,410	4,755,602
	The Williams Cos. Inc.	United States	196,601	5,953,078

				51,985,126

	Pharmaceuticals 8.5%
	Eli Lilly & Co.	United States	165,580	13,627,234
	GlaxoSmithKline PLC	United Kingdom	262,323	5,588,321
	Merck & Co. Inc.	United States	267,118	17,119,593
	Novartis AG, ADR	Switzerland	176,221	14,709,167
	Teva Pharmaceutical Industries Ltd., ADR	Israel	226,691	7,530,675

				58,574,990

	Software 6.0%
a	Check Point Software Technologies Ltd.	Israel	101,567	11,078,928
a	Dell Technologies Inc., V	United States	33,415	2,041,991
	Microsoft Corp.	United States	245,936	16,952,369
	Symantec Corp.	United States	403,861	11,409,073

				41,482,361

	Specialty Retail 0.7%
	Kingfisher PLC	United Kingdom	1,151,830	4,511,451

	Technology Hardware, Storage & Peripherals 0.9%
	Hewlett Packard Enterprise Co.	United States	298,680	4,955,101
	Lenovo Group Ltd.	China	1,500,454	947,423

				5,902,524

	Tobacco 4.7%
	Altria Group Inc.	United States	118,684	8,838,397
	British American Tobacco PLC	United Kingdom	188,332	12,839,623
	Reynolds American Inc.	United States	159,669	10,384,872

				32,062,892

	Wireless Telecommunication Services 1.5%
	Vodafone Group PLC	United Kingdom	3,618,505	10,263,176

	Total Common Stocks and Other Equity Interests (Cost $480,680,810)			622,976,792

	Preferred Stocks (Cost $7,441,859) 0.9%
	Automobiles 0.9%
e	Volkswagen AG, 1.545%, pfd.	Germany	40,296	6,137,848

MGD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests 3.2%
f,g	Avaya Inc., DIP Facility, 8.617% - 8.716%, 1/23/18	United States	$902,000	$931,597
f,g	Belk Inc., Closing Date Term Loan, 5.905%, 12/12/22	United States	944,186	808,695
	CHS/Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	1,220,000	1,070,550
f,g	Cumulus Media Holdings Inc., Term Loans, 4.48%, 12/23/20	United States	2,596,190	2,099,669
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	442,000	422,663
	senior note, 11.00%, 9/15/25	United States	4,065,000	3,765,206
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	4,088,880
	[f,g] Tranche D Term Loan, 7.976%, 1/30/19	United States	6,889,154	5,649,106
	[f,g] Tranche E Term Loan, 8.726%, 7/30/19	United States	2,213,881	1,815,382
d	Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	363,000	346,665
	senior bond, 144A, 7.25%, 7/15/22	United States	241,000	227,444
d	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	203,000	197,418
d	Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 7.50%, 2/01/23	United States	336,000	362,040

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $23,745,606)			21,785,315

	Corporate Notes and Senior Floating Rate Interests in Reorganization 0.4%
h	Avaya Inc.,
	[d] senior note, 144A, 10.50%, 3/01/21	United States	1,270,000	130,175
	[f,g] Term B-7 Loan, 4.13%, 5/29/20	United States	1,240,000	1,000,267
b,h	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—
f,g,h	Caesars Entertainment Operating Co. Inc., Term B-7 Loans, 1.50%, 3/01/17	United States	1,110,195	1,383,581

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $3,171,682)			2,514,023

			Shares
	Companies in Liquidation 0.1%
a	Adelphia Recovery Trust	United States	5,379,562	3,497
a,i	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	39
a,i,j	Century Communications Corp., Contingent Distribution	United States	1,074,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,k	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	385,140
a,j	NewPage Corp., Litigation Trust.	United States	4,854,000	—
a,i,j	Tribune Media, Litigation Trust, Contingent Distribution	United States	56,997	—
a,j	Vistra Energy Corp., Litigation Trust	United States	11,807,264	136,964
a	Vistra Energy Corp., Litigation Trust, TRA	United States	199,534	214,499

	Total Companies in Liquidation (Cost $2,674,362)			740,139

			Principal Amount
	Municipal Bonds in Reorganization (Cost $2,115,501) 0.2%
h	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$2,261,000	1,379,210

	Total Investments before Short Term Investments (Cost $519,829,820)			655,533,327

Semiannual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments 3.9%
	U.S. Government and Agency Securities 3.9%
l	FHLB, 7/03/17	United States	$10,500,000	$10,500,000
l	U.S. Treasury Bill,
	[m] 8/17/17 - 8/24/17	United States	7,000,000	6,991,816
	7/20/17 - 11/24/17	United States	9,000,000	8,971,884

	Total U.S. Government and Agency Securities (Cost $26,464,869)			26,463,700

	Senior Floating Rate Interests in Reorganization (Cost $346,820) 0.0%†
f,g,h	Avaya Inc., Term B-3 Loan, 7.63%, 10/26/17	United States	428,000	342,043

	Total Investments (Cost $546,641,509) 99.3%			682,339,070

	Other Assets, less Liabilities 0.7%			4,878,469

	Net Assets 100.0%			$687,217,539

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $11,547,770, representing 1.7% of net assets.

eVariable rate security. The rate shown represents the yield at period end.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(f) regarding senior floating rate interests.

hSee Note 7 regarding credit risk and defaulted securities.

iContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

jSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $136,964, representing less than 0.1% of net assets.

kBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

lThe security was issued on a discount basis with no stated coupon rate.

mA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of these securities and/or cash pledged amounted to $2,167,220, representing 0.3% of net assets.

MGD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	210	$30,100,875	9/18/17	$—	$(528,589)
GBP/USD	Short	272	22,176,500	9/18/17	—	(455,297)

Total Futures Contracts					$—	$(983,886)

Net unrealized appreciation (depreciation)						$(983,886)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	HSBK	Buy	260,761,200	$229,310	7/14/17	$—	$(1,563)
South Korean Won	HSBK	Sell	1,035,970,475	917,153	7/14/17	12,347	—
South Korean Won	UBSW	Buy	476,475,500	417,908	7/14/17	—	(1,759)
South Korean Won	UBSW	Sell	2,528,563,225	2,228,965	7/14/17	20,540	—
British Pound	SSBT	Buy	280,000	363,504	8/14/17	1,741	—
British Pound	SSBT	Sell	32,778,165	41,564,353	8/14/17	—	(1,193,020)
Euro	HSBK	Sell	27,040,031	30,255,686	8/18/17	—	(712,169)
Euro	SSBT	Sell	27,040,046	30,247,671	8/18/17	—	(720,200)
Japanese Yen	UBSW	Sell	329,365,603	2,968,790	8/28/17	33,214	—

Total Forward Exchange Contracts						$67,842	$(2,628,711)

Net unrealized appreciation (depreciation)							$(2,560,869)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MGD-32.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$546,641,509

Value - Unaffiliated issuers	$682,339,070
Cash	69,944
Foreign currency, at value (cost $2,410,931)	2,411,245
Receivables:
Investment securities sold	3,236,626
Capital shares sold	72,010
Dividends and interest	2,656,633
European Union tax reclaims	293,821
Due from brokers	1,056,090
Unrealized appreciation on OTC forward exchange contracts	67,842
Other assets	97,205

Total assets	692,300,486

Liabilities:
Payables:
Investment securities purchased	1,432,310
Capital shares redeemed	106,659
Management fees	530,886
Distribution fees	295,111
Variation margin	4,587
Unrealized depreciation on OTC forward exchange contracts	2,628,711
Accrued expenses and other liabilities	84,683

Total liabilities	5,082,947

Net assets, at value	$687,217,539

Net assets consist of:
Paid-in capital	$493,808,371
Undistributed net investment income	18,603,002
Net unrealized appreciation (depreciation)	132,174,674
Accumulated net realized gain (loss)	42,631,492

Net assets, at value	$687,217,539

Class 1:
Net assets, at value	$3,271,106

Shares outstanding	152,663

Net asset value and maximum offering price per share	$21.43

Class 2:
Net assets, at value	$640,101,598

Shares outstanding	30,716,058

Net asset value and maximum offering price per share	$20.84

Class 4:
Net assets, at value	$43,844,835

Shares outstanding	2,070,083

Net asset value and maximum offering price per share	$21.18

MGD-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends (net of foreign taxes of $618,962)	$9,534,607
Interest	1,483,780
Income from securities loaned (net of fees and rebates)	496,876

Total investment income	11,515,263

Expenses:
Management fees (Note 3a)	3,218,192
Distribution fees: (Note 3c)
Class 2	796,526
Class 4	78,158
Custodian fees (Note 4)	12,069
Reports to shareholders	68,940
Professional fees	68,612
Trustees’ fees and expenses	1,532
Other	17,393

Total expenses	4,261,422
Expense reductions (Note 4)	(410)
Expenses waived/paid by affiliates (Note 3e)	(5,592)

Net expenses	4,255,420

Net investment income	7,259,843

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	12,716,426
Foreign currency transactions	(3,825,440)
Futures contracts	(1,574,124)
Securities sold short	(62,176)

Net realized gain (loss)	7,254,686

Net change in unrealized appreciation (depreciation) on:
Investments	28,538,897
Translation of other assets and liabilities denominated in foreign currencies	(2,507,987)
Futures contracts	(1,559,330)

Net change in unrealized appreciation (depreciation)	24,471,580

Net realized and unrealized gain (loss)	31,726,266

Net increase (decrease) in net assets resulting from operations	$38,986,109

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$7,259,843	$12,072,848
Net realized gain (loss)	7,254,686	38,874,630
Net change in unrealized appreciation (depreciation)	24,471,580	23,661,183

Net increase (decrease) in net assets resulting from operations	38,986,109	74,608,661

Distributions to shareholders from:
Net investment income:
Class 1	—	(54,304)
Class 2	—	(10,085,440)
Class 4	—	(662,593)
Net realized gains:
Class 1	—	(220,428)
Class 2	—	(47,823,620)
Class 4	—	(3,482,606)

Total distributions to shareholders	—	(62,328,991)

Capital share transactions: (Note 2)
Class 1	2,912	377,199
Class 2	(26,557,034)	(10,255,413)
Class 4	(3,957,289)	(4,711,238)

Total capital share transactions	(30,511,411)	(14,589,452)

Net increase (decrease) in net assets	8,474,698	(2,309,782)
Net assets:
Beginning of period	678,742,841	681,052,623

End of period	$687,217,539	$678,742,841

Undistributed net investment income included in net assets:
End of period	$18,603,002	$11,343,159

MGD-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2017, 49.2% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

Semiannual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

MGD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2017, the Fund had OTC derivatives in a net liability position of $2,612,864 and the aggregate value of collateral pledged for such contracts was $2,167,220.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

Semiannual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

MGD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	10,515	$220,655	23,387	$453,227
Shares issued in reinvestment of distributions	—	—	14,414	274,732
Shares redeemed	(10,367)	(217,743)	(17,886)	(350,760)

Net increase (decrease)	148	$2,912	19,915	$377,199

Class 2 Shares:
Shares sold	1,014,724	$20,703,140	1,329,879	$25,305,228
Shares issued in reinvestment of distributions	—	—	3,118,420	57,909,060
Shares redeemed	(2,311,605)	(47,260,174)	(4,923,922)	(93,469,701)

Net increase (decrease)	(1,296,881)	$(26,557,034)	(475,623)	$(10,255,413)

Semiannual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	52,602	$1,098,508	108,847	$2,055,482
Shares issued in reinvestment of distributions	—	—	219,439	4,145,199
Shares redeemed	(242,907)	(5,055,797)	(563,526)	(10,911,919)

Net increase (decrease)	(190,305)	$(3,957,289)	(235,240)	$(4,711,238)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.939% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

MGD-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	—	53,818,000	(53,818,000)	—	$—	$—	$—	—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$546,784,806

Unrealized appreciation	$179,132,282
Unrealized depreciation	(43,578,018)

Net unrealized appreciation (depreciation)	$135,554,264

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2017, aggregated $65,403,589 and $74,914,385, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are

Semiannual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

7. Credit Risk and Defaulted Securities (continued)

less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $4,235,276, representing 0.6% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,775,736	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	5,430,000	5,533,549
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	10,372
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	2,494,635
54,024	Warrior Met Coal Inc.	3/31/16 - 6/23/16	309,924	883,779

	Total Restricted Securities (Value is 1.3% of Net Assets)		$9,269,862	$8,922,335

9. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Variation margin	$983,886	[a]
	Unrealized appreciation on OTC forward exchange contracts	$67,842	Unrealized depreciation on OTC forward exchange contracts	2,628,711

Totals		$67,842		$3,612,597

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$(3,853,581)[a]	Translation of other assets and liabilities denominated in foreign currencies	$(2,564,897)[a]
	Futures contracts	(1,574,124)	Futures contracts	(1,559,330)

Totals		$(5,427,705)		$(4,124,227)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts represented $ 50,148,120. The average month end contract value of forward exchange contracts was $100,725,638.

See Note 1(c) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Semiannual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

11. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$2,505,007		$2,505,007
Diversified Financial Services	3,749,869	—	5,533,549		9,283,418
Metals & Mining	9,118,810	—	883,779		10,002,589
All Other Equity Investments[b]	607,323,626	—	—		607,323,626
Corporate Bonds, Notes and Senior Floating Rate Interests	—	21,785,315	—		21,785,315
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	2,514,023	—	[c]	2,514,023
Companies in Liquidation	—	603,175	136,964	[c]	740,139
Municipal Bonds in Reorganization	—	1,379,210	—		1,379,210
Short Term Investments	15,963,700	10,842,043	—		26,805,743

Total Investments in Securities	$636,156,005	$37,123,766	$9,059,299		$682,339,070

Other Financial Instruments:
Forward Exchange Contracts	$—	$67,842	$—		$67,842

Liabilities:
Other Financial Instruments:
Futures Contracts	$983,886	$—	$—		$983,886
Forward Exchange Contracts	—	2,628,711	—		2,628,711

Total Other Financial Instruments	$983,886	$2,628,711	$—		$3,612,597

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$3,025,399	$—	$—	$—	$—	$—	$—	$(520,392)	$2,505,007	$(520,392)
Diversified Financial Services	5,466,782	—	—	—	—	—	—	66,767	5,533,549	66,767
Metals & Mining	—	—	(564,683)	1,465,905	—	—	(1,889,894)	1,872,451	883,779	(40,031)
Oil, Gas & Consumable Fuels	1,997,775	—	—	—	(1,844,100)	—	—	(153,675)	—	—

MGD-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Companies in Liquidation	$136,964[d]	$—	$—	$—	$—	$—	$—	$—	$136,964	[d]	$—

Total	$10,626,920	$—	$(564,683)	$1,465,905	$(1,844,100)	$—	$(1,889,894)	$1,265,151	$9,059,299		$(493,656)

aThe investments were transferred into Level 3 as a result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs. May include amounts related to a corporate action.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2017, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:[b]

Auto Components	$2,494,634		Market Comparables	EV / EBITDA multiple	3.7x	Increase

			Discounted Cash Flow	3 Yr Forward EBITDA Growth Rate Discount Rate	1.01x 10%	Increase Decrease	[c] [c]

Diversified Financial Services	5,533,549		Market comparables	EV / Last 12 Months Revenue multiple EV / Last 12 Months EBITDA multiple EV / Forward 12 Months EBITDA multiple Discount rate	2.1x 11.3x 9.1x 7.9%	Increase Increase Increase Decrease	[c] [c] [c]

Metals & Mining	883,779		Market comparables	Discount for lack of marketability	4.5%	Decrease
All Other Investments[d]	147,337	[e]
Total	$9,059,299

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

eIncludes securities determined to have no value at June 30, 2017.

Semiannual Report	MGD-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

11. Fair Value Measurements (continued)

Abbreviations List

EBITDA -	Earnings before interest, taxes, depreciation and amortization

EV -	Enterprise value

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

HSBK	HSBC Bank PLC	EUR	Euro	ADR	American Depositary Receipt

SSBT	State Street Bank and Trust Co., N.A.	GBP	British Pound	DIP	Debtor-In-Possession

UBSW	UBS AG	USD	United States Dollar	FHLB	Federal Home Loan Bank

				GO	General Obligation

				TRA	Tax Receivable Agreement Right

MGD-32	Semiannual Report

Franklin Mutual Shares VIP Fund

This semiannual report for Franklin Mutual Shares VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +5.39% total return for the six-month period ended June 30, 2017.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	MS-1

FRANKLIN MUTUAL SHARES VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index, generated a +9.34% total return for the period under review.1

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks rose significantly, as measured by the MSCI All Country World Index. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world toward period-end.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

MS-2	Semiannual Report

FRANKLIN MUTUAL SHARES VIP FUND

period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’

intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline conditions overshadowed a fair amount of turbulence and uncertainty.

2. Source: Bureau of Labor Statistics.

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In the U.S., markets began 2017 rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington, D.C., tempered the rally in U.S. markets overall. Many stocks that led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +13.99%, while the Russell 1000® Value Index posted a total return of +4.66%.1 Within the Russell 1000® Growth Index, stocks with the largest weights were technology firms that dominated the headlines: Apple,3 Alphabet (a.k.a. Google),3 Microsoft, Amazon.com3 and Facebook.3

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. Elections in Europe produced generally positive outcomes, with voters in the Netherlands and France rejecting extremist candidates. Political stability in the European Union (EU) helped to support equity markets on the belief that it would help facilitate the ongoing economic recovery. In the U.K., however, a snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the U.K. leaves the EU in March 2019 without a negotiated deal, even more likely than before.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. We seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The energy sector has been a significant area of investment for the Fund.4 Following an extended period of high prices, crude oil and natural gas prices have been significantly lower during the past few years. The benchmark oil price dropped from more than $100 a barrel to below $30, and has more recently stayed between $40 and $60. The impact on the sector, and the securities of companies in the sector, has been unsurprisingly quite dramatic. Although many uncertainties exist, we continue to expect demand for oil and gas to rise for a number of years,

Top 10 Sectors/Industries
6/30/17
% of Total Net Assets
Banks	9.5%
Insurance	9.2%
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	7.4%
Media	6.1%
Software	5.7%
Health Care Equipment & Supplies	5.2%
Tobacco	4.7%
Food & Staples Retailing	4.0%
Communications Equipment	2.6%

which we believe will require continued investment by the sector, not only to meet that growth but also to replace declining production in mature fields around the world. Accordingly, we expect some combination of higher prices or lower costs over time to provide the sufficient returns needed to justify the required investment.

After an initial period of distress, most companies within the energy sector appear to have made considerable progress in resizing their cost structures and strengthening their balance sheets. In aggregate, capital spending has been cut massively, and cash flow breakeven levels suggest an ability to fund a base level of investment activity given crude oil and gas prices as of period-end. From an investment standpoint, in many cases we are finding securities with reasonable prospects at current commodity prices, and substantively greater upside potential should our longer term price-versus-cost outlook come to pass. We expect continued commodity price volatility, but would look to use that to our advantage when seeking to buy or sell energy sector securities.

Our energy sector investment process has focused on finding situations where commodity price upside is not necessary to generate attractive security returns. One such area is within the infrastructure space. Companies such as Kinder Morgan and Williams provide critical pipelines, processing facilities, ports, and other assets used to bring vital commodities to market. Investors shunned these companies due to a combination of counterparty risk related to exploration and production companies, their own balance sheet concerns and dividend levels. As our analysis about the criticality of their assets and the flexibility of their funding options has, in our view, been

3. Not a Fund holding.

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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Top 10 Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.6%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.8%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.4%
Microsoft Corp. Software, U.S.	2.2%
Time Warner Inc. Media, U.S.	2.1%
Symantec Corp. Software, U.S.	2.0%
Novartis AG Pharmaceuticals, Switzerland	2.0%
American International Group Inc. Insurance, U.S.	2.0%
British American Tobacco PLC Tobacco, U.K.	1.9%
Charter Communications Inc. Media, U.S.	1.8%

proven, the securities of infrastructure companies have recovered significantly from their lows. Moreover, if expectations of an oil and gas supply glut from greater North American production hold true, more infrastructure investment should be needed to move this product to export markets.

Royal Dutch Shell, a leading integrated oil and gas company, is another investment held by the Fund for which fears about the impact of low commodity prices were overblown, in our view. The company used the initial phase of the crude oil price downturn to acquire BG Group, a major exploration and production company with significant positions and strength in liquefied natural gas and a great oil asset in the pre-salt Santos Basin in Brazil. The assets were highly complementary to Shell’s existing positions, allowing the post-merger company to prune other areas of its portfolio and still show considerable growth. Management, under the leadership of relatively new chief executive officer Ben van Beurden, has been focused on reducing costs so that the company can still grow, while funding all required capital expenditures and its dividend, at an oil price below $50 per barrel. As Shell shows continued progress in its efforts and demonstrates the resilience of its portfolio and balance sheet, we expect the shares to continue to benefit.

Merger and acquisition activity has remained healthy, with the number of deals remaining high, although the average size of deals fell. Very large deals may have been affected by ongoing political and regulatory uncertainty. Although many mega-deals were rumored, the largest deal actually announced during the period was Becton, Dickinson and Company’s3 takeover of C.R. Bard.3 Meanwhile, many large deals initiated in 2016 await regulatory approval, including Bayer’s3 acquisition of Monsanto, AT&T’s3 acquisition of Time Warner, and 21st Century Fox’s3 offer for Sky. Several key regulatory agencies remain short of members, including the Federal Communication Commission and the Federal Trade Commission, and these openings may be affecting regulatory approvals.

Credit spreads narrowed in 2016 and continued that trend in the first half of 2017 for higher quality credit, with the exception of a brief period of volatility in March and April. High yield credit has remained at levels seen at the start of 2017. The spread compression provided the Fund with the opportunity to exit many of the opportunities that presented themselves in early 2016, including several “hung deals,” as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. However, we found what we viewed as value in some unloved industries like specialty pharmaceuticals, hospitals, media/broadcasting and telecommunications5 that faced increasing political or secular challenges. In sorting through these less-favored industries, we sought out securities that we believed could benefit most from liquidity-enhancing events like asset sales, the ability within existing agreements to issue secured debt, and free cash flow that could create a long enough runway to weather the storm and/or provide enough current recovery to create the enterprise at a significant discount to our assessment of its intrinsic value. In times when the credit markets fluctuate and value is difficult to easily identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with unique ways of looking at the same ideas others may disregard.

Turning to Fund performance, top positive contributors included U.S.-based medical device maker Medtronic, South Korea-based Samsung Electronics, and Switzerland-based health care company Novartis.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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Investors responded positively to quarterly results issued by Medtronic in February and May. On both occasions, earnings exceeded consensus expectations, driven by solid revenues and successful cost control efforts, which led to better operating profitability. The positive results led to improved investor confidence in Medtronic’s ability to deliver on future growth goals, especially given concerns following tough quarterly results issued in November 2016. Medtronic’s agreement in April to sell its medical supplies business to Cardinal Health3 provided additional support to Medtronic’s stock price. Medtronic obtained the medical supplies business as part of its 2014 acquisition of Covidien. The medical supplies business, in our view, was not core to Medtronic’s operations and had less attractive profitability and future growth prospects. In addition, Medtronic intends to use the after-tax proceeds for additional share buybacks and to pay down debt.

Samsung Electronics is a low cost provider of commodity memory products (e.g., dynamic random-access memory and flash memory), which have seen very strong pricing recently. Samsung also produces smartphones, consumer electronics and other goods. In February, shares retreated as Samsung chief Jay Y. Lee was arrested for bribery as part of a wider government influence-peddling scandal that led to the impeachment of then president Park Geun-hye. However, the stock price rallied as investors turned their focus to Samsung’s better-than-expected earnings results announced in April. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Despite adverse publicity surrounding its Note 7 smartphone in the fall of 2016, sales of its newest generation of smartphones have been running ahead of market expectations. Management also surprised investors in April by announcing a plan to cancel existing treasury shares held by the company.

Novartis has meaningful market positions in biopharmaceuticals, especially oncology, generic pharmaceuticals through its Sandoz division, and eye care through its Alcon division. Investors reacted positively to decent quarterly results in January and April when Novartis beat consensus expectations. Investors also reacted positively to news reports in April that the process of reviewing strategic options for its Alcon division may be moving along. Novartis has made substantial investments to turn around Alcon, but the process has taken longer than expected. We believe a sale or spin-off of Alcon may make sense at the right price. In June, Novartis made good progress on its pipeline with two positive late-stage trials, one for a drug to treating neovascular age-related macular degeneration and second for a cardiovascular treatment for heart attack patients.

During the period under review, Fund investments that detracted from performance included Cincinnati-based grocery retailer Kroger, U.S.-based oil and gas exploration and production company Marathon Oil and U.S.-based drugstore chain Rite Aid.

Kroger operates over 2,400 grocery and multi-department stores in 31 states. Kroger’s stock price declined as investors remained focused on the industry-wide impact of food price deflation, which is pressuring the revenue growth of grocery retailers. Quarterly results released in early March reflected the pressure of food price deflation on Kroger’s revenues. The stock price further declined in mid-June due to Kroger’s negative full-year earnings guidance update and the announced acquisition of Whole Foods3 by Amazon.com.3 Kroger reduced its full-year 2017 earning range due to a combination of higher costs and lower margins. The company selectively increased starting wages to lower employee turnover and improve productivity. In addition, Kroger decided to match major promotions by some competitors. Kroger’s management believes promotion activity will likely persist through 2017 as other grocery chains fight to maintain market share. In our view, the Whole Foods acquisition by Amazon was another sign of encroaching competition from non-traditional grocery retailers and hard discounters. Overall, we believe Kroger is still among the strongest grocery retailers, including a sharp management team, and that it has the capability to successfully adjust to the shifting competitive landscape.

Shares of Marathon Oil generally followed the path of declining oil prices. During the first half of 2017, oil prices retreated as U.S. crude oil production increased and data showed that worldwide supply had not yet begun to decline. The supply and price trends for crude oil prices overshadowed some moves by Marathon that we believe were positive. As part of its portfolio transformation effort, in March Marathon announced agreements to exit a Canadian oil sands asset, and two transactions to acquire acreage in the northern Delaware basin of New Mexico. Although we regard the price received for the oil sands asset to be merely adequate, we look favorably upon the continuing expansion of the company’s resource portfolio and increasing focus on predictable, higher return onshore assets. Additionally, the three transactions led to a further improvement in Marathon’s balance sheet. These favorable changes were nonetheless overshadowed by an oil market which remains both volatile and challenging.

Shares of Rite Aid declined as a deal to be acquired by Walgreens Boots Alliance fell apart. The transaction was mired in antitrust review by the Federal Trade Commission (FTC) during much of the period as the FTC questioned whether

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Walgreens’ proposed divestitures were sufficient to maintain competition. In late June, Walgreens announced the immediate termination of the merger agreement. Instead, Rite Aid agreed to sell numerous stores and related distribution assets to Walgreens. The new agreement is also subject to antitrust review, but we believe FTC approval is likely.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,053.90	$5.40		$1,019.54	$5.31		1.06%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013		2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.40		$19.48	$22.91	$21.92	$17.45		$15.57

Income from investment operations[a]:

Net investment income[b]	0.21		0.50	0.44	0.62[c]	0.42		0.35

Net realized and unrealized gains (losses)	0.92		2.56	(1.54)	1.01	4.52		1.92

Total from investment operations	1.13		3.06	(1.10)	1.63	4.94		2.27

Less distributions from:

Net investment income	—		(0.46)	(0.77)	(0.52)	(0.47)		(0.39)

Net realized gains	—		(1.68)	(1.56)	(0.12)	—		—

Total distributions	—		(2.14)	(2.33)	(0.64)	(0.47)		(0.39)

Net asset value, end of period	$21.53		$20.40	$19.48	$22.91	$21.92		$17.45

Total return[d]	5.54%		16.35%	(4.69)%	7.38%	28.53%		14.61%

Ratios to average net assets[e]

Expenses[f]	0.71%	[g,h]	0.72% [g,h]	0.73% [g,h]	0.73% [g]	0.71%	[g]	0.71%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%	—%	[i]	—%	[i]

Net investment income	1.96%		2.57%	2.00%	2.83% [c]	2.08%		2.06%

Supplemental data

Net assets, end of period (000’s)	$644,175		$610,395	$643,438	$656,463	$552,163		$449,343

Portfolio turnover rate	8.66%		24.45%	19.88%	21.33%	24.05%		34.07%	[j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-9

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FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.08		$19.20	$22.60	$21.63		$17.23		$15.38

Income from investment operations[a]:

Net investment income[b]	0.18		0.45	0.38	0.58	[c]	0.36		0.30

Net realized and unrealized gains (losses)	0.91		2.52	(1.51)	0.97		4.46		1.90

Total from investment operations	1.09		2.97	(1.13)	1.55		4.82		2.20

Less distributions from:

Net investment income	—		(0.41)	(0.71)	(0.46)		(0.42)		(0.35)

Net realized gains	—		(1.68)	(1.56)	(0.12)		—		—

Total distributions	—		(2.09)	(2.27)	(0.58)		(0.42)		(0.35)

Net asset value, end of period	$21.17		$20.08	$19.20	$22.60		$21.63		$17.23

Total return[d]	5.43%		16.06%	(4.94)%	7.12%		28.26%		14.24%

Ratios to average net assets[e]

Expenses[f]	0.96%	[g,h]	0.97% [g,h]	0.98% [g,h]	0.98%	[g]	0.96%	[g]	0.96%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—%	[i]	—%	[i]

Net investment income	1.71%		2.32%	1.75%	2.58%	[c]	1.83%		1.81%

Supplemental data

Net assets, end of period (000’s)	$3,574,863		$3,621,358	$3,353,505	$4,218,342		$4,558,547		$4,069,803

Portfolio turnover rate	8.66%		24.45%	19.88%	21.33%		24.05%		34.07%	[j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.23		$19.32	$22.72	$21.74		$17.31		$15.45

Income from investment operations[a]:

Net investment income[b]	0.17		0.44	0.36	0.57	[c]	0.34		0.28

Net realized and unrealized gains (losses)	0.92		2.53	(1.52)	0.96		4.49		1.91

Total from investment operations	1.09		2.97	(1.16)	1.53		4.83		2.19

Less distributions from:

Net investment income	—		(0.38)	(0.68)	(0.43)		(0.40)		(0.33)

Net realized gains	—		(1.68)	(1.56)	(0.12)		—		—

Total distributions	—		(2.06)	(2.24)	(0.55)		(0.40)		(0.33)

Net asset value, end of period	$21.32		$20.23	$19.32	$22.72		$21.74		$17.31

Total return[d]	5.39%		15.94%	(5.05)%	7.04%		28.05%		14.20%

Ratios to average net assets[e]

Expenses[f]	1.06%	[g,h]	1.07% [g,h]	1.08% [g,h]	1.08%	[g]	1.06%	[g]	1.06%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—%	[i]	—%	[i]

Net investment income	1.61%		2.22%	1.65%	2.48%	[c]	1.73%		1.71%

Supplemental data

Net assets, end of period (000’s)	$120,304		$122,476	$130,978	$158,020		$188,153		$165,015

Portfolio turnover rate	8.66%		24.45%	19.88%	21.33%		24.05%		34.07%	[j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Mutual Shares VIP Fund
		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests 87.0%
	Aerospace & Defense 0.6%
a	KLX Inc.	United States	224,586	$11,229,300
	Rockwell Collins Inc.	United States	125,222	13,158,328

				24,387,628

	Auto Components 0.7%
	The Goodyear Tire & Rubber Co.	United States	632,638	22,117,024
a,b	International Automotive Components Group Brazil LLC	Brazil	1,730,515	42,327
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	9,468,128

				31,627,479

	Automobiles 1.2%
	General Motors Co.	United States	1,510,630	52,766,306

	Banks 9.5%
	Barclays PLC	United Kingdom	10,534,300	27,820,247
	CIT Group Inc.	United States	757,326	36,881,776
	Citigroup Inc.	United States	926,419	61,958,903
	Citizens Financial Group Inc.	United States	1,851,966	66,078,147
a	FCB Financial Holdings Inc., A	United States	493,723	23,575,273
	Guaranty Bancorp	United States	209,583	5,700,658
	JPMorgan Chase & Co.	United States	757,320	69,219,048
	PNC Financial Services Group Inc.	United States	571,295	71,337,607
	State Bank Financial Corp.	United States	352,200	9,551,664
	Wells Fargo & Co.	United States	698,860	38,723,832

				410,847,155

	Beverages 0.8%
	PepsiCo Inc.	United States	319,942	36,950,102

	Chemicals 1.1%
a,d,e	Dow Corning Corp., Contingent Distribution	United States	100,000	—
	Monsanto Co.	United States	405,580	48,004,449

				48,004,449

	Communications Equipment 2.6%
	Cisco Systems Inc.	United States	2,183,380	68,339,794
	Nokia OYJ, A	Finland	3,670,248	22,449,985
	Nokia OYJ, ADR	Finland	3,299,845	20,327,045

				111,116,824

	Construction Materials 0.7%
	LafargeHolcim Ltd., B	Switzerland	547,060	31,325,783

	Consumer Finance 1.3%
	Ally Financial Inc.	United States	943,970	19,728,973
	Capital One Financial Corp.	United States	436,885	36,095,439

				55,824,412

	Containers & Packaging 2.2%
	International Paper Co.	United States	1,044,075	59,105,086
	WestRock Co.	United States	681,512	38,614,470

				97,719,556

	Diversified Financial Services 0.8%
	Voya Financial Inc.	United States	959,810	35,407,391

	Diversified Telecommunication Services 0.6%
	Koninklijke KPN NV	Netherlands	8,378,890	26,807,774

MS-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Electrical Equipment 1.1%
a	Sensata Technologies Holding NV	United States	1,104,530	$47,185,522

	Energy Equipment & Services 1.3%
	Baker Hughes Inc.	United States	1,003,685	54,710,870
a,b	Gulfmark Offshore Inc.	United States	48,169	10,067

				54,720,937

	Equity Real Estate Investment Trusts (REITs) 1.2%
	Alexander’s Inc.	United States	40,126	16,911,504
	Vornado Realty Trust	United States	358,219	33,636,764

				50,548,268

	Food & Staples Retailing 4.0%
	CVS Health Corp.	United States	821,861	66,126,936
	The Kroger Co.	United States	2,243,460	52,317,487
a	Rite Aid Corp.	United States	2,439,970	7,197,912
	Walgreens Boots Alliance Inc.	United States	628,158	49,191,053

				174,833,388

	Health Care Equipment & Supplies 5.2%
	Medtronic PLC	United States	1,734,212	153,911,315
	Stryker Corp.	United States	512,391	71,109,623

				225,020,938

	Household Products 0.2%
	Energizer Holdings Inc.	United States	196,162	9,419,699

	Independent Power & Renewable Electricity Producers 0.8%
	Vistra Energy Corp.	United States	2,184,095	36,670,955

	Industrial Conglomerates 1.5%
	General Electric Co.	United States	2,362,600	63,813,826

	Insurance 9.2%
a	Alleghany Corp.	United States	102,188	60,781,422
	American International Group Inc.	United States	1,369,996	85,652,150
	Chubb Ltd.	United States	319,645	46,469,990
	The Hartford Financial Services Group Inc.	United States	441,878	23,229,527
	MetLife Inc.	United States	977,203	53,687,533
	White Mountains Insurance Group Ltd.	United States	65,521	56,913,506
	XL Group Ltd.	Bermuda	1,639,580	71,813,604

				398,547,732

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	822,270	54,598,728
	DXC Technology Co.	United States	177,792	13,640,202

				68,238,930

	Machinery 2.1%
	Caterpillar Inc.	United States	445,006	47,820,345
	CNH Industrial NV	United Kingdom	888,427	10,061,799
	CNH Industrial NV, special voting	United Kingdom	1,844,814	20,893,272
	Federal Signal Corp.	United States	657,993	11,422,758

				90,198,174

Semiannual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Media 6.1%
a	Charter Communications Inc., A	United States	237,513	$80,006,254
a	DISH Network Corp., A	United States	778,183	48,838,765
	Sky PLC	United Kingdom	3,381,508	43,781,560
	Time Warner Inc.	United States	918,888	92,265,544

				264,892,123

	Metals & Mining 0.9%
	thyssenkrupp AG	Germany	1,147,037	32,591,299
b,c	Warrior Met Coal Inc.	United States	361,612	5,915,616

				38,506,915

	Oil, Gas & Consumable Fuels 7.4%
	Anadarko Petroleum Corp.	United States	512,870	23,253,526
	Apache Corp.	United States	653,346	31,314,874
	BP PLC	United Kingdom	4,322,322	24,929,821
a	CONSOL Energy Inc.	United States	1,236,955	18,480,108
	Kinder Morgan Inc.	United States	3,158,940	60,525,290
	Marathon Oil Corp.	United States	2,991,878	35,453,754
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,916,196	50,856,184
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	927,720	24,590,976
	The Williams Cos. Inc.	United States	1,751,598	53,038,387

				322,442,920

	Pharmaceuticals 8.3%
	Eli Lilly & Co.	United States	1,274,136	104,861,393
	Merck & Co. Inc.	United States	1,898,948	121,703,577
	Novartis AG, ADR	Switzerland	1,026,481	85,680,369
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,427,173	47,410,687

				359,656,026

	Professional Services 0.8%
	RELX PLC	United Kingdom	1,702,110	36,803,586

	Software 5.7%
	CA Inc.	United States	1,442,532	49,724,078
a	Dell Technologies Inc., V	United States	198,331	12,120,007
	Microsoft Corp.	United States	1,379,947	95,119,747
	Symantec Corp.	United States	3,140,461	88,718,023

				245,681,855

	Technology Hardware, Storage & Peripherals 2.3%
	Hewlett Packard Enterprise Co.	United States	2,069,667	34,335,775
	Samsung Electronics Co. Ltd.	South Korea	30,959	64,274,273

				98,610,048

	Tobacco 4.7%
	Altria Group Inc.	United States	638,788	47,570,542
	British American Tobacco PLC	United Kingdom	1,188,947	81,057,022
	Imperial Brands PLC	United Kingdom	487,268	21,887,318
	Reynolds American Inc.	United States	849,494	55,251,090

				205,765,972

MS-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Wireless Telecommunication Services 0.5%
	Vodafone Group PLC	United Kingdom	8,229,954	$23,342,642

	Total Common Stocks and Other Equity Interests (Cost $2,751,631,200)			3,777,685,315

			Principal Amount
	Corporate Bonds, Notes and Senior Floating Rate Interests 3.3%
f,g	Avaya Inc., DIP Facility, 8.617% - 8.716%, 1/23/18	United States	$5,756,000	5,944,872
f,g	Belk Inc., Closing Date Term Loan, 5.905%, 12/12/22	United States	5,741,131	4,917,278
	CHS/Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	7,784,000	6,830,460
f,g	Cumulus Media Holdings Inc., Term Loans, 4.48%, 12/23/20	United States	16,442,442	13,297,825
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	2,804,000	2,681,325
	senior note, 11.00%, 9/15/25	United States	25,535,000	23,651,794
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	20,861,649
	[f,g] Tranche D Term Loan, 7.976%, 1/30/19	United States	34,746,619	28,492,227
	[f,g] Tranche E Term Loan, 8.726%, 7/30/19	United States	11,168,253	9,157,968
f,g	Toys R Us-Delaware Inc.,
	FILO Loans, 8.422%, 10/24/19	United States	2,560,000	2,563,200
	Term B-4 Loan, 9.952%, 4/24/20	United States	21,133,461	17,620,023
h	Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	2,207,000	2,107,685
	senior bond, 144A, 7.25%, 7/15/22	United States	1,460,000	1,377,875
h	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,314,000	1,277,865
h	Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 7.50%, 2/01/23	United States	2,386,000	2,570,915

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $155,448,003)			143,352,961

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.6%
i	Avaya Inc.,
	[h] senior note, 144A, 10.50%, 3/01/21	United States	22,449,000	2,301,023
	[h] senior secured note, 144A, 7.00%, 4/01/19	United States	8,441,000	6,816,107
	[f,g] Term B-3 Loan, 7.63%, 10/26/17	United States	15,539,927	12,418,997
	[f,g,j] Term B-6 Loan, 4.13%, 3/30/18	United States	3,248,721	2,593,561
	[f,g] Term B-7 Loan, 4.13%, 5/29/20	United States	15,158,619	12,227,958
b,i	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
f,g,i	Caesars Entertainment Operating Co. Inc.,
	Term B-5-B Loans, 1.50%, 3/01/17	United States	3,069,560	3,572,201
	Term B-6-B Loans, 1.50%, 3/01/17	United States	14,634,842	17,433,755
	Term B-7 Loans, 1.50%, 3/01/17	United States	9,298,589	11,588,366

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $82,557,205)			68,951,968

Semiannual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Companies in Liquidation 0.2%
a	Adelphia Recovery Trust	United States	29,283,354	$19,034
a,d	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	196
a,b,c,k	CB FIM Coinvestors LLC	United States	6,400,507	—
a,d,e	Century Communications Corp., Contingent Distribution	United States	5,487,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	8,006,950	—
a,l	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799	3,198,105
a,d,e	Tribune Media, Litigation Trust, Contingent Distribution	United States	394,551	—
a,d,e	Tropicana, Litigation Trust, Contingent Distribution	United States	18,305,000	—
a,e	Vistra Energy Corp., Litigation Trust	United States	129,926,405	1,507,146
a	Vistra Energy Corp., Litigation Trust, TRA	United States	2,184,095	2,347,902

	Total Companies in Liquidation (Cost $23,439,539)			7,072,383

			Principal Amount
	Municipal Bonds in Reorganization (Cost $17,936,642) 0.3%
i	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$20,409,000	12,449,490

	Total Investments before Short Term Investments (Cost $3,031,012,589)			4,009,512,117

	Short Term Investments 7.0%
	U.S. Government and Agency Securities 7.0%
m	FHLB,
	7/03/17	United States	79,400,000	79,400,000
	7/05/17	United States	25,000,000	24,998,625
m	U.S. Treasury Bill,
	[n] 9/07/17	United States	20,000,000	19,965,340
	7/20/17 - 12/21/17	United States	182,000,000	181,519,880

	Total U.S. Government and Agency Securities (Cost $305,891,749)			305,883,845

	Total Investments (Cost $3,336,904,338) 99.4%			4,315,395,962
	Other Assets, less Liabilities 0.6%			23,945,524

	Net Assets 100.0%			$4,339,341,486

MS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $1,507,146, representing less than 0.1% of net assets.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(h) regarding senior floating rate interests.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $16,451,470, representing 0.4% of net assets.

iSee Note 7 regarding credit risk and defaulted securities.

jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

kSee Note 10 regarding holdings of 5% voting securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of this security and/or cash pledged amounted to $4,636,950, representing 0.1% of net assets.

Semiannual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	478	$68,515,325	9/18/17	$—	$(1,204,813)
GBP/USD	Short	1,341	109,333,406	9/18/17	—	(2,226,903)

Total Futures Contracts					$—	$(3,431,716)

Net unrealized appreciation (depreciation)						$(3,431,716)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	HSBK	Buy	15,250,943,768	$13,569,615	7/14/17	$—	$(249,579)
South Korean Won	HSBK	Sell	60,952,959,545	53,915,112	7/14/17	679,349	—
South Korean Won	UBSW	Buy	4,358,008,432	3,860,543	7/14/17	—	(54,297)
South Korean Won	UBSW	Sell	30,193,573,135	26,576,768	7/14/17	205,975	—
British Pound	BOFA	Buy	3,152,268	4,051,573	8/14/17	60,393	—
British Pound	HSBK	Buy	1,233,497	1,572,528	8/14/17	36,503	—
British Pound	SSBT	Buy	1,373,006	1,756,049	8/14/17	34,964	—
British Pound	SSBT	Sell	100,115,134	126,950,995	8/14/17	—	(3,643,870)
British Pound	UBSW	Buy	1,878,264	2,421,931	8/14/17	28,165	—
Euro	BOFA	Buy	352,190	402,582	8/18/17	767	—
Euro	BOFA	Sell	214,707	241,405	8/18/17	—	(4,490)
Euro	BONY	Buy	360,418	412,172	8/18/17	600	—
Euro	HSBK	Buy	352,191	402,343	8/18/17	1,007	—
Euro	HSBK	Sell	49,200,330	55,051,332	8/18/17	—	(1,295,817)
Euro	SSBT	Buy	352,190	402,761	8/18/17	588	—
Euro	SSBT	Sell	49,200,356	55,036,748	8/18/17	—	(1,310,431)
Euro	UBSW	Buy	568,560	649,804	8/18/17	1,345	—

Total Forward Exchange Contracts						$1,049,656	$(6,558,484)

Net unrealized appreciation (depreciation)							$(5,508,828)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

MS-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,336,904,338

Value - Unaffiliated issuers	$4,315,395,962
Cash	463,226
Restricted Cash (Note 1e)	10,000
Foreign currency, at value (cost $1,784,392)	1,789,328
Receivables:
Investment securities sold	22,174,094
Capital shares sold	180,283
Dividends and interest	6,858,260
European Union tax reclaims	1,170,006
Due from brokers	4,002,180
Unrealized appreciation on OTC forward exchange contracts	1,049,656
Other assets	2,844

Total assets	4,353,095,839

Liabilities:
Payables:
Investment securities purchased	1,200,821
Capital shares redeemed	1,475,011
Management fees	2,464,268
Distribution fees	1,571,337
Variation margin	109,700
Due to brokers	10,000
Unrealized depreciation on OTC forward exchange contracts	6,558,484
Accrued expenses and other liabilities	364,732

Total liabilities	13,754,353

Net assets, at value	$4,339,341,486

Net assets consist of:
Paid-in capital	$2,959,304,020
Undistributed net investment income	126,117,767
Net unrealized appreciation (depreciation)	969,557,699
Accumulated net realized gain (loss)	284,362,000

Net assets, at value	$4,339,341,486

Class 1:
Net assets, at value	$644,174,599

Shares outstanding	29,921,358

Net asset value and maximum offering price per share	$21.53

Class 2:
Net assets, at value	$3,574,863,273

Shares outstanding	168,887,196

Net asset value and maximum offering price per share	$21.17

Class 4:
Net assets, at value	$120,303,614

Shares outstanding	5,643,694

Net asset value and maximum offering price per share	$21.32

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Mutual Shares VIP Fund
Investment income:
Dividends	$47,545,108
Interest	10,303,786
Income from securities loaned (net of fees and rebates)	230,510

Total investment income	58,079,404

Expenses:
Management fees (Note 3a)	14,953,814
Distribution fees: (Note 3c)
Class 2	4,493,370
Class 4	209,827
Custodian fees (Note 4)	53,022
Reports to shareholders	234,143
Professional fees	170,286
Trustees’ fees and expenses	10,340
Other	66,092

Total expenses	20,190,894
Expense reductions (Note 4)	(2,566)
Expenses waived/paid by affiliates (Note 3e)	(5,064)

Net expenses	20,183,264

Net investment income	37,896,140

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	147,157,592
Foreign currency transactions	(6,944,681)
Futures contracts	(3,891,018)
Securities sold short	(391,267)

Net realized gain (loss)	135,930,626

Net change in unrealized appreciation (depreciation) on:
Investments	73,010,433
Translation of other assets and liabilities denominated in foreign currencies	(8,774,420)
Futures contracts	(6,056,813)

Net change in unrealized appreciation (depreciation)	58,179,200

Net realized and unrealized gain (loss)	194,109,826

Net increase (decrease) in net assets resulting from operations	$232,005,966

MS-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$37,896,140	$96,857,347
Net realized gain (loss)	135,930,626	177,041,416
Net change in unrealized appreciation (depreciation)	58,179,200	340,244,965

Net increase (decrease) in net assets resulting from operations	232,005,966	614,143,728

Distributions to shareholders from:
Net investment income:
Class 1	—	(12,783,421)
Class 2	—	(69,990,186)
Class 4	—	(2,230,613)
Net realized gains:
Class 1	—	(46,218,042)
Class 2	—	(288,327,268)
Class 4	—	(9,935,345)

Total distributions to shareholders	—	(429,484,875)

Capital share transactions: (Note 2)
Class 1	(151,228)	(54,403,896)
Class 2	(238,211,624)	110,574,611
Class 4	(8,529,725)	(14,522,761)

Total capital share transactions	(246,892,577)	41,647,954

Net increase (decrease) in net assets	(14,886,611)	226,306,807
Net assets:
Beginning of period	4,354,228,097	4,127,921,290

End of period	$4,339,341,486	$4,354,228,097

Undistributed net investment income included in net assets:
End of period	$126,117,767	$88,221,627

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

MS-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential

Semiannual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2017, the Fund had OTC derivatives in a net liability position of $5,747,286 and the aggregate value of collateral pledged for such contracts was $4,636,950.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

MS-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

Semiannual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MS-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,296,286	$27,319,254	2,468,008	$48,112,430
Shares issued in reinvestment of distributions	—	—	3,058,655	59,001,463
Shares redeemed	(1,297,867)	(27,470,482)	(8,638,060)	(161,517,789)

Net increase (decrease)	(1,581)	$(151,228)	(3,111,397)	$(54,403,896)

Class 2 Shares:
Shares sold	1,601,314	$33,376,951	19,363,703	$382,884,835
Shares issued in reinvestment of distributions	—	—	18,848,893	358,317,454
Shares redeemed	(13,052,336)	(271,588,575)	(32,549,983)	(630,627,678)

Net increase (decrease)	(11,451,022)	$(238,211,624)	5,662,613	$110,574,611

Class 4 Shares:
Shares sold	295,511	$6,220,300	203,267	$3,894,989
Shares issued in reinvestment of distributions	—	—	634,967	12,165,958
Shares redeemed	(705,187)	(14,750,025)	(1,564,342)	(30,583,708)

Net increase (decrease)	(409,676)	$(8,529,725)	(726,108)	$(14,522,761)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

Semiannual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.688% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	—	86,287,000	(86,287,000)	—	$—	$—	$—	—%

f. Other Affiliated Transactions

At June 30, 2017, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 7.7% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statements of Operations.

MS-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

5. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$3,360,338,989
Unrealized appreciation	$1,233,181,771
Unrealized depreciation	(278,124,798)

Net unrealized appreciation (depreciation)	$955,056,973

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $350,876,789 and $513,592,020, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $81,401,458, representing 1.9% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC.	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
48,169	Gulfmark Offshore Inc	1/06/17	86,699	10,067
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	42,327

Semiannual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

8. Restricted Securities (continued)

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	$12,591,586	$9,468,128
361,612	Warrior Met Coal Inc.	3/31/16	2,074,365	5,915,616

	Total Restricted Securities (Value is 0.4% of Net Assets)		$15,903,645	$15,436,138

9. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts		Variation margin	$3,431,716	[a]
		$1,049,656	Unrealized depreciation on OTC forward exchange contracts	6,558,484

Totals		$1,049,656		$9,990,200

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$(7,525,031)[a]	Translation of other assets and liabilities denominated in foreign currencies	$(8,921,806)[a]
	Futures contracts	(3,891,018)	Futures contracts	(6,056,813)

Totals		$(11,416,049)		$(14,978,619)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts represented $171,522,326. The average month end contract value of forward exchange contracts was $285,137,395.

See Notes 1(d) regarding derivative financial instruments.

MS-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)
CB FIM Coinvestors LLC (Value is 0.0% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$22,117,024	$—	$9,510,455		$31,627,479
Energy Equipment & Services	54,710,870	—	10,067		54,720,937
Machinery	69,304,902	20,893,272	—		90,198,174
Metals & Mining	32,591,299	—	5,915,616		38,506,915
All Other Equity Investments[b]	3,562,631,810	—	—	[c]	3,562,631,810
Corporate Bonds, Notes and Senior Floating Rate Interests	—	143,352,961	—		143,352,961
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	68,951,968	—	[c]	68,951,968
Companies in Liquidation	—	5,565,237	1,507,146	[c]	7,072,383
Municipal Bonds in Reorganization	—	12,449,490	—		12,449,490
Short Term Investments	201,485,220	104,398,625	—		305,883,845

Total Investments in Securities	$3,942,841,125	$355,611,553	$16,943,284		$4,315,395,962

Other Financial Instruments:
Forward Exchange Contracts	$—	$1,049,656	$—		$1,049,656

Liabilities:
Other Financial Instruments:
Futures Contracts	$3,431,716	$—	$—		$3,431,716
Forward Exchange Contracts	—	6,558,484	—		6,558,484

Total Other Financial Instruments	$3,431,716	$6,558,484	$—		$9,990,200

aIncludes common stocks and other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

14. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as

MS-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession

HSBK	HSBC Bank PLC	USD	United States Dollar	FHLB	Federal Home Loan Bank

SSBT	State Street Bank			GO	General Obligation

UBSW	UBS AG			TRA	Tax Receivable Agreement

Semiannual Report	MS-33

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Franklin Rising Dividends VIP Fund

This semiannual report for Franklin Rising Dividends VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +8.13% total return* for the six-month period ended June 30, 2017.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) rose +9.34% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period.

The U.S. Federal Reserve (Fed), at its March meeting, increased the federal funds target rate from 0.50%–0.75% to 0.75%–1.00%. The Fed again increased its target range by a quarter point to 1.00%–1.25% at its June meeting. The Fed made both of these increases amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the victory of Emmanuel Macron as France’s President also helped U.S. equities. However, concerns about the terms of the U.K.’s exit from the European Union (also known as “Brexit”), uncertainty about President Trump’s ability to implement reforms, and geopolitical tensions in the Middle East and the Korean peninsula curbed market sentiment. The broad U.S. stock market, as measured by the S&P 500, generated a +9.34% total return for the period.1

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the six-month period ended June 30, 2017, some holdings that contributed to absolute performance included Roper Technologies, Albemarle and Medtronic.

Roper Technologies, a diversified industrial company, enjoyed strong stock price performance after reporting robust financial results during the period. Headwinds facing the energy and industrial technology segments have moderated and the

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

segments generated better-than-expected results, while the remaining segments have continued to perform well. The company expects to build on its strong performance in the RF (radio frequency) Technology and Software segment, which was driven by large project wins. The company has grown its dividend for 24 consecutive years.

Shares of Albemarle, a specialty chemicals producer, performed well over the period, as the company continued to report strong revenue and earnings growth driven by robust demand in the company’s lithium business. Albemarle also benefited from stronger-than-expected performance in its bromine business, while the company’s Refining Solutions business experienced more mixed performance during the period. Management continues to focus on expanding the company’s market leading position in lithium. The company has increased its dividend for 23 consecutive years.

Shares of Medtronic, a developer of therapeutic and diagnostic medical products, rose after reporting good earnings during the period. We believe top-line growth could remain solid, based on a regular stream of innovation. Overall financial performance could be further bolstered by margin expansion driven by factory consolidation and the creation of shared service centers. Medtronic has benefited from improved access to its overseas cash via the company’s recent relocation of its legal domicile to a lower-tax nation, particularly from the perspective of meeting its dividend obligations. The company has grown its dividend for 40 consecutive years.

Conversely, some holdings that detracted from absolute performance included Schlumberger, Matthews International and Occidental Petroleum.

Despite reporting earnings in line with expectations, shares of Schlumberger, a global oilfield services company, declined over the period as the oil markets remained in a position of significant oversupply, reducing prospects for a near-term rebound in oil prices. Oil services providers such as Schlumberger tend to benefit later in an oil price rebound as their diverse activities tend to lead to a slower return to growth. Despite the current headwinds, we believe that Schlumberger could be uniquely well-positioned to benefit from the recovery in oil prices if it takes shape, given the company’s scale and scope of activities.

Despite announcing financial results largely in line with expectations, shares in Matthews International, a small industrial conglomerate with activities ranging from branding products and services, marketing display equipment and a range of death-care products, were weak during the period, largely driven by slower-than-expected activity in the SGK Brand Solutions business. We believe that the company remains on track to meet its full-year financial earnings guidance and continues to enjoy a number of potential

Semiannual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

performance catalysts, including acquisition integration synergies, the benefits of a recent investment in an enterprise resource planning system and product innovation. Matthews has raised its dividend for 22 consecutive years.

Shares in Occidental Petroleum, an oil and gas producer, were weak during the period as the energy sector continued to struggle in a lower oil price environment. Despite stronger-than-expected earnings over the period, Occidental’s share performance could not escape an industry-wide downdraft. We believe the market does not fully appreciate the strength of Occidental’s position in the Permian Basin, which could resume production growth despite low oil prices. Although Occidental has been slow to increase its production in the basin, management expects strong growth in the region going forward that could drive long-term overall production growth. Occidental has increased its dividend for 14 consecutive years.

During the period, the Fund initiated a new position in Comcast, a telecommunications conglomerate (9 consecutive years of dividend increases). We added to existing positions including Analog Devices, an integrated circuits manufacturer (14 consecutive years of dividend increases), Accenture, a management consultant and professional services company (12 consecutive years of dividend increases) and Texas Instruments, a semiconductor designer and manufacturer (13 consecutive years of dividend increases).

We exited positions in Qualcomm, along with Adient and Yum China Holdings, both of which we received as the result of spinoffs. We also reduced several holdings including Dover, Erie Indemnity and Hillenbrand. Additionally, Linear Technology was acquired by Analog Devices, during the period.

Our 10 largest positions on June 30, 2017, represented 34.1% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 28 years in a row and by 260% over the past 10 years. Their most recent year-over-year dividend increases averaged 8.9% with a dividend yield of 1.7% on June 30, 2017, and a dividend payout ratio of 36.8%, based on estimates of calendar year 2017 operating earnings. Their average price/earnings ratio was 23.2 times calendar year 2017 estimates versus 18.6 for that of the unmanaged S&P 500.

Top 10 Holdings
6/30/17
Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrial Conglomerates	4.3%
Microsoft Corp. Software & Services	4.3%
Albemarle Corp. Materials	4.2%
Stryker Corp. Health Care Equipment & Services	3.3%
Becton, Dickinson and Co. Health Care Equipment & Services	3.2%
United Technologies Corp. Aerospace & Defense	3.1%
Medtronic PLC Health Care Equipment & Services	3.0%
Praxair Inc. Materials	3.0%
West Pharmaceutical Services Inc. Health Care Equipment & Services	2.9%
Air Products and Chemicals Inc. Materials	2.8%

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,081.30	$5.01		$1,019.98	$4.86		0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FRD-5

FRD1 P1 P2 P4 06/17

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUSES DATED MAY 1, 2017

OF

FRANKLIN RISING DIVIDENDS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2017, the Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page FRD-S4 is revised as follows:

Portfolio Managers

Donald G. Taylor, CPA President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since 1996.

Nicholas P. B. Getaz, CFA Research Analyst of Advisory Services and portfolio manager of the Fund since 2014.

II.  In the Fund Details, under the heading “Management”, the portfolio manager information on page FRD-D6 is revised as follows:

Franklin Advisory Services, LLC (Advisory Services), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

Donald G. Taylor, CPA

President and Chief Investment Officer of Advisory Services

Mr. Taylor has been the lead portfolio manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

Nicholas P. B. Getaz, CFA

Research Analyst of Advisory Services

Mr. Getaz has been portfolio manager of the Fund since 2014, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2011.

Please keep this supplement with your prospectus for future reference.

FRD-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.51	$25.26	$29.63	$28.14	$22.03	$20.01

Income from investment operations[a]:

Net investment income[b]	0.20	0.42	0.45	0.45	0.40	0.41

Net realized and unrealized gains (losses)	1.93	3.45	(1.33)	2.03	6.16	2.00

Total from investment operations	2.13	3.87	(0.88)	2.48	6.56	2.41

Less distributions from:

Net investment income	(0.48)	(0.44)	(0.48)	(0.44)	(0.45)	(0.39)

Net realized gains	(0.98)	(3.18)	(3.01)	(0.55)	—	—

Total distributions	(1.46)	(3.62)	(3.49)	(0.99)	(0.45)	(0.39)

Net asset value, end of period	$26.18	$25.51	$25.26	$29.63	$28.14	$22.03

Total return[c]	8.31%	16.33%	(3.42)%	9.01%	30.05%	12.18%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.62%	0.63%	0.63%	0.62%	0.61%	0.63%

Expenses net of waiver and payments by affiliates	0.62% [e]	0.62% [f]	0.63% [e]	0.62% [e]	0.61%	0.63%

Net investment income	1.52%	1.67%	1.65%	1.58%	1.59%	1.96%

Supplemental data

Net assets, end of period (000’s)	$201,553	$181,072	$143,376	$160,480	$168,380	$141,455

Portfolio turnover rate	2.82%	6.66%	4.74%	8.61%	0.07%	11.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.89	$24.72	$29.06	$27.62	$21.64	$19.65

Income from investment operations[a]:

Net investment income[b]	0.16	0.35	0.37	0.37	0.33	0.35

Net realized and unrealized gains (losses)	1.88	3.37	(1.29)	1.99	6.04	1.98

Total from investment operations	2.04	3.72	(0.92)	2.36	6.37	2.33

Less distributions from:

Net investment income	(0.41)	(0.37)	(0.41)	(0.37)	(0.39)	(0.34)

Net realized gains	(0.98)	(3.18)	(3.01)	(0.55)	—	—

Total distributions	(1.39)	(3.55)	(3.42)	(0.92)	(0.39)	(0.34)

Net asset value, end of period	$25.54	$24.89	$24.72	$29.06	$27.62	$21.64

Total return[c]	8.19%	16.04%	(3.65)%	8.72%	29.69%	11.96%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.87%	0.88%	0.88%	0.87%	0.86%	0.88%

Expenses net of waiver and payments by affiliates	0.87% [e]	0.87% [f]	0.88% [e]	0.87% [e]	0.86%	0.88%

Net investment income	1.27%	1.42%	1.40%	1.33%	1.34%	1.71%

Supplemental data

Net assets, end of period (000’s)	$1,560,939	$1,530,374	$1,310,783	$1,667,816	$1,752,012	$1,550,084

Portfolio turnover rate	2.82%	6.66%	4.74%	8.61%	0.07%	11.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

FRD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.98	$24.81	$29.19	$27.76	$21.78	$19.83

Income from investment operations[a]:

Net investment income[b]	0.15	0.32	0.35	0.35	0.32	0.35

Net realized and unrealized gains (losses)	1.89	3.39	(1.31)	2.00	6.07	1.96

Total from investment operations	2.04	3.71	(0.96)	2.35	6.39	2.31

Less distributions from:

Net investment income	(0.41)	(0.36)	(0.41)	(0.37)	(0.41)	(0.36)

Net realized gains	(0.98)	(3.18)	(3.01)	(0.55)	—	—

Total distributions	(1.39)	(3.54)	(3.42)	(0.92)	(0.41)	(0.36)

Net asset value, end of period	$25.63	$24.98	$24.81	$29.19	$27.76	$21.78

Total return[c]	8.13%	15.93%	(3.75)%	8.62%	29.57%	11.78%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.97%	0.98%	0.98%	0.97%	0.96%	0.98%

Expenses net of waiver and payments by affiliates	0.97% [e]	0.97% [f]	0.98% [e]	0.97% [e]	0.96%	0.98%

Net investment income	1.17%	1.32%	1.30%	1.23%	1.24%	1.61%

Supplemental data

Net assets, end of period (000’s)	$31,735	$28,579	$20,453	$15,503	$12,028	$6,432

Portfolio turnover rate	2.82%	6.66%	4.74%	8.61%	0.07%	11.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Rising Dividends VIP Fund
	Shares	Value
Common Stocks 98.9%
Aerospace & Defense 4.8%
General Dynamics Corp.	157,911	$31,282,169
United Technologies Corp.	453,011	55,317,173

		86,599,342

Building Products 2.1%
Johnson Controls International PLC	848,653	36,797,594

Commercial & Professional Services 4.4%
ABM Industries Inc.	779,288	32,356,038
Brady Corp., A	174,279	5,908,058
Cintas Corp.	194,675	24,536,837
Matthews International Corp., A	251,442	15,400,822

		78,201,755

Consumer Durables & Apparel 2.4%
Leggett & Platt Inc.	332,800	17,481,984
NIKE Inc., B	445,100	26,260,900

		43,742,884

Consumer Services 2.0%
McDonald’s Corp.	201,545	30,868,632
Yum! Brands Inc.	72,900	5,377,104

		36,245,736

Diversified Financials 0.6%
State Street Corp.	110,500	9,915,165

Energy 5.9%
Chevron Corp.	252,900	26,385,057
EOG Resources Inc.	33,600	3,041,472
Exxon Mobil Corp.	358,500	28,941,705
Occidental Petroleum Corp.	370,790	22,199,197
Schlumberger Ltd.	398,000	26,204,320

		106,771,751

Food & Staples Retailing 3.6%
CVS Health Corp.	210,200	16,912,692
Wal-Mart Stores Inc.	294,100	22,257,488
Walgreens Boots Alliance Inc.	315,300	24,691,143

		63,861,323

Food, Beverage & Tobacco 5.6%
Archer-Daniels-Midland Co.	548,000	22,676,240
Bunge Ltd.	307,700	22,954,420
McCormick & Co. Inc.	208,900	20,369,839
PepsiCo Inc.	301,000	34,762,490

		100,762,989

Health Care Equipment & Services 14.0%
Abbott Laboratories	641,800	31,197,898
Becton, Dickinson and Co.	291,200	56,816,032
DENTSPLY SIRONA Inc.	4,000	259,360
Medtronic PLC	602,000	53,427,500
Stryker Corp.	420,200	58,315,356
West Pharmaceutical Services Inc.	547,218	51,723,046

		251,739,192

FRD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Household & Personal Products 2.6%
Colgate-Palmolive Co.	202,300	$14,996,499
The Procter & Gamble Co.	355,200	30,955,680

		45,952,179

Industrial Conglomerates 6.7%
Carlisle Cos. Inc.	101,061	9,641,219
Honeywell International Inc.	257,900	34,375,491
Roper Technologies Inc.	333,043	77,109,446

		121,126,156

Insurance 4.8%
Aflac Inc.	276,200	21,455,216
Arthur J. Gallagher & Co.	611,900	35,031,275
Erie Indemnity Co., A	179,185	22,410,668
Old Republic International Corp.	300,808	5,874,780
RLI Corp.	33,800	1,846,156

		86,618,095

Machinery 5.5%
Donaldson Co. Inc.	350,068	15,942,097
Dover Corp.	487,776	39,129,391
Hillenbrand Inc.	113,200	4,086,520
Pentair PLC (United Kingdom)	586,000	38,992,440

		98,150,448

Materials 12.4%
Air Products and Chemicals Inc.	353,900	50,628,934
Albemarle Corp.	706,700	74,585,118
Bemis Co. Inc.	58,899	2,724,079
Ecolab Inc.	115,600	15,345,900
Nucor Corp.	447,055	25,871,073
Praxair Inc.	400,560	53,094,228

		222,249,332

Media 1.5%
Comcast Corp., A	276,300	10,753,596
John Wiley & Sons Inc., A	310,700	16,389,425

		27,143,021

Pharmaceuticals, Biotechnology & Life Sciences 5.8%
AbbVie Inc.	206,400	14,966,064
Johnson & Johnson	372,800	49,317,712
Perrigo Co. PLC	208,500	15,745,920
Pfizer Inc.	669,700	22,495,223
Roche Holding AG, ADR (Switzerland)	25,000	795,000

		103,319,919

Retailing 2.6%
The Gap Inc.	556,300	12,233,037
Ross Stores Inc.	185,000	10,680,050
Target Corp.	164,600	8,606,934
Tiffany & Co.	161,500	15,160,005

		46,680,026

Semiannual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 3.9%
	Analog Devices Inc.	410,437	$31,931,999
	Texas Instruments Inc.	429,300	33,026,049
	Versum Materials Inc.	182,000	5,915,000

			70,873,048

	Software & Services 7.0%
	Accenture PLC, A	332,000	41,061,760
	Microsoft Corp.	1,107,900	76,367,547
	Visa Inc., A	89,500	8,393,310

			125,822,617

	Trading Companies & Distributors 0.3%
	W.W. Grainger Inc.	28,100	5,072,893

	Transportation 0.4%
	United Parcel Service Inc., B	64,800	7,166,232

	Total Common Stocks (Cost $985,663,699)		1,774,811,697

	Short Term Investments (Cost $19,398,755) 1.1%
	Money Market Funds 1.1%
a,b	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	19,398,755	19,398,755

	Total Investments (Cost $1,005,062,454) 100.0%		1,794,210,452
	Other Assets, less Liabilities 0.0%†		16,827

	Net Assets 100.0%		$1,794,227,279

See Abbreviations on page FRD-21.

†Rounds to less than 0.1% of net assets.

aSee Note 3(e) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day yield at period end.

FRD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$985,663,699
Cost - Non-controlled affiliates (Note 3e)	19,398,755

Total cost of investments	$1,005,062,454

Value - Unaffiliated issuers	$1,774,811,697
Value - Non-controlled affiliates (Note 3e)	19,398,755

Total value of investments	1,794,210,452
Receivables:
Investment securities sold	12,648
Capital shares sold	175,214
Dividends	2,239,339
Other assets	1,134

Total assets	1,796,638,787

Liabilities:
Payables:
Capital shares redeemed	708,030
Management fees	892,018
Distribution fees	674,865
Accrued expenses and other liabilities	136,595

Total liabilities	2,411,508

Net assets, at value	$1,794,227,279

Net assets consist of:
Paid-in capital	$943,005,193
Undistributed net investment income	7,413,743
Net unrealized appreciation (depreciation)	789,147,998
Accumulated net realized gain (loss)	54,660,345

Net assets, at value	$1,794,227,279

Class 1:
Net assets, at value	$201,553,486

Shares outstanding	7,699,457

Net asset value and maximum offering price per share	$26.18

Class 2:
Net assets, at value	$1,560,938,529

Shares outstanding	61,124,550

Net asset value and maximum offering price per share	$25.54

Class 4:
Net assets, at value	$31,735,264

Shares outstanding	1,238,298

Net asset value and maximum offering price per share	$25.63

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Rising Dividends VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$18,811,309
Non-controlled affiliates (Note 3e)	31,560

Total investment income	18,842,869

Expenses:
Management fees (Note 3a)	5,344,227
Distribution fees: (Note 3c)
Class 2	1,932,257
Class 4	52,554
Custodian fees (Note 4)	7,692
Reports to shareholders	81,667
Professional fees	30,824
Trustees’ fees and expenses	3,771
Other	16,966

Total expenses	7,469,958
Expenses waived/paid by affiliates (Note 3e)	(35,044)

Net expenses	7,434,914

Net investment income	11,407,955

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	54,716,933
Foreign currency transactions	196

Net realized gain (loss)	54,717,129

Net change in unrealized appreciation (depreciation) on investments	73,327,848

Net realized and unrealized gain (loss)	128,044,977

Net increase (decrease) in net assets resulting from operations	$139,452,932

FRD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$11,407,955	$23,756,244
Net realized gain (loss)	54,717,129	65,501,800
Net change in unrealized appreciation (depreciation)	73,327,848	155,534,476

Net increase (decrease) in net assets resulting from operations	139,452,932	244,792,520

Distributions to shareholders from:
Net investment income:
Class 1	(3,388,715)	(2,718,521)
Class 2	(24,052,908)	(20,665,957)
Class 4	(476,793)	(304,600)
Net realized gains:
Class 1	(7,011,086)	(19,761,965)
Class 2	(57,291,559)	(177,746,237)
Class 4	(1,158,380)	(2,696,441)

Total distributions to shareholders	(93,379,441)	(223,893,721)

Capital share transactions: (Note 2)
Class 1	15,829,733	33,560,724
Class 2	(10,163,140)	203,254,702
Class 4	2,461,470	7,699,850

Total capital share transactions	8,128,063	244,515,276

Net increase (decrease) in net assets	54,201,554	265,414,075
Net assets:
Beginning of period	1,740,025,725	1,474,611,650

End of period	$1,794,227,279	$1,740,025,725

Undistributed net investment income included in net assets:
End of period	$7,413,743	$23,924,204

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

FRD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital

Semiannual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	654,229	$17,307,518	1,408,862	$34,658,685
Shares issued in reinvestment of distributions	394,680	10,399,801	944,162	22,480,486
Shares redeemed	(447,140)	(11,877,586)	(931,787)	(23,578,447)

Net increase (decrease)	601,769	$15,829,733	1,421,237	$33,560,724

Class 2 Shares:
Shares sold	1,093,070	$28,288,014	9,423,278	$238,665,574
Shares issued in reinvestment of distributions	3,163,923	81,344,467	8,526,523	198,412,194
Shares redeemed	(4,610,070)	(119,795,621)	(9,496,533)	(233,823,066)

Net increase (decrease)	(353,077)	$(10,163,140)	8,453,268	$203,254,702

Class 4 Shares:
Shares sold	137,271	$3,575,705	404,421	$9,995,211
Shares issued in reinvestment of distributions	63,379	1,635,173	128,469	3,001,041
Shares redeemed	(106,334)	(2,749,408)	(213,254)	(5,296,402)

Net increase (decrease)	94,316	$2,461,470	319,636	$7,699,850

FRD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2017, the Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

Prior to May 1, 2017, the Fund paid fees to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.605% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Semiannual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	14,889,095	80,478,157	(75,968,497)	19,398,755	$19,398,755	$31,560	$—	0.1%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, there were no credits earned.

5. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,009,435,273

Unrealized appreciation	$832,348,609
Unrealized depreciation	(47,573,430)

Net unrealized appreciation (depreciation)	$784,775,179

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $49,458,592 and $124,132,969, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

FRD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

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Franklin Small Cap Value VIP Fund

This semiannual report for Franklin Small Cap Value VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +0.17% total return* for the six-month period ended June 30, 2017.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000TM Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s new benchmark, the Russell 2000TM Value Index posted a +0.54% total return for the same period, while its old benchmark, the Russell 2500TM Value Index, had a +1.95% total return.1 We believe the composition of the new index aligns more closely with the Fund’s portfolio. Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period.

The U.S. Federal Reserve (Fed), at its March meeting, increased the federal funds target rate from 0.50%–0.75% to 0.75%–1.00%. The Fed again increased its target range by a quarter point to 1.00%–1.25% at its June meeting. The Fed made both of these increases amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the victory of Emmanuel Macron as France’s President also helped U.S. equities. However, concerns about the terms of the U.K.’s exit from the European Union (also known as “Brexit”), uncertainty about President Trump’s ability to implement reforms, and geopolitical tensions in the Middle East and the Korean peninsula curbed market sentiment. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, generated a +9.34% total return for the period.3

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN SMALL CAP VALUE VIP FUND

that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

For the period ended June 30, 2017, some contributors to absolute Fund performance included Hill-Rom Holdings, BRP and Maple Leaf Foods.

Hill-Rom Holdings is a manufacturer of medical equipment including hospital beds, surgical tables and diagnostic tools. The company’s shares rose due to stability in hospital capital spending, which led to modest growth in its U.S. patient support business. Hill-Rom’s international business recovered with strong organic growth during its quarter ended March 2017 and management expected the momentum to continue through the remainder of the year. The company completed the acquisition of Mortara Instruments,4 a provider of diagnostic cardiology and patient monitoring technology, services and devices. Mortara will complement Hill-Rom’s Welch Allyn4 business, and analysts believe it could be additive to earnings. Additionally, Hill-Rom launched a new bed system for higher acuity patients in intensive and acute care settings and also introduced a new air-fluidized therapy bed for wound care during the period. The company continues to focus on reducing the debt incurred from the Welch and Mortara acquisitions, improving overall margins through operational efficiencies, bringing out new products in 2017 and increasing the penetration of its existing suite of products.

BRP is a leading manufacturer of powersport vehicles and equipment, primarily for the off-road, snowmobile and personal watercraft markets. BRP reported a strong quarter, beating earnings per share estimates and raising its full-year outlook. New product introductions of side-by-side off-road vehicles and a significantly weakened competitor drove sales and market share gains. Additionally, management announced a large share repurchase program, which could shrink its share count. Finally, a quarterly dividend was initiated for the first time in the company’s history, which signaled management’s

4. Not a Fund holding.

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FRANKLIN SMALL CAP VALUE VIP FUND

confidence in its business model to deliver strong operating performance and free cash flow generation.

Maple Leaf Foods, a Canadian-based producer of fresh and packaged meats, experienced stronger-than-expected adjusted earnings due to the elimination of duplicate costs stemming from its recently completed multi-year manufacturing and network optimization plan. Favorable pork processing costs also boosted margins. We believe the company is now completely focused on driving growth through new product innovation and acquisitions such as the purchase of Lightlife Foods,4 a plant-based protein foods company. In addition, Maple Leaf possesses a cash rich balance sheet, which it used to opportunistically repurchase shares, while growing its dividend.

Detractors from absolute Fund performance included Oil States International, Unit Corp. and First Horizon National.

Oil States International is a provider of onshore and offshore well-completion services and deep-water connection products and services. A decline in the company’s stock price was due to a weaker-than-expected order outlook for its offshore products business as low oil prices continued to dampen activity.

Unit Corp., a domestic land-based drilling and exploration and production company, saw its share price decline substantially in 2017 after having more than doubled in 2016, closely mirroring the direction of oil prices during these periods. The upward movement in crude oil prices in 2016 was primarily due to investors’ initial hope that an agreement by the Organization of the Petroleum Exporting Countries to limit output would reduce inventories. The drop in 2017 was caused by the ultimate failure of domestic inventories to decline in a meaningful way as production by U.S. shale drillers increased at a faster rate than expected.

First Horizon National is a regional bank concentrated in Tennessee. In May, First Horizon announced the acquisition of Capital Bank Financial,4 which we believe appears strategically sound and should increase earnings per share. However, the transaction is relatively large relative to First Horizon’s balance sheet and introduces an elevated level of integration risk, which pressured the stock’s valuation. Additionally, First Horizon’s fixed income capital markets4 segment has been negatively impacted by a low level of market volatility, which resulted in lower-than-expected fixed income trading activity and revenues during the period.

During the reporting period, we added some new positions with the largest purchases including Glacier Bancorp, a multi-bank holding company headquartered in Montana; Titan

Top 10 Holdings
6/30/17
Company Sector/Industry	% of Total Net Assets
AAR Corp. Aerospace & Defense	2.9%
Maple Leaf Foods Inc. Food, Beverage & Tobacco	2.7%
LTC Properties Inc. Real Estate	2.6%
Sensient Technologies Corp. Materials	2.5%
Simpson Manufacturing Co. Inc. Building Products	2.2%
Columbia Banking System Inc. Banks	2.1%
IDACORP Inc. Utilities	2.1%
Chemical Financial Corp. Banks	2.1%
Hill-Rom Holdings Inc. Health Care Equipment & Services	2.1%
First Horizon National Corp. Banks	2.0%

International, a manufacturer of mounted tire and wheel systems for off highway equipment; Highwoods Properties, a real estate investment trust company; The Manitowoc Co., a manufacturer of cranes and lift solutions; and Access National, a bank holding company. The Fund also added to several holdings including Zebra Technologies, a manufacturer of marking, tracking and computer printing technologies; Simpson Manufacturing, an engineering firm and building materials producer; and the aforementioned First Horizon National. Conversely, we exited some positions including Omega Protein, Cato, Brunswick, Genesco and West Marine. We also reduced our positions in Carlisle Cos., the aforementioned Unit Corp. and MKS Instruments, among others. Additionally, during the period, three cash takeovers were completed: Endurance Specialty Holdings, EverBank Financial and Mentor Graphics.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

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FRANKLIN SMALL CAP VALUE VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP VALUE VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,001.70	$4.91	$1,019.89	$4.96	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FSV-6	Semiannual Report

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUSES DATED MAY 1, 2017

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2017, the Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page FSV-S5 is revised as follows:

Portfolio Managers

Steven B. Raineri Vice President of Advisory Services and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2015.

II.  In the Fund Details, under the heading “Management”, the portfolio manager information on page FSV-D5 is revised as follows:

Franklin Advisory Services, LLC (Advisory Services), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri Vice President of Advisory Services	Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2005.

Christopher Meeker, CFA Portfolio Manager of Advisory Services	Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2012. Prior to joining Franklin Templeton Investments, he worked as a senior buy-side analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrial, consumer and technology sectors.

Please keep this supplement with your prospectus for future reference.

FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.93	$18.12	$22.81	$24.54	$18.58	$15.82

Income from investment operations[a]:

Net investment income[b]	0.12	0.15	0.21	0.19	0.19	0.29	[c]

Net realized and unrealized gains (losses)	(0.04)	4.79	(1.53)	0.06	6.45	2.64

Total from investment operations	0.08	4.94	(1.32)	0.25	6.64	2.93

Less distributions from:

Net investment income	(0.15)	(0.21)	(0.20)	(0.20)	(0.32)	(0.17)

Net realized gains	(1.38)	(2.92)	(3.17)	(1.78)	(0.36)	—

Total distributions	(1.53)	(3.13)	(3.37)	(1.98)	(0.68)	(0.17)

Net asset value, end of period	$18.48	$19.93	$18.12	$22.81	$24.54	$18.58

Total return[d]	0.33%	30.54%	(7.18)%	0.88%	36.50%	18.75%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.66%	0.65%	0.63%	0.63%	0.67%

Expenses net of waiver and payments by affiliates	0.64%	0.64% [f]	0.64% [f]	0.63% [f,g]	0.63%	0.67%

Net investment income	1.19%	0.84%	1.04%	0.82%	0.90%	1.70%	[c]

Supplemental data

Net assets, end of period (000’s)	$48,226	$47,831	$45,897	$57,843	$62,408	$40,133

Portfolio turnover rate	11.44%	34.60%	27.05%	19.45%	10.44%	5.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.36	$17.68	$22.32	$24.07	$18.23	$15.53

Income from investment operations[a]:

Net investment income[b]	0.09	0.10	0.16	0.13	0.14	0.24	[c]

Net realized and unrealized gains (losses)	(0.03)	4.66	(1.49)	0.05	6.34	2.59

Total from investment operations	0.06	4.76	(1.33)	0.18	6.48	2.83

Less distributions from:

Net investment income	(0.10)	(0.16)	(0.14)	(0.15)	(0.28)	(0.13)

Net realized gains	(1.38)	(2.92)	(3.17)	(1.78)	(0.36)	—

Total distributions	(1.48)	(3.08)	(3.31)	(1.93)	(0.64)	(0.13)

Net asset value, end of period	$17.94	$19.36	$17.68	$22.32	$24.07	$18.23

Total return[d]	0.20%	30.19%	(7.39)%	0.57%	36.24%	18.39%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.90%	0.91%	0.90%	0.88%	0.88%	0.92%

Expenses net of waiver and payments by affiliates	0.89%	0.89% [f]	0.89% [f]	0.88% [f,g]	0.88%	0.92%

Net investment income	0.94%	0.59%	0.79%	0.57%	0.65%	1.45%	[c]

Supplemental data

Net assets, end of period (000’s)	$1,268,816	$1,366,807	$1,172,173	$1,445,325	$1,606,802	$1,286,573

Portfolio turnover rate	11.44%	34.60%	27.05%	19.45%	10.44%	5.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.74	$17.96	$22.63	$24.37	$18.44	$15.71

Income from investment operations[a]:

Net investment income[b]	0.08	0.09	0.14	0.11	0.12	0.22	[c]

Net realized and unrealized gains (losses)	(0.03)	4.75	(1.52)	0.05	6.42	2.63

Total from investment operations	0.05	4.84	(1.38)	0.16	6.54	2.85

Less distributions from:

Net investment income	(0.09)	(0.14)	(0.12)	(0.12)	(0.25)	(0.12)

Net realized gains	(1.38)	(2.92)	(3.17)	(1.78)	(0.36)	—

Total distributions	(1.47)	(3.06)	(3.29)	(1.90)	(0.61)	(0.12)

Net asset value, end of period	$18.32	$19.74	$17.96	$22.63	$24.37	$18.44

Total return[d]	0.17%	30.12%	(7.52)%	0.48%	36.12%	18.27%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.00%	1.01%	1.00%	0.98%	0.98%	1.02%

Expenses net of waiver and payments by affiliates	0.99%	0.99% [f]	0.99% [f]	0.98% [f,g]	0.98%	1.02%

Net investment income	0.84%	0.49%	0.69%	0.47%	0.55%	1.35%	[c]

Supplemental data

Net assets, end of period (000’s)	$30,988	$32,751	$26,128	$30,452	$35,936	$32,424

Portfolio turnover rate	11.44%	34.60%	27.05%	19.45%	10.44%	5.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Small Cap Value VIP Fund
		Shares	Value

	Common Stocks 96.5%
	Aerospace & Defense 4.8%
	AAR Corp.	1,110,000	$38,583,600
	Cubic Corp.	246,400	11,408,320
a	Esterline Technologies Corp.	154,200	14,618,160

			64,610,080

	Automobiles & Components 2.2%
	Gentex Corp.	36,000	682,920
	LCI Industries	131,800	13,496,320
	Thor Industries Inc.	123,300	12,887,316
	Winnebago Industries Inc.	87,900	3,076,500

			30,143,056

	Banks 14.7%
	Access National Corp.	228,121	6,049,769
	Bryn Mawr Bank Corp.	175,250	7,448,125
	Chemical Financial Corp.	591,154	28,617,765
	Columbia Banking System Inc.	722,100	28,775,685
	First Horizon National Corp.	1,579,037	27,506,824
	First of Long Island Corp.	439,022	12,556,029
	German American Bancorp Inc.	152,723	5,206,327
	Glacier Bancorp Inc.	383,100	14,025,291
	Lakeland Financial Corp.	551,400	25,298,232
	Peoples Bancorp Inc.	248,712	7,991,117
	Pinnacle Financial Partners Inc.	349,802	21,967,566
	TrustCo Bank Corp. NY	684,300	5,303,325
	Washington Trust Bancorp Inc.	134,900	6,954,095

			197,700,150

	Building Products 5.4%
a	Armstrong Flooring Inc.	262,320	4,713,890
a	Gibraltar Industries Inc.	361,200	12,876,780
	Griffon Corp.	290,700	6,380,865
	Insteel Industries Inc.	195,000	6,429,150
	Simpson Manufacturing Co. Inc.	665,000	29,067,150
	Universal Forest Products Inc.	151,700	13,244,927

			72,712,762

	Commercial & Professional Services 2.1%
a	Huron Consulting Group Inc.	92,400	3,991,680
	McGrath RentCorp	452,218	15,660,310
	MSA Safety Inc.	103,713	8,418,384

			28,070,374

	Construction & Engineering 2.2%
	Argan Inc.	19,516	1,170,960
	EMCOR Group Inc.	256,400	16,763,432
	Granite Construction Inc.	240,346	11,594,291

			29,528,683

	Consumer Durables & Apparel 3.4%
	BRP Inc. (Canada)	800,300	23,456,696
	Hooker Furniture Corp.	158,800	6,534,620
	La-Z-Boy Inc.	196,400	6,383,000
a	M/I Homes Inc.	347,700	9,926,835

			46,301,151

Semiannual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Consumer Services 0.4%
	Brinker International Inc.	124,100	$4,728,210

	Electrical Equipment 1.2%
	Encore Wire Corp.	17,600	751,520
	EnerSys	140,710	10,194,440
	Regal Beloit Corp.	68,600	5,594,330

			16,540,290

	Energy 4.4%
a	Energen Corp.	340,507	16,810,831
a	Helix Energy Solutions Group Inc.	30,800	173,712
a	Hunting PLC (United Kingdom)	2,349,039	14,925,416
a	Natural Gas Services Group Inc.	145,100	3,605,735
a	Oil States International Inc.	492,500	13,371,375
a	Rowan Cos. PLC	192,016	1,966,244
a	Unit Corp.	434,715	8,142,212

			58,995,525

	Food, Beverage & Tobacco 4.8%
	AGT Food and Ingredients Inc. (Canada)	170,500	3,062,331
	Dairy Crest Group PLC (United Kingdom)	1,370,000	10,689,116
	GrainCorp Ltd. (Australia)	408,300	2,972,643
a	Landec Corp.	848,600	12,601,710
	Maple Leaf Foods Inc. (Canada)	1,422,800	35,939,106

			65,264,906

	Health Care Equipment & Services 4.0%
	Hill-Rom Holdings Inc.	352,600	28,070,486
	STERIS PLC	313,100	25,517,650

			53,588,136

	Industrial Conglomerates 0.9%
	Carlisle Cos. Inc.	123,600	11,791,440

	Insurance 6.6%
	Arthur J. Gallagher & Co.	147,400	8,438,650
	Aspen Insurance Holdings Ltd.	389,600	19,421,560
	The Hanover Insurance Group Inc.	199,100	17,646,233
	Horace Mann Educators Corp.	293,100	11,079,180
	Old Republic International Corp.	763,300	14,907,249
	Validus Holdings Ltd.	346,300	17,997,211

			89,490,083

	Machinery 7.3%
	Astec Industries Inc.	198,100	10,996,531
	Federal Signal Corp.	417,100	7,240,856
	Franklin Electric Co. Inc.	64,514	2,670,880
	Hillenbrand Inc.	79,200	2,859,120
	Kennametal Inc.	356,800	13,351,456
	Lindsay Corp.	55,300	4,935,525
a	The Manitowoc Co. Inc.	976,700	5,869,967
	Mueller Industries Inc.	449,900	13,699,455
	Mueller Water Products Inc., A	2,089,700	24,407,696
	Titan International Inc.	872,000	10,472,720
	Watts Water Technologies Inc., A	40,700	2,572,240

			99,076,446

FSV-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Materials 5.9%
	A Schulman Inc.	13,866	$443,712
	AptarGroup Inc.	65,000	5,645,900
a	Detour Gold Corp. (Canada)	776,900	9,098,748
	H.B. Fuller Co.	52,200	2,667,942
a	Ingevity Corp.	168,200	9,654,680
	Minerals Technologies Inc.	45,600	3,337,920
	OceanaGold Corp. (Australia)	2,985,200	9,005,232
	Reliance Steel & Aluminum Co.	47,400	3,451,194
	Sensient Technologies Corp.	424,300	34,168,879
	Stepan Co.	18,300	1,594,662

			79,068,869

	Pharmaceuticals, Biotechnology & Life Sciences 1.9%
	Gerresheimer AG (Germany)	326,200	26,242,355

	Real Estate 6.3%
	Brandywine Realty Trust	1,359,300	23,828,529
	Highwoods Properties Inc.	128,900	6,536,519
	LTC Properties Inc.	689,800	35,448,822
	Sunstone Hotel Investors Inc.	1,223,800	19,727,656

			85,541,526

	Retailing 0.8%
	Caleres Inc.	308,200	8,561,796
	The Finish Line Inc., A	184,300	2,611,531

			11,173,327

	Semiconductors & Semiconductor Equipment 5.4%
	Cohu Inc.	642,800	10,117,672
a	Kulicke and Soffa Industries Inc. (Singapore)	633,100	12,041,562
	MKS Instruments Inc.	321,200	21,616,760
a	Photronics Inc.	1,000,800	9,407,520
	Versum Materials Inc.	621,238	20,190,235

			73,373,749

	Technology Hardware & Equipment 3.6%
a	NetScout Systems Inc.	574,100	19,749,040
a	Plexus Corp.	65,400	3,438,078
a	Rogers Corp.	61,500	6,680,130
a	Zebra Technologies Corp., A	185,500	18,646,460

			48,513,708

	Telecommunication Services 0.9%
a	ORBCOMM Inc.	1,042,000	11,774,600

	Transportation 2.9%
a	SAIA Inc.	384,000	19,699,200
a	Spirit Airlines Inc.	370,900	19,156,985

			38,856,185

	Utilities 4.4%
	Connecticut Water Service Inc.	47,200	2,620,072
	IDACORP Inc.	336,289	28,702,266
	Spire Inc.	392,500	27,376,875

			58,699,213

	Total Common Stocks (Cost $931,586,142)		1,301,784,824

Semiannual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Principal Amount	Value

	Corporate Bonds 0.9%
	Energy 0.7%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$9,632,000	$9,270,800

	Machinery 0.2%
	Mueller Industries Inc., 6.00%, 3/01/27	2,378,000	2,449,340

	Total Corporate Bonds (Cost $11,573,506)		11,720,140

	Total Investments before Short Term Investments (Cost $943,159,648)		1,313,504,964

		Shares
	Short Term Investments (Cost $42,774,480) 3.2%
	Money Market Funds 3.2%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	42,774,480	42,774,480

	Total Investments (Cost $985,934,128) 100.6%		1,356,279,444
	Other Assets, less Liabilities (0.6)%		(8,248,381)

	Net Assets 100.0%		$1,348,031,063

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

FSV-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$943,159,648
Cost - Non-controlled affiliates (Note 3e)	42,774,480

Total cost of investments	$985,934,128

Value - Unaffiliated issuers	$1,313,504,964
Value - Non-controlled affiliates (Note 3e)	42,774,480

Total value of investments	1,356,279,444
Cash	102,344
Receivables:
Investment securities sold	3,645,987
Capital shares sold	109,954
Dividends and interest	1,026,413
Other assets	937

Total assets	1,361,165,079

Liabilities:
Payables:
Investment securities purchased	10,587,830
Capital shares redeemed	1,119,991
Management fees	689,898
Distribution fees	555,825
Accrued expenses and other liabilities	180,472

Total liabilities	13,134,016

Net assets, at value	$1,348,031,063

Net assets consist of:
Paid-in capital	$904,716,052
Undistributed net investment income	7,322,593
Net unrealized appreciation (depreciation)	370,349,134
Accumulated net realized gain (loss)	65,643,284

Net assets, at value	$1,348,031,063

Class 1:
Net assets, at value	$48,226,475

Shares outstanding	2,609,617

Net asset value and maximum offering price per share	$18.48

Class 2:
Net assets, at value	$1,268,816,492

Shares outstanding	70,745,150

Net asset value and maximum offering price per share	$17.94

Class 4:
Net assets, at value	$30,988,096

Shares outstanding	1,691,513

Net asset value and maximum offering price per share	$18.32

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Small Cap Value VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$12,216,761
Non-controlled affiliates (Note 3e)	56,409
Interest	407,962

Total investment income	12,681,132

Expenses:
Management fees (Note 3a)	4,323,837
Distribution fees: (Note 3c)
Class 2.	1,632,087
Class 4.	54,971
Custodian fees (Note 4)	11,091
Reports to shareholders.	145,480
Professional fees.	31,122
Trustees’ fees and expenses	3,021
Other	16,029

Total expenses	6,217,638
Expenses waived/paid by affiliates	(65,396)

Net expenses	6,152,242

Net investment income	6,528,890

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	66,429,171
Realized gain distributions from REITs	737,835
Foreign currency transactions	11,336

Net realized gain (loss)	67,178,342

Net change in unrealized appreciation (depreciation) on:
Investments	(70,866,113)
Translation of other assets and liabilities denominated in foreign currencies	9,136

Net change in unrealized appreciation (depreciation)	(70,856,977)

Net realized and unrealized gain (loss)	(3,678,635)

Net increase (decrease) in net assets resulting from operations	$2,850,255

FSV-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$6,528,890	$7,749,254
Net realized gain (loss)	67,178,342	96,362,922
Net change in unrealized appreciation (depreciation)	(70,856,977)	243,787,716

Net increase (decrease) in net assets resulting from operations	2,850,255	347,899,892

Distributions to shareholders from:
Net investment income:
Class 1	(357,335)	(515,097)
Class 2	(6,657,162)	(10,103,275)
Class 4	(135,525)	(189,568)
Net realized gains:
Class 1	(3,344,065)	(7,134,342)
Class 2	(91,049,189)	(185,669,944)
Class 4	(2,178,641)	(4,020,473)

Total distributions to shareholders	(103,721,917)	(207,632,699)

Capital share transactions: (Note 2)
Class 1	3,927,170	(2,877,866)
Class 2	(2,885,923)	62,430,130
Class 4	473,137	3,371,117

Total capital share transactions	1,514,384	62,923,381

Net increase (decrease) in net assets	(99,357,278)	203,190,574
Net assets:
Beginning of period	1,447,388,341	1,244,197,767

End of period	$1,348,031,063	$1,447,388,341

Undistributed net investment income included in net assets:
End of period	$7,322,593	$7,943,725

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

FSV-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

Semiannual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSV-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	211,530	$4,187,580	219,629	$4,034,514
Shares issued in reinvestment of distributions	198,148	3,701,400	456,683	7,649,439
Shares redeemed	(200,291)	(3,961,810)	(809,509)	(14,561,819)

Net increase (decrease)	209,387	$3,927,170	(133,197)	$(2,877,866)

Class 2 Shares:
Shares sold	2,499,606	$48,225,645	7,124,811	$128,912,250
Shares issued in reinvestment of distributions	5,389,209	97,706,351	12,018,000	195,773,219
Shares redeemed	(7,735,893)	(148,817,919)	(14,862,137)	(262,255,339)

Net increase (decrease)	152,922	$(2,885,923)	4,280,674	$62,430,130

Class 4 Shares:
Shares sold	143,557	$2,797,259	330,960	$6,027,880
Shares issued in reinvestment of distributions	124,955	2,314,166	253,312	4,210,041
Shares redeemed	(236,045)	(4,638,288)	(379,696)	(6,866,804)

Net increase (decrease)	32,467	$473,137	204,576	$3,371,117

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.624% of the Fund’s average daily net assets.

Semiannual Report	FSV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1,2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	46,387,989	136,046,736	(139,660,245)	42,774,480	$42,774,480	$56,409	$—	0.2%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, there were no credits earned.

5. Income Taxes

At June 30, 2017, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$986,727,494

Unrealized appreciation	$387,354,772
Unrealized depreciation	(17,802,822)

Net unrealized appreciation (depreciation)	$369,551,950

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $155,821,934 and $245,184,980, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

8. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,301,784,824	$—	$—	$1,301,784,824
Corporate Bonds	—	11,720,140	—	11,720,140
Short Term Investments	42,774,480	—	—	42,774,480

Total Investments in Securities	$1,344,559,304	$11,720,140	$—	$1,356,279,444

aFor detailed categories, see the accompanying Statement of Investments.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Small-Mid Cap Growth VIP Fund

This semiannual report for Franklin Small-Mid Cap Growth VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +10.86% total return* for the six-month period ended June 30, 2017.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a +11.40% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +9.34% total return for the same period.2

*Includes common and preferred stocks.

Economic and Market Overview

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.3 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period.

The U.S. Federal Reserve (Fed), at its March meeting, increased the federal funds target rate from 0.50%–0.75% to

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

0.75%–1.00%. The Fed again increased its target range by a quarter point to 1.00%–1.25% at its June meeting. The Fed made both of these increases amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the victory of Emmanuel Macron as France’s President also helped U.S. equities. However, concerns about the terms of the U.K.’s exit from the European Union (also known as “Brexit”), uncertainty about President Trump’s ability to implement reforms, and geopolitical tensions in the Middle East and the Korean peninsula curbed market sentiment. The broad U.S. stock market, as measured by the S&P 500, generated a +9.34% total return for the period.2

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, most sectors represented in the Fund’s portfolio had positive returns and contributed to absolute performance. Relative to the Fund’s narrow benchmark, the Russell MidCap Growth® Index, key contributors included stock selection in the information technology (IT), consumer staples and real estate sectors.

Top 10 Holdings
6/30/17
Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrials	2.3%
Equinix Inc. Real Estate	1.9%
Edwards Lifesciences Corp. Health Care	1.6%
Axalta Coating Systems Ltd. Materials	1.5%
Newell Brands Inc. Consumer Discretionary	1.5%
Vantiv Inc. Information Technology	1.5%
ServiceNow Inc. Information Technology	1.5%
2U Inc. Information Technology	1.4%
Martin Marietta Materials Inc. Materials	1.4%
Pinnacle Foods Inc. Consumer Staples	1.3%

In IT, positions in 2U,4 a provider of cloud-based software-as-a-service solutions for non-profit colleges and universities, and CoStar Group, a commercial real estate information company, contributed to the Fund’s relative performance. Since the start of the year, 2U has announced several new domestic graduate degree programs and disclosed its program launch schedule through 2020, which we believe can lead to significant revenue growth in coming years. CoStar Group’s stock rose amid favorable growth and profit margin expansion.

In the consumer staples and real estate sectors, contributors included food and beverage company TreeHouse Foods5 and real estate investment trust (REIT) SBA Communications, respectively. TreeHouse performed well as demand trends for private-label products picked up during the first half of the year. Shares of SBA, which operates wireless telecommunications infrastructure, rebounded after underperforming with the REIT sector after the U.S. presidential election in November 2016. Fundamentally, industry growth seems to be accelerating as carriers look to deploy many spectrum bands that were recently acquired or won.

4. Not part of the index.

5. No longer held by period-end.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Other notable contributors to the Fund’s relative performance included industrial goods manufacturer Roper Technologies and homebuilder NVR. Shares of Roper Technologies rose after the company reported better-than-estimated fourth-quarter 2016 and first-quarter 2017 revenue and earnings per share. In our view, Roper could potentially benefit as investors see a general improvement in economic activity. NVR’s shares performed well as the company reported stronger-than-expected earnings results and management stated robust order rates, indicating continued growth. Further supporting investor sentiment were fairly low interest rates and strong housing demand.

In contrast, key detractors from the Fund’s relative performance included stock selection in the health care sector and an overweighted position in the energy sector. Security selection in the industrials and consumer discretionary sectors also hampered relative results.

Notable detractors in health care included an underweighted position in genome sequencing company Illumina. Its shares performed well during the period and contributed to absolute performance, but our underweighted position dampened relative results.

In industrials, industrial products distributor HD Supply Holdings5 and commercial data and analytics provider Dun & Bradstreet detracted from results. HD Supply’s recent results missed investor expectations for the third time in a year. Shares of Dun & Bradstreet fell, as the company received notification that Salesforce.com will no longer provide sales support for new Data.com subscriptions beginning in mid-2017, which in our view will likely lead to a modest revenue headwind.

Detractors in the consumer discretionary sector included theater operator IMAX4 and sporting goods retailer Dick’s Sporting Goods. Shares of IMAX struggled during the period as the domestic summer box office has been disappointing relative to initial expectations, driven mostly by poorly reviewed films and franchise fatigue. Softer in-store traffic trends at Dick’s Sporting Goods has led to more sales promotions, which pressured profit margin.

Elsewhere, oilfield services provider Superior Energy Services detracted from the Fund’s relative performance.4 Its share price declined as crude oil prices fell during the period, leading to investor concerns that there will be less demand for Superior’s oil exploration and production services.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,108.60	$6.22		$1,018.89	$5.96		1.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015		2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.77	$19.09	$24.95		$28.38	$21.87	$21.19

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.03)	—	[c,d]	(0.07)	(0.09)	(0.01)[e]

Net realized and unrealized gains (losses)	1.99	0.77	(0.03)		2.04	8.19	2.27

Total from investment operations	1.97	0.74	(0.03)		1.97	8.10	2.26

Less distributions from net realized gains	(1.76)	(2.06)	(5.83)		(5.40)	(1.59)	(1.58)

Net asset value, end of period	$17.98	$17.77	$19.09		$24.95	$28.38	$21.87

Total return[f]	11.06%	4.40%	(2.44)%		7.78%	38.50%	11.12%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.85%	0.84%	0.81%		0.80%	0.80%	0.80%

Expenses net of waiver and payments by affiliates	0.84% [h]	0.82% [h]	0.81%	[i]	0.80%[i]	0.80% [h]	0.80%

Net investment income (loss)	(0.22)%	(0.16)%	0.01%	[d]	(0.29)%	(0.35)%	(0.03)% [e]

Supplemental data

Net assets, end of period (000’s)	$34,414	$31,756	$87,866		$99,803	$98,020	$75,977

Portfolio turnover rate	20.97%	32.23%[j]	37.85%		48.73%	42.77%	41.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.16)%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016		2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.27	$17.69		$23.56	$27.16	$21.04	$20.49

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.07)		(0.05)[c]	(0.13)	(0.14)	(0.06)[d]

Net realized and unrealized gains (losses)	1.82	0.71		0.01	1.93	7.85	2.19

Total from investment operations	1.78	0.64		(0.04)	1.80	7.71	2.13

Less distributions from net realized gains	(1.76)	(2.06)		(5.83)	(5.40)	(1.59)	(1.58)

Net asset value, end of period	$16.29	$16.27		$17.69	$23.56	$27.16	$21.04

Total return[e]	10.91%	4.17%		(2.66)%	7.47%	38.15%	10.85%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.10%	1.09%		1.06%	1.05%	1.05%	1.05%

Expenses net of waiver and payments by affiliates	1.09% [g]	1.07%	[g]	1.06% [h]	1.05% [h]	1.05% [g]	1.05%

Net investment income (loss)	(0.47)%	(0.41)%		(0.24)% [c]	(0.54)%	(0.60)%	(0.28)% [d]

Supplemental data

Net assets, end of period (000’s)	$406,630	$392,777		$478,649	$582,772	$660,806	$670,193

Portfolio turnover rate	20.97%	32.23%	[i]	37.85%	48.73%	42.77%	41.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.41)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016		2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.81	$18.23		$24.14	$27.72	$21.47	$20.90

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.09)		(0.07)[c]	(0.16)	(0.17)	(0.09)[d]

Net realized and unrealized gains (losses)	1.88	0.73		(0.01)	1.98	8.01	2.24

Total from investment operations	1.83	0.64		(0.08)	1.82	7.84	2.15

Less distributions from net realized gains	(1.76)	(2.06)		(5.83)	(5.40)	(1.59)	(1.58)

Net asset value, end of period	$16.88	$16.81		$18.23	$24.14	$27.72	$21.47

Total return[e]	10.86%	4.04%		(2.77)%	7.39%	37.99%	10.79%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.20%	1.19%		1.16%	1.15%	1.15%	1.15%

Expenses net of waiver and payments by affiliates	1.19% [g]	1.17%	[g]	1.16% [h]	1.15% [h]	1.15% [g]	1.15%

Net investment income (loss)	(0.57)%	(0.51)%		(0.34)% [c]	(0.64)%	(0.70)%	(0.38)% [d]

Supplemental data

Net assets, end of period (000’s)	$15,219	$13,825		$15,105	$16,384	$19,132	$12,000

Portfolio turnover rate	20.97%	32.23%	[i]	37.85%	48.73%	42.77%	41.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.51)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value

	Common Stocks 93.5%
	Consumer Discretionary 16.2%
a	Burlington Stores Inc.	23,500	$2,161,765
	Delphi Automotive PLC	67,377	5,905,594
	Dick’s Sporting Goods Inc.	51,542	2,052,918
a	Dollar Tree Inc.	66,811	4,671,425
	Dominos Pizza Inc.	15,000	3,172,950
	Expedia Inc.	38,000	5,660,100
a	Global Eagle Entertainment Inc.	87,868	312,810
a	Grand Canyon Education Inc.	63,357	4,967,822
	Hanesbrands Inc.	48,207	1,116,474
a	IMAX Corp.	126,588	2,784,936
	L Brands Inc.	43,288	2,332,790
a	Laureate Education Inc., A	81,000	1,419,930
a	Liberty Broadband Corp., C	55,150	4,784,263
	Marriott International Inc., A	50,267	5,042,283
	Newell Brands Inc.	125,944	6,753,117
a	Norwegian Cruise Line Holdings Ltd.	73,178	3,972,834
a	NVR Inc.	2,382	5,742,073
a	O’Reilly Automotive Inc.	14,707	3,217,009
	Ross Stores Inc.	59,485	3,434,069
	Thor Industries Inc.	14,700	1,536,444
	Tractor Supply Co.	49,137	2,663,717

			73,705,323

	Consumer Staples 5.2%
	Church & Dwight Co. Inc.	92,300	4,788,523
a	Hostess Brands Inc., A	147,200	2,369,920
	Molson Coors Brewing Co., B	33,000	2,849,220
a	Monster Beverage Corp.	69,416	3,448,587
	Pinnacle Foods Inc.	101,494	6,028,744
a	Post Holdings Inc.	56,639	4,398,018

			23,883,012

	Energy 2.6%
	Cabot Oil & Gas Corp., A	153,649	3,853,517
a	Jagged Peak Energy Inc.	221,000	2,950,350
	Noble Energy Inc.	83,207	2,354,758
b	RPC Inc.	46,700	943,807
a	Superior Energy Services Inc.	185,061	1,930,186

			12,032,618

	Financials 6.6%
	Affiliated Managers Group Inc.	28,586	4,741,274
	Arthur J. Gallagher & Co.	85,108	4,872,433
	CBOE Holdings Inc.	5,200	475,280
	Lazard Ltd., A	36,037	1,669,594
	MarketAxess Holdings Inc.	18,696	3,759,765
	Moody’s Corp.	23,809	2,897,079
a	Signature Bank	29,079	4,173,709
a	SVB Financial Group	21,578	3,793,197
	Willis Towers Watson PLC	24,000	3,491,040

			29,873,371

Semiannual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Health Care 13.5%
a	Acadia Pharmaceuticals Inc.	41,773	$1,165,049
a	BioMarin Pharmaceutical Inc.	20,408	1,853,455
a	Cerner Corp.	47,995	3,190,228
	The Cooper Cos. Inc.	15,972	3,824,016
a	DaVita Inc.	63,392	4,105,266
a	DexCom Inc.	37,688	2,756,877
a	Edwards Lifesciences Corp.	61,121	7,226,947
a,b	Heron Therapeutics Inc.	68,230	944,985
a	Hologic Inc.	103,567	4,699,870
a	Illumina Inc.	24,600	4,268,592
a	Incyte Corp.	30,169	3,798,579
a	Insulet Corp.	37,288	1,913,247
a	iRhythm Technologies Inc.	24,900	1,058,001
a	Jazz Pharmaceuticals PLC	11,600	1,803,800
a	Mednax Inc.	20,703	1,249,840
a	Mettler-Toledo International Inc.	10,055	5,917,770
a	Neurocrine Biosciences Inc.	27,444	1,262,424
a	Nevro Corp.	28,181	2,097,512
a	Penumbra Inc.	21,648	1,899,612
a	Revance Therapeutics Inc.	44,372	1,171,421
a	Tesaro Inc.	12,924	1,807,551
a	Waters Corp.	20,500	3,768,720

			61,783,762

	Industrials 15.7%
	Acuity Brands Inc.	17,707	3,599,479
	Alaska Air Group Inc.	15,600	1,400,256
	Allegiant Travel Co.	7,726	1,047,646
	BWX Technologies Inc.	33,800	1,647,750
	Dun & Bradstreet Corp.	32,442	3,508,602
	Equifax Inc.	18,900	2,597,238
	Fortive Corp.	46,800	2,964,780
a	Gardner Denver Holdings Inc.	76,900	1,661,809
a	Genesee & Wyoming Inc.	39,816	2,723,016
	Hexcel Corp.	97,234	5,132,983
	IDEX Corp.	20,200	2,282,802
a	IHS Markit Ltd.	115,315	5,078,473
	J.B. Hunt Transport Services Inc.	36,846	3,366,987
	Robert Half International Inc.	38,888	1,863,902
	Rockwell Automation Inc.	36,400	5,895,344
	Roper Technologies Inc.	46,343	10,729,795
	Stanley Black & Decker Inc.	26,996	3,799,147
	Textron Inc.	56,700	2,670,570
a	Univar Inc.	83,000	2,423,600
a	Verisk Analytics Inc.	52,361	4,417,697
a	WABCO Holdings Inc.	22,400	2,856,224

			71,668,100

	Information Technology 24.9%
a	2U Inc.	133,879	6,281,603
a	Alarm.com Holdings Inc.	52,696	1,982,950
	Alliance Data Systems Corp.	10,266	2,635,180
	Amphenol Corp., A	46,200	3,410,484

FSC-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Information Technology (continued)
	Analog Devices Inc.	52,391	$4,076,020
a	ANSYS Inc.	19,669	2,393,324
a	Atlassian Corp. PLC (Australia)	75,082	2,641,385
a	Autodesk Inc.	55,000	5,545,100
a	Bottomline Technologies (de) Inc.	61,419	1,577,854
a	Cavium Inc.	32,000	1,988,160
	Cognex Corp.	64,148	5,446,165
a	CoStar Group Inc.	19,635	5,175,786
	CSRA Inc.	147,455	4,681,696
	Fidelity National Information Services Inc.	64,282	5,489,683
a	FleetCor Technologies Inc.	23,995	3,460,319
a	GoDaddy Inc., A	127,917	5,426,239
a	Inphi Corp.	61,000	2,092,300
a	Integrated Device Technology Inc.	78,440	2,022,968
a	IPG Photonics Corp.	2,000	290,200
	KLA-Tencor Corp.	38,287	3,503,643
	Lam Research Corp.	30,116	4,259,306
	Microchip Technology Inc.	59,327	4,578,858
	Monolithic Power Systems	21,000	2,024,400
a	Palo Alto Networks Inc.	34,998	4,683,082
a	Proofpoint Inc.	27,124	2,355,177
a	Q2 Holdings Inc.	19,696	727,767
a	ServiceNow Inc.	62,537	6,628,922
a	Square Inc., A	72,500	1,700,850
a	Vantiv Inc., A	104,934	6,646,520
a,b	ViaSat Inc.	51,366	3,400,429
a	Workday Inc., A	41,143	3,990,871
a	Zendesk Inc.	90,500	2,514,090

			113,631,331

	Materials 4.4%
a	Axalta Coating Systems Ltd.	219,007	7,016,984
a	Ingevity Corp.	59,121	3,393,546
	International Flavors & Fragrances Inc.	25,500	3,442,500
	Martin Marietta Materials Inc.	28,191	6,274,753

			20,127,783

	Real Estate 4.4%
	American Campus Communities Inc.	43,000	2,033,900
a	CBRE Group Inc.	93,321	3,396,885
	Equinix Inc.	20,553	8,820,526
a	SBA Communications Corp., A	42,757	5,767,919

			20,019,230

	Total Common Stocks (Cost $308,839,532)		426,724,530

	Preferred Stocks 0.4%
	Consumer Discretionary 0.4%
a,c	DraftKings Inc., pfd., D	115,528	383,147
a,c	DraftKings Inc., pfd., D-1	284,105	1,295,720

	Total Preferred Stocks (Cost $2,800,003)		1,678,867

	Total Investments before Short Term Investments (Cost $311,639,535)		428,403,397

Semiannual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Short Term Investments 7.1%
	Money Market Funds (Cost $30,349,988) 6.6%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	30,349,988	$30,349,988

f	Investments from Cash Collateral Received for Loaned Securities (Cost $2,297,750) 0.5%
	Money Market Funds 0.5%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	2,297,750	2,297,750

	Total Investments (Cost $344,287,273) 101.0%		461,051,135
	Other Assets, less Liabilities (1.0)%		(4,787,450)

	Net Assets 100.0%		$456,263,685

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2017. See Note 1(c).

cSee Note 7 regarding restricted securities.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day yield at period end.

fSee Note 1(c) regarding securities on loan.

FSC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$311,639,535
Cost - Non-controlled affiliates (Note 3e)	32,647,738

Total cost of investments	$344,287,273

Value - Unaffiliated issuers	$428,403,397
Value - Non-controlled affiliates (Note 3e)	32,647,738

Total value of investments (includes securities loaned in the amount of $2,752,190)	461,051,135
Receivables:
Investment securities sold	5,051,555
Capital shares sold	213,261
Dividends and interest	84,525
Due from custodian	530,400
Other assets	294

Total assets	466,931,170

Liabilities:
Payables:
Investment securities purchased	6,837,956
Capital shares redeemed.	400,633
Management fees	297,801
Distribution fees	180,287
Trustees’ fees and expenses	157
Payable upon return of securities loaned	2,828,150
Accrued expenses and other liabilities	122,501

Total liabilities.	10,667,485

Net assets, at value	$456,263,685

Net assets consist of:
Paid-in capital	$317,456,236
Undistributed net investment income (loss)	(1,015,846)
Net unrealized appreciation (depreciation)	116,763,862
Accumulated net realized gain (loss)	23,059,433

Net assets, at value	$456,263,685

Class 1:
Net assets, at value	$34,414,305

Shares outstanding	1,913,864

Net asset value and maximum offering price per share	$17.98

Class 2:
Net assets, at value	$406,630,468

Shares outstanding	24,967,195

Net asset value and maximum offering price per share	$16.29

Class 4:
Net assets, at value	$15,218,912

Shares outstanding	901,638

Net asset value and maximum offering price per share	$16.88

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,378,895
Non-controlled affiliates (Note 3e)	19,930
Income from securities loaned (net of fees and rebates)	9,164

Total investment income	1,407,989

Expenses:
Management fees (Note 3a)	1,807,718
Distribution fees: (Note 3c)
Class 2	503,367
Class 4	25,717
Custodian fees (Note 4)	1,871
Reports to shareholders	79,407
Professional fees	21,942
Trustees’ fees and expenses	1,230
Other	7,376

Total expenses	2,448,628
Expense reductions (Note 4)	(60)
Expenses waived/paid by affiliates (Note 3e)	(24,733)

Net expenses	2,423,835

Net investment income (loss)	(1,015,846)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	23,548,425
Foreign currency transactions	290

Net realized gain (loss)	23,548,715

Net change in unrealized appreciation (depreciation) on investments	24,332,081

Net realized and unrealized gain (loss)	47,880,796

Net increase (decrease) in net assets resulting from operations	$46,864,950

FSC-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,015,846)	$(1,996,016)
Net realized gain (loss)	23,548,715	66,637,011
Net change in unrealized appreciation (depreciation)	24,332,081	(44,367,102)

Net increase (decrease) in net assets resulting from operations	46,864,950	20,273,893

Distributions to shareholders from:
Net realized gains:
Class 1	(3,085,657)	(8,833,462)
Class 2	(39,960,537)	(52,547,749)
Class 4	(1,450,459)	(1,581,894)

Total distributions to shareholders	(44,496,653)	(62,963,105)

Capital share transactions: (Note 2)
Class 1	2,275,016	(50,265,073)
Class 2	11,913,760	(50,062,313)
Class 4	1,348,827	(245,962)

Total capital share transactions	15,537,603	(100,573,348)

Net increase (decrease) in net assets	17,905,900	(143,262,560)
Net assets:
Beginning of period	438,357,785	581,620,345

End of period	$456,263,685	$438,357,785

Undistributed net investment income (loss) included in net assets:
End of period	$(1,015,846)	$—

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2017, 45.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at

4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

FSC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or uninvested cash as included in due from custodian in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

Semiannual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	55,138	$1,054,408	134,053	$2,403,127
Shares issued in reinvestment of distributions	170,856	3,085,657	521,763	8,833,462
Shares redeemed in-kind	—	—	(2,772,844)	(48,919,064)
Shares redeemed	(98,737)	(1,865,049)	(698,942)	(12,582,598)

Net increase (decrease)	127,257	$2,275,016	(2,815,970)	$(50,265,073)

Class 2 Shares:
Shares sold	383,661	$6,580,343	1,837,505	$30,239,284
Shares issued in reinvestment of distributions	2,442,575	39,960,537	3,385,809	52,547,749
Shares redeemed in-kind	—	—	(3,221,857)	(52,049,416)
Shares redeemed	(2,003,656)	(34,627,120)	(4,916,789)	(80,799,930)

Net increase (decrease)	822,580	$11,913,760	(2,915,332)	$(50,062,313)

Class 4 Shares:
Shares sold	84,591	$1,514,880	147,333	$2,490,349
Shares issued in reinvestment of distributions	85,574	1,450,459	98,560	1,581,894
Shares redeemed	(90,889)	(1,616,512)	(252,259)	(4,318,205)

Net increase (decrease)	79,276	$1,348,827	(6,366)	$(245,962)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.800% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	19,269,553	83,204,860	(69,826,675)	32,647,738	$32,647,738	$19,930	$—	0.2%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$344,762,541

Unrealized appreciation	$126,464,980
Unrealized depreciation	(10,176,386)

Net unrealized appreciation (depreciation)	$116,288,594

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $92,162,896 and $136,647,017, respectively.

At June 30, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $2,828,150 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
115,528	DraftKings Inc., pfd., D	8/07/15	$622,222	$383,147
284,105	DraftKings Inc., pfd., D-1	8/07/15	2,177,781	1,295,720

	Total Restricted Securities (Value is 0.4% of Net Assets)		$2,800,003	$1,678,867

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $22,002,600 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$73,705,323	$—	$1,678,867	$75,384,190
All Other Equity Investments[b]	353,019,207	—	—	353,019,207
Short Term Investments	32,647,738	—	—	32,647,738

Total Investments in Securities	$459,372,268	$—	$1,678,867	$461,051,135

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Strategic Income VIP Fund

This semiannual report for Franklin Strategic Income VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +2.95% total return* for the six-month period ended June 30, 2017.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, delivered a +2.27% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, produced a +3.60% return.2

Economic and Market Overview

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.3 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period.

The U.S. Federal Reserve (Fed), at its March meeting, increased the federal funds target rate from 0.50%–0.75% to 0.75%–1.00%. The Fed again increased its target range by a quarter point to 1.00%–1.25% at its June meeting. The Fed made both of these increases amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. It increased early during the period amid expectations of rate hikes by the Fed and upbeat economic data. During the latter part of the period, U.S. political uncertainty and geopolitical tensions in the Middle East and the Korean peninsula resulted in a decline in the yield. However, in June, the yield rose again due to renewed optimism for improvement in economic growth. Overall, the U.S. Treasury yield fell from 2.45% on December 30, 2016, to 2.31% at period-end.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN STRATEGIC INCOME VIP FUND

markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate-or credit-related derivative instruments.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets. During the period, we maintained large allocations to credit-sensitive sector securities, primarily noninvestment-grade corporate credit, with a smaller exposure to investment-grade corporate bonds. The Fund also held positions in select non-U.S. dollar global government bonds. Additionally, the Fund sought to maintain a relatively low sensitivity to U.S. interest rates.

The Fund’s non-U.S. dollar yield curve positioning posted strong positive returns and delivered positive absolute performance. The Fund’s exposure to corporate credit provided a significant boost to absolute performance, led by senior-secured floating-rate bank loans, while investment-grade corporate bond, high-yield corporate bonds and collateralized loan obligations also benefited returns. In addition, performance was supported by our exposures to non-agency residential mortgage-backed securities, currency positions and commercial mortgage-backed securities.

In contrast, our non-US dollar denominated emerging-market debt, and Treasury-Inflation Protected-Securities also weighed on returns.

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, primarily as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Portfolio Composition*
Based on Total Net Assets
	6/30/17	12/31/16
High-Yield Corporate Bonds	27.5%	25.6%
Investment-Grade Corporate Bonds	17.2%	16.9%
Floating-Rate Loans	16.1%	16.4%
Agency Mortgage-Backed Securities	9.5%	9.9%
U.S. Treasury Securities	7.5%	5.4%
International Government & Agency Bonds	7.2%	7.9%
Collateralized Loan Obligations	3.8%	3.9%
Residential Mortgage-Backed Securities	3.4%	1.6%
Other	3.3%	4.1%
Commercial Mortgage-Backed Securities	2.9%	2.1%
Asset-Backed Securities	2.1%	2.1%
Municipal Bonds	1.8%	1.9%
Short-Term Investments & Other Net Assets	-2.3%	2.3%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The composition may not match the Statements of Investments (SOI).

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain financial assets and/or to hedge against credit risk.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,029.50	$4.83		$1,020.03	$4.81		0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.01	$10.55	$11.90	$12.64	$13.17	$12.55

Income from investment operations[a]:

Net investment income[b]	0.23	0.48	0.53	0.54	0.59	0.65

Net realized and unrealized gains (losses)	0.12	0.37	(0.91)	(0.25)	(0.15)	0.92

Total from investment operations	0.35	0.85	(0.38)	0.29	0.44	1.57

Less distributions from:

Net investment income and net foreign currency gains	(0.35)	(0.39)	(0.77)	(0.78)	(0.80)	(0.93)

Net realized gains	—	—	(0.20)	(0.25)	(0.17)	(0.02)

Total distributions	(0.35)	(0.39)	(0.97)	(1.03)	(0.97)	(0.95)

Net asset value, end of period	$11.01	$11.01	$10.55	$11.90	$12.64	$13.17

Total return[c]	3.14%	8.25%	(3.62)%	2.12%	3.52%	13.12%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.67%	0.67%	0.63%	0.63%	0.60%	0.58%

Expenses net of waiver and payments by affiliates	0.61% [e]	0.60% [e]	0.62% [e]	0.62% [e]	0.60% [e]	0.58%

Net investment income	4.07%	4.42%	4.71%	4.34%	4.58%	5.04%

Supplemental data

Net assets, end of period (000’s)	$379,253	$396,170	$441,658	$574,850	$705,493	$1,019,537

Portfolio turnover rate	54.68%	128.51%	85.85%	55.64%	48.06%	49.98%

Portfolio turnover rate excluding mortgage dollar rolls[f]	25.39%	77.93%	51.47%	48.86%	47.01%	48.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.64	$10.21	$11.55	$12.30	$12.84	$12.27

Income from investment operations[a]:

Net investment income[b]	0.21	0.43	0.49	0.49	0.54	0.60

Net realized and unrealized gains (losses)	0.11	0.36	(0.89)	(0.24)	(0.13)	0.89

Total from investment operations	0.32	0.79	(0.40)	0.25	0.41	1.49

Less distributions from:

Net investment income and net foreign currency gains	(0.32)	(0.36)	(0.74)	(0.75)	(0.78)	(0.90)

Net realized gains	—	—	(0.20)	(0.25)	(0.17)	(0.02)

Total distributions	(0.32)	(0.36)	(0.94)	(1.00)	(0.95)	(0.92)

Net asset value, end of period	$10.64	$10.64	$10.21	$11.55	$12.30	$12.84

Total return[c]	3.01%	7.94%	(3.87)%	1.86%	3.32%	12.75%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.92%	0.92%	0.88%	0.88%	0.85%	0.83%

Expenses net of waiver and payments by affiliates	0.86% [e]	0.85% [e]	0.87% [e]	0.87% [e]	0.85% [e]	0.83%

Net investment income	3.82%	4.17%	4.46%	4.09%	4.33%	4.79%

Supplemental data

Net assets, end of period (000’s)	$211,739	$203,418	$202,192	$206,571	$175,307	$158,451

Portfolio turnover rate	54.68%	128.51%	85.85%	55.64%	48.06%	49.98%

Portfolio turnover rate excluding mortgage dollar rolls[f]	25.39%	77.93%	51.47%	48.86%	47.01%	48.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.90	$10.44	$11.78	$12.51	$13.04	$12.44

Income from investment operations[a]:

Net investment income[b]	0.20	0.43	0.49	0.49	0.54	0.60

Net realized and unrealized gains (losses)	0.13	0.38	(0.91)	(0.25)	(0.14)	0.91

Total from investment operations	0.33	0.81	(0.42)	0.24	0.40	1.51

Less distributions from:

Net investment income and net foreign currency gains	(0.30)	(0.35)	(0.72)	(0.72)	(0.76)	(0.89)

Net realized gains	—	—	(0.20)	(0.25)	(0.17)	(0.02)

Total distributions	(0.30)	(0.35)	(0.92)	(0.97)	(0.93)	(0.91)

Net asset value, end of period	$10.93	$10.90	$10.44	$11.78	$12.51	$13.04

Total return[c]	2.95%	7.86%	(3.98)%	1.75%	3.17%	12.67%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.02%	1.02%	0.98%	0.98%	0.95%	0.93%

Expenses net of waiver and payments by affiliates	0.96% [e]	0.95% [e]	0.97% [e]	0.97% [e]	0.95% [e]	0.93%

Net investment income	3.72%	4.07%	4.36%	3.99%	4.23%	4.69%

Supplemental data

Net assets, end of period (000’s)	$76,283	$80,175	$92,965	$113,986	$134,970	$196,479

Portfolio turnover rate	54.68%	128.51%	85.85%	55.64%	48.06%	49.98%

Portfolio turnover rate excluding mortgage dollar rolls[f]	25.39%	77.93%	51.47%	48.86%	47.01%	48.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

f See Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, June 30, 2017 (unaudited)

Franklin Strategic Income VIP Fund
		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 1.9%
	Consumer Services 1.3%
a,b,c	Turtle Bay Resort	United States	1,901,449	$8,841,736

	Energy 0.4%
a	CHC Group LLC	Cayman Islands	17,097	196,615
a	Energy XXI Gulf Coast Inc.	United States	26,029	483,359
a	Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	4,009	4,009
a	Halcon Resources Corp.	United States	97,655	443,354
a	Halcon Resources Corp., wts., 9/09/20	United States	8,155	7,013
a	Linn Energy Inc.	United States	23,266	710,544
a	Midstates Petroleum Co. Inc.	United States	682	8,641
a,d	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	4,836	3,553
a	Penn Virginia Corp.	United States	18,797	690,790
a	W&T Offshore Inc.	United States	85,100	166,796

				2,714,674

	Materials 0.1%
a	Verso Corp., A	United States	6,954	32,614
a	Verso Corp., wts., 7/25/23	United States	732	110
e	Warrior Met Coal Inc.	United States	20,905	341,985

				374,709

	Retailing 0.0%†
a,e	Holdco 2, A	South Africa	14,792,309	11,296
a,e	Holdco 2, B	South Africa	1,472,041	1,124

				12,420

	Transportation 0.0%†
a,d	CEVA Holdings LLC	United States	224	56,070

	Utilities 0.1%
	Vistra Energy Corp.	United States	25,689	431,318

	Total Common Stocks and Other Equity Interests (Cost $17,003,706)			12,430,927

	Management Investment Companies 6.3%
	Diversified Financials 6.3%
f	Franklin Lower Tier Floating Rate Fund	United States	2,081,861	21,942,813
f	Franklin Middle Tier Floating Rate Fund	United States	2,024,951	20,330,512

	Total Management Investment Companies (Cost $40,585,221)			42,273,325

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a,d	CEVA Holdings LLC, cvt. pfd., A-1	United States	6	2,250
a,d	CEVA Holdings LLC, cvt. pfd., A-2	United States	486	135,943

	Total Convertible Preferred Stocks (Cost $731,856)			138,193

FSI-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (Cost $1,626,587) 0.2%
	Energy 0.2%
	CHC Group LLC/CHC Finance Ltd., cvt., zero cpn., 10/01/20	Cayman Islands	879,236		$1,376,004

	Corporate Bonds 45.0%
	Automobiles & Components 0.9%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	2,700,000		2,748,965
	Ford Motor Credit Co. LLC, senior note, 3.096%, 5/04/23	United States	1,400,000		1,385,090
	The Goodyear Tire & Rubber Co.,
	senior bond, 5.00%, 5/31/26	United States	1,300,000		1,348,750
	senior note, 5.125%, 11/15/23	United States	700,000		735,000

					6,217,805

	Banks 4.7%
	Bank of America Corp.,
	senior note, 7.75%, 4/30/18	United States	500,000	GBP	687,636
	senior note, 5.65%, 5/01/18	United States	750,000		773,715
	senior note, 3.50%, 4/19/26	United States	4,800,000		4,825,886
	CIT Group Inc., senior note, 5.00%, 8/15/22	United States	2,500,000		2,700,000
	Citigroup Inc.,
	senior note, 3.875%, 10/25/23	United States	3,000,000		3,134,697
	senior note, 3.30%, 4/27/25	United States	300,000		300,630
	senior note, 3.40%, 5/01/26	United States	3,100,000		3,072,723
	sub. bond, 5.50%, 9/13/25	United States	500,000		556,988
	sub. note, 4.05%, 7/30/22	United States	300,000		313,939
	JPMorgan Chase & Co.,
	[g] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,618,125
	[g] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000		543,125
	senior bond, 3.30%, 4/01/26	United States	400,000		397,689
	senior bond, 3.20%, 6/15/26	United States	1,500,000		1,484,264
	senior note, 4.25%, 10/15/20	United States	1,000,000		1,062,283
	sub. note, 3.375%, 5/01/23	United States	1,000,000		1,015,959
	sub. note, 3.875%, 9/10/24	United States	1,000,000		1,032,796
	Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	500,000		525,585
	Wells Fargo & Co.,
	[g] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	1,500,000		1,608,375
	senior note, 2.60%, 7/22/20	United States	700,000		710,123
	senior note, 3.00%, 4/22/26	United States	5,000,000		4,889,380

					31,253,918

	Capital Goods 1.4%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	1,600,000		1,630,000
h	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000		1,736,000
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	1,400,000		1,421,000
h	Tennant Co., senior note, 144A, 5.625%, 5/01/25	United States	1,000,000		1,055,000
h	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,400,000		1,442,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	500,000		517,500
	senior sub. bond, 6.50%, 5/15/25	United States	200,000		204,000
	senior sub. bond, 6.375%, 6/15/26	United States	900,000		915,750
	senior sub. note, 6.00%, 7/15/22	United States	400,000		413,000

					9,334,250

	Commercial & Professional Services 0.3%
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	1,600,000		1,710,000

Semiannual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Consumer Durables & Apparel 0.8%
h	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26 KB Home,	United States	2,000,000		$2,040,000
	senior note, 4.75%, 5/15/19	United States	1,000,000		1,035,000
	senior note, 7.00%, 12/15/21	United States	1,200,000		1,356,000
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,189,375

					5,620,375

	Consumer Services 2.0%
h	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000		2,077,500
	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	900,000		896,571
h	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,300,000		3,634,125
h	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	900,000		940,500
	senior note, 144A, 5.25%, 6/01/26	United States	800,000		844,000
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	3,000,000		3,091,392
	MGM Resorts International, senior note, 6.75%, 10/01/20	United States	200,000		222,080
h	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	700,000		738,062
h	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,000,000		1,030,000

					13,474,230

	Diversified Financials 3.0%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	2,000,000		1,961,164
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	3,000,000		3,035,763
	senior note, 3.75%, 2/25/26	United States	1,500,000		1,530,261
h	Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	600,000	EUR	736,340
	Morgan Stanley,
	senior note, 3.875%, 1/27/26	United States	4,200,000		4,328,940
	sub. bond, 3.95%, 4/23/27	United States	1,000,000		1,008,426
	Navient Corp.,
	senior note, 6.625%, 7/26/21	United States	800,000		863,000
	senior note, 7.25%, 9/25/23	United States	2,500,000		2,693,750
	senior note, 6.125%, 3/25/24	United States	500,000		517,500
h	Park Aerospace Holdings Ltd.,
	senior note, 144A, 5.25%, 8/15/22	Ireland	700,000		733,943
	senior note, 144A, 5.50%, 2/15/24	Ireland	1,300,000		1,358,630
h	Transurban Finance Co. Pty. Ltd., 144A, 3.375%, 3/22/27	Australia	1,100,000		1,072,180

					19,839,897

	Energy 3.9%
	Apache Corp., senior bond, 2.625%, 1/15/23	United States	1,900,000		1,856,515
i	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	1,200,000		324,000
h	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	716,000		455,555
	Cheniere Corpus Christi Holdings LLC,
	senior note, first lien, 7.00%, 6/30/24	United States	800,000		896,000
	senior secured note, first lien, 5.875%, 3/31/25	United States	700,000		749,000
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	2,500,000		2,468,750
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,900,000		2,132,750

FSI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000	$1,076,121
h,j	EnQuest PLC, 144A, PIK, 8.00%, 10/15/23	United Kingdom	1,178,610	879,407
h,k	Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000	1,520,325
	Kinder Morgan Inc.,
	senior bond, 4.30%, 6/01/25	United States	2,000,000	2,082,922
	senior note, 6.50%, 9/15/20	United States	1,500,000	1,666,959
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	2,000,000	2,030,000
	Regency Energy Partners LP/Regency Energy Finance Corp.,
	senior note, 5.875%, 3/01/22	United States	200,000	220,510
	senior note, 5.00%, 10/01/22	United States	500,000	536,787
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,000,000	2,178,836
	first lien, 5.625%, 4/15/23	United States	900,000	1,001,520
	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	300,000	241,500
h,j	W&T Offshore Inc.,
	secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	459,137	376,031
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	410,888	290,520
	Weatherford International Ltd.,
	senior note, 7.75%, 6/15/21	United States	800,000	807,000
	senior note, 8.25%, 6/15/23	United States	1,000,000	1,002,500
h	Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	1,300,000	1,282,693

				26,076,201

	Food & Staples Retailing 0.7%
	Kroger Co., senior bond, 2.65%, 10/15/26	United States	1,400,000	1,293,893
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	3,200,000	3,328,979

				4,622,872

	Food, Beverage & Tobacco 1.6%
	Anheuser-Busch InBev Finance Inc., senior note, 3.30%, 2/01/23	Belgium	1,300,000	1,340,136
h	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	2,100,000	2,152,928
h	JBS USA LLC/Finance Inc.,
	senior note, 144A, 8.25%, 2/01/20	United States	1,500,000	1,507,500
	senior note, 144A, 5.75%, 6/15/25	United States	500,000	472,500
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	2,400,000	2,300,700
h	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	600,000	621,000
	senior note, 144A, 4.875%, 11/01/26	United States	1,400,000	1,457,750
h	Post Holdings Inc.,
	senior note, 144A, 6.00%, 12/15/22	United States	500,000	531,875
	senior note, 144A, 5.50%, 3/01/25	United States	500,000	516,875

				10,901,264

	Health Care Equipment & Services 1.6%
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	400,000	351,000
	senior secured note, first lien, 6.25%, 3/31/23	United States	500,000	518,050
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000	508,438
	senior bond, 5.00%, 5/01/25	United States	900,000	904,500
	senior note, 5.75%, 8/15/22	United States	1,500,000	1,543,125

Semiannual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,500,000		$1,636,875
	senior secured bond, first lien, 5.875%, 3/15/22	United States	450,000		500,063
	senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000		646,500
	senior secured bond, first lien, 5.50%, 6/15/47	United States	1,200,000		1,245,000
h	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	900,000		961,875
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	500,000		513,075
	Tenet Healthcare Corp.,
	senior note, 5.50%, 3/01/19	United States	300,000		312,000
	senior note, 8.125%, 4/01/22	United States	1,000,000		1,065,000

					10,705,501

	Household & Personal Products 0.3%
	The Procter & Gamble Co., senior note, 2.45%, 11/03/26	United States	1,800,000		1,761,383

	Insurance 1.1%
	MetLife Inc.,
	senior note, 3.60%, 4/10/24	United States	2,400,000		2,524,342
	senior note, 3.00%, 3/01/25	United States	300,000		301,226
h	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000		3,741,570
	Prudential Financial Inc., 3.50%, 5/15/24	United States	800,000		834,198

					7,401,336

	Materials 5.7%
	ArcelorMittal,
	senior note, 6.00%, 3/01/21	France	1,800,000		1,948,005
	senior note, 6.125%, 6/01/25	France	300,000		337,500
h	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.00%, 6/30/21	Luxembourg	1,300,000		1,343,062
	senior note, 144A, 6.00%, 2/15/25	Luxembourg	400,000		421,000
h	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	2,200,000		2,238,500
h	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,000,000		1,064,290
h	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000		1,599,390
h	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	1,200,000	EUR	1,442,936
	The Chemours Co., senior note, 6.625%, 5/15/23	United States	2,000,000		2,125,000
h	First Quantum Minerals Ltd.,
	senior note, 144A, 7.00%, 2/15/21	Zambia	625,000		643,750
	senior note, 144A, 7.25%, 4/01/23	Zambia	800,000		788,000
h	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	800,000		802,000
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000		2,368,750
h	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	1,000,000		1,070,550
h	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	600,000		616,457
	senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000		261,713
h	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	3,000,000		3,105,600
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	2,100,000		2,230,326
h	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	700,000		722,750
h	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	2,000,000		2,065,000

FSI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
h	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	1,400,000		$1,485,750
	senior note, 144A, 5.875%, 8/15/23	United States	700,000		773,062
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	first lien, 5.75%, 10/15/20	United States	700,000		717,213
	[h] first lien, 144A, 5.125%, 7/15/23	United States	700,000		728,000
	[h] senior note, 144A, 7.00%, 7/15/24	United States	500,000		537,295
h	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000		1,077,500
	senior bond, 144A, 5.50%, 9/15/25	United States	400,000		438,000
	senior note, 144A, 4.875%, 12/01/22	United States	1,000,000		1,068,750
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	1,000,000		1,065,000
	senior note, 5.125%, 10/01/21	United States	1,000,000		1,029,480
h	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	900,000		893,250
h	Valvoline Inc., senior note, 144A, 5.50%, 7/15/24	United States	700,000		742,000

					37,749,879

	Media 5.0%
	21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	500,000		507,830
h	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,700,000		1,789,250
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	2,000,000		2,052,500
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	2,000,000		2,063,800
	[h] senior bond, 144A, 5.375%, 5/01/25	United States	900,000		960,750
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		1,032,700
	senior sub. note, 7.625%, 3/15/20	United States	200,000		198,000
	senior sub. note, 7.625%, 3/15/20	United States	500,000		499,375
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	2,000,000		2,220,000
	DISH DBS Corp.,
	senior note, 6.75%, 6/01/21	United States	500,000		556,250
	senior note, 5.875%, 7/15/22	United States	500,000		538,750
	senior note, 5.875%, 11/15/24	United States	500,000		535,360
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	1,000,000		753,750
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000		520,625
h	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,600,000		1,624,000
h	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	1,700,000		1,810,500
	senior bond, 144A, 5.375%, 4/15/25	United States	800,000		829,000
	Tegna Inc.,
	senior bond, 6.375%, 10/15/23	United States	1,000,000		1,058,750
	[h] senior bond, 144A, 5.50%, 9/15/24	United States	300,000		310,125
	senior note, 5.125%, 7/15/20	United States	1,000,000		1,026,250
	Time Warner Cable LLC, senior note, 4.00%, 9/01/21	United States	1,300,000		1,360,001
	Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	2,500,000		2,363,367
h	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	560,000	EUR	678,056
h	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000		1,831,750

Semiannual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media (continued)
h	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	2,500,000		$2,484,375
h	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000	GBP	1,265,885
h	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,980,750
h	Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	700,000	EUR	848,377

					33,700,126

	Pharmaceuticals, Biotechnology & Life Sciences 1.7%
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	2,200,000		2,279,446
	Baxalta Inc., senior note, 4.00%, 6/23/25	United States	2,500,000		2,612,088
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	1,500,000		1,570,458
h,j	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	200,000		206,250
h	Endo Dac/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,200,000		984,000
	senior note, 144A, 6.00%, 7/15/23	United States	400,000		338,200
h	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,200,000		1,267,500
h	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,100,000		1,071,125
h	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	300,000		255,000
	senior note, 144A, 5.50%, 3/01/23	United States	400,000		341,496
	senior note, 144A, 7.00%, 3/15/24	United States	200,000		210,750

					11,136,313

	Real Estate 0.9%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	2,400,000		2,353,018
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,500,000		2,609,375
	MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	800,000		833,320

					5,795,713

	Retailing 0.6%
	Home Depot Inc., senior note, 2.125%, 9/15/26	United States	1,500,000		1,404,174
h,j	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	1,104,601		49,707
h,j	K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	173,896		161,723
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	2,300,000		2,553,000

					4,168,604

	Semiconductors & Semiconductor Equipment 0.2%
	Qorvo Inc., senior bond, 7.00%, 12/01/25	United States	1,400,000		1,596,000

	Software & Services 1.1%
h	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,900,000		1,976,608
h	First Data Corp.,
	secured note, second lien, 144A, 5.75%, 1/15/24	United States	2,100,000		2,189,250
	senior note, 144A, 7.00%, 12/01/23	United States	700,000		749,000
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	600,000		624,368
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,000,000		1,040,000
h	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	500,000		524,530

					7,103,756

FSI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Technology Hardware & Equipment 0.6%
h	CommScope Technologies LLC,
	senior bond, 144A, 6.00%, 6/15/25	United States	1,400,000		$1,501,500
	senior bond, 144A, 5.00%, 3/15/27	United States	1,700,000		1,700,000
h	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	300,000		315,000
	senior note, 144A, 7.125%, 6/15/24	United States	200,000		219,956

					3,736,456

	Telecommunication Services 3.3%
	AT&T Inc., senior bond, 3.40%, 5/15/25	United States	1,900,000		1,871,234
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	500,000		540,315
	senior bond, 5.625%, 4/01/25	United States	300,000		300,624
h	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,125,978
h	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000		961,290
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	1,600,000		1,724,000
	Intelsat Jackson Holdings SA,
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		950,000
	senior note, 7.50%, 4/01/21	Luxembourg	500,000		463,750
h	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Colombia	2,200,000		2,292,356
	Sprint Communications Inc.,
	senior note, 6.00%, 11/15/22	United States	500,000		531,250
	[h] senior note, 144A, 9.00%, 11/15/18	United States	148,000		160,811
	[h] senior note, 144A, 7.00%, 3/01/20	United States	800,000		880,000
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000		576,250
h	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, first lien, 144A, 3.36%, 3/20/23	United States	1,800,000		1,815,873
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	500,000		538,750
	senior bond, 6.375%, 3/01/25	United States	1,300,000		1,408,875
	senior note, 6.125%, 1/15/22	United States	200,000		210,687
	senior note, 6.00%, 4/15/24	United States	200,000		214,500
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000		2,224,246
h	Wind Acquisition Finance SA,
	senior secured note, 144A, 4.00%, 7/15/20	Italy	1,200,000	EUR	1,387,292
	senior secured note, 144A, 7.00%, 4/23/21	Italy	1,500,000	EUR	1,786,862

					21,964,943

	Transportation 0.7%
	FedEx Corp., senior bond, 3.25%, 4/01/26	United States	2,500,000		2,526,375
h	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000		923,423
	senior note, 144A, 9.75%, 5/01/20	United States	400,000		429,750
	United Airlines Pass Through Trust, second lien, 2016-1, A, 3.45%, 1/07/30	United States	1,000,000		1,011,250

					4,890,798

	Utilities 2.9%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000		1,129,500
	senior note, 5.375%, 1/15/23	United States	1,300,000		1,272,375
	Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	1,100,000		1,050,742
h	Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	2,000,000		1,950,000

Semiannual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities (continued)
g,h	EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000	$3,080,505
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,800,000	1,865,961
h	InterGen NV, secured bond, 144A, 7.00%, 6/30/23 Sempra Energy,	Netherlands	2,500,000	2,418,750
	senior bond, 3.55%, 6/15/24	United States	700,000	718,042
	senior note, 3.75%, 11/15/25	United States	1,100,000	1,135,333
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	3,600,000	3,528,900
h	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	1,400,000	1,211,000

				19,361,108

	Total Corporate Bonds (Cost $296,729,917)			300,122,728

l,m	Senior Floating Rate Interests 10.0%
	Automobiles & Components 0.4%
	The Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.12%, 4/30/19	United States	158,771	160,193
	TI Group Automotive Systems LLC, Initial US Term Loan, 3.976%, 6/30/22	United States	2,245,142	2,247,948

				2,408,141

	Capital Goods 0.2%
	Allison Transmission Inc., Term Loans, 3.22%, 9/23/22	United States	853,436	859,545
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.546%, 10/09/20	United States	76,701	73,441
	Harsco Corp., Initial Term Loan, 6.25%, 11/02/23	United States	232,588	236,949
	Leidos (Abacus Innovations Corp.), B Term Loan, 3.50%, 8/16/23	United States	160,958	162,347

				1,332,282

	Commercial & Professional Services 0.1%
	KAR Auction Services Inc., Term Loan B, 3.813%, 3/09/23	United States	693,048	698,246
	Ventia Pty. Ltd., Term B Loans (USD), 4.796%, 5/21/22	Australia	83,512	84,451

				782,697

	Consumer Services 0.7%
	Aristocrat Technologies Inc., Tranche B-2 Loans, 3.406%, 10/20/21	United States	166,886	167,804
	Avis Budget Car Rental LLC, Tranche B Term Loan, 3.30%, 3/15/22	United States	733,118	731,468
n	Caesars Entertainment Operating Co. LLC, Term B Loans, 5.63%, 8/31/24	United States	141,555	141,289
	Eldorado Resorts Inc., Initial Term Loan, 3.375%, 4/17/24	United States	521,702	518,686
	Fitness International LLC, Term A Loan, 4.476%, 4/01/20	United States	2,789,554	2,792,171
	Greektown Holdings LLC, Initial Term Loan, 4.226%, 4/25/24	United States	282,692	283,090
n	NVA Holdings Inc., Second Lien Term Loan, 10.13%, 8/14/22	United States	53,412	54,013

				4,688,521

	Diversified Financials 0.1%
	Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.976%, 6/01/23	United States	330,823	334,752

	Energy 1.6%
	Bowie Resource Holdings LLC,
	First Lien Initial Term Loan, 6.976%, 8/14/20	United States	2,592,029	2,509,947
	Second Lien Initial Term Loan, 11.976%, 2/16/21	United States	1,248,332	1,165,630

FSI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Energy (continued)
n	Fieldwood Energy LLC, Loans, 4.171%, 10/01/18	United States	4,096,974	$3,950,167
n	Foresight Energy LLC, Term Loans, 8.88%, 3/28/22	United States	1,243,347	1,192,318
n	International Seaways Inc., Initial Term Loans, 8.63%, 6/22/22	United States	850,000	841,500
	OSG Bulk Ships Inc., Initial Term Loan, 5.43%, 8/05/19	United States	990,092	940,587
	UTEX Industries Inc., First Lien Initial Term Loan, 5.226%, 5/21/21	United States	189,437	170,335

				10,770,484

	Food & Staples Retailing 0.3%
	Aramark Corp., U.S. Term A Loan, 2.976%, 3/28/22	United States	602,475	604,546
	Smart and Final LLC, First Lien Term Loan, 4.726% - 4.796%, 11/15/22	United States	1,157,580	1,120,923

				1,725,469

	Food, Beverage & Tobacco 0.3%
	JBS USA LUX SA, New Initial Term Loans, 5.75%, 10/30/22	Brazil	1,739,470	1,697,886

	Health Care Equipment & Services 0.1%
	U.S. Renal Care Inc., Intial Term Loan, 5.546%, 12/31/22	United States	890,198	866,831

	Household & Personal Products 0.1%
	Spectrum Brands Inc., USD Term Loans, 3.172% - 3.179%, 6/23/22	United States	952,841	957,367

	Materials 0.8%
	Chemours Co., Tranche B-1 US Term Loans, 3.57%, 5/12/22	United States	2,704,206	2,717,727
	Cyanco Intermediate Corp., Initial Term Loan, 5.726%, 5/01/20	United States	758,509	762,934
	Huntsman International LLC, 2015 Extended Term B Dollar Loan, 4.226%, 4/19/19	United States	100,667	101,150
	OCI Beaumont LLC, Term B-3 Loan, 7.929%, 8/20/19	United States	929,240	940,855
	Oxbow Carbon LLC,
	Tranche A-1 Term Loan, 3.976%, 10/21/19	United States	465,454	466,036
	Tranche B Term Loan, 4.726%, 1/19/20	United States	565,610	570,559

				5,559,261

	Media 0.7%
	Altice U.S. Finance I Corp., March 2017 Refinancing TL Commitments, 3.466%, 7/28/25	United States	200,109	200,258
	AMC Entertainment Holdings Inc.,
	2016 Incremental Term Loans, 3.466%, 12/15/23	United States	77,724	77,967
	Initial Term Loans, 3.459%, 12/15/22	United States	121,283	121,775
	Charter Communications Operating LLC (CCO Safari), Term Loan A-1, 2.98%, 5/18/21	United States	956,250	958,214
	CSC Holdings LLC (Cablevision), March 2017 Incremental Term Loans, 3.459%, 7/17/25	United States	1,234,200	1,232,272
	Gray Television Inc., Term B-2 Loan, 3.551%, 2/07/24	United States	904,545	911,556
	Lions Gate Entertainment Corp., Term A Loan, 3.226%, 12/08/21	United States	528,252	530,068
	Live Nation Entertainment Inc., Term B-2 Loans, 3.313%, 10/31/23	United States	77,529	77,698
	UPC Financing Partnership (UPC Broadband Holdings BV), Facility AP, 3.909%, 4/15/25	United States	303,920	304,642

				4,414,450

	Pharmaceuticals, Biotechnology & Life Sciences 0.9%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.50%, 4/27/24	United States	2,260,321	2,282,041
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.436%, 1/31/25	United States	2,353,127	2,359,603
	RPI Finance Trust, Term A-3 Loan, 3.046%, 10/14/21	United States	363,782	364,236

Semiannual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
	Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.83%, 4/01/22	United States	1,277,144	$1,295,858

				6,301,738

	Retailing 0.8%
	Ascena Retail Group Inc., Tranche B Term Loan, 5.625%, 8/21/22	United States	3,436,848	2,927,050
	Dollar Tree Inc., Term A-1 Loans, 2.938%, 7/06/20	United States	536,903	535,722
n	PetSmart Inc., Tranche B-2 Loans, 4.22%, 3/11/22	United States	1,940,396	1,806,842

				5,269,614

	Semiconductors & Semiconductor Equipment 0.3%
	MKS Instruments Inc., Tranche B-2 Term Loans, 3.976%, 5/01/23	United States	431,948	434,648
	ON Semiconductor Corp., 2017 Replacement Term Loans, 3.476%, 3/31/23	United States	1,813,150	1,818,251

				2,252,899

	Software & Services 0.5%
	Global Payments Inc., Term A-2 Loan, 2.939%, 5/02/22	United States	627,658	627,658
	MoneyGram International Inc., Term Loan, 4.546%, 3/27/20	United States	2,241,590	2,243,457
	Rackspace Hosting Inc., 2017 Term Loans, 4.172%, 11/03/23	United States	388,621	390,038

				3,261,153

	Technology Hardware & Equipment 0.4%
	Ciena Corp., Refinancing Term Loan, 3.712%, 1/28/22	United States	182,233	183,144
	CommScope Inc., Tranche 5 Term Loans, 3.296%, 12/29/22	United States	148,379	149,214
	Dell International LLC, Term A-3 Loan, 3.23%, 12/31/18	United States	971,147	973,676
	Western Digital Corp., US Term B-2 Loan, 3.976%, 4/29/23	United States	943,956	951,109
	Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.723%, 10/27/21	United States	281,739	283,325

				2,540,468

	Telecommunication Services 0.1%
	Consolidated Communications Inc., Initial Term Loan, 4.23%, 10/05/23	United States	238,460	240,070
	Global Tel*Link Corp., Term Loan, 5.046%, 5/23/20	United States	277,134	277,394

				517,464

	Transportation 0.5%
	Air Canada, Term Loan, 3.46%, 10/06/23	Canada	49,550	49,819
	The Hertz Corp., Tranche B-1 Term Loan, 3.976%, 6/30/23	United States	1,724,242	1,721,952
	Navios Maritime Midstream Partners LP and Navios Maritime Midstream Partners Finance (US) Inc., Term Loan, 5.78%, 6/18/20	Marshall Islands	1,279,033	1,278,500
	United Airlines Inc., Class B Term Loans, 3.422%, 4/01/24	United States	294,303	295,738
	XPO Logistics Inc., Loans, 3.405%, 11/01/21	United States	93,651	94,002

				3,440,011

	Utilities 1.1%
	Calpine Construction Finance Co. LP, Term B-1 Loan, 3.48%, 5/03/20	United States	994,819	994,663
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.80%, 6/28/23	United States	3,012,253	3,036,728
	Lightstone Holdco LLC,
	Initial Term B Loan, 5.726%, 1/30/24	United States	2,343,297	2,293,828
	Initial Term C Loan, 5.726%, 1/30/24	United States	144,928	141,868
	NRG Energy Inc., Term Loans, 3.546%, 6/30/23	United States	861,300	860,685

				7,327,772

	Total Senior Floating Rate Interests (Cost $66,822,584)			66,449,260

FSI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities 7.6%
	Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	1,500,000		$1,642,140
	Government of Indonesia,
	6.125%, 5/15/28	Indonesia	34,000,000,000	IDR	2,356,594
	FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,566,796
	senior bond, FR53, 8.25%, 7/15/21	Indonesia	46,000,000,000	IDR	3,648,274
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	26,500,000,000	IDR	2,155,086
	Government of Malaysia, senior note, 4.012%, 9/15/17	Malaysia	10,400,000	MYR	2,427,555
	Government of Mexico,
	7.75%, 12/14/17	Mexico	345,000	[o] MXN	1,909,087
	senior note, 8.50%, 12/13/18	Mexico	2,305,000	[o] MXN	12,994,365
h	Government of Serbia,
	senior note, 144A, 4.875%, 2/25/20	Serbia	4,000,000		4,176,600
	senior note, 144A, 7.25%, 9/28/21	Serbia	200,000		231,301
h	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	200,000		201,515
	144A, 7.75%, 9/01/23	Ukraine	369,000		366,232
	144A, 7.75%, 9/01/24	Ukraine	369,000		362,696
	144A, 7.75%, 9/01/25	Ukraine	369,000		361,164
	144A, 7.75%, 9/01/26	Ukraine	369,000		359,784
	144A, 7.75%, 9/01/27	Ukraine	369,000		358,447
	[a,p] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	1,952,000		764,559
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	13,600	[q] BRL	4,111,654
	10.00%, 1/01/23	Brazil	9,000	[q] BRL	2,683,054
	[r] Index Linked, 6.00%, 8/15/18	Brazil	5,525	[q] BRL	5,059,403
	[r] Index Linked, 6.00%, 5/15/23	Brazil	3,350	[q] BRL	3,083,594

	Total Foreign Government and Agency Securities (Cost $50,541,947)				50,819,900

	U.S. Government and Agency Securities 7.4%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	900,000		1,094,695
	6.50%, 11/15/26	United States	2,400,000		3,259,219
	3.00%, 11/15/45	United States	5,000,000		5,159,570
	[s] Index Linked, 0.625%, 1/15/24	United States	8,341,038		8,462,734
	[s] Index Linked, 2.375%, 1/15/25	United States	3,113,050		3,547,611
	U.S. Treasury Note,
	3.75%, 11/15/18	United States	7,000,000		7,228,186
	2.75%, 2/15/24	United States	1,000,000		1,040,273
	2.25%, 11/15/25	United States	8,500,000		8,502,490
	[s] Index Linked, 0.125%, 7/15/24	United States	8,773,109		8,620,615
	[s] Index Linked, 0.625%, 7/15/21	United States	1,735,705		1,779,599
	[s] Index Linked, 2.125%, 1/15/19	United States	797,160		823,361

	Total U.S. Government and Agency Securities (Cost $49,497,312)				49,518,353

Semiannual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities 12.3%
	Banks 1.4%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	229,463	$229,099
l	Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.363%, 6/25/34	United States	1,250,210	1,270,959
	Bear Stearns Commercial Mortgage Securities Trust, 2006-PW13, AJ, 5.611%, 9/11/41	United States	23,889	24,035
l	Citibank Credit Card Issuance Trust,
	2013-A2, A2, FRN, 1.496%, 5/26/20	United States	650,000	651,244
	2013-A4, A4, FRN, 1.636%, 7/24/20	United States	710,000	712,683
	Citigroup Commercial Mortgage Trust,
	2006-C5, AJ, 5.482%, 10/15/49	United States	1,263,072	1,198,529
	[l] 2007-C6, AM, FRN, 5.691%, 12/10/49	United States	1,700,000	1,703,261
l	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.759%, 7/10/38	United States	1,215,000	1,149,346
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	915,000	947,159
l	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 4.673%, 3/25/34	United States	1,275,000	1,284,787
l	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 1.596%, 8/25/35	United States	183,439	179,089
l	Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.461%, 3/12/44	United States	32,115	32,096

				9,382,287

	Diversified Financials 10.9%
h,l	Ares Enhanced Loan Investment Strategy IR Ltd., 2013-IRAR, A2A, 144A, FRN, 3.053%, 7/23/25	Cayman Islands	740,000	743,974
h,l	Atrium VIII,
	8A, BR, 144A, FRN, 3.053%, 10/23/24	Cayman Islands	350,000	352,891
	8A, CR, 144A, FRN, 3.653%, 10/23/24	Cayman Islands	470,000	473,530
h,l	Atrium XI, 11A, CR, 144A, FRN, 3.303%, 10/23/25	Cayman Islands	1,820,000	1,820,000
	Banc of America Commercial Mortgage Trust,
	2015-UBS7, A3, 3.441%, 9/15/48	United States	1,050,000	1,083,088
	2015-UBS7, A4, 3.705%, 9/15/48	United States	1,170,000	1,227,331
	[l] 2015-UBS7, B, FRN, 4.366%, 9/15/48	United States	760,000	800,452
l	Bank of America Credit Card Trust, 2005-A1, A, FRN, 1.489%, 6/15/20	United States	800,000	801,320
h,l	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.208%, 5/26/35	United States	440,000	416,593
h	BlueMountain CLO Ltd.,
	[l] 2012-2A, BR, 144A, FRN, 3.072%, 11/20/28	Cayman Islands	510,000	512,545
	2012-2A, CR, 144A, 3.772%, 11/20/28	Cayman Islands	270,000	272,395
h,l	Burnham Park CLO Ltd.,
	2016-1A, A, 144A, FRN, 2.586%, 10/20/29	Cayman Islands	350,000	351,533
	2016-1A, B, 144A, FRN, 2.956%, 10/20/29	Cayman Islands	460,000	458,634
	2016-1A, C, 144A, FRN, 3.556%, 10/20/29	Cayman Islands	460,000	460,547
l	Capital One Multi-Asset Execution Trust,
	2014-A3, A3, FRN, 1.539%, 1/18/22	United States	370,000	371,700
	2016-A1, A1, FRN, 1.609%, 2/15/22	United States	2,950,000	2,968,309
	2016-A2, A2, FRN, 1.789%, 2/15/24	United States	3,990,000	4,046,881
h,l	Carlyle Global Market Strategies CLO Ltd.,
	2012-4A, BR, 144A, FRN, 3.056%, 1/20/29	United States	500,000	502,740
	2012-4A, C1R, 144A, FRN, 3.756%, 1/20/29	United States	480,000	482,150
h,l	Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 2.551%, 7/20/31	Cayman Islands	1,150,000	1,150,218
h,l	Catamaran CLO Ltd.,
	2013-1A, C, 144A, FRN, 3.77%, 1/27/25	United States	1,130,000	1,127,186
	2014-2A, BR, 144A, FRN, 4.108%, 10/18/26	Cayman Islands	1,550,000	1,557,827

FSI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
h,l	Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 1.568%, 3/11/21	United States	1,251,000	$1,224,954
h,l	Cent CLO LP,
	2013-17A, B, 144A, FRN, 4.17%, 1/30/25	United States	784,314	785,867
	2014-22A, A2AR, 144A, FRN, 3.129%, 11/07/26	Cayman Islands	392,000	394,289
	2014-22A, BR, 144A, FRN, 4.129%, 11/07/26	Cayman Islands	340,000	343,475
h,l	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.584%, 3/13/35	United States	870,000	885,813
l	Chase Issuance Trust,
	2012-A10, A10, FRN, 1.419%, 12/16/19	United States	470,000	470,527
	2013-A6, A6, FRN, 1.579%, 7/15/20	United States	1,090,000	1,093,653
h,l	Cole Park CLO Ltd., 15-1A, B, 144A, FRN, 3.406%, 10/20/28	Cayman Islands	270,000	274,352
l	COMM Mortgage Trust, 2014-CR19, B, FRN, 4.703%, 8/10/47	United States	870,000	933,082
h	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	1,410,000	1,448,191
h,l	Cumberland Park CLO Ltd.,
	2015-2A, B, 144A, FRN, 3.256%, 7/20/26	United States	1,080,000	1,088,543
	2015-2A, C, 144A, FRN, 4.006%, 7/20/26	United States	190,000	190,920
l	Discover Card Execution Note Trust, 2016-A2, A2, FRN, 1.699%, 9/15/21	United States	2,950,000	2,970,584
h,l	Dryden 33 Senior Loan Fund,
	2014-33A, BR, 144A, FRN, 3.008%, 10/15/28	Cayman Islands	535,000	535,642
	2014-33A, CR, 144A, FRN, 3.658%, 10/15/28	United States	270,000	270,008
h,l	Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.318%, 10/15/26	Cayman Islands	200,000	200,062
h,l	Dryden XXV Senior Loan Fund, 2012-25A, CR, 144A, FRN, 3.658%, 1/15/25	Cayman Islands	378,000	379,848
h,l	Dryden XXVIII Senior Loan Fund, 2013-28A, A3L, 144A, FRN, 3.882%, 8/15/25	Cayman Islands	1,000,000	999,980
h,l	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	1,350,000	1,404,455
l	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 3.416%, 2/25/24	United States	1,483,910	1,525,862
	2014-DN4, M3, FRN, 5.766%, 10/25/24	United States	762,807	841,381
	2014-HQ2, M2, FRN, 3.416%, 9/25/24	United States	1,000,000	1,027,623
	2015-HQ1, M2, FRN, 3.416%, 3/25/25	United States	596,572	603,609
	2015-HQ1, M3, FRN, 5.016%, 3/25/25	United States	370,000	402,689
h,l	Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 2.408%, 1/16/26	Cayman Islands	540,000	541,696
h,l	Flatiron CLO Ltd., 2014-1A, A1R, 144A, FRN, 2.338%, 7/17/26	Cayman Islands	1,640,000	1,641,919
l	FNMA Connecticut Avenue Securities,
	2014-C03, 1M2, FRN, 4.216%, 7/25/24	United States	670,000	714,910
	2015-C01, 1M2, FRN, 5.516%, 2/25/25	United States	1,145,963	1,247,716
	2015-C01, 2M2, FRN, 5.766%, 2/25/25	United States	1,930,871	2,087,228
	2015-C02, 1M2, FRN, 5.216%, 5/25/25	United States	1,193,218	1,289,899
	2015-C02, 2M2, FRN, 5.216%, 5/25/25	United States	1,324,138	1,418,950
	2015-C03, 2M2, FRN, 6.216%, 7/25/25	United States	2,450,000	2,719,551
	2017-C01, 1M2, FRN, 4.766%, 7/25/29	United States	1,890,000	1,998,306
h,l	Galaxy CLO Ltd.,
	2014-17A, AR, 144A, FRN, 2.558%, 7/15/26	Cayman Islands	720,000	719,338
	2014-17A, BR, 144A, FRN, 2.958%, 7/15/26	Cayman Islands	470,000	472,806
	2014-17A, C1R, 144A, FRN, 3.558%, 7/15/26	Cayman Islands	250,000	248,785
h	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	1,964,439	1,933,228
	GS Mortgage Securities Trust,
	[l] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	900,000	887,505
	2017-GS6, B, 3.869%, 5/10/50	United States	870,000	891,997

Semiannual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
l	Impac Secured Assets Trust, 2007-2, FRN, 1.466%, 4/25/37	United States	162,039	$160,268
h,l	Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.659%, 3/17/32	United States	1,425,212	1,439,262
h,l	J.P. Morgan Chase Commercial Mortgage Securities, 2016-Nine, B, 144A, FRN, 2.854%, 10/06/38	United States	1,200,000	1,160,816
	JP Morgan Chase Commercial Mortgage Securities Trust, 2006-CB17, AM, 5.464%, 12/12/43	United States	41,268	41,248
	JPMCC Commercial Mortgage Securities Trust, 2017-JP6, B, 3.946%, 7/15/50	United States	1,040,000	1,069,745
h,l	LCM XVI LP, 2016A, BR, 144A, FRN, 2.658%, 7/15/26	Cayman Islands	570,000	569,766
h,l	LCM XVII LP,
	2017A, BR, 144A, FRN, 3.008%, 10/15/26	United States	350,000	351,305
	2017A, CR, 144A, FRN, 3.658%, 10/15/26	United States	320,000	320,733
h,l,t	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 3.009%, 7/27/30	Cayman Islands	400,000	400,000
	2017-23A, C, 144A, FRN, 3.659%, 7/27/30	Cayman Islands	500,000	500,000
l	MortgageIT Trust, 2004-1, A2, FRN, 2.116%, 11/25/34	United States	232,960	224,223
h,l	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.311%, 8/12/26	Cayman Islands	900,000	901,701
h,l	Octagon Investment Partners XXIII Ltd., 2015-1A, B, 144A, FRN, 3.158%, 7/15/27	Cayman Islands	400,000	399,772
l	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.526%, 11/25/35	United States	359,344	346,029
l	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.551%, 2/25/35	United States	240,905	232,933
l	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.098%, 4/25/45	United States	212,046	213,124
h,l	Voya CLO Ltd.,
	2013-1A, B, 144A, FRN, 4.058%, 4/15/24	United States	270,000	270,472
	2013-2A, B, 144A, FRN, 3.836%, 4/25/25	United States	1,080,000	1,084,028
	2015-2A, B, 144A, FRN, 3.133%, 7/23/27	United States	820,000	821,378
	Wells Fargo Mortgage Backed Securities Trust,
	[l]2004-W, A9, FRN, 3.03%, 11/25/34	United States	621,319	633,486
	2007-3, 3A1, 5.50%, 4/25/22	United States	132,113	135,336

				72,366,712

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $80,430,160)			81,748,999

	Mortgage-Backed Securities 9.5%
	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.957%, 1/01/33	United States	26,711	27,604

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.4%
	FHLMC Gold 15 Year, 5.50%, 9/01/17 - 7/01/19	United States	22,234	22,729
	FHLMC Gold 30 Year, 3.00%, 1/01/47	United States	586,854	586,057
u	FHLMC Gold 30 Year, 3.00%, 7/01/47	United States	7,250,000	7,233,574
	FHLMC Gold 30 Year, 3.50%, 6/01/47	United States	4,576,083	4,704,934
u	FHLMC Gold 30 Year, 3.50%, 7/01/47	United States	4,200,000	4,313,859
u	FHLMC Gold 30 Year, 4.00%, 7/01/46	United States	1,400,000	1,472,242
	FHLMC Gold 30 Year, 4.00%, 3/01/47	United States	9,099,426	9,579,951
	FHLMC Gold 30 Year, 4.00%, 6/01/47	United States	797,548	839,665
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	282,162	308,660
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	197,732	219,974

FSI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	183,811	$207,567
	FHLMC Gold 30 Year, 6.50%, 11/01/27 - 6/01/36	United States	37,352	41,441
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	15,654	16,818
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	1,052	1,126

				29,548,597

	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.787% - 2.955%, 4/01/20 - 12/01/34	United States	106,017	111,062

	Federal National Mortgage Association (FNMA) Fixed Rate 3.3%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	371,258	375,704
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	39,396	40,358
	FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	14,831	15,193
	FNMA 15 Year, 5.50%, 7/01/17 - 11/01/18	United States	38,635	39,074
u	FNMA 30 Year, 3.00%, 7/01/46	United States	8,050,000	8,038,051
	FNMA 30 Year, 3.00%, 3/01/47	United States	592,774	592,451
u	FNMA 30 Year, 3.50%, 7/01/46	United States	4,200,000	4,312,745
	FNMA 30 Year, 3.50%, 5/01/47	United States	5,921,343	6,085,423
u	FNMA 30 Year, 4.00%, 7/01/46	United States	1,700,000	1,786,859
	FNMA 30 Year, 4.00%, 5/01/47	United States	198,899	209,240
	FNMA 30 Year, 5.00%, 4/01/30	United States	68,721	75,088
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	186,579	211,586

				21,781,772

	Government National Mortgage Association (GNMA) Fixed Rate 1.8%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	265,023	291,724
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	1,021	1,117
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	16,759	17,058
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,292	1,492
	GNMA II SF 30 Year, 3.00%, 5/20/47	United States	398,754	403,289
u	GNMA II SF 30 Year, 3.00%, 7/01/47	United States	5,400,000	5,454,422
u	GNMA II SF 30 Year, 3.50%, 7/01/46	United States	1,700,000	1,760,563
	GNMA II SF 30 Year, 3.50%, 2/20/47	United States	3,420,481	3,546,870
	GNMA II SF 30 Year, 3.50%, 5/20/47	United States	399,138	413,886
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	75,402	83,883
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	93,853	106,583
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	47,127	54,575
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	11,343	13,006

				12,148,468

	Total Mortgage-Backed Securities (Cost $63,659,832)			63,617,503

	Municipal Bonds 1.8%
	California State GO, Various Purpose, Refunding, 5.00%, 9/01/29	United States	1,650,000	1,996,071
	California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 12/01/23, Refunding, Series D, 2.625%, 11/01/33	United States	390,000	400,787
	Clark County School District GO, Refunding, Series D, 5.00%, 6/15/23	United States	1,500,000	1,775,820
	Denver City and County Airport System Revenue, Refunding, Series A, 5.00%, 11/15/25	United States	210,000	256,456
	Minnesota State GO, Refunding, Series D, 5.00%, 8/01/25	United States	830,000	1,030,055
	New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	500,000	557,900

Semiannual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Municipal Bonds (continued)
	New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding, Series A, 5.00%, 2/15/25	United States	930,000	$1,119,116
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	1,490,000	1,590,351
i	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	3,465,000	2,122,312
	Series XX, 5.25%, 7/01/40	United States	165,000	101,063
	University of Texas Revenue, Series J, 5.00%, 8/15/25	United States	960,000	1,184,266

	Total Municipal Bonds (Cost $12,894,009)			12,134,197

			Shares
	Escrows and Litigation Trusts 0.0%†
a,d	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	1,500,000	—
a,d	NewPage Corp., Litigation Trust	United States	2,500,000	—
a	Penn Virginia Corp., Escrow Account	United States	1,500,000	22,500
a,d	Vistra Energy Corp., Escrow Account	United States	3,000,000	34,800

	Total Escrows and Litigation Trusts (Cost $91,006)			57,300

	Total Investments before Short Term Investments (Cost $680,614,137)			680,686,689

			Principal Amount*
	Short Term Investments 2.6%
	U.S. Government and Agency Securities (Cost $369,620) 0.1%
v,w	U.S. Treasury Bill, 8/17/17	United States	370,000	369,588

	Total Investments before Money Market Funds (Cost $680,983,757)			681,056,277

			Shares
	Money Market Funds (Cost $16,814,541) 2.5%
f,x	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	United States	16,814,541	16,814,541

	Total Investments (Cost $697,798,298) 104.6%			697,870,818
	Other Assets, less Liabilities (4.6)%			(30,596,472)

	Net Assets 100.0%			$667,274,346

FSI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation lll, a wholly-owned subsidiary of the Fund. See Note 1(f).

cAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $232,616, representing less than 0.1% of net assets.

eSee Note 8 regarding restricted securities.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gPerpetual security with no stated maturity date.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $155,998,628, representing 23.4% of net assets.

iSee Note 7 regarding defaulted securities.

jIncome may be received in additional securities and/or cash.

kSee Note 1(e) regarding loan participation notes.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(h) regarding senior floating rate interests.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

oPrincipal amount is stated in 100 Mexican Peso Units.

pThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

qPrincipal amount is stated in 1,000 Brazilian Real Units.

rRedemption price at maturity is adjusted for inflation. See Note 1(j).

sPrincipal amount of security is adjusted for inflation. See Note 1(j).

tSecurity purchased on a when-issued basis. See Note 1(c).

uSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

vThe security was issued on a discount basis with no stated coupon rate.

wA portion or all of the security has been segregated as collateral for open future contracts. At June 30, 2017, the value of this security and/or cash pledged amounted to $268,772, representing less than 0.1% of net assets.

xThe rate shown is the annualized seven-day yield at period end.

Semiannual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts
Euro-Bund	Long	13	$2,403,648	9/07/17	$—	$(41,013)
Long Gilt	Long	46	7,523,816	9/27/17	—	(134,885)
U.S. Treasury 10 Yr. Note Ultra	Long	14	1,887,375	9/20/17	—	(584)
U.S. Treasury Long Bond	Long	22	3,381,125	9/20/17	26,753	—

Total Futures Contracts					$26,753	$(176,482)

Net unrealized appreciation (depreciation)						$(149,729)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Argentine Peso	JPHQ	Buy	27,000,000	1,641,337		8/23/17	$—	$(63,313)
Argentine Peso	JPHQ	Buy	5,500,000	324,675		9/25/17	—	(8,838)
Colombian Peso	JPHQ	Buy	3,000,000,000	970,874		9/25/17	2,828	—
Australian Dollar	DBAB	Sell	8,308,345	6,113,530		10/26/17	—	(264,297)
Australian Dollar	JPHQ	Sell	7,050,000	5,192,572		10/26/17	—	(219,298)
British Pound	DBAB	Buy	1,100,000	1,407,890		10/26/17	30,191	—
British Pound	DBAB	Sell	2,700,000	3,511,755		10/26/17	—	(18,080)
British Pound	JPHQ	Sell	337,472	438,928		10/26/17	—	(2,265)
British Pound	JPHQ	Sell	1,300,000	14,926,644	SEK	10/26/17	85,276	—
Canadian Dollar	JPHQ	Sell	4,600,000	3,378,627		10/26/17	—	(176,440)
Euro	BZWS	Sell	2,561,255	2,805,022		10/26/17	—	(139,522)
Euro	CITI	Sell	2,131,200	2,334,559		10/26/17	—	(115,573)
Euro	DBAB	Sell	992,876	1,088,887		10/26/17	—	(52,572)
Euro	GSCO	Sell	369,000	404,313		10/26/17	—	(19,907)
Euro	HSBK	Sell	142,717	156,317		10/26/17	—	(7,758)
Euro	JPHQ	Sell	17,878,207	19,592,191		10/26/17	—	(961,472)
Indian Rupee	CITI	Buy	4,537,000	68,915		10/26/17	363	—
Indian Rupee	DBAB	Buy	345,556,000	5,258,604		10/26/17	17,839	—
Indian Rupee	HSBK	Buy	144,338,000	2,192,587		10/26/17	11,372	—
Japanese Yen	BZWS	Sell	60,047,000	530,490		10/26/17	—	(6,277)
Japanese Yen	CITI	Sell	42,830,000	378,420		10/26/17	—	(4,442)
Japanese Yen	DBAB	Sell	540,993,500	4,778,039		10/26/17	—	(57,968)
Japanese Yen	HSBK	Sell	147,626,000	1,304,117		10/26/17	—	(15,530)
Japanese Yen	JPHQ	Sell	1,136,286,000	10,038,527		10/26/17	—	(118,872)
Mexican Peso	JPHQ	Buy	54,000,000	2,943,341		10/26/17	—	(22,956)
British Pound	JPHQ	Sell	1,250,000	1,649,375		8/15/18	631	—

Total Forward Exchange Contracts							$148,500	$(2,275,380)

Net unrealized appreciation (depreciation)								$(2,126,880)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

FSI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Sell Protection[c]

Traded Index
CDX.NA.HY.28	5.00%	ICE	$3,400,000	6/20/22	$257,657	$—	$(17,323)	$240,334	Non-Investment Grade

OTC Swap Contracts

Contracts to Buy Protection

Single Name
Best Buy Co. Inc.	5.00%	CITI	2,000,000	6/20/22	(350,107)	—	(5,572)	(355,679)
Kohl’s Corp.	1.00%	CITI	1,300,000	6/20/22	71,495	11,477	—	82,972
Macy’s Retail Holdings Inc.	1.00%	CITI	1,100,000	6/20/22	80,347	4,454	—	84,801

Contracts to Sell Protection[c]

Single Name
Government of Argentina	5.00%	CITI	2,000,000	6/20/22	155,684	564	—	156,248	B
Government of Argentina	5.00%	JPHQ	1,700,000	6/20/22	145,564	—	(12,753)	132,811	B
Government of Brazil	1.00%	FBCO	2,000,000	6/20/22	(128,174)	1,416	—	(126,758)	BB
Government of Colombia	1.00%	JPHQ	3,700,000	6/20/22	(53,075)	—	(8,918)	(61,993)	BBB
Government of Mexico	1.00%	FBCO	1,700,000	6/20/22	(6,431)	—	(3,350)	(9,781)	BBB+

Traded Index
Citibank Bespoke 58 IG/42 HY Equity Tranche 0-3% Index	0.00%	CITI	530,000	6/20/19	(123,688)	29,475	—	(94,213)	Non-Investment Grade
MCDX.NA.28	1.00%	CITI	3,025,000	6/20/22	46,172	2,766	—	48,938	Investment

									Grade
Total OTC Swap Contracts					$(162,213)	$50,152	$(30,593)	$(142,654)

Total Credit Default Swap Contracts					$95,444	$50,152	$(47,916)	$97,680

Net unrealized appreciation (depreciation)						$2,236

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI - 46.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$640,398,536
Cost - Non-controlled affiliates (Note 3e)	57,399,762

Total cost of investments	$697,798,298

Value - Unaffiliated issuers	$638,782,952
Value - Non-controlled affiliates (Note 3e)	59,087,866

Total value of investments	697,870,818
Cash	558,978
Foreign currency, at value (cost $16,360)	16,336
Receivables:
Investment securities sold	3,297,024
Capital shares sold	531,331
Dividends and interest	6,312,410
Due from brokers	1,762,389
OTC swap contracts (upfront payments $509,705)	499,262
Unrealized appreciation on OTC forward exchange contracts	148,500
Unrealized appreciation on OTC swap contracts	50,152

Total assets	711,047,200

Liabilities:
Payables:
Investment securities purchased	38,755,451
Capital shares redeemed	1,334,845
Management fees	306,096
Distribution fees	134,069
Variation margin	22,575
OTC swap contracts (upfront receipts $689,557)	661,475
Unrealized depreciation on OTC forward exchange contracts	2,275,380
Unrealized depreciation on OTC swap contracts	30,593
Deferred tax	70,043
Accrued expenses and other liabilities	182,327

Total liabilities	43,772,854

Net assets, at value	$667,274,346

Net assets consist of:
Paid-in capital	$693,003,582
Undistributed net investment income	7,093,159
Net unrealized appreciation (depreciation)	(2,294,824)
Accumulated net realized gain (loss)	(30,527,571)

Net assets, at value	$667,274,346

FSI-28	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$379,252,685

Shares outstanding	34,447,004

Net asset value and maximum offering price per share	$11.01

Class 2:
Net assets, at value	$211,739,091

Shares outstanding	19,891,201

Net asset value and maximum offering price per share	$10.64

Class 4:
Net assets, at value	$76,282,570

Shares outstanding	6,981,075

Net asset value and maximum offering price per share	$10.93

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Franklin Strategic Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$347,217
Non-controlled affiliates (Note 3e)	1,779,855
Interest	13,646,437

Total investment income	15,773,509

Expenses:
Management fees (Note 3a)	2,009,150
Distribution fees: (Note 3c)
Class 2	258,085
Class 4	136,362
Custodian fees (Note 4)	13,956
Reports to shareholders	83,958
Professional fees	47,585
Trustees’ fees and expenses	1,644
Other	144,273

Total expenses	2,695,013
Expense reductions (Note 4)	(889)
Expenses waived/paid by affiliates (Note 3e)	(183,291)

Net expenses	2,510,833

Net investment income	13,262,676

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(9,304,401)
Non-controlled affiliates (Note 3e)	332,845
Foreign currency transactions	2,499,158
Futures contracts	594,361
Swap contracts	45,207

Net realized gain (loss)	(5,832,830)

Net change in unrealized appreciation (depreciation) on:
Investments	19,353,716
Translation of other assets and liabilities denominated in foreign currencies	(5,655,197)
Futures contracts	(235,198)
Swap contracts	39,348
Change in deferred taxes on unrealized appreciation	(41,940)

Net change in unrealized appreciation (depreciation)	13,460,729

Net realized and unrealized gain (loss)	7,627,899

Net increase (decrease) in net assets resulting from operations	$20,890,575

FSI-30	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$13,262,676	$30,329,844
Net realized gain (loss)	(5,832,830)	(23,035,691)
Net change in unrealized appreciation (depreciation)	13,460,729	47,403,999

Net increase (decrease) in net assets resulting from operations	20,890,575	54,698,152

Distributions to shareholders from:
Net investment income:
Class 1	(11,689,930)	(15,028,686)
Class 2	(6,228,631)	(6,934,919)
Class 4	(2,076,378)	(2,790,452)

Total distributions to shareholders	(19,994,939)	(24,754,057)

Capital share transactions: (Note 2)
Class 1	(17,505,504)	(63,348,838)
Class 2	8,281,516	(7,135,423)
Class 4	(4,160,566)	(16,512,240)

Total capital share transactions	(13,384,554)	(86,996,501)

Net increase (decrease) in net assets	(12,488,918)	(57,052,406)
Net assets:
Beginning of period	679,763,264	736,815,670

End of period	$667,274,346	$679,763,264

Undistributed net investment income included in net assets:
End of period	$7,093,159	$13,825,422

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2017, 69.0% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or traded in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market

FSI-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and TBA basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.

Semiannual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the

FSI-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT subsidiary. FT subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2017, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2017, the net assets of FT subsidiary were $8,904,907, representing 1.3% of the Fund’s consolidated net assets. The Fund’s investment in FT subsidiary is limited to 25% of consolidated assets.

g. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are

Semiannual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Senior Floating Rate Interests (continued)

generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FSI-36	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	341,390	$3,804,879	468,712	$5,060,377
Shares issued in reinvestment of distributions	1,057,912	11,689,929	1,427,226	15,028,686
Shares redeemed	(2,951,081)	(33,000,312)	(7,769,695)	(83,437,901)

Net increase (decrease)	(1,551,779)	$(17,505,504)	(5,873,757)	$(63,348,838)

Class 2 Shares:
Shares sold	1,947,827	$21,055,464	2,848,537	$29,648,040
Shares issued in reinvestment of distributions	583,205	6,228,631	679,894	6,934,919
Shares redeemed	(1,759,175)	(19,002,579)	(4,217,745)	(43,718,382)

Net increase (decrease)	771,857	$8,281,516	(689,314)	$(7,135,423)

Class 4 Shares:
Shares sold	155,424	$1,717,526	197,446	$2,112,111
Shares issued in reinvestment of distributions	189,278	2,076,378	267,029	2,790,452
Shares redeemed	(718,470)	(7,954,470)	(2,012,761)	(21,414,803)

Net increase (decrease)	(373,768)	$(4,160,566)	(1,548,286)	$(16,512,240)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officer and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.599% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	2,590,404	—	(508,543)	2,081,861	$21,942,813	$1,015,897	$310,211	6.4%
Franklin Middle Tier Floating Rate Fund	2,175,846	—	(150,895)	2,024,951	20,330,512	716,353	22,634	6.7%
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	27,288,407	79,977,678	(90,451,544)	16,814,541	16,814,541	47,605	—	0.1%

Total					$59,087,866	$1,779,855	$332,845

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	1,731,758
Long term	22,864,360

Total capital loss carryforwards	24,596,118

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$700,063,407

Unrealized appreciation	$25,281,304
Unrealized depreciation	(27,473,893)

Net unrealized appreciation (depreciation)	$(2,192,589)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $371,492,085 and $369,803,636, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2017, the Fund had 42.0% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

7. Credit Risk and Defaulted Securities (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2017, the aggregate value of these securities was $2,547,375, representing 0.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
14,792,309	Holdco 2, A	2/08/13 - 2/01/17	$114,768	$11,296
1,472,041	Holdco 2, B	2/01/17	1,093	1,124
20,905	Warrior Met Coal Inc.	5/29/14 - 11/13/14	2,911,693	341,985

	Total Restricted Securities (Value is 0.1% of Net Assets)		$3,027,554	$354,405

9. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$26,753	[a]	Variation margin	$176,482	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	148,500		Unrealized depreciation on OTC forward exchange contracts	2,275,380
Credit contracts				Variation margin	17,323	[a]
	OTC swap contracts (Upfront payments)	499,262		OTC swap contracts (Upfront receipts)	661,475
	Unrealized appreciation on OTC swap contracts	50,152		Unrealized depreciation on OTC swap contract	30,593
Value recovery instruments	Investments in securities, at value	764,559

Totals		$1,489,226			$3,161,253

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Consolidated Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$594,361		Futures contracts	$(235,198)
Foreign exchange contracts	Foreign currency transactions	2,610,364	[a]	Translation of other assets and liabilities denominated in foreign currencies	(5,673,784)[a]
Credit contracts	Swap contracts	45,207		Swap contracts	39,348
Value recovery instruments				Investments	169,199

Totals		$3,249,932			$(5,700,435)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Futures Contracts	$18,216,884
Swap contracts	$9,641,579
Forward exchange contracts	$81,242,068
VRI	$667,581

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets	[a]	Liabilities	[a]
Derivatives
Forward exchange contracts	$148,500		$2,275,380
Swap contracts	549,414		692,068

Total	$697,914		$2,967,448

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$—	$—	$—	$—		$—
CITI	402,797	(402,797)	—	—		—
DBAB	48,030	(48,030)	—	—		—
FBCO	1,416	(1,416)	—	—		—
GSCO	—	—	—	—		—
HSBK	11,372	(11,372)	—	—		—
JPHQ	234,299	(234,299)	—	—		—

Total	$697,914	$(697,914)	$—	$—		$—

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged [b]	Net Amount (Not less than zero)
Counterparty
BZWS	$145,799	$—	$—	$—	$145,799
CITI	599,382	(402,797)	—	—	196,585
DBAB	392,917	(48,030)	—	(240,000)	104,887
FBCO	137,955	(1,416)	—	(130,000)	6,539
GSCO	19,907	—	—	—	19,907
HSBK	23,288	(11,372)	—	—	11,916
JPHQ	1,648,200	(234,299)	—	(1,210,000)	203,901

Total	$2,967,448	$(697,914)	$—	$(1,580,000)	$689,534

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-46.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

11. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—		$8,841,736		$8,841,736
Energy	2,514,506	196,615		3,553		2,714,674
Materials	32,614	110		341,985		374,709
Retailing	—	—		12,420		12,420
Transportation	—	194,263		—		194,263
All Other Equity Investments[b]	42,704,643	—		—		42,704,643
Convertible Bonds	—	1,376,004		—		1,376,004
Corporate Bonds	—	300,073,021		49,707		300,122,728
Senior Floating Rate Interests	—	66,449,260	[c]	—		66,449,260
Foreign Government and Agency Securities	—	50,819,900		—		50,819,900
U.S. Government and Agency Securities	—	49,518,353		—		49,518,353
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	81,748,999		—		81,748,999
Mortgage-Backed Securities	—	63,617,503		—		63,617,503
Municipal Bonds	—	12,134,197		—		12,134,197
Escrows and Litigation Trusts	—	22,500		34,800	[c]	57,300
Short Term Investments	17,184,129	—		—		17,184,129

Total Investments in Securities	$62,435,892	$626,150,725		$9,284,201		$697,870,818

Other Financial Instruments:
Futures Contracts	$26,753	$—		$—		$26,753
Forward Exchange Contracts	—	148,500		—		148,500
Swap Contracts	—	50,152		—		50,152

Total Other Financial Instruments	$26,753	$198,652		$—		$225,405

Liabilities:
Other Financial Instruments:
Futures Contracts	$176,482	$—		$—		$176,482
Forward Exchange Contracts	—	2,275,380		—		2,275,380
Swap Contracts	—	47,916		—		47,916

Total Other Financial Instruments	$176,482	$2,323,296		$—		$2,499,778

aIncludes common and convertible preferred stocks and management investment companies as well as other equity interests.

bFor detailed categories, see the accompanying Consolidated Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2017, the reconciliation of assets is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3	[a]	Transfer Out of Level 3 [b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Services	$8,913,040		$—	$—	$—		$—	$—	$—	$(71,304)	$8,841,736		$(71,304)
Energy	1,305,543	[d]	—	—	—		(1,051,255)	—	—	(250,735)	3,553		3,553
Materials	—		—	—	357,475		—	—	—	(15,490)	341,985		(15,490)
Retailing	—		—	—	12,097		—	—	—	323	12,420		323
Corporate Bonds	—		—	—	49,707		—	—	—	—	49,707		—
Escrows and Litigation Trusts	72,300	[d]	—	—	—		(37,500)	—	—	—	34,800	[d]	—

Total	$10,290,883		$—	$—	$419,279		$(1,088,755)	$—	$—	$(337,206)	$9,284,201		$(82,918)

aThe investments were transferred into Level 3 as result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input. May include amounts related to a corporate action.

cIncludes common as well as other equity investments.

dIncludes securities determined to have no value.

Level 3 investments include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable. They may also include fair value of immaterial financial instruments and/or other assets developed using various valuation techniques and unobservable inputs.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage

CITI	Citigroup, Inc.	EUR	Euro	CDA	Community Development Authority/Agency

DBAB	Deutsche Bank AG	GBP	British Pound	CDO	Collateralized Debt Obligation

FBCO	Credit Suisse International	IDR	Indonesian Rupiah	CLO	Collateralized Loan Obligation

GSCO	The Goldman Sachs Group, Inc.	MXN	Mexican Peso	FRN	Floating Rate Note

HSBK	HSBC Bank PLC	MYR	Malaysian Ringgit	GDP	Gross Domestic Product

ICE	Intercontinental Exchange	SEK	Swedish krona	GO	General Obligation

JPHQ	JP Morgan Chase & Co.			HDC	Housing Development Corp.

				PCR	Pollution Control Revenue

				PIK	Payment-In-Kind

				SF	Single Family

				VRI	Value Recovery Instruments

Index Abbreviation

CDX.NA.HY.28	CDX North America High Yield Index

MCDX.NA.28	MCDX North America Index

FSI-46	Semiannual Report

Templeton Developing Markets VIP Fund

We are pleased to bring you Templeton Developing Markets VIP Fund’s semiannual report for the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +21.20% total return* for the six-month period ended June 30, 2017.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index generated a +18.60% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index produced a +18.74% total return for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. India’s economy grew at a slower pace in the March 2017 quarter compared to the prior-year period, as consumer spending growth slowed and investment declined following the government’s demonetization program that recalled large-denominated currency notes from circulation. Russia’s economy grew in the first quarter of 2017 compared to the prior-year period, driven by growth in mining, manufacturing, trade and transportation. Brazil’s economy contracted at a slower rate in 2017’s first quarter compared to the prior-year period, but it grew compared to the previous quarter, as export growth offset a small decline in consumer spending and contraction in investment and public spending. Following a quarterly decline in 2016’s fourth quarter, South Africa’s economy fell into recession in 2017’s first quarter as gross domestic product contracted due largely to trade and manufacturing declines. Among other emerging markets, South Korea’s, Taiwan’s and Hungary’s economies continued to grow.

Several central banks, including those of Mexico and Turkey, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of Chile, lowered their benchmark interest rates to promote economic growth. The Bank of Russia reduced its key interest rate several times, but noted at its June meeting that it would implement moderately tight monetary conditions to maintain inflation. Brazil’s central bank cut its benchmark interest rate several times during the period to spur economic growth. China’s,

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TD-2	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

India’s and South Africa’s central banks left their benchmark interest rates unchanged during the period.

Emerging market stocks rose significantly during the six months under review, as corporate earnings growth and encouraging economic data from China and other emerging market countries helped offset investor concerns about lower commodity prices and various geopolitical tensions. Further supporting stocks were emerging market currencies’ overall strength against the U.S. dollar and subsiding concerns about the potential for a protectionist U.S. trade policy. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +18.60% total return for the six months ended June 30, 2017.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included investments in Samsung Electronics, Tencent Holdings and Brilliance China Automotive Holdings.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. The company is also a leading supplier of memory chips for high-end phones and is a key provider of organic light-emitting diodes (OLED) displays. Key drivers of the stock price included strong first-quarter 2017 corporate results, robust second-quarter earnings guidance, proposed share buybacks and announcement of a cancelation of all existing Treasury shares. Strong demand for Samsung’s new high-end smartphone, the Galaxy S8, which was released in March 2017, also supported sentiment.

Tencent is one of the world’s largest and most widely used Internet service portals. The company provides value-added Internet, mobile and telecommunication services and online advertising under the strategic goal of providing users with

Top 10 Countries
6/30/2017
% of Total Net Assets
China	21.3%
South Korea	16.7%
Taiwan	12.0%
India	7.9%
South Africa	6.9%
Russia	6.4%
Brazil	4.5%
Thailand	3.9%
Indonesia	3.5%
U.K.	3.3%

“one-stop online lifestyle services.” Over the last decade, Tencent has maintained steady growth under its user-oriented operating strategies. Internet stocks in China rebounded in the first half of 2017 following pressure in the fourth quarter of 2016. Tencent’s shares further benefited from a better-than-expected double-digit increase in first-quarter revenues, driven by the online gaming, online advertising and social networking segments.

Brilliance China Automotive manufactures and sells automobiles to the Chinese domestic market, predominantly through its joint venture with German luxury car manufacturer BMW. The company announced an in-line set of figures for 2016, and better-than-expected first-quarter 2017 earnings growth driven by strong sales growth. Expectations for a continuation of strong sales momentum in the second half of 2017, supported by resilient luxury car demand and the continued rise of China’s upper middle class also drove share price performance over the period. An encouraging outlook based upon new vehicle launches, increased financing revenues, a supportive macroeconomic environment and attractive valuations further supported investor sentiment in the stock.

In contrast, key detractors included positions in IMAX, LUKOIL and Glenmark Pharmaceuticals.

IMAX is one of the world’s leading entertainment technology companies, specializing in immersive motion picture technologies. The company combines proprietary software, theater architecture and equipment to create high-quality motion picture experiences. Its systems are used globally, including a notable market position in China. Gross profit margin for first-quarter 2017 was down from first-quarter 2016, when box-office figures were helped by a stronger movie slate.

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TEMPLETON DEVELOPING MARKETS VIP FUND

In June, the company announced a cost-cutting program and proposed further share buybacks.

LUKOIL is a Russia-based energy company primarily involved in the exploration, production, marketing and refining of oil and oil-related products. The company is one of the world’s largest oil companies in terms of reserves. Although the company delivered first-quarter 2017 results that beat expectations, its shares underperformed due to weak investor sentiment in the Russian market in general and a decline in crude oil prices. After surging 55.93% in U.S. dollar terms in 2016, the Russian market gave back some of those gains in the first half of 2017, with the MSCI Russia Index declining 13.96%. Key reasons for the correction were a decline in oil prices and geopolitical worries, including additional U.S. sanctions.

Glenmark Pharmaceuticals is an Indian manufacturer of generic drugs and pharmaceutical ingredients. Glenmark produces formulation products in areas such as oncology, respiratory and cardiac. It also researches and develops its own chemical and biological entities. In addition to India, the U.S. is its main market. Its share price declined significantly in May as the company announced weaker-than-expected first-quarter 2017 operating performance with disappointing revenue growth. Sales in India were impacted by the government’s demonetization program to recall large-denominated currency notes, while price declines and lower sales for a cholesterol-lowering drug pressured sales in the U.S.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2017, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Top 10 Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.4%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.2%
Naspers Ltd. Media, South Africa	5.5%
Brilliance China Automotive Holdings Ltd. Automobiles, China	4.7%
Alibaba Group Holding Ltd. Internet Software & Services, China	3.4%
Unilever PLC Personal Products, U.K.	3.2%
Tencent Holdings Ltd. Internet Software & Services, China	3.1%
Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	3.0%
ICICI Bank Ltd. Banks, India	2.4%
Astra International Tbk PT Automobiles, Indonesia	2.0%

During the past six months, we increased the Fund’s holdings in Russia, South Korea, Mexico and the Czech Republic as we continued to invest in opportunities we considered to be attractive. In sector terms, we added to the Fund’s holdings in financials, health care and materials.2 Key purchases included a new position in Sberbank of Russia, the country’s leading bank. We also increased investments in South Korea-listed POSCO, one of the world’s largest steel producers, and Alibaba Group Holding, China’s largest e-commerce company.

Conversely, we conducted some sales to focus on stocks we considered to be more attractively valued within our investment universe. We reduced the Fund’s investments in Brazil, South Africa and the U.K. and made some sales in China. In sector terms, we reduced holdings in industrials and consumer staples and conducted some sales in information technology (IT).3 Key sales included reducing holdings in the aforementioned Tencent and in Brazilian financial conglomerate Itau Unibanco Holding.

2. The financials sector comprises banks, diversified financial services and insurance in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

3. The industrials sector comprises construction and engineering, distributors, trading companies and distributors, and transportation infrastructure in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

TD-4	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

We also closed the Fund’s position in Remgro, a South African holding company with interests in food, finance and health care.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,212.00	$9.32		$1,016.36	$8.50		1.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TD-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014		2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.42	$6.37	$9.27	$10.26		$10.58	$9.50

Income from investment operations[a]:

Net investment income[b]	0.04	0.05	0.06	0.15	[c]	0.13	0.19

Net realized and unrealized gains (losses)	1.54	1.08	(1.63)	(0.97)		(0.22)	1.06

Total from investment operations	1.58	1.13	(1.57)	(0.82)		(0.09)	1.25

Less distributions from:

Net investment income	(0.11)	(0.08)	(0.20)	(0.17)		(0.23)	(0.17)

Net realized gains	—	—	(1.13)	—		—	—

Total distributions	(0.11)	(0.08)	(1.33)	(0.17)		(0.23)	(0.17)

Redemption fees	—	—	—	—	[d]	— [d]	— [d]

Net asset value, end of period	$8.89	$7.42	$6.37	$9.27		$10.26	$10.58

Total return[e]	21.28%	17.79%	(19.42)%	(8.09)%		(0.73)%	13.40%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.36%	1.38%	1.33%	1.36%		1.35%	1.35%

Expenses net of waiver and payments by affiliates	1.35% [g]	1.36%	1.32%	1.36%	[h]	1.35%	1.35%

Net investment income	1.03%	0.79%	0.74%	1.51%	[c]	1.25%	1.93%

Supplemental data

Net assets, end of period (000’s)	$96,653	$82,596	$77,000	$114,487		$145,707	$203,568

Portfolio turnover rate	8.54%	26.78%	71.69%	82.87%		44.59%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014		2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.36	$6.32	$9.20	$10.19		$10.50	$9.42

Income from investment operations[a]:

Net investment income[b]	0.03	0.04	0.04	0.12	[c]	0.10	0.17

Net realized and unrealized gains (losses)	1.53	1.06	(1.61)	(0.96)		(0.21)	1.05

Total from investment operations	1.56	1.10	(1.57)	(0.84)		(0.11)	1.22

Less distributions from:

Net investment income	(0.09)	(0.06)	(0.18)	(0.15)		(0.20)	(0.14)

Net realized gains	—	—	(1.13)	—		—	—

Total distributions	(0.09)	(0.06)	(1.31)	(0.15)		(0.20)	(0.14)

Redemption fees	—	—	—	—	[d]	— [d]	— [d]

Net asset value, end of period	$8.83	$7.36	$6.32	$9.20		$10.19	$10.50

Total return[e]	21.19%	17.44%	(19.60)%	(8.39)%		(0.92)%	13.16%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.61%	1.63%	1.58%	1.61%		1.60%	1.60%

Expenses net of waiver and payments by affiliates	1.60% [g]	1.61%	1.57%	1.61%	[h]	1.60%	1.60%

Net investment income	0.78%	0.54%	0.49%	1.26%	[c]	1.00%	1.68%

Supplemental data

Net assets, end of period (000’s)	$241,493	$205,151	$192,120	$250,813		$274,683	$291,638

Portfolio turnover rate	8.54%	26.78%	71.69%	82.87%		44.59%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014		2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.39	$6.34	$9.22	$10.20		$10.50	$9.42

Income from investment operations[a]:

Net investment income[b]	0.03	0.03	0.03	0.12	[c]	0.10	0.16

Net realized and unrealized gains (losses)	1.54	1.06	(1.62)	(0.97)		(0.21)	1.04

Total from investment operations	1.57	1.09	(1.59)	(0.85)		(0.11)	1.20

Less distributions from:

Net investment income	(0.08)	(0.04)	(0.16)	(0.13)		(0.19)	(0.12)

Net realized gains	—	—	(1.13)	—		—	—

Total distributions	(0.08)	(0.04)	(1.29)	(0.13)		(0.19)	(0.12)

Redemption fees	—	—	—	—	[d]	— [d]	— [d]

Net asset value, end of period	$8.88	$7.39	$6.34	$9.22		$10.20	$10.50

Total return[e]	21.20%	17.32%	(19.70)%	(8.48)%		(1.07)%	13.06%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.71%	1.73%	1.68%	1.71%		1.70%	1.70%

Expenses net of waiver and payments by affiliates	1.70% [g]	1.71%	1.67%	1.71%	[h]	1.70%	1.70%

Net investment income	0.68%	0.44%	0.39%	1.16%	[c]	0.90%	1.58%

Supplemental data

Net assets, end of period (000’s)	$6,602	$6,377	$7,109	$11,106		$15,225	$23,341

Portfolio turnover rate	8.54%	26.78%	71.69%	82.87%		44.59%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Templeton Developing Markets VIP Fund
		Industry	Shares	Value
	Common Stocks 94.3%
	Belgium 1.0%
	Anheuser-Busch InBev SA/NV	Beverages	31,970	$3,531,630

	Brazil 1.1%
a	B2W Cia Digital	Internet & Direct Marketing Retail	183,800	648,853
	B3 SA - Brasil Bolsa Balcao	Capital Markets	55,400	330,135
	M Dias Branco SA	Food Products	136,200	2,025,997
	Mahle-Metal Leve SA	Auto Components	136,600	801,650

				3,806,635

	Cambodia 0.7%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	4,824,000	2,533,176

	China 21.3%
a	Alibaba Group Holding Ltd., ADR	Internet Software & Services	82,310	11,597,479
	BAIC Motor Corp. Ltd., H	Automobiles	1,686,100	1,634,757
a	Baidu Inc., ADR	Internet Software & Services	19,190	3,432,323
	Bloomage Biotechnology Corp. Ltd.	Chemicals	772,000	1,483,142
	Brilliance China Automotive Holdings Ltd.	Automobiles	8,909,300	16,226,217
	China Life Insurance Co. Ltd., H	Insurance	539,000	1,646,460
	China Mobile Ltd.	Wireless Telecommunication Services	490,500	5,204,819
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	5,918,000	4,616,006
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	1,465,500	1,604,819
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	1,069,334	1,254,535
	Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	800,620
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	556,500	573,195
	NetEase Inc., ADR	Internet Software & Services	13,224	3,975,531
	Ping An Insurance Group Co. of China Ltd., A	Insurance	611,929	4,476,055
	Poly Culture Group Corp. Ltd., H	Media	229,200	542,489
	Tencent Holdings Ltd.	Internet Software & Services	299,900	10,724,227
	Uni-President China Holdings Ltd.	Food Products	3,563,300	2,879,757
	Weifu High-Technology Co. Ltd., B	Auto Components	334,339	790,483

				73,462,914

	Czech Republic 0.4%
	Moneta Money Bank AS	Banks	390,403	1,308,060

	Hong Kong 2.5%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	149,333	1,176,744
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	1,731,200	3,849,205
	Sands China Ltd.	Hotels, Restaurants & Leisure	807,600	3,697,826

				8,723,775

	Hungary 1.4%
	Richter Gedeon Nyrt	Pharmaceuticals	177,170	4,631,514

	India 7.9%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	35,390	1,157,130
	Biocon Ltd.	Biotechnology	889,725	4,558,085
	Coal India Ltd.	Oil, Gas & Consumable Fuels	338,475	1,279,364
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	292,323	2,862,612
	ICICI Bank Ltd.	Banks	1,806,409	8,110,950
	Infosys Ltd.	IT Services	183,099	2,650,855
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	118,700	2,534,912
	Tata Chemicals Ltd.	Chemicals	238,500	2,240,136
	Tata Motors Ltd., A	Automobiles	401,271	1,635,015

				27,029,059

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Indonesia 3.5%
	Astra International Tbk PT	Automobiles	10,115,100	$6,773,759
	Bank Danamon Indonesia Tbk PT	Banks	5,707,000	2,194,588
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	6,697,400	1,130,681
	Semen Indonesia (Persero) Tbk PT	Construction Materials	2,764,700	2,074,432

				12,173,460

	Kenya 0.4%
	Equity Group Holdings Ltd.	Banks	3,712,900	1,351,610

	Mexico 1.9%
	Grupo Financiero Santander Mexico SAB de CV, B, ADR	Banks	545,057	5,254,349
	Nemak SAB de CV	Auto Components	1,426,300	1,368,299

				6,622,648

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	170,327	73,447

	Pakistan 1.2%
	Habib Bank Ltd.	Banks	1,550,000	3,988,966

	Peru 0.8%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	243,390	2,798,985

	Philippines 0.2%
	BDO Unibank Inc.	Banks	327,469	805,350

	Russia 6.4%
	Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	666,900	2,639,590
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	56,700	2,761,290
	LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	38,600	1,879,820
a,b	Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	179,485	4,729,430
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	137,400	1,896,120
	Sberbank of Russia PJSC, ADR	Banks	402,166	4,162,418
a	Yandex NV, A	Internet Software & Services	150,078	3,938,047

				22,006,715

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	25,706	387,233

	South Africa 6.9%
	Massmart Holdings Ltd.	Food & Staples Retailing	293,714	2,366,220
	MTN Group Ltd.	Wireless Telecommunication Services	276,096	2,405,601
	Naspers Ltd., N	Media	97,448	18,938,197

				23,710,018

	South Korea 16.7%
	Daelim Industrial Co. Ltd.	Construction & Engineering	53,442	4,154,261
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	33,470	2,499,441
	Hankook Tire Co. Ltd.	Auto Components	21,600	1,199,864
	Hanon Systems	Auto Components	292,362	2,630,142
	Hite Jinro Co. Ltd.	Beverages	64,320	1,308,950
	Hyundai Development Co-Engineering & Construction	Construction & Engineering	126,830	5,200,902
	iMarketkorea Inc.	Trading Companies & Distributors	70,490	837,312
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	142,053	750,632
	KT Skylife Co. Ltd.	Media	176,060	2,514,198
	POSCO	Metals & Mining	13,592	3,407,111
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	12,367	25,675,246
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	113,860	6,702,737

Semiannual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	Youngone Corp.	Textiles, Apparel & Luxury Goods	22,200	$661,193

				57,541,989

	Taiwan 12.0%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	357,000	4,269,576
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	2,700,500	10,395,423
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	14,000	2,233,994
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	973,800	3,053,338
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,100,000	21,265,710

				41,218,041

	Thailand 3.9%
	Kasikornbank PCL, fgn	Banks	619,500	3,643,581
	Kiatnakin Bank PCL, fgn	Banks	1,009,800	2,128,558
	Land and Houses PCL, fgn	Real Estate Management & Development	4,853,900	1,459,604
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	584,500	1,486,236
	Siam Commercial Bank PCL, fgn	Banks	306,400	1,404,635
	Thai Beverage PCL, fgn	Beverages	5,290,600	3,458,411

				13,581,025

	United Kingdom 3.3%
	Unilever PLC	Personal Products	206,804	11,192,430

	United States 0.7%
a	IMAX Corp.	Media	114,064	2,509,408

	Total Common Stocks (Cost $249,026,842)			324,988,088

c	Participatory Notes 1.2%
	Saudi Arabia 1.2%
	Deutsche Bank AG/London, Samba Financial Group, 8/03/20	Banks	143,055	989,901
	HSBC Bank PLC, Saudi Basic Industries Corp., 1/22/18	Chemicals	118,213	3,215,265

	Total Participatory Notes (Cost $3,355,684)			4,205,166

	Preferred Stocks 3.4%
	Brazil 3.4%
d	Banco Bradesco SA, 4.12%, ADR, pfd	Banks	627,815	5,336,428
d	Itau Unibanco Holding SA, 5.137%, ADR, pfd	Banks	589,962	6,519,080

	Total Preferred Stocks (Cost $6,333,400)			11,855,508

	Total Investments before Short Term Investments (Cost $258,715,926)			341,048,762

TD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Shares	Value
	Short Term Investments (Cost $3,394,033) 1.0%
	Money Market Funds 1.0%
	United States 1.0%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	3,394,033	$3,394,033

	Total Investments (Cost $262,109,959) 99.9%		344,442,795
	Other Assets, less Liabilities 0.1%		304,507

	Net Assets 100.0%		$344,747,302

See Abbreviations on page TD-23.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the value of this security was $4,729,430, representing 1.4% of net assets.

cSee Note 1(c) regarding Participatory Notes.

dVariable rate security. The rate shown represents the yield at period end.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

Semiannual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$258,715,926
Cost - Non-controlled affiliates (Note 3e)	3,394,033

Total cost of investments	$262,109,959

Value - Unaffiliated issuers	$341,048,762
Value - Non-controlled affiliates (Note 3e)	3,394,033

Total value of investments	344,442,795
Receivables:
Investment securities sold	117,889
Capital shares sold	231,148
Dividends.	1,267,290
Foreign tax	23,735
Other assets	202

Total assets	346,083,059

Liabilities:
Payables:
Investment securities purchased	83,938
Capital shares redeemed	416,379
Management fees	352,000
Distribution fees	105,050
Reports to shareholders	73,589
Deferred tax	236,544
Accrued expenses and other liabilities	68,257

Total liabilities	1,335,757

Net assets, at value	$344,747,302

Net assets consist of:
Paid-in capital	$294,801,597
Distributions in excess of net investment income	(3,913,862)
Net unrealized appreciation (depreciation)	82,066,897
Accumulated net realized gain (loss)	(28,207,330)

Net assets, at value	$344,747,302

Class 1:
Net assets, at value	$96,653,027

Shares outstanding	10,866,797

Net asset value and maximum offering price per share	$8.89

Class 2:
Net assets, at value	$241,492,621

Shares outstanding	27,348,017

Net asset value and maximum offering price per share	$8.83

Class 4:
Net assets, at value	$6,601,654

Shares outstanding	743,522

Net asset value and maximum offering price per share	$8.88

TD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Developing Markets VIP Fund
Investment income:
Dividends: (net of foreign taxes of $671,504)
Unaffiliated issuers	$3,883,788
Non-controlled affiliates (Note 3e)	7,086

Total investment income	3,890,874

Expenses:
Management fees (Note 3a)	2,033,073
Distribution fees: (Note 3c)
Class 2	286,240
Class 4	11,451
Custodian fees (Note 4)	52,054
Reports to shareholders	84,976
Registration and filing fees	1,189
Professional fees	33,436
Trustees’ fees and expenses	662
Other	12,256

Total expenses	2,515,337
Expense reductions (Note 4)	(92)
Expenses waived/paid by affiliates (Note 3e)	(8,295)

Net expenses	2,506,950

Net investment income	1,383,924

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,089,640
Foreign currency transactions	104,255

Net realized gain (loss)	11,193,895

Net change in unrealized appreciation (depreciation) on:
Investments	49,611,553
Translation of other assets and liabilities denominated in foreign currencies	4,184
Change in deferred taxes on unrealized appreciation	32,849

Net change in unrealized appreciation (depreciation)	49,648,586

Net realized and unrealized gain (loss)	60,842,481

Net increase (decrease) in net assets resulting from operations	$62,226,405

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$1,383,924	$1,776,761
Net realized gain (loss)	11,193,895	10,092,119
Net change in unrealized appreciation (depreciation)	49,648,586	34,428,227

Net increase (decrease) in net assets resulting from operations	62,226,405	46,297,107

Distributions to shareholders from:
Net investment income:
Class 1	(1,158,124)	(875,959)
Class 2	(2,409,152)	(1,674,699)
Class 4	(56,318)	(44,436)

Total distributions to shareholders	(3,623,594)	(2,595,094)

Capital share transactions: (Note 2)
Class 1	(2,213,100)	(6,421,627)
Class 2	(4,783,739)	(17,591,736)
Class 4	(982,491)	(1,794,556)

Total capital share transactions	(7,979,330)	(25,807,919)

Net increase (decrease) in net assets	50,623,481	17,894,094
Net assets:
Beginning of period	294,123,821	276,229,727

End of period	$344,747,302	$294,123,821

Distributions in excess of net investment income included in net assets:
End of period	$(3,913,862)	$(1,674,192)

TD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices.

Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Semiannual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

TD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	689,630	$5,752,411	1,670,412	$11,807,302
Shares issued in reinvestment of distributions	132,055	1,158,124	130,351	875,960
Shares redeemed	(1,090,182)	(9,123,635)	(2,747,707)	(19,104,889)

Net increase (decrease)	(268,497)	$(2,213,100)	(946,944)	$(6,421,627)

Class 2 Shares:
Shares sold	3,923,463	$32,364,912	6,851,485	$48,325,937
Shares issued in reinvestment of distributions	276,596	2,409,152	251,080	1,674,699
Shares redeemed	(4,732,334)	(39,557,803)	(9,617,120)	(67,592,372)

Net increase (decrease)	(532,275)	$(4,783,739)	(2,514,555)	$(17,591,736)

Semiannual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	24,562	$206,936	84,033	$595,503
Shares issued in reinvestment of distributions	6,436	56,318	6,622	44,436
Shares redeemed	(150,274)	(1,245,745)	(348,788)	(2,434,495)

Net increase (decrease)	(119,276)	$(982,491)	(258,133)	$(1,794,556)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 1.243% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

TD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	4,395,622	33,884,277	(34,885,866)	3,394,033	$3,394,033	$7,086	$—	0.0%	[a]

aRounds to less than 0.1%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$19,728,638
Long term	13,677,912

Total capital loss carryforwards	$33,406,550

Semiannual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

5. Income Taxes (continued)

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$272,491,891

Unrealized appreciation	$94,555,997
Unrealized depreciation	(22,605,093)

Net unrealized appreciation (depreciation)	$71,950,904

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $27,509,930 and $36,956,196, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At June 30, 2017, the Fund had 6.4% of its net assets invested in Russia.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

TD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$336,843,596	$—	$—	$336,843,596
Participatory Notes	—	4,205,166	—	4,205,166
Short Term Investments	3,394,033	—	—	3,394,033

Total Investments in Securities	$340,237,629	$4,205,166	$—	$344,442,795

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Semiannual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0202	$0.1271
Class 2	$0.0202	$0.1083
Class 4	$0.0202	$0.0952

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TD-24	Semiannual Report

Templeton Foreign VIP Fund

This semiannual report for Templeton Foreign VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +9.94% total return* for the six-month period ended June 30, 2017.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI All Country (ACWI) ex USA Index, generated a +14.45% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI.2 Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world toward period-end.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries. 3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TF-2	Semiannual Report

TEMPLETON FOREIGN VIP FUND

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio generated positive returns and contributed to absolute performance. Relative to the Fund’s benchmark, the MSCI ACWI ex USA Index, key contributors

Top 10 Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.7%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	2.7%
BP PLC Oil, Gas & Consumable Fuels, U.K.	2.5%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.5%
Standard Chartered PLC Banks, U.K.	2.3%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.3%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.2%
Roche Holding AG Pharmaceuticals, Switzerland	2.2%
Baidu Inc. Internet Software & Services, China	2.1%
SBM Offshore NV Energy Equipment & Services, Netherlands	2.1%

included stock selection in the financials sector, especially in banks.4 Notably, our positions in South Korean banking firms Hana Financial Group and KB Financial Group helped performance. Shares of both banks benefited from solid earnings reports and the general belief among market participants that interest rates and net interest margins in South Korea are improving. Further supporting share prices were signs that South Korea’s new government would pursue fiscal stimulus measures, reform the rigid corporate chaebol (large, mostly family-owned, business conglomerates) structure and normalize economic ties with China.

Stock selection in the telecommunication services sector also supported relative performance, notably SoftBank Group (Japan).5 Its shares rose to the highest levels in nearly two decades after the firm’s majority-owned U.S. telecommunications subsidiary, Sprint,6 reported better-than-expected sales and subscriber growth. The higher share price also reflected rising optimism that SoftBank might be able to execute a long-desired merger between Sprint and another major U.S. mobile operator, T-Mobile U.S.,6 under a new Republican administration. SoftBank Chairman Masayoshi Son recently

4. The financials sector comprises banks, capital markets and insurance in the SOI.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

6. Not a Fund holding.

Semiannual Report	TF-3

TEMPLETON FOREIGN VIP FUND

met with President Donald Trump and pledged to invest US$50 billion and create 50,000 jobs in the U.S., an indication that SoftBank is working to curry favor with the new administration to facilitate a deal that, if executed, we believe could represent a potential share price catalyst. Elsewhere at SoftBank, the core Japanese telecommunications business is providing strong, stable free cash flow; Chinese technology subsidiary Alibaba Group Holding6 continues to realize outsized growth; and the newly acquired U.K. semiconductor manufacturer ARM Holdings,6 while expensive and value-destructive in the near term, in our view, offers another exciting long-term growth driver.

Key individual contributors included investments in semiconductor and consumer electronics company Samsung Electronics (South Korea); technology hardware, storage and peripherals company Catcher Technology (Taiwan); home electric appliance company Haier Electronics Group (China); biotechnology company MorphoSys7 (Germany); and banking firm Standard Chartered (U.K.). Samsung’s stock benefited from record first-quarter earnings and the company’s cancelation of billions of U.S. dollars’ worth of its Treasury shares, which sparked a raft of earnings upgrades from Wall Street analysts. Although sentiment on the stock is beginning to improve as results highlight operational progress, our analysis indicates to us that the market continues to undervalue the sustainability of Samsung’s dominant, low-cost position in core markets due to excessive focus on problem areas of lesser business impact. With its shares trading at what we considered low valuation multiples and the company holding a large net cash position, Samsung’s improving business mix shift and increasing focus on shareholder returns remain significantly undervalued, in our analysis.

In contrast, stock selection and an overweighting in the energy sector weighed on relative results.8 Within energy, our positions in energy equipment and services companies Petrofac9 (U.K.) and Precision Drilling7 (Canada); and oil and gas companies Cenovus Energy (Canada), BP (U.K.) and Royal Dutch Shell (U.K.) hurt relative returns.

Stock selection in the materials sector also hampered relative results, notably our positions in gold producer Eldorado Gold (Canada) and precious metals company Wheaton Precious Metals (Canada).10

Key individual detractors included drugmaker Teva Pharmaceutical Industries (Israel), insurance firm Aegon (Netherlands) and automobile producer Nissan Motor (Japan). Teva’s share price fell after the company reported declining profits and investors worried about an ongoing leadership transition and the loss of U.S. patent protection on a key multiple sclerosis drug. Many market participants remained concerned about Teva’s ability to bring new products to fruition and grow its global generic franchise.

From a geographic perspective, stock selection in Asia contributed to relative performance, particularly investments in South Korea, Taiwan and Japan, although positions in China and Hong Kong hindered results. In contrast, stock selection in Europe detracted from relative performance, especially positions in the U.K., Italy and the Netherlands, although investments in Germany aided results. Stock selection and an overweighting in North America hindered results, particularly holdings in Canada. Our exposure to Israel also weighed on performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2017, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

7. Not part of the index.

8. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

9. No longer held by period-end.

10. The materials sector comprises chemicals and metals and mining in the SOI.

TF-4	Semiannual Report

TEMPLETON FOREIGN VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	TF-5

TEMPLETON FOREIGN VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,099.40	$5.93	$1,019.14	$5.71	1.14%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TF-6	Semiannual Report

TF P1 P2 P4 07/17

SUPPLEMENT DATED JULY 11, 2017

TO THE PROSPECTUSES

DATED MAY 1, 2017

TEMPLETON FOREIGN VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  Cindy L. Sweeting, CFA, President of Investment Counsel and portfolio manager of the Fund, will be retiring effective December 31, 2017. Effective January 1, 2018, it is anticipated that she will no longer be a portfolio manager of the Fund, and Peter A. Nori will continue to be lead portfolio manager of the Fund.

II.  Effective January 1, 2018, the portfolio management team under the “FUND SUMMARIES – Templeton Foreign VIP Fund – Portfolio Managers” section on page TF-S5 is replaced with the following:

Portfolio Managers

Peter A. Nori, CFA Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel and portfolio manager of the Fund since January 2018.

Heather Waddell, CFA Portfolio Manager of Investment Counsel and portfolio manager of the Fund since January 2018.

III.  Effective January 1, 2018, the portfolio management team under the “FUND DETAILS – Templeton Foreign VIP Fund – Management” section on page TF-D8 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on global investment of issuers outside the U.S. The portfolio managers are as follows:

Peter A. Nori, CFA Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel

Mr. Nori has been the lead portfolio manager of the Fund since 1999. He has primary responsibility for the investment of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

Heather Waddell, CFA Portfolio Manager of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.89	$13.46	$15.34	$17.56	$14.63	$12.78

Income from investment operations[a]:

Net investment income[b]	0.22	0.33	0.31	0.53[c]	0.34	0.38

Net realized and unrealized gains (losses)	1.17	0.62	(1.16)	(2.39)	3.00	1.91

Total from investment operations	1.39	0.95	(0.85)	(1.86)	3.34	2.29

Less distributions from:

Net investment income	(0.42)	(0.29)	(0.53)	(0.36)	(0.41)	(0.44)

Net realized gains	—	(0.23)	(0.50)	—	—	—

Total distributions	(0.42)	(0.52)	(1.03)	(0.36)	(0.41)	(0.44)

Redemption fees	—	—	—	— [d]	— [d]	— [d]

Net asset value, end of period	$14.86	$13.89	$13.46	$15.34	$17.56	$14.63

Total return[e]	10.06%	7.49%	(6.31)%	(10.89)%	23.27%	18.60%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.81%	0.80%	0.78%	0.77%	0.78%	0.79%

Expenses net of waiver and payments by affiliates	0.79% [g]	0.78%	0.78% [h]	0.77% [h]	0.78%	0.79%

Net investment income	2.90%	2.38%	2.05%	3.11% [c]	2.16%	2.84%

Supplemental data

Net assets, end of period (000’s)	$141,982	$133,218	$214,172	$248,355	$298,468	$265,924

Portfolio turnover rate	17.05%	20.93%	15.15%	25.71%	23.61%	12.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014		2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.61	$13.20	$15.05	$17.24		$14.37	$12.56

Income from investment operations[a]:

Net investment income[b]	0.20	0.28	0.27	0.48	[c]	0.30	0.34

Net realized and unrealized gains (losses)	1.15	0.62	(1.13)	(2.35)		2.94	1.87

Total from investment operations	1.35	0.90	(0.86)	(1.87)		3.24	2.21

Less distributions from:

Net investment income	(0.38)	(0.26)	(0.49)	(0.32)		(0.37)	(0.40)

Net realized gains	—	(0.23)	(0.50)	—		—	—

Total distributions	(0.38)	(0.49)	(0.99)	(0.32)		(0.37)	(0.40)

Redemption fees	—	—	—	—	[d]	— [d]	— [d]

Net asset value, end of period	$14.58	$13.61	$13.20	$15.05		$17.24	$14.37

Total return[e]	9.98%	7.18%	(6.49)%	(11.13)%		22.97%	18.23%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.06%	1.05%	1.03%	1.02%		1.03%	1.04%

Expenses net of waiver and payments by affiliates	1.04% [g]	1.03%	1.03% [h]	1.02%	[h]	1.03%	1.04%

Net investment income	2.65%	2.13%	1.80%	2.86%	[c]	1.91%	2.59%

Supplemental data

Net assets, end of period (000’s)	$1,386,563	$1,436,518	$1,456,854	$1,645,571		$1,873,586	$1,744,231

Portfolio turnover rate	17.05%	20.93%	15.15%	25.71%		23.61%	12.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014		2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.71	$13.29	$15.16	$17.37		$14.48	$12.66

Income from investment operations[a]:

Net investment income[b]	0.14	0.26	0.25	0.46	[c]	0.28	0.33

Net realized and unrealized gains (losses)	1.22	0.63	(1.14)	(2.36)		2.97	1.89

Total from investment operations	1.36	0.89	(0.89)	(1.90)		3.25	2.22

Less distributions from:

Net investment income	(0.26)	(0.24)	(0.48)	(0.31)		(0.36)	(0.40)

Net realized gains	—	(0.23)	(0.50)	—		—	—

Total distributions	(0.26)	(0.47)	(0.98)	(0.31)		(0.36)	(0.40)

Redemption fees	—	—	—	—	[d]	— [d]	— [d]

Net asset value, end of period	$14.81	$13.71	$13.29	$15.16		$17.37	$14.48

Total return[e]	9.94%	7.09%	(6.65)%	(11.22)%		22.86%	18.14%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.16%	1.15%	1.13%	1.12%		1.13%	1.14%

Expenses net of waiver and payments by affiliates	1.14% [g]	1.13%	1.13% [h]	1.12%	[h]	1.13%	1.14%

Net investment income	2.55%	2.03%	1.70%	2.76%	[c]	1.81%	2.49%

Supplemental data

Net assets, end of period (000’s)	$152,544	$484,763	$472,189	$503,143		$513,098	$416,277

Portfolio turnover rate	17.05%	20.93%	15.15%	25.71%		23.61%	12.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Templeton Foreign VIP Fund
		Country	Shares	Value
	Common Stocks 96.6%
	Aerospace & Defense 2.7%
	BAE Systems PLC	United Kingdom	2,720,370	$22,447,554
	Cobham PLC	United Kingdom	5,307,199	8,959,109
a	Rolls-Royce Holdings PLC	United Kingdom	1,153,600	13,388,360

				44,795,023

	Auto Components 2.5%
	Cie Generale des Etablissements Michelin, B	France	67,168	8,930,516
	Hyundai Mobis Co. Ltd	South Korea	93,646	20,447,975
	Sumitomo Rubber Industries Ltd	Japan	712,200	12,004,545

				41,383,036

	Automobiles 3.2%
	Hero Motocorp Ltd	India	154,059	8,824,300
	Hyundai Motor Co	South Korea	89,304	12,440,925
	Nissan Motor Co. Ltd	Japan	3,254,400	32,345,817

				53,611,042

	Banks 13.4%
	Bangkok Bank PCL, fgn	Thailand	3,144,600	18,263,154
	Barclays PLC	United Kingdom	5,761,190	15,214,844
	BNP Paribas SA	France	427,800	30,814,556
	Hana Financial Group Inc	South Korea	714,850	28,252,349
	HSBC Holdings PLC	United Kingdom	3,364,400	31,305,262
	ING Groep NV	Netherlands	1,074,304	18,529,568
	Kasikornbank PCL, fgn	Thailand	249,500	1,467,431
	KB Financial Group Inc., ADR	South Korea	557,806	28,163,625
a	Standard Chartered PLC	United Kingdom	3,816,307	38,634,076
	United Overseas Bank Ltd	Singapore	916,700	15,393,743

				226,038,608

	Beverages 1.9%
	Kirin Holdings Co. Ltd	Japan	709,500	14,437,885
	Suntory Beverage & Food Ltd	Japan	363,800	16,882,571

				31,320,456

	Capital Markets 1.9%
	Credit Suisse Group AG	Switzerland	501,113	7,244,252
	GAM Holding AG	Switzerland	505,360	6,773,273
	UBS Group AG	Switzerland	1,060,280	17,959,788

				31,977,313

	Chemicals 1.3%
	Johnson Matthey PLC	United Kingdom	325,061	12,156,050
	Yara International ASA	Norway	266,170	10,000,469

				22,156,519

	Construction & Engineering 0.9%
	Sinopec Engineering Group Co. Ltd	China	17,492,000	15,771,980

	Diversified Telecommunication Services 3.3%
	China Telecom Corp. Ltd., H	China	46,766,357	22,221,918
	Singapore Telecommunications Ltd	Singapore	3,003,400	8,485,783
	Telefonica Deutschland Holding AG	Germany	2,094,590	10,462,601
	Telenor ASA	Norway	879,834	14,599,424

				55,769,726

Semiannual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Electrical Equipment 0.8%
	ABB Ltd	Switzerland	520,159	$12,847,317

	Energy Equipment & Services 3.8%
	Ensign Energy Services Inc	Canada	1,552,600	8,301,137
a	Precision Drilling Corp	Canada	3,319,200	11,344,409
	SBM Offshore NV	Netherlands	2,224,690	35,652,364
	Tenaris SA	Italy	525,742	8,197,218

				63,495,128

	Health Care Equipment & Supplies 0.7%
	Getinge AB, B	Sweden	569,660	11,154,418

	Health Care Providers & Services 2.0%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	5,083,800	15,138,593
	Sinopharm Group Co. Ltd	China	3,996,400	18,068,319

				33,206,912

	Household Durables 0.7%
	Haier Electronics Group Co. Ltd	China	4,501,000	11,702,513

	Industrial Conglomerates 2.2%
	CK Hutchison Holdings Ltd	Hong Kong	2,021,500	25,373,123
	Siemens AG	Germany	85,456	11,747,618

				37,120,741

	Insurance 6.1%
	Aegon NV	Netherlands	5,251,690	26,820,379
	Aviva PLC	United Kingdom	2,528,220	17,321,881
	AXA SA	France	722,428	19,763,381
	China Life Insurance Co. Ltd., H	China	4,639,000	14,170,555
	Chubb Ltd	United States	113,369	16,481,585
	Dongbu Insurance Co. Ltd	South Korea	147,418	8,755,491

				103,313,272

	Internet Software & Services 2.1%
a	Baidu Inc., ADR	China	201,130	35,974,112

	Life Sciences Tools & Services 2.1%
a	MorphoSys AG	Germany	202,180	14,341,380
	QIAGEN NV	Netherlands	616,864	20,521,851

				34,863,231

	Media 0.8%
	SES SA, IDR	Luxembourg	546,940	12,822,834

	Metals & Mining 6.6%
	Alamos Gold Inc., A	Canada	2,101,752	15,090,580
	Barrick Gold Corp	Canada	1,314,020	20,906,058
	Eldorado Gold Corp	Canada	3,898,300	10,346,142
	Sumitomo Metal Mining Co. Ltd	Japan	1,039,000	13,859,799
	Tahoe Resources Inc	Canada	956,400	8,249,471
	Wheaton Precious Metals Corp	Canada	2,109,400	41,922,728

				110,374,778

	Multi-Utilities 0.9%
	innogy SE	Germany	406,610	16,007,278

TF-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels 10.6%
	BP PLC	United Kingdom	7,393,705	$42,644,611
	Cenovus Energy Inc	Canada	1,082,702	7,985,674
	Eni SpA	Italy	1,507,144	22,655,403
a	Husky Energy Inc	Canada	733,000	8,324,469
	INPEX Corp	Japan	1,331,900	12,799,786
	Kunlun Energy Co. Ltd	China	7,166,000	6,075,876
	PTT Exploration and Production PCL, fgn	Thailand	3,183,300	8,094,329
	Royal Dutch Shell PLC, A	United Kingdom	16,803	445,395
	Royal Dutch Shell PLC, B	United Kingdom	1,390,353	37,351,966
	Suncor Energy Inc	Canada	529,200	15,469,960
	Total SA	France	332,436	16,436,397

				178,283,866

	Pharmaceuticals 11.5%
	Astellas Pharma Inc	Japan	1,689,500	20,644,688
	Bayer AG	Germany	198,000	25,601,934
	GlaxoSmithKline PLC	United Kingdom	398,895	8,497,743
	Merck KGaA	Germany	151,830	18,339,992
	Novartis AG	Switzerland	128,920	10,730,447
	Roche Holding AG	Switzerland	143,560	36,565,687
	Sanofi	France	352,215	33,698,120
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,161,238	38,576,326

				192,654,937

	Professional Services 0.6%
	Capita PLC	United Kingdom	1,051,471	9,470,740

	Semiconductors & Semiconductor Equipment 1.8%
	Infineon Technologies AG	Germany	590,665	12,471,591
	Taiwan Semiconductor Manufacturing Co. Ltd	Taiwan	2,587,000	17,746,578

				30,218,169

	Specialty Retail 0.7%
	Kingfisher PLC	United Kingdom	3,066,896	12,012,320

	Technology Hardware, Storage & Peripherals 5.8%
	Catcher Technology Co. Ltd	Taiwan	1,963,000	23,476,689
	Quanta Computer Inc	Taiwan	5,640,000	13,360,532
	Samsung Electronics Co. Ltd	South Korea	29,598	61,448,688

				98,285,909

	Trading Companies & Distributors 1.4%
	Posco Daewoo Corp	South Korea	671,448	13,077,909
	SIG PLC	United Kingdom	5,760,800	11,150,544

				24,228,453

	Wireless Telecommunication Services 4.3%
	China Mobile Ltd	China	1,394,500	14,797,391
	SoftBank Group Corp	Japan	565,100	45,701,335
	Vodafone Group PLC, ADR	United Kingdom	434,503	12,483,271

				72,981,997

	Total Common Stocks (Cost $1,343,744,798)			1,623,842,628

Semiannual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Short Term Investments (Cost $50,345,936) 3.0%
	Money Market Funds 3.0%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	United States	50,345,936	$50,345,936

	Total Investments (Cost $1,394,090,734) 99.6%			1,674,188,564
	Other Assets, less Liabilities 0.4%			6,901,354

	Net Assets 100.0%			$1,681,089,918

See Abbreviations on page TF-25.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

TF-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,343,744,798
Cost - Non-controlled affiliates (Note 3e)	50,345,936

Total cost of investments	$1,394,090,734

Value - Unaffiliated issuers	$1,623,842,628
Value - Non-controlled affiliates (Note 3e)	50,345,936

Total value of investments	1,674,188,564
Receivables:
Investment securities sold	57,828
Capital shares sold	230,938
Dividends	7,115,853
European Union tax reclaims	2,837,275
Other assets	1,363

Total assets	1,684,431,821

Liabilities:
Payables:
Investment securities purchased	410,188
Capital shares redeemed	791,924
Management fees	1,062,381
Distribution fees	681,000
Reports to shareholders	201,608
Accrued expenses and other liabilities.	194,802

Total liabilities	3,341,903

Net assets, at value	$1,681,089,918

Net assets consist of:
Paid-in capital	$1,465,342,022
Undistributed net investment income	26,908,679
Net unrealized appreciation (depreciation)	280,288,014
Accumulated net realized gain (loss)	(91,448,797)

Net assets, at value	$1,681,089,918

Class 1:
Net assets, at value	$141,982,175

Shares outstanding	9,553,313

Net asset value and maximum offering price per share	$14.86

Class 2:
Net assets, at value	$1,386,563,414

Shares outstanding	95,124,478

Net asset value and maximum offering price per share	$14.58

Class 4:
Net assets, at value	$152,544,329

Shares outstanding	10,300,834

Net asset value and maximum offering price per share	$14.81

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Foreign VIP Fund
Investment income:
Dividends: (net of foreign taxes of $3,605,273)
Unaffiliated issuers	$33,638,393
Non-controlled affiliates (Note 3e)	94,031
Income from securities loaned (net of fees and rebates)	227,392

Total investment income	33,959,816

Expenses:
Management fees (Note 3a)	7,050,361
Distribution fees: (Note 3c)
Class 2	1,759,800
Class 4	500,632
Custodian fees (Note 4)	121,301
Reports to shareholders	179,117
Professional fees	64,203
Trustees’ fees and expenses	4,855
Other	37,548

Total expenses	9,717,817
Expense reductions (Note 4)	(268)
Expenses waived/paid by affiliates (Note 3e)	(162,263)

Net expenses	9,555,286

Net investment income	24,404,530

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(18,956,367)
Foreign currency transactions	1,402,239

Net realized gain (loss)	(17,554,128)

Net change in unrealized appreciation (depreciation) on:
Investments	176,064,873
Translation of other assets and liabilities denominated in foreign currencies	417,992

Net change in unrealized appreciation (depreciation)	176,482,865

Net realized and unrealized gain (loss)	158,928,737

Net increase (decrease) in net assets resulting from operations	$183,333,267

TF-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$24,404,530	$44,630,962
Net realized gain (loss)	(17,554,128)	(69,896,957)
Net change in unrealized appreciation (depreciation)	176,482,865	170,488,749

Net increase (decrease) in net assets resulting from operations	183,333,267	145,222,754

Distributions to shareholders from:
Net investment income:
Class 1	(3,928,195)	(4,469,747)
Class 2	(35,708,156)	(28,417,976)
Class 4	(2,623,801)	(8,605,853)
Net realized gains:
Class 1	—	(3,504,221)
Class 2	—	(25,453,391)
Class 4	—	(8,118,929)

Total distributions to shareholders	(42,260,152)	(78,570,117)

Capital share transactions: (Note 2)
Class 1	(597,022)	(85,110,427)
Class 2	(150,407,798)	(66,083,288)
Class 4	(363,477,608)	(4,174,320)

Total capital share transactions	(514,482,428)	(155,368,035)

Net increase (decrease) in net assets	(373,409,313)	(88,715,398)

Net assets:
Beginning of period	2,054,499,231	2,143,214,629

End of period	$1,681,089,918	$2,054,499,231

Undistributed net investment income included in net assets:
End of period	$26,908,679	$44,764,301

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

TF-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in

Semiannual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations

(tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the period.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

TF-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	286,184	$4,197,990	398,476	$5,247,673
Shares issued in reinvestment of distributions	267,406	3,928,195	633,861	7,973,968
Shares redeemed	(593,951)	(8,723,207)	(7,350,785)	(98,332,068)

Net increase (decrease)	(40,361)	$(597,022)	(6,318,448)	$(85,110,427)

Class 2 Shares:
Shares sold	2,311,425	$33,338,337	12,602,852	$163,261,270
Shares issued in reinvestment of distributions	2,478,012	35,708,156	4,365,589	53,871,367
Shares redeemed	(15,226,977)	(219,454,291)	(21,800,082)	(283,215,925)

Net increase (decrease)	(10,437,540)	$(150,407,798)	(4,831,641)	$(66,083,288)

Class 4 Shares:
Shares sold	962,151	$13,955,052	4,242,533	$54,403,633
Shares issued in reinvestment of distributions	179,221	2,623,801	1,344,436	16,724,782
Shares redeemed	(26,199,367)	(380,056,461)	(5,754,548)	(75,302,735)

Net increase (decrease)	(25,057,995)	$(363,477,608)	(167,579)	$(4,174,320)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.768% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	111,135,782	727,102,142	(787,891,988)	50,345,936	$50,345,936	$94,031	$—	0.3%

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2017, the purchase and sale transactions aggregated $0 and $375,044,374, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$1,095,327
Long term	68,138,792

Total capital loss carryforwards	$69,234,119

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,398,821,252

Unrealized appreciation	$364,105,277
Unrealized depreciation	(88,737,965)

Net unrealized appreciation (depreciation)	$275,367,312

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims and foreign capital gains tax.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $302,484,971 and $787,641,694, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0414	$0.4624
Class 2	$0.0414	$0.4245
Class 4	$0.0414	$0.3024

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TF-26	Semiannual Report

Templeton Global Bond VIP Fund

This semiannual report for Templeton Global Bond VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +2.85% total return* for the six-month period ended June 30, 2017.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the J.P. Morgan (JPM) Global Government Bond Index (GGBI) produced a +4.07% total return and the Citigroup World Government Bond Index posted a +4.49% total return for the same period.1

Economic and Market Overview

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a December rate hike and a recognition that inflation pressures were rising. A number of emerging markets saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the U.S. Federal Reserve (Fed’s) March 15 meeting, with the 10-year U.S. Treasury note reaching its highest yield of the reporting period on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (bps) to a range of 0.75% to 1.00%, as largely expected by markets. However, yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance. Consumer Price Index figures also began to moderate from a peak of 2.7% year-over-year in February to 2.4% in March, eventually dropping to 1.9% in May.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union (also known as “Brexit”) in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British government bonds. In April, the European Central Bank (ECB) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on the 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The 10-year U.S. Treasury note finished the reporting period at

2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Currency Composition*
6/30/17
% of Total Net Assets
Americas	158.0%
U.S. Dollar	113.7%
Mexican Peso	22.8%
Brazilian Real	12.6%
Argentinian Peso	4.5%
Colombian Peso	4.0%
Chilean Peso	0.3%
Peruvian Neuvo Sol	0.1%
Middle East & Africa	3.2%
Ghanaian Cedi	1.6%
South African Rand	1.6%
Australia & New Zealand	-9.4%
New Zealand Dollar	0.0%**
Australian Dollar	-9.4%
Asia Pacific	-14.1%
Indonesian Rupiah	11.2%
Indian Rupee	10.0%
Philippine Peso	2.3%
Malaysian Ringgit	0.1%
South Korean Won	-7.3%
Japanese Yen	-30.4%
Europe	-37.7%
Euro	-37.7%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly utilize currency and cross currency forward contracts and may also use currency and

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TEMPLETON GLOBAL BOND VIP FUND

currency index futures contracts and other derivative instruments.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising U.S. Treasury yields and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by currency positions. Sovereign credit exposures had a largely neutral effect on absolute results. The Fund maintained a defensive approach regarding interest rates in developed and

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to U.S. Treasuries detracted. Among currencies, positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to absolute results. However, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute performance.

On a relative basis, the Fund’s underperformance was primarily due to currency positions. Interest-rate strategies contributed to relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance. However, underweighted duration exposure in the U.S. detracted from relative results.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17	[1,2]	Net Annualized Expense Ratio	[2]
Class 4	$1,000	$1,028.50	$4.02		$1,020.83	$4.01		0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.85	$16.34	$18.56	$19.15	$20.01	$18.61

Income from investment operations[a]:

Net investment income[b]	0.41	0.62	0.52	0.58	0.64	0.72

Net realized and unrealized gains (losses)	0.10	(0.10)	(1.22)	(0.16)	(0.30)	1.99

Total from investment operations	0.51	0.52	(0.70)	0.42	0.34	2.71

Less distributions from:

Net investment income and net foreign currency gains	—	—	(1.43)	(1.01)	(0.96)	(1.28)

Net realized gains	(0.05)	(0.01)	(0.09)	—	(0.24)	(0.03)

Total distributions	(0.05)	(0.01)	(1.52)	(1.01)	(1.20)	(1.31)

Redemption fees	—	—	—	— [c]	— [c]	— [c]

Net asset value, end of period	$17.31	$16.85	$16.34	$18.56	$19.15	$20.01

Total return[d]	3.05%	3.21%	(4.10)%	2.12%	1.89%	15.31%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.52%	0.53%	0.52%	0.51%	0.51%	0.55%

Expenses net of waiver and payments by affiliates[f]	0.45%	0.48%	0.52% [g]	0.51%	0.51%	0.55%

Net investment income	4.81%	3.88%	2.99%	3.08%	3.26%	3.71%

Supplemental data

Net assets, end of period (000’s)	$261,770	$241,792	$292,802	$323,491	$280,963	$307,142

Portfolio turnover rate	15.84%	59.00%	51.58%	39.14%	34.39%	43.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.25	$15.80	$17.99	$18.60	$19.47	$18.15

Income from investment operations[a]:

Net investment income[b]	0.38	0.56	0.46	0.52	0.57	0.65

Net realized and unrealized gains (losses)	0.09	(0.10)	(1.17)	(0.17)	(0.27)	1.94

Total from investment operations	0.47	0.46	(0.71)	0.35	0.30	2.59

Less distributions from:

Net investment income and net foreign currency gains	—	—	(1.39)	(0.96)	(0.93)	(1.24)

Net realized gains	(0.05)	(0.01)	(0.09)	—	(0.24)	(0.03)

Total distributions	(0.05)	(0.01)	(1.48)	(0.96)	(1.17)	(1.27)

Redemption fees	—	—	—	— [c]	— [c]	— [c]

Net asset value, end of period	$16.67	$16.25	$15.80	$17.99	$18.60	$19.47

Total return[d]	2.91%	2.94%	(4.30)%	1.83%	1.63%	15.07%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.77%	0.78%	0.77%	0.76%	0.76%	0.80%

Expenses net of waiver and payments by affiliates[f]	0.70%	0.73%	0.77% [g]	0.76%	0.76%	0.80%

Net investment income	4.56%	3.63%	2.74%	2.83%	3.01%	3.46%

Supplemental data

Net assets, end of period (000’s)	$2,793,645	$2,812,535	$2,971,667	$3,177,638	$2,826,039	$2,418,229

Portfolio turnover rate	15.84%	59.00%	51.58%	39.14%	34.39%	43.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.62	$16.18	$18.38	$18.97	$19.82	$18.44

Income from investment operations[a]:

Net investment income[b]	0.38	0.56	0.46	0.51	0.56	0.64

Net realized and unrealized gains (losses)	0.10	(0.11)	(1.21)	(0.18)	(0.28)	1.98

Total from investment operations	0.48	0.45	(0.75)	0.33	0.28	2.62

Less distributions from:

Net investment income and net foreign currency gains	—	—	(1.36)	(0.92)	(0.89)	(1.21)

Net realized gains	(0.05)	(0.01)	(0.09)	—	(0.24)	(0.03)

Total distributions	(0.05)	(0.01)	(1.45)	(0.92)	(1.13)	(1.24)

Redemption fees	—	—	—	— [c]	— [c]	— [c]

Net asset value, end of period	$17.05	$16.62	$16.18	$18.38	$18.97	$19.82

Total return[d]	2.85%	2.87%	(4.39)%	1.69%	1.54%	14.97%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.87%	0.88%	0.87%	0.86%	0.86%	0.90%

Expenses net of waiver and payments by affiliates[f]	0.80%	0.83%	0.87% [g]	0.86%	0.86%	0.90%

Net investment income	4.46%	3.53%	2.64%	2.73%	2.91%	3.36%

Supplemental data

Net assets, end of period (000’s)	$97,697	$96,798	$103,045	$111,199	$118,145	$163,241

Portfolio turnover rate	15.84%	59.00%	51.58%	39.14%	34.39%	43.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Templeton Global Bond VIP Fund
		Principal Amount*			Value
	Foreign Government and Agency Securities 66.9%
	Argentina 4.5%
	Argentine Bonos del Tesoro,
	21.20%, 9/19/18	44,122,000		ARS	$2,678,159
	18.20%, 10/03/21	798,350,000		ARS	51,113,174
	16.00%, 10/17/23	240,805,000		ARS	15,561,104
	senior note, 15.50%, 10/17/26	1,067,286,000		ARS	71,684,267
a	Government of Argentina, FRN, 21.472%, 4/03/22	24,036,000		ARS	1,403,091

					142,439,795

	Brazil 12.6%
	Letra Tesouro Nacional,
	Strip, 1/01/19	38,960	[b]	BRL	10,349,634
	Strip, 7/01/19	102,840	[b]	BRL	26,047,747
	Strip, 7/01/20	259,441	[b]	BRL	59,132,615
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	38,520	[b]	BRL	11,645,655
	10.00%, 1/01/23	522,145	[b]	BRL	155,660,347
	10.00%, 1/01/25	69,029	[b]	BRL	20,364,969
	10.00%, 1/01/27	260,633	[b]	BRL	76,422,690
	[c] Index Linked, 6.00%, 5/15/19	2,087	[b]	BRL	1,928,115
	[c] Index Linked, 6.00%, 8/15/22	18,002	[b]	BRL	16,568,182
	[c] Index Linked, 6.00%, 5/15/23	4,510	[b]	BRL	4,151,346
	[c] Index Linked, 6.00%, 8/15/24	3,110	[b]	BRL	2,882,896
	[c] Index Linked, 6.00%, 5/15/45	5,285	[b]	BRL	4,990,409
	senior note, 10.00%, 1/01/19	21,390	[b]	BRL	6,553,067

					396,697,672

	Colombia 3.9%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	2,386,000,000		COP	835,119
	senior bond, 4.375%, 3/21/23	362,000,000		COP	110,061
	senior bond, 9.85%, 6/28/27	576,000,000		COP	243,528
	Titulos de Tesoreria,
	B, 5.00%, 11/21/18	2,882,000,000		COP	948,525
	B, 7.75%, 9/18/30	140,945,200,000		COP	50,416,479
	B, 7.00%, 6/30/32	5,967,000,000		COP	1,974,962
	senior bond, B, 11.25%, 10/24/18	5,135,000,000		COP	1,822,493
	senior bond, B, 11.00%, 7/24/20	9,167,000,000		COP	3,461,277
	senior bond, B, 7.00%, 5/04/22	10,237,000,000		COP	3,529,044
	senior bond, B, 10.00%, 7/24/24	40,977,000,000		COP	16,376,278
	senior bond, B, 7.50%, 8/26/26	77,594,200,000		COP	27,176,911
	senior bond, B, 6.00%, 4/28/28	42,303,600,000		COP	13,247,144
	senior note, B, 7.00%, 9/11/19	4,056,000,000		COP	1,377,435

					121,519,256

	Ghana 1.6%
	Government of Ghana,
	24.75%, 3/01/21	80,000		GHS	21,254
	24.50%, 6/21/21	80,000		GHS	21,244
	24.75%, 7/19/21	80,000		GHS	21,406
	18.75%, 1/24/22	26,840,000		GHS	6,255,654
	19.75%, 3/25/24	26,840,000		GHS	6,529,851
	19.00%, 11/02/26	80,510,000		GHS	19,062,147
	senior bond, 19.75%, 3/15/32	80,510,000		GHS	19,502,234

Semiannual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued) senior note, 21.50%, 3/09/20	520,000		GHS	$125,838

				51,539,628

India 7.6%
Government of India,
senior bond, 7.80%, 5/03/20	270,800,000		INR	4,326,933
senior bond, 8.20%, 2/15/22	353,000,000		INR	5,781,399
senior bond, 8.35%, 5/14/22	212,700,000		INR	3,516,989
senior bond, 8.08%, 8/02/22	622,000,000		INR	10,182,319
senior bond, 8.13%, 9/21/22	28,000,000		INR	459,410
senior bond, 9.15%, 11/14/24	2,409,000,000		INR	42,021,057
senior note, 7.28%, 6/03/19	28,000,000		INR	440,127
senior note, 8.27%, 6/09/20	1,222,000,000		INR	19,788,685
senior note, 8.12%, 12/10/20	844,000,000		INR	13,688,552
senior note, 7.80%, 4/11/21	1,980,300,000		INR	31,859,478
senior note, 8.79%, 11/08/21	653,000,000		INR	10,894,247
senior note, 8.15%, 6/11/22	1,621,000,000		INR	26,585,704
senior note, 7.16%, 5/20/23	133,700,000		INR	2,107,948
senior note, 8.83%, 11/25/23	2,983,900,000		INR	50,909,157
senior note, 7.68%, 12/15/23	1,062,000,000		INR	17,221,837

				239,783,842

Indonesia 6.1%
Government of Indonesia,
6.125%, 5/15/28	37,000,000		IDR	2,564
8.375%, 3/15/34	81,180,000,000		IDR	6,566,277
FR34, 12.80%, 6/15/21	392,506,000,000		IDR	35,681,857
FR35, 12.90%, 6/15/22	71,229,000,000		IDR	6,733,755
FR43, 10.25%, 7/15/22	147,832,000,000		IDR	12,734,958
FR52, 10.50%, 8/15/30	6,960,000,000		IDR	658,217
senior bond, 9.00%, 3/15/29	51,222,000,000		IDR	4,395,810
senior bond, 8.75%, 5/15/31	85,845,000,000		IDR	7,278,548
senior bond, FR39, 11.75%, 8/15/23	5,491,000,000		IDR	507,039
senior bond, FR40, 11.00%, 9/15/25	46,856,000,000		IDR	4,348,546
senior bond, FR44, 10.00%, 9/15/24	4,454,000,000		IDR	388,306
senior bond, FR46, 9.50%, 7/15/23	226,780,000,000		IDR	19,227,769
senior bond, FR47, 10.00%, 2/15/28	12,000,000		IDR	1,094
senior bond, FR56, 8.375%, 9/15/26	525,219,000,000		IDR	43,595,856
senior bond, FR59, 7.00%, 5/15/27	47,752,000,000		IDR	3,636,711
senior bond, FR61, 7.00%, 5/15/22	244,849,000,000		IDR	18,642,705
senior bond, FR63, 5.625%, 5/15/23	258,951,000,000		IDR	18,178,619
senior bond, FR70, 8.375%, 3/15/24	136,475,000,000		IDR	11,098,693

				193,677,324

Mexico 20.7%
Government of Mexico,
7.75%, 12/14/17	30,626,300	[d]	MXN	169,473,233
M, 4.75%, 6/14/18	6,775,400	[d]	MXN	36,608,366
senior note, 8.50%, 12/13/18	60,159,700	[d]	MXN	339,148,412
senior note, M, 5.00%, 12/11/19	18,742,300	[d]	MXN	99,600,226

TGB-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Mexico (continued)
e	Mexican Udibonos,
	Index Linked, 3.50%, 12/14/17	648,817[f]	MXN	$3,595,915
	Index Linked, 4.00%, 6/13/19	445,332[f]	MXN	2,495,704
	Index Linked, 2.50%, 12/10/20	350,721[f]	MXN	1,897,215

				652,819,071

	Peru 0.1%
	Government of Peru,
	senior bond, 7.84%, 8/12/20	11,090,000	PEN	3,795,779

	Philippines 1.7%
	Government of the Philippines,
	senior note, 5.875%, 1/31/18	81,610,000	PHP	1,642,971
	senior note, 3.375%, 8/20/20	1,102,110,000	PHP	21,556,702
	senior note, 5-72, 2.125%, 5/23/18	686,978,000	PHP	13,545,375
	senior note, 7-51, 5.00%, 8/18/18	64,060,000	PHP	1,289,333
	senior note, 7-56, 3.875%, 11/22/19	813,510,000	PHP	16,165,539

				54,199,920

	South Africa 1.6%
	Government of South Africa,
	8.00%, 1/31/30	141,289,000	ZAR	9,761,937
	7.00%, 2/28/31	100,900,000	ZAR	6,305,489
	8.25%, 3/31/32	181,200,000	ZAR	12,484,272
	8.875%, 2/28/35	79,858,000	ZAR	5,669,143
	8.50%, 1/31/37	42,938,000	ZAR	2,912,617
	R186, 10.50%, 12/21/26	100,497,000	ZAR	8,514,522
	senior bond, 6.25%, 3/31/36	89,397,000	ZAR	4,816,665

				50,464,645

	South Korea 4.7%
	Korea Treasury Bond,
	senior note, 1.375%, 9/10/21	45,614,300,000	KRW	39,066,436
	senior note, 1.875%, 3/10/22	124,352,000,000	KRW	108,560,502

				147,626,938

g	Supranational 0.4%
	Inter-American Development Bank,
	senior bond, 7.50%, 12/05/24	200,000,000	MXN	11,405,885

	Ukraine 1.4%
h	Government of Ukraine,
	144A, 7.75%, 9/01/24	3,147,000		3,093,234
	144A, 7.75%, 9/01/25	8,515,000		8,334,184
	144A, 7.75%, 9/01/26	9,566,000		9,327,089
	144A, 7.75%, 9/01/27	11,581,000		11,249,783
i,j	144A, VRI, GDP Linked Security, 5/31/40	29,978,000		11,741,783

				43,746,073

	Total Foreign Government and Agency Securities (Cost $2,060,751,339)			2,109,715,828

	Short Term Investments 23.0%
	Foreign Government and Agency Securities 2.4%
	Argentina 0.0%†
	Argentine Bonos del Tesoro, 22.75%, 3/05/18	2,617,000	ARS	158,373

Semiannual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
	Colombia 0.1%
	Colombian Tes Corto Plazo, Strip, 9/12/17 - 3/13/18	9,908,000,000		COP	$3,187,800

	Mexico 1.7%
k	Mexico Treasury Bill, 7/06/17 - 4/26/18	98,582,640	[l]	MXN	53,335,518

	Philippines 0.6%
k	Philippine Treasury Bill, 7/19/17 - 9/27/17	948,920,000		PHP	18,793,434

	Total Foreign Government and Agency Securities (Cost $75,005,886)				75,475,125

	Total Investments before Money Market Funds (Cost $2,135,757,225)				2,185,190,953

		Shares
	Money Market Funds (Cost $649,035,632) 20.6%
	United States 20.6%
m,n	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	649,035,632			649,035,632

	Total Investments (Cost $2,784,792,857) 89.9%				2,834,226,585
	Other Assets, less Liabilities 10.1%				318,884,966

	Net Assets 100.0%				$3,153,111,551

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity is adjusted for inflation. See Note 1(e).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(e).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

iNon-income producing.

jThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day yield at period end.

TGB-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	4,683,134,000	7,017,087		7/03/17	$25,717	$—
Chilean Peso	DBAB	Sell	4,683,134,000	7,061,314		7/03/17	18,509	—
Euro	GSCO	Buy	463,000	528,052		7/03/17	899	—
Euro	GSCO	Sell	463,000	499,021		7/03/17	—	(29,929)
Euro	DBAB	Buy	2,579,651	2,945,703		7/05/17	1,729	—
Euro	DBAB	Sell	2,579,651	2,766,289		7/05/17	—	(181,144)
Euro	HSBK	Buy	18,537,726	21,157,107		7/05/17	23,550	—
Euro	HSBK	Sell	18,537,726	19,907,108		7/05/17	—	(1,273,549)
Chilean Peso	JPHQ	Buy	1,792,000,000	2,715,563		7/07/17	—	(20,949)
Chilean Peso	JPHQ	Sell	1,792,000,000	2,754,000		7/07/17	59,386	—
Euro	DBAB	Sell	1,536,000	1,730,273		7/07/17	—	(24,912)
Euro	BOFA	Sell	11,879,864	12,714,781		7/10/17	—	(862,608)
Euro	HSBK	Sell	15,262,292	16,336,757		7/10/17	—	(1,106,378)
Euro	JPHQ	Sell	32,859,900	35,175,866		7/10/17	—	(2,379,416)
Euro	SCNY	Sell	2,400,751	2,570,496		7/10/17	—	(173,300)
Chilean Peso	GSCO	Buy	4,809,568,000	7,281,708		7/11/17	—	(50,445)
Euro	BOFA	Sell	2,643,000	2,828,750		7/11/17	—	(192,080)
Japanese Yen	BZWS	Sell	1,689,110,000	14,647,600		7/11/17	—	(376,314)
Japanese Yen	DBAB	Sell	770,370,000	6,664,100		7/11/17	—	(188,013)
Japanese Yen	GSCO	Sell	329,010,000	2,849,632		7/11/17	—	(76,771)
Japanese Yen	JPHQ	Sell	2,831,950,000	24,478,779		7/11/17	—	(710,209)
Euro	GSCO	Sell	8,105,300	8,626,957		7/12/17	—	(637,556)
Euro	SCNY	Sell	15,572,000	16,576,394		7/12/17	—	(1,222,701)
Euro	JPHQ	Sell	36,882,000	39,326,539		7/13/17	—	(2,832,661)
Japanese Yen	BZWS	Sell	1,089,820,000	9,494,322		7/13/17	—	(200,055)
Japanese Yen	BZWS	Sell	1,426,300,000	12,999,927		7/13/17	312,429	—
Japanese Yen	CITI	Sell	138,680,000	1,203,851		7/13/17	—	(29,762)
Japanese Yen	HSBK	Sell	536,380,000	4,658,341		7/13/17	—	(112,970)
Japanese Yen	JPHQ	Sell	708,450,000	6,923,866		7/14/17	621,636	—
Euro	JPHQ	Sell	15,313,111	16,660,068		7/17/17	—	(848,025)
Euro	SCNY	Sell	4,975,000	5,417,427		7/17/17	—	(270,690)
Indian Rupee	JPHQ	Buy	82,107,000	1,257,574		7/17/17	10,426	—
Malaysian Ringgit	JPHQ	Buy	1,700,000	421,094		7/17/17	—	(25,917)
Chilean Peso	DBAB	Buy	1,828,805,000	2,766,013		7/18/17	—	(16,935)
Chilean Peso	DBAB	Sell	470,022,000	710,110		7/18/17	3,568	—
Euro	GSCO	Sell	2,279,000	2,427,067		7/18/17	—	(178,752)
Euro	JPHQ	Sell	36,334,000	38,692,077		7/18/17	—	(2,852,372)
Euro	UBSW	Sell	599,610	638,902		7/18/17	—	(46,694)
Chilean Peso	DBAB	Buy	1,757,372,000	2,664,098		7/20/17	—	(22,552)
Chilean Peso	DBAB	Sell	1,525,306,000	2,309,845		7/20/17	17,123	—
Indian Rupee	DBAB	Buy	491,655,000	7,538,906		7/20/17	51,096	—
Japanese Yen	SCNY	Sell	707,660,000	6,289,752		7/20/17	—	(7,190)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,543,408	EUR	7/20/17	—	(246,683)
Euro	DBAB	Sell	14,940,282	16,124,598		7/24/17	—	(963,939)
Euro	JPHQ	Sell	300,000	324,248		7/24/17	—	(18,889)
Indian Rupee	JPHQ	Buy	358,075,000	5,488,581		7/24/17	36,586	—
Japanese Yen	DBAB	Sell	858,140,000	7,511,006		7/24/17	—	(126,352)
South Korean Won	HSBK	Sell	59,965,000,000	52,573,207		7/24/17	201,387	—

Semiannual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI	Sell	913,412,000	8,748,319	7/25/17	$618,671	$—
Japanese Yen	JPHQ	Sell	1,407,000,000	12,522,306	7/25/17	—	(427)
Euro	GSCO	Sell	4,711,000	5,155,907	7/27/17	—	(233,393)
Indian Rupee	DBAB	Buy	838,950,988	12,933,282	7/27/17	7,202	—
Japanese Yen	GSCO	Sell	944,420,000	8,401,977	7/27/17	—	(4,426)
Japanese Yen	JPHQ	Sell	490,100,000	4,363,232	7/27/17	789	—
Indian Rupee	HSBK	Buy	679,529,000	10,403,874	7/28/17	76,324	—
Euro	BOFA	Sell	65,140,400	71,214,091	7/31/17	—	(3,321,640)
Euro	CITI	Sell	132,315,770	144,734,267	7/31/17	—	(6,665,672)
Euro	DBAB	Sell	27,189,556	29,742,927	7/31/17	—	(1,368,233)
Indonesian Rupiah	HSBK	Buy	424,000,000,000	30,372,493	7/31/17	1,328,363	—
Japanese Yen	BZWS	Sell	1,079,470,000	10,393,060	7/31/17	782,844	—
Japanese Yen	DBAB	Sell	897,860,782	8,648,745	7/31/17	655,344	—
Japanese Yen	HSBK	Sell	1,162,462,488	10,192,569	7/31/17	—	(156,506)
Euro	GSCO	Sell	41,639,000	45,511,427	8/02/17	—	(2,138,000)
Euro	HSBK	Sell	25,974,891	28,384,582	8/02/17	—	(1,339,683)
Euro	JPHQ	Sell	11,263,000	12,293,722	8/02/17	—	(595,048)
South Korean Won	HSBK	Sell	15,755,000,000	13,988,280	8/02/17	227,493	—
Euro	BOFA	Sell	32,701,000	35,849,125	8/03/17	—	(1,574,002)
Euro	DBAB	Sell	12,156,556	13,361,271	8/08/17	—	(554,199)
Euro	GSCO	Sell	2,045,000	2,248,477	8/08/17	—	(92,410)
Indian Rupee	DBAB	Buy	497,366,494	7,678,371	8/08/17	—	(17,268)
Japanese Yen	SCNY	Sell	1,720,000,000	15,414,742	8/08/17	97,107	—
Euro	DBAB	Sell	13,483,000	14,842,356	8/09/17	—	(592,249)
Japanese Yen	JPHQ	Sell	1,723,960,000	15,452,309	8/09/17	98,787	—
Euro	GSCO	Sell	5,023,100	5,527,922	8/10/17	—	(222,537)
Euro	HSBK	Sell	1,800,000	1,977,188	8/10/17	—	(83,456)
Japanese Yen	CITI	Sell	683,420,000	6,072,955	8/14/17	—	(14,790)
Euro	BOFA	Sell	21,007,276	22,915,997	8/15/17	—	(1,139,186)
Euro	CITI	Sell	37,063,039	40,440,223	8/15/17	—	(2,000,225)
Euro	DBAB	Sell	50,881,000	55,523,179	8/15/17	—	(2,740,053)
Euro	DBAB	Sell	5,008,730	5,496,340	8/16/17	—	(239,384)
Euro	GSCO	Sell	3,797,000	4,164,018	8/16/17	—	(184,099)
Euro	JPHQ	Sell	8,370,000	9,177,646	8/16/17	—	(407,220)
Euro	SCNY	Sell	657,000	720,749	8/16/17	—	(31,612)
Indian Rupee	DBAB	Buy	239,338,000	3,671,673	8/16/17	11,602	—
Indian Rupee	HSBK	Buy	402,232,000	6,176,781	8/16/17	13,340	—
Japanese Yen	GSCO	Sell	1,205,250,280	10,719,148	8/16/17	—	(17,809)
Japanese Yen	JPHQ	Sell	2,553,380,000	22,702,462	8/16/17	—	(44,290)
Euro	BOFA	Sell	561,829	619,063	8/17/17	—	(24,345)
Euro	GSCO	Sell	3,095,000	3,409,916	8/17/17	—	(134,485)
South Korean Won	HSBK	Sell	75,818,000,000	67,191,593	8/17/17	947,228	—
Indian Rupee	JPHQ	Buy	378,455,000	5,854,811	8/18/17	—	(31,919)
Japanese Yen	DBAB	Sell	838,612,000	8,491,414	8/18/17	1,020,044	—
Euro	JPHQ	Sell	11,580,291	12,928,295	8/21/17	—	(336,130)
Euro	DBAB	Sell	9,037,398	10,096,192	8/22/17	—	(256,040)
Euro	HSBK	Sell	19,488,000	21,771,701	8/22/17	—	(551,572)
Euro	UBSW	Sell	3,245,000	3,625,801	8/22/17	—	(91,308)
Japanese Yen	HSBK	Sell	1,621,372,000	16,443,935	8/22/17	1,996,453	—

TGB-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	1,135,828,000	11,520,313	8/22/17	$1,399,345	$—
Euro	DBAB	Sell	3,887,000	4,372,020	8/23/17	—	(80,715)
Euro	JPHQ	Sell	28,236,000	31,754,488	8/23/17	—	(591,130)
Euro	UBSW	Sell	678,250	761,919	8/23/17	—	(15,047)
Euro	BZWS	Sell	7,066,000	7,982,778	8/24/17	—	(112,049)
Japanese Yen	BZWS	Sell	376,247,000	3,809,267	8/24/17	456,389	—
Japanese Yen	DBAB	Sell	371,821,000	3,769,933	8/24/17	456,497	—
Euro	GSCO	Sell	4,454,000	5,006,964	8/28/17	—	(96,568)
Euro	JPHQ	Sell	4,730,771	5,319,397	8/28/17	—	(101,268)
Indian Rupee	JPHQ	Buy	139,661,000	2,133,532	8/28/17	12,864	—
Japanese Yen	BZWS	Sell	343,460,000	3,071,412	8/28/17	10,215	—
Japanese Yen	JPHQ	Sell	1,135,833,000	11,497,158	8/28/17	1,373,684	—
Euro	BOFA	Sell	2,680,925	3,014,164	8/30/17	—	(58,048)
Euro	BZWS	Sell	744,197	836,998	8/30/17	—	(15,816)
Euro	DBAB	Sell	837,570	942,132	8/30/17	—	(17,683)
Euro	SCNY	Sell	13,581,483	15,259,203	8/30/17	—	(304,527)
Japanese Yen	DBAB	Sell	685,950,000	6,961,027	8/30/17	846,733	—
Japanese Yen	JPHQ	Sell	751,903,000	7,614,979	8/30/17	912,806	—
Euro	BOFA	Sell	2,694,506	3,029,433	8/31/17	—	(58,514)
Euro	DBAB	Sell	1,530,900	1,722,002	8/31/17	—	(32,434)
Euro	SCNY	Sell	11,263,000	12,654,375	8/31/17	—	(253,204)
Japanese Yen	BZWS	Sell	1,576,550,000	14,158,764	8/31/17	105,323	—
Japanese Yen	DBAB	Sell	229,660,000	2,065,474	9/01/17	18,174	—
Japanese Yen	HSBK	Sell	1,247,125,000	12,384,558	9/01/17	1,267,088	—
South Korean Won	HSBK	Sell	42,561,000,000	38,058,660	9/05/17	857,699	—
Euro	UBSW	Sell	8,311,299	9,361,224	9/06/17	—	(166,841)
Euro	UBSW	Sell	6,231,299	7,039,685	9/07/17	—	(104,268)
South Korean Won	GSCO	Sell	44,346,000,000	39,173,181	9/07/17	410,890	—
Euro	BOFA	Sell	11,879,864	13,440,284	9/08/17	—	(180,298)
Euro	BZWS	Sell	7,003,000	7,891,597	9/08/17	—	(137,530)
Japanese Yen	BZWS	Sell	1,712,605,900	15,146,221	9/11/17	—	(128,193)
Japanese Yen	DBAB	Sell	595,700,000	5,238,572	9/13/17	—	(74,883)
Euro	MSCO	Sell	13,171,500	14,848,891	9/14/17	—	(257,636)
Indian Rupee	DBAB	Buy	258,123,000	3,974,792	9/14/17	—	(15,061)
Euro	BOFA	Sell	17,769,000	20,032,771	9/15/17	—	(347,811)
Euro	HSBK	Sell	8,692,000	9,785,845	9/15/17	—	(183,653)
Euro	JPHQ	Sell	5,636,000	6,353,012	9/15/17	—	(111,334)
Euro	JPHQ	Sell	17,833,294	20,162,322	9/18/17	—	(295,423)
Euro	MSCO	Sell	17,573,000	19,894,393	9/18/17	—	(264,751)
Euro	JPHQ	Sell	11,580,290	12,979,884	9/19/17	—	(305,369)
Euro	UBSW	Sell	11,641,500	13,058,503	9/19/17	—	(296,972)
Japanese Yen	CITI	Sell	286,112,008	2,830,200	9/19/17	277,427	—
South Korean Won	CITI	Sell	11,790,000,000	10,294,937	9/20/17	—	(12,508)
South Korean Won	HSBK	Sell	7,007,000,000	6,113,244	9/20/17	—	(12,649)
Japanese Yen	BZWS	Sell	981,707,504	8,774,372	9/21/17	14,446	—
Japanese Yen	BZWS	Sell	983,714,840	8,925,700	9/25/17	146,154	—
Japanese Yen	MSCO	Sell	575,230,000	5,156,424	9/25/17	22,559	—
South Korean Won	HSBK	Sell	70,417,000,000	62,917,262	9/27/17	1,348,692	—
Euro	BZWS	Sell	44,246,134	50,550,544	9/29/17	—	(238,323)

Semiannual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	172,207,000	1,562,918	9/29/17	$25,686	$—
Euro	GSCO	Sell	463,000	530,621	10/03/17	—	(965)
Euro	DBAB	Sell	2,579,651	2,959,634	10/05/17	—	(2,492)
Euro	HSBK	Sell	18,537,726	21,260,177	10/05/17	—	(26,061)
Australian Dollar	GSCO	Sell	127,700,540	96,694,849	10/06/17	—	(1,357,952)
Japanese Yen	JPHQ	Sell	2,831,950,000	26,823,030	10/10/17	1,528,820	—
Japanese Yen	HSBK	Sell	2,816,800,000	25,607,273	10/11/17	447,077	—
Japanese Yen	SCNY	Sell	415,980,000	3,769,403	10/12/17	53,598	—
South Korean Won	CITI	Sell	8,844,000,000	7,907,018	10/16/17	171,516	—
South Korean Won	HSBK	Sell	5,991,000,000	5,246,519	10/18/17	6,221	—
Japanese Yen	JPHQ	Sell	1,886,055,000	17,471,723	10/20/17	617,278	—
Japanese Yen	BZWS	Sell	735,200,000	6,799,286	10/24/17	227,923	—
Indian Rupee	DBAB	Buy	79,271,000	1,200,894	10/25/17	9,665	—
Indian Rupee	JPHQ	Buy	60,607,000	926,146	11/02/17	—	(1,437)
Indian Rupee	HSBK	Buy	240,033,500	3,665,753	11/08/17	—	(5,906)
Japanese Yen	CITI	Sell	341,992,119	3,332,412	11/09/17	273,087	—
Japanese Yen	CITI	Sell	683,420,000	6,102,782	11/14/17	—	(12,404)
Japanese Yen	CITI	Sell	796,524,000	7,765,057	11/14/17	637,826	—
Japanese Yen	JPHQ	Sell	335,950,000	3,280,714	11/14/17	274,661	—
Australian Dollar	JPHQ	Sell	100,287,000	73,924,556	11/15/17	—	(3,040,537)
Japanese Yen	GSCO	Sell	490,555,000	4,335,555	11/15/17	—	(54,118)
South Korean Won	CITI	Sell	11,823,000,000	10,443,424	11/15/17	96,272	—
Japanese Yen	CITI	Sell	366,680,000	3,461,825	11/16/17	180,463	—
Japanese Yen	JPHQ	Sell	355,193,000	3,171,904	11/16/17	—	(6,663)
Japanese Yen	SCNY	Sell	340,600,700	3,028,423	11/16/17	—	(19,559)
South Korean Won	CITI	Sell	13,902,000,000	12,289,604	11/16/17	122,735	—
Japanese Yen	CITI	Sell	1,599,308,500	14,209,129	11/20/17	—	(105,799)
Japanese Yen	DBAB	Sell	796,770,000	7,427,429	11/21/17	295,412	—
Japanese Yen	HSBK	Sell	207,909,000	1,886,652	11/27/17	25,046	—
Japanese Yen	SCNY	Sell	937,086,000	8,601,459	11/27/17	210,843	—
South Korean Won	HSBK	Sell	35,277,000,000	31,549,434	11/27/17	668,806	—
Japanese Yen	CITI	Sell	1,370,500,000	12,634,422	12/08/17	356,042	—
Japanese Yen	HSBK	Sell	2,052,400,000	18,916,129	12/11/17	525,711	—
Japanese Yen	CITI	Sell	2,595,800,000	23,180,822	12/12/17	—	(79,909)
Japanese Yen	CITI	Sell	310,702,000	2,836,101	12/13/17	51,784	—
Japanese Yen	HSBK	Sell	1,798,900,000	16,460,856	12/13/17	340,239	—
Japanese Yen	JPHQ	Sell	1,666,680,000	14,772,782	12/13/17	—	(162,962)
Japanese Yen	JPHQ	Sell	702,800,000	6,446,731	12/18/17	147,043	—
Japanese Yen	MSCO	Sell	300,000,000	2,764,467	12/18/17	75,358	—
Indian Rupee	CITI	Buy	69,318,000	1,055,711	12/19/17	—	(3,627)
South Korean Won	DBAB	Sell	13,919,000,000	12,493,493	12/20/17	303,685	—
Japanese Yen	JPHQ	Sell	652,895,000	5,869,722	1/22/18	6,720	—
Japanese Yen	DBAB	Sell	8,368,505,770	74,632,175	1/30/18	—	(548,330)
Japanese Yen	JPHQ	Sell	1,719,500,000	15,617,408	2/08/18	162,628	—
Japanese Yen	BZWS	Sell	1,720,220,000	15,584,526	2/09/18	122,471	—
Japanese Yen	CITI	Sell	366,860,000	3,327,951	2/09/18	30,460	—
Japanese Yen	CITI	Sell	751,731,000	6,848,081	2/13/18	89,803	—
Japanese Yen	CITI	Sell	689,390,000	6,190,226	2/14/18	—	(7,912)
Japanese Yen	HSBK	Sell	1,035,240,000	9,301,348	2/16/18	—	(7,212)

TGB-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	353,873,000	3,171,900	2/16/18	$—	$(10,017)
Australian Dollar	CITI	Sell	13,307,000	9,828,949	2/22/18	—	(371,183)
Japanese Yen	HSBK	Sell	1,131,678,000	10,236,798	2/27/18	55,268	—
Japanese Yen	JPHQ	Sell	372,662,000	3,380,798	2/28/18	27,842	—
Japanese Yen	JPHQ	Sell	848,300,000	7,604,764	3/05/18	—	(29,645)
Japanese Yen	HSBK	Sell	400,800,000	3,571,238	3/06/18	—	(36,012)
Australian Dollar	CITI	Sell	58,003,000	43,076,218	3/13/18	—	(1,374,415)
Australian Dollar	JPHQ	Sell	86,973,000	64,360,020	3/13/18	—	(2,291,789)
Japanese Yen	DBAB	Sell	725,287,000	6,565,228	3/22/18	32,108	—
Japanese Yen	CITI	Sell	1,866,452,000	16,883,711	3/23/18	70,517	—
Japanese Yen	JPHQ	Sell	285,510,329	2,618,244	3/26/18	45,935	—
Japanese Yen	CITI	Sell	261,800,000	2,410,348	4/13/18	49,288	—
Japanese Yen	DBAB	Sell	1,406,600,000	12,955,816	4/13/18	270,300	—
Japanese Yen	BOFA	Sell	700,840,000	6,454,774	4/18/18	132,430	—
Japanese Yen	JPHQ	Sell	917,650,000	8,567,961	4/23/18	287,432	—
Indonesian Rupiah	JPHQ	Buy	1,721,000,000,000	123,991,354	5/03/18	487,022	—
Japanese Yen	HSBK	Sell	413,563,000	3,697,479	5/15/18	—	(38,967)
Japanese Yen	SCNY	Sell	366,681,000	3,274,551	5/15/18	—	(38,327)
Japanese Yen	BOFA	Sell	1,105,661,700	9,924,259	5/18/18	—	(66,821)
Japanese Yen	CITI	Sell	1,599,298,500	14,346,508	5/18/18	—	(105,218)
South Korean Won	DBAB	Sell	13,920,000,000	12,530,381	5/18/18	304,864	—
Japanese Yen	BOFA	Sell	1,102,846,375	10,045,282	5/21/18	77,962	—
Japanese Yen	HSBK	Sell	1,106,730,400	10,102,514	5/21/18	100,091	—
Japanese Yen	BOFA	Sell	1,105,842,500	10,134,187	5/22/18	139,228	—
Japanese Yen	JPHQ	Sell	715,709,000	6,559,067	5/22/18	90,260	—
Japanese Yen	BOFA	Sell	1,085,075,000	9,936,584	5/25/18	127,676	—
Japanese Yen	HSBK	Sell	1,455,540,000	13,558,826	6/18/18	383,209	—
Japanese Yen	DBAB	Sell	1,453,310,000	13,399,996	6/19/18	243,826	—
Japanese Yen	CITI	Sell	1,086,780,000	9,949,464	6/20/18	110,774	—
Japanese Yen	DBAB	Sell	1,455,820,000	13,275,761	6/22/18	94,644	—

Total Forward Exchange Contracts						$30,418,172	$(60,187,073)

Net unrealized appreciation (depreciation)							$(29,768,901)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
Description	Counterparty/ Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 0.926%	LCH	$183,490,000	10/17/17	$309,262	$—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	LCH	3,240,000	3/04/21	—	(234,643)

Semiannual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)
Description	Counterparty/ Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	CME	$13,090,000	10/04/23	$—	$(607,053)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	CME	13,090,000	10/04/23	—	(623,186)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	CME	13,090,000	10/07/23	—	(597,606)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.731%	LCH	34,000,000	7/07/24	—	(1,734,742)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.914%	LCH	114,670,000	1/22/25	1,176,630	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.970%	LCH	143,340,000	1/23/25	877,886	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.973%	LCH	84,590,000	1/27/25	514,012	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.937%	LCH	21,150,000	1/29/25	186,432	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.942%	LCH	17,910,000	1/30/25	154,196	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.817%	LCH	28,210,000	2/03/25	508,953	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	LCH	7,460,000	2/25/41	—	(2,636,609)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	LCH	5,600,000	2/28/41	—	(1,956,958)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	LCH	1,870,000	3/01/41	—	(643,132)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	CME	6,370,000	10/04/43	—	(1,496,086)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	CME	6,370,000	10/04/43	—	(1,520,067)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	CME	6,370,000	10/07/43	—	(1,504,005)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.378%	LCH	122,400,000	11/18/46	3,904,246	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.537%	LCH	72,700,000	4/13/47	—	(298,454)

Total Centrally Cleared Swap Contracts.				7,631,617	(13,852,541)

OTC Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	14,630,000	3/28/21	—	(1,031,212)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	7,460,000	2/25/41	—	(2,632,870)

Total OTC Swap Contracts				—	(3,664,082)

Total Interest Rate Swap Contracts				$7,631,617	$(17,516,623)

Net unrealized appreciation (depreciation)					$(9,885,006)

See Abbreviations on page TGB-33.

TGB-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,135,757,225
Cost - Non-controlled affiliates (Note 3e)	649,035,632

Total cost of investments	$2,784,792,857

Value - Unaffiliated issuers	$2,185,190,953
Value - Non-controlled affiliates (Note 3e)	649,035,632

Total value of investments	2,834,226,585
Cash	3,545,995
Foreign currency, at value (cost $2,140,997)	2,141,115
Receivables:
Investment securities sold	222,714,664
Capital shares sold	1,055,648
Interest	39,064,148
Due from brokers	89,850,046
Variation margin	2,776,215
Unrealized appreciation on OTC forward exchange contracts	30,418,172
Other assets	2,618

Total assets	3,225,795,206

Liabilities:
Payables:
Capital shares redeemed	1,587,343
Management fees	1,018,621
Distribution fees	1,231,158
Unrealized depreciation on OTC forward exchange contracts	60,187,073
Unrealized depreciation on OTC swap contracts	3,664,082
Deferred tax	3,624,531
Accrued expenses and other liabilities	1,370,847

Total liabilities	72,683,655

Net assets, at value	$3,153,111,551

Net assets consist of:
Paid-in capital	$3,260,804,810
Accumulated net investment loss	(98,467,306)
Net unrealized appreciation (depreciation)	3,934,955
Accumulated net realized gain (loss)	(13,160,908)

Net assets, at value	$3,153,111,551

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$261,769,950

Shares outstanding	15,121,957

Net asset value and maximum offering price per share	$17.31

Class 2:
Net assets, at value	$2,793,645,038

Shares outstanding	167,594,737

Net asset value and maximum offering price per share	$16.67

Class 4:
Net assets, at value	$97,696,563

Shares outstanding	5,730,732

Net asset value and maximum offering price per share	$17.05

TGB-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Global Bond VIP Fund
Investment income:
Dividends from non-controlled affiliates (Note 3e)	$934,011
Interest	81,802,497

Total investment income	82,736,508

Expenses:
Management fees (Note 3a)	7,194,718
Distribution fees: (Note 3c)
Class 2	3,491,466
Class 4	169,806
Custodian fees (Note 4)	671,882
Reports to shareholders	203,187
Professional fees	61,095
Trustees’ fees and expenses	7,489
Other	130,825

Total expenses	11,930,468
Expense reductions (Note 4)	(54,000)
Expenses waived/paid by affiliates (Note 3e)	(1,051,101)

Net expenses	10,825,367

Net investment income	71,911,141

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(33,258,771)
Foreign currency transactions	24,437,019
Swap contracts	(4,330,467)

Net realized gain (loss)	(13,152,219)

Net change in unrealized appreciation (depreciation) on:
Investments	195,163,320
Translation of other assets and liabilities denominated in foreign currencies	(156,948,648)
Swap contracts	(4,874,179)
Change in deferred taxes on unrealized appreciation	(967,005)

Net change in unrealized appreciation (depreciation)	32,373,488

Net realized and unrealized gain (loss)	19,221,269

Net increase (decrease) in net assets resulting from operations	$91,132,410

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$71,911,141	$116,633,475
Net realized gain (loss)	(13,152,219)	(287,949,944)
Net change in unrealized appreciation (depreciation)	32,373,488	258,515,773

Net increase (decrease) in net assets resulting from operations	91,132,410	87,199,304

Distributions to shareholders from:
Net realized gains:
Class 1	(806,829)	(230,624)
Class 2	(8,999,053)	(2,445,769)
Class 4	(307,109)	(81,295)

Total distributions to shareholders	(10,112,991)	(2,757,688)

Capital share transactions: (Note 2)
Class 1	13,688,252	(58,117,212)
Class 2	(91,174,504)	(233,957,681)
Class 4	(1,546,222)	(8,756,905)

Total capital share transactions	(79,032,474)	(300,831,798)

Net increase (decrease) in net assets	1,986,945	(216,390,182)
Net assets:
Beginning of period	3,151,124,606	3,367,514,788

End of period	$3,153,111,551	$3,151,124,606

Accumulated net investment loss included in net assets:
End of period	$(98,467,306)	$(170,378,447)

TGB-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Semiannual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with

TGB-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

Semiannual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,921,419	$33,302,536	2,249,431	$36,190,152
Shares issued in reinvestment of distributions	46,290	806,829	14,671	230,624
Shares redeemed	(1,194,464)	(20,421,113)	(5,831,060)	(94,537,988)

Net increase (decrease)	773,245	$13,688,252	(3,566,958)	$(58,117,212)

Class 2 Shares:
Shares sold	4,852,402	$81,006,223	12,422,365	$192,901,752
Shares issued in reinvestment of distributions	535,977	8,999,053	161,118	2,445,769
Shares redeemed	(10,887,065)	(181,179,780)	(27,589,750)	(429,305,202)

Net increase (decrease)	(5,498,686)	$(91,174,504)	(15,006,267)	$(233,957,681)

Class 4 Shares:
Shares sold	487,619	$8,316,260	793,050	$12,575,365
Shares issued in reinvestment of distributions	17,886	307,109	5,231	81,295
Shares redeemed	(597,221)	(10,169,591)	(1,344,557)	(21,413,565)

Net increase (decrease)	(91,716)	$(1,546,222)	(546,276)	$(8,756,905)

TGB-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.458% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Semiannual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	436,780,215	591,026,045	(378,770,628)	649,035,632	$649,035,632	$934,011	$—	3.4%

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2017, the purchase and sale transactions aggregated $- and $8,246,196, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,815,575,413

Unrealized appreciation	$111,398,751
Unrealized depreciation	(92,747,579)

Net unrealized appreciation (depreciation)	$18,651,172

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $357,685,034 and $622,866,820, respectively.

TGB-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

7. Credit Risk

At June 30, 2017, the Fund had 22.4% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$7,631,617	[a]	Variation margin	$13,852,541	[a]
				Unrealized depreciation on OTC swap contracts	3,664,082
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	30,418,172		Unrealized depreciation on OTC forward exchange contracts	60,187,073
Value recovery instruments	Investments in securities, at value	11,741,783

Totals		$49,791,572			$77,703,696

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(4,330,467)		Swap contracts	$(4,874,179)
Foreign exchange contracts	Foreign currency transactions	20,704,148	[a]	Translation of other assets and liabilities denominated in foreign currencies	(154,923,103)[a]
Value recovery instruments				Investments	2,598,493

Totals		$16,373,681			$(157,198,789)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

Semiannual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

For the period ended June 30, 2017, the average month end notional amount of swap contracts represented $879,557,143. The average month end contract value and fair value of forward exchange contracts and VRI was $3,404,454,907 and $10,252,433, respectively.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$30,418,172	$60,187,073
Swap contracts	—	3,664,082

Total	$30,418,172	$63,851,155

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[b]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$477,296	$(477,296)	$—	$—	$—
BZWS	2,178,194	(1,208,280)	—	—	969,914
CITI	3,136,665	(3,136,665)	—	—	—
DBAB	4,687,842	(4,687,842)	—	—	—
GSCO	411,789	(411,789)	—	—	—
HSBK	10,839,285	(4,934,574)	(4,201,960)	—	1,702,751
JPHQ	8,227,636	(8,227,636)	—	—	—
MSCO	97,917	(97,917)	—	—	—
SCNY	361,548	(361,548)	—	—	—
UBSW	—	—	—	—	—

Total	$30,418,172	$(23,543,547)	$(4,201,960)	$—	$2,672,665

TGB-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$7,825,353	$(477,296)	$—	$(7,348,057)	$—
BZWS	1,208,280	(1,208,280)	—	—	—
CITI	13,416,294	(3,136,665)	—	(9,980,000)	299,629
DBAB	9,340,766	(4,687,842)	—	(4,630,000)	22,924
GSCO	5,510,215	(411,789)	—	(5,050,000)	48,426
HSBK	4,934,574	(4,934,574)	—	—	—
JPHQ	18,051,046	(8,227,636)	—	(7,880,000)	1,943,410
MSCO	522,387	(97,917)	—	(310,000)	114,470
SCNY	2,321,110	(361,548)	—	(1,959,562)	—
UBSW	721,130	—	—	(721,130)	—

Total	$63,851,155	$(23,543,547)	$—	$(37,878,749)	$2,428,859

bAt June 30, 2017, the Fund received United Kingdom Treasury Bonds and Notes as collateral for derivatives.

cIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page TGB-33.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

11. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$2,109,715,828	$—	$2,109,715,828
Short Term Investments	649,035,632	75,475,125	—	724,510,757

Total Investments in Securities	$649,035,632	$2,185,190,953	$—	$2,834,226,585

Other Financial Instruments:
Forward Exchange Contracts	$—	$30,418,172	$—	$30,418,172
Swap Contracts	—	7,631,617	—	7,631,617

Total Other Financial Instruments	$—	$38,049,789	$—	$38,049,789

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$60,187,073	$—	$60,187,073
Swap Contracts	—	17,516,623	—	17,516,623

Total Other Financial Instruments	$—	$77,703,696	$—	$77,703,696

aFor detailed categories, see the accompanying Statement of Investments.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America, N.A.	ARS	Argentine Peso	BBA	British Bankers Association

BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note

CITI	Citibank, N.A.	COP	Colombian Peso	GDP	Gross Domestic Product

CME	Chicago Mercantile Exchange	EUR	Euro	LIBOR	London InterBank Offered Rate

DBAB	Deutsche Bank, AG	GHS	Ghanaian Cedi	VRI	Value Recovery Instruments

GSCO	Goldman Sachs Bank USA	IDR	Indonesian Rupiah

HSBK	HSBC Bank PLC	INR	Indian Rupee

JPHQ	JP Morgan Chase Bank, N.A.	KRW	South Korean Won

LCH	LCH Clearnet LLC	MXN	Mexican Peso

MSCO	Morgan Stanley & Co. LLC	PEN	Peruvian Nuevo Sol

SCNY	Standard Chartered Bank	PHP	Philippine Peso

UBSW	UBS AG	USD	United States Dollar

		ZAR	South African Rand

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Templeton Growth VIP Fund

This semiannual report for Templeton Growth VIP Fund covers the period ended June 30, 2017.

Class 4 Performance Summary as of June 30, 2017

The Fund’s Class 4 Shares delivered a +10.89% total return for the six-month period ended June 30, 2017.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller and midsized-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Value securities may not increase in price as anticipated or may decline further in value. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI All country World Index (ACWI), returned +11.82% for the period under review.1

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world toward period-end.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.3

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund delivered double-digit absolute gains but slightly trailed its official benchmark, the MSCI ACWI, during the reporting period. Although stocks sustained upward momentum through the bulk of the period, market leadership transitioned from cyclical, value-oriented stocks back to defensive, growth-oriented issues as the period progressed. The market’s increasingly defensive posture was consistent with mixed global economic and political newsflow. Growth slowed in the world’s two largest economies (the U.S. and China), major central banks incrementally tightened policy and political tensions in key markets such as the U.S., Japan and the U.K remained elevated. Yet, investors focused more on positive factors: continued corporate earnings strength, still abundant liquidity and a favorable election outcome in France, which creates a window of opportunity for structural change and further European reform and integration. We, too, have been encouraged by positive political and economic developments in Europe (discussed in greater detail herein), which rewarded our long-standing overweighted allocation to the region.

An overweighted energy position detracted from the Fund’s relative performance as oil fell briefly into bear market territory amid the worst start to a year since 1997.4 The sector accounted for four of the Fund’s biggest detractors during the period, including U.S.-based exploration and production firms Apache and ConocoPhillips, U.S.-based oil services firm Halliburton and U.K.-based oil major Royal Dutch Shell. Apache was one of the Fund’s biggest laggards, declining after the firm reported an unexpected loss and disappointing 2017 production guidance. We continue to like Apache’s longer term prospects, given the strong cash-flow generating capabilities of its low-cost international assets (in Egypt and the North Sea) and an attractive growth pipeline in U.S. shale, including a potential major new discovery in the Permian Basin. We initially invested in Apache on the premise that its attractive growth pipeline was deeply undervalued by a short-term-oriented market; the market now ascribes a higher value to these assets, and although the stock is no longer an outright bargain in our view, it remains a core holding with potential for future appreciation as value materializes.

More generally, we believe the current pessimism in oil markets is misplaced, and we view near-term concerns about rising North American supply as overblown in the context of our long-term investment outlook. The rise in U.S. inventories is partially a seasonal event, and we expect some drawdown of stockpiles in the second half of 2017, countering the perception of a supply glut. In any event, more comprehensive data on global inventories paint the picture of a tighter market than the

3. Please see Index Descriptions following the Fund Summaries.

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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TEMPLETON GROWTH VIP FUND

one suggested by U.S. data. We could also begin to see falling output from North American shale fields if sustained low prices discourage investment in future production. Financial speculation has further pressured oil, with net positioning in futures markets revealing one of the highest levels of short trades on record, a potential contrarian indicator. We also observe that geopolitical relations among the world’s largest oil producers are mostly stable, with compliance to the Organization of the Petroleum Exporting Countries (OPEC) production cuts above 100% and Russia apparently making good on its pledge to constrain output in line with OPEC. Finally, the world’s largest oil producer, Saudi Arabia, is preparing to conduct an initial public offering (IPO) of one of the world’s most valuable companies, Saudi Arabian Oil Co. (commonly known as Saudi Aramco). Riyadh seems to hope to maximize proceeds from this historic IPO, and therefore has every incentive to wish for a more buoyant price environment.

An underweighted position and stock selection in consumer staples also detracted during a period when the defensive sector came back into favor.5 We continue to believe that the historic valuation premium commanded by consumer staples stocks is likely to limit long-term investment returns in a commoditized sector subject to extreme pricing pressure and deteriorating earnings trends. For exposure to quality stocks with defensive characteristics, we continue to prefer health care to consumer staples given, among other things, the near-record valuation gap between the two sectors.

However, the Fund’s health care holdings also came under pressure during the review period, largely due to stock-specific weakness.6 Shares of Israel-based drugmaker Teva Pharmaceutical Industries led the sector lower after the company reported declining profits and investors worried about an ongoing leadership transition and the loss of U.S. patent protection on a key multiple sclerosis drug. Many market participants remained concerned about Teva’s ability to bring new products to fruition and grow its global generic franchise. However, we are more interested in Teva’s cash-generating abilities than its growth profile. With a relatively high free cash flow yield in 2017, in our assessment, Teva’s core businesses generate enough cash to healthily reward shareholders, while steadily bringing down elevated debt stemming from the recent acquisition of U.S. biotechnology firm Allergan’s generics business. We believe the market is excessively punishing Teva

Top 10 Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Oracle Corp. Software, U.S.	3.1%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.9%
Citigroup Inc. Banks, U.S.	2.5%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.5%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.1%
KB Financial Group Inc. Banks, South Korea	2.0%
Amgen Inc. Biotechnology, U.S.	1.9%
Allergan PLC Pharmaceuticals, U.S.	1.8%
Standard Chartered PLC Banks, U.K.	1.8%
Alphabet Inc. Internet Software & Services, U.S.	1.7%

amid concerns about the company’s growth profile and competitive threats associated with a key patent’s expiration, and we feel the stock represents compelling value trading at an all-time low multiple relative to 2017 earnings. More broadly, our analysis indicates that the defensive growth prospects of the entire health care sector remain materially undervalued amid excessive political concerns, and we continue to find sufficient bottom-up bargains to justify an overweighted allocation. Within the sector, we continue to favor innovative companies we feel have portfolios of high-margin, long-duration products and think are facing little competition or have demonstrable advantages over existing therapies.

Stock selection in the materials7 sector detracted, pressured by Russian nickel miner MMC Norilsk Nickel and Canadian gold miner Barrick Gold.8 Norilsk declined as nickel prices lagged due to loosening concentrate export restrictions in Indonesia and the removal of a hardline mining minister in the Philippines, events likely to increase global nickel supply. Although we continue to like Norilsk for its quality asset

5. The consumer staples sector comprises food and staples retailing and personal products in the SOI.

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

7. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

8. Not part of the index.

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portfolio, attractive cost position and prolific cash flow generation, we believe the stock is not as cheap as it seems on headline earnings ratios given the firm’s practice of under-depreciating capital expenditure, and we worry about the sustainability of the double-digit dividend yield at spot metals prices. Although we continue to hold Norilsk in anticipation of a better exit opportunity, we have been more active buyers of Barrick thus far in 2017. Barrick’s stock came under pressure from both weaker gold prices and company-specific issues that included a cyanide spill at an Argentinian mine and a dispute with the government of Tanzania about the declared value of gold bullion exported by Acacia Mining,9 Barrick’s subsidiary. We expect such issues to ultimately prove transitory, and remain encouraged by the solid progress Barrick continues to make executing its overarching corporate strategy. Costs are trending down, the balance sheet is improving and management is pursuing a number of value-adding strategic partnerships with Goldcorp, Antofagasta, Zijin Mining Group and Shandong Gold Mining.9 We have used the recent weakness in gold prices and lull in market volatility to moderately increase exposure to select precious metals holdings, including Barrick.

Turning to contributors, we were encouraged by the outperformance of the Fund’s overweighted financials holdings.10 Sector outperformance during the period was led by European and Asian lenders, which offered more exposure to tailwinds associated with the French election outcome than the headwinds stemming from doubts about the viability of the global reflation trade. French bank Credit Agricole finished as the Fund’s top contributor among European banks, rallying on both the French election outcome and earnings results that exceeded expectations amid stronger performance from the firm’s capital markets division. Efforts to simplify Credit Agricole’s complex corporate structure and refocus on core French and Italian markets are progressing well, and we see additional scope for outperformance. We are encouraged by the continued progress in the European banking sector more generally, where earnings revisions have returned to a positive trajectory, regulatory capital has been largely rebuilt and the bulk of post-crisis re-regulation efforts are now complete. As economic data have picked up and certain risky political events have been favorably resolved, demand for credit has increased. Indeed, private loan growth is steadily rising in Europe, with favorable implications for bank earnings. Yet, little of this good news has made it into the price of European bank shares, which continue to look undervalued to us based on price-to-earnings ratio, price-to-book value and dividend yields, relative to both their own history and to their U.S. peers. South Korean lender KB Financial Group was the top contributor among the Fund’s Asian financials holdings, rallying amid signs that a new government in South Korea could deliver fiscal stimulus, reform the rigid corporate chaebol structure (large, mostly family-owned conglomerates) and normalize economic ties with China. Prospects for improving corporate governance and political stability have combined with rising interest rates and genuine economic growth to benefit the banking sector in emerging Asia more generally. South Korea in particular is an excellent example of a banking market subject to all of these cyclical and structural tailwinds, but still trading at what we considered low valuation multiples.

We also continue to find value outside of the financials sector in South Korea, and note that South Korean semiconductor and consumer electronics manufacturer Samsung Electronics finished among the Fund’s top contributors during the period. Its stock benefited from the aforementioned macroeconomic tailwinds in addition to record first-quarter earnings and the company’s cancelation of billions of U.S. dollars’ worth of its Treasury shares, which sparked a raft of earnings upgrades from Wall Street analysts. Although sentiment on the stock is beginning to improve as results highlight operational progress, our analysis indicates to us that the market continues to undervalue the sustainability of Samsung’s dominant, low-cost position in core markets due to excessive focus on problem areas of lesser business impact. With its shares trading at what we considered low valuation multiples and the company holding a large net cash position, Samsung’s improving business mix shift and increasing focus on shareholder returns remain significantly undervalued, in our analysis.

Stock selection among overweighted telecommunication services holdings notably contributed, led by Japanese mobile operator and technology conglomerate SoftBank Group.11 Its shares rose to the highest levels in nearly two decades after the firm’s majority-owned U.S. telecommunications subsidiary, Sprint,9 reported better-than-expected sales and subscriber growth. The higher share price also reflected rising optimism that SoftBank might be able to execute a long-desired merger between Sprint and another major U.S. mobile operator, T-Mobile U.S.,9 under a new Republican administration. SoftBank Chairman Masayoshi Son recently met with President Donald Trump and pledged to invest US$50 billion and create

9. Not a Fund holding.

10. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

11. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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TEMPLETON GROWTH VIP FUND

50,000 jobs in the U.S., an indication that SoftBank is working to curry favor with the new administration to facilitate a deal that, if executed, we believe could represent a potential share price catalyst. Elsewhere at SoftBank, the core Japanese telecommunications business is providing strong, stable free cash flow; Chinese technology subsidiary Alibaba Group Holding9 continues to realize outsized growth; and the newly acquired U.K. semiconductor manufacturer ARM Holdings,9 while expensive and value-destructive in the near term, in our view, offers another exciting long-term growth driver. SoftBank’s stock remains excessively cheap on a sum-of-the-parts basis, in our analysis.

From a regional standpoint, stock selection drove outperformance among overweight Asian holdings. Stock-specific weakness offset the benefit of an underweighted allocation in the U.S. and an overweighted allocation in Europe. We were encouraged by positive developments in Europe and continue to find what we consider attractive bottom-up bargains in the region. Although economic indicators in the U.S. are softening and the political environment remains hostile, Europe is experiencing an encouraging combination of genuine economic momentum and a political climate now conducive to structural reform. To the first point, unemployment in Europe recently hit an eight-year low, gross domestic product growth in 2016 outpaced the U.S. for the first time since the global financial crisis, and corporate profits are solidly accelerating. Encouragingly, European equity markets attracted record weekly investment inflows during 2017’s second quarter. On the political front, Emmanuel Macron’s victory in the French presidential election (and subsequent success in parliamentary votes) creates a historic opportunity for genuine reform and closer European integration.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2017, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

More broadly, we continue to stress the value of fundamental investing, active stock picking and disciplined risk management in the current environment. Overall, we assess that equities offer selectively attractive opportunities and could continue to generate investor interest in a lower-yield, lower-return environment in which asset owners are under pressure to meet challenging return targets. However, in our opinion, this is not the point in the cycle to buy equities indiscriminately. We believe monetary policy has never been so loose and experimental, artificially depressing the price of money and skewing the risk-free rate (and therefore the assets that are priced off of it). Global debt levels have never been so high, generating a flood of liquidity that has saturated many financial assets. Political tensions remain elevated, and policymakers may struggle to turn pro-growth campaign promises into actual legislation. Meanwhile, we believe stocks have become commoditized into “factor buckets,” and are thought of today not as ownership stakes in long-term, cash-generating businesses, but instead as high-or-low-beta, high-or-low-quality, defensive-or-aggressive, risk-on-or-off, etc. These are all unusual conditions that create additional challenges for fundamentally oriented security analysts. Yet, it is our belief that all of these trends are temporary, as price eventually converges with value over time and a healthy market needs investors with the ability to facilitate price discovery. After a long, fallow period for active value investors, we were encouraged by 2016’s value rally and, despite the more recent pull-back, we anticipate a supportive environment for value investing over our long-term horizon.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Fund-Level Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,108.90	$6.07	$1,019.04	$5.81	1.16%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.93	$13.54	$14.85	$15.47	$12.16	$10.27

Income from investment operations[a]:

Net investment income[b]	0.19	0.26	0.28	0.38 [c]	0.22	0.27

Net realized and unrealized gains (losses)	1.34	0.96	(1.17)	(0.75)	3.49	1.88

Total from investment operations	1.53	1.22	(0.89)	(0.37)	3.71	2.15

Less distributions from:

Net investment income	(0.28)	(0.31)	(0.42)	(0.25)	(0.40)	(0.26)

Net realized gains	—	(0.52)	—	—	—	—

Total distributions	(0.28)	(0.83)	(0.42)	(0.25)	(0.40)	(0.26)

Net asset value, end of period	$15.18	$13.93	$13.54	$14.85	$15.47	$12.16

Total return[d]	11.02%	9.90%	(6.24)%	(2.53)%	31.05%	21.40%

Ratios to average net assets[e]

Expenses	0.81% [f,g]	0.82% [f]	0.80% [f]	0.78%	0.78% [g]	0.78%	[g]

Net investment income	2.53%	2.01%	1.96%	2.46% [c]	1.62%	2.31%

Supplemental data

Net assets, end of period (000’s)	$472,768	$453,997	$468,548	$572,860	$588,409	$476,954

Portfolio turnover rate	16.05%	22.88%	20.92%	17.46%	11.60%	18.73%	[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

TG-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.70	$13.32	$14.61	$15.23	$11.97	$10.11

Income from investment operations[a]:

Net investment income[b]	0.16	0.23	0.25	0.34 [c]	0.19	0.21

Net realized and unrealized gains (losses)	1.33	0.94	(1.16)	(0.75)	3.44	1.88

Total from investment operations	1.49	1.17	(0.91)	(0.41)	3.63	2.09

Less distributions from:

Net investment income	(0.24)	(0.27)	(0.38)	(0.21)	(0.37)	(0.23)

Net realized gains	—	(0.52)	—	—	—	—

Total distributions	(0.24)	(0.79)	(0.38)	(0.21)	(0.37)	(0.23)

Net asset value, end of period	$14.95	$13.70	$13.32	$14.61	$15.23	$11.97

Total return[d]	10.93%	9.62%	(6.49)%	(2.81)%	30.82%	21.07%

Ratios to average net assets[e]

Expenses	1.06% [f,g]	1.07% [f]	1.05% [f]	1.03%	1.03% [g]	1.03%	[g]

Net investment income	2.28%	1.76%	1.71%	2.21% [c]	1.37%	2.06%

Supplemental data

Net assets, end of period (000’s)	$892,615	$876,128	$921,895	$1,171,896	$1,450,304	$1,352,554

Portfolio turnover rate	16.05%	22.88%	20.92%	17.46%	11.60%	18.73%	[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.83	$13.44	$14.73	$15.35	$12.07	$10.19

Income from investment operations[a]:

Net investment income[b]	0.16	0.22	0.23	0.33 [c]	0.17	0.20

Net realized and unrealized gains (losses)	1.34	0.94	(1.16)	(0.76)	3.47	1.90

Total from investment operations	1.50	1.16	(0.93)	(0.43)	3.64	2.10

Less distributions from:

Net investment income	(0.22)	(0.25)	(0.36)	(0.19)	(0.36)	(0.22)

Net realized gains	—	(0.52)	—	—	—	—

Total distributions	(0.22)	(0.77)	(0.36)	(0.19)	(0.36)	(0.22)

Net asset value, end of period	$15.11	$13.83	$13.44	$14.73	$15.35	$12.07

Total return[d]	10.89%	9.47%	(6.54)%	(2.88)%	30.64%	21.02%

Ratios to average net assets[e]

Expenses	1.16% [f,g]	1.17% [f]	1.15% [f]	1.13%	1.13% [g]	1.13%	[g]

Net investment income	2.18%	1.66%	1.61%	2.11% [c]	1.27%	1.96%

Supplemental data

Net assets, end of period (000’s)	$41,221	$43,286	$47,777	$59,989	$72,683	$67,158

Portfolio turnover rate	16.05%	22.88%	20.92%	17.46%	11.60%	18.73%	[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

TG-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2017 (unaudited)

Templeton Growth VIP Fund
		Country	Shares	Value
	Common Stocks 97.4%
	Aerospace & Defense 1.3%
	BAE Systems PLC	United Kingdom	2,298,132	$18,963,392

	Air Freight & Logistics 0.8%
	United Parcel Service Inc., B	United States	99,220	10,972,740

	Airlines 0.7%
	Deutsche Lufthansa AG	Germany	447,422	10,183,025

	Automobiles 3.7%
	Hero Motocorp Ltd.	India	281,730	16,137,130
	Hyundai Motor Co.	South Korea	140,600	19,586,962
	Nissan Motor Co. Ltd.	Japan	1,696,510	16,861,787

				52,585,879

	Banks 15.8%
	Bangkok Bank PCL, fgn	Thailand	1,230,200	7,144,735
	Bangkok Bank PCL, NVDR	Thailand	913,600	4,982,783
	Barclays PLC	United Kingdom	4,370,990	11,543,436
	BNP Paribas SA	France	243,927	17,570,131
	Citigroup Inc.	United States	532,290	35,599,555
	Credit Agricole SA	France	970,876	15,620,027
	DBS Group Holdings Ltd.	Singapore	932,690	14,049,964
	HSBC Holdings PLC	United Kingdom	2,362,494	21,982,670
	ING Groep NV	Netherlands	737,796	12,725,487
	JPMorgan Chase & Co.	United States	169,570	15,498,698
	KB Financial Group Inc.	South Korea	552,314	27,834,468
a	Standard Chartered PLC	United Kingdom	2,433,563	24,635,978
	SunTrust Banks Inc.	United States	218,530	12,395,022

				221,582,954

	Biotechnology 3.9%
	Amgen Inc.	United States	155,440	26,771,431
a	Celgene Corp.	United States	60,320	7,833,759
	Gilead Sciences Inc.	United States	283,260	20,049,143

				54,654,333

	Capital Markets 1.6%
	Man Group PLC	United Kingdom	2,385,372	4,809,739
	UBS Group AG	Switzerland	887,140	15,027,018
	Value Partners Group Ltd.	Hong Kong	2,850,000	2,595,306

				22,432,063

	Chemicals 1.3%
	Akzo Nobel NV	Netherlands	208,005	18,078,505

	Communications Equipment 2.6%
	Cisco Systems Inc.	United States	633,880	19,840,444
	Ericsson, B	Sweden	1,947,362	13,932,027
a	NetScout Systems Inc.	United States	86,600	2,979,040

				36,751,511

	Construction Materials 0.2%
	CRH PLC	Ireland	61,741	2,184,470

	Consumer Finance 1.3%
	Ally Financial Inc.	United States	160,390	3,352,151
	Capital One Financial Corp.	United States	187,470	15,488,771

				18,840,922

Semiannual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Diversified Telecommunication Services 3.2%
b	China Telecom Corp. Ltd., ADR	China	179,195	$8,588,816
	China Telecom Corp. Ltd., H	China	2,006,000	953,189
	Singapore Telecommunications Ltd.	Singapore	7,861,800	22,212,669
	Telefonica SA	Spain	1,290,675	13,324,484

				45,079,158

	Energy Equipment & Services 0.7%
	Halliburton Co.	United States	217,950	9,308,645
	Helmerich & Payne Inc.	United States	19,100	1,037,894

				10,346,539

	Food & Staples Retailing 2.0%
	Metro AG	Germany	269,320	9,092,027
a	Tesco PLC	United Kingdom	2,246,078	4,938,462
	Walgreens Boots Alliance Inc.	United States	173,340	13,574,256

				27,604,745

	Health Care Equipment & Supplies 1.8%
	Getinge AB, B	Sweden	925,050	18,113,251
	Medtronic PLC	United States	74,440	6,606,550

				24,719,801

	Health Care Providers & Services 2.2%
	AmerisourceBergen Corp.	United States	160,900	15,209,877
	Cardinal Health Inc.	United States	196,970	15,347,902

				30,557,779

	Household Durables 1.3%
	Panasonic Corp.	Japan	1,349,530	18,284,071

	Industrial Conglomerates 1.1%
	Siemens AG	Germany	107,392	14,763,155

	Insurance 5.1%
	Aegon NV	Netherlands	2,505,936	12,797,814
	American International Group Inc.	United States	312,040	19,508,741
	AXA SA	France	790,268	21,619,273
	China Life Insurance Co. Ltd., H	China	6,041,230	18,453,887

				72,379,715

	Internet Software & Services 2.9%
a	Alphabet Inc., A	United States	25,760	23,948,557
a	Baidu Inc., ADR	China	97,340	17,410,232

				41,358,789

	IT Services 0.5%
	DXC Technology Co.	United States	92,729	7,114,169

	Life Sciences Tools & Services 0.5%
	QIAGEN NV	Netherlands	205,690	6,842,901

	Machinery 1.1%
a	Navistar International Corp.	United States	598,440	15,697,081

	Media 4.7%
	Comcast Corp., A	United States	594,404	23,134,204
	SES SA, IDR	Luxembourg	295,280	6,922,745
	Sky PLC	United Kingdom	1,499,257	19,411,402

TG-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Media (continued)
	Twenty-First Century Fox Inc., A	United States	591,972	$16,776,486

				66,244,837

	Metals & Mining 2.9%
	Barrick Gold Corp.	Canada	865,310	13,767,082
	MMC Norilsk Nickel PJSC, ADR	Russia	695,600	9,599,280
	Sumitomo Metal Mining Co. Ltd.	Japan	276,500	3,688,387
	Wheaton Precious Metals Corp.	Canada	680,489	13,524,204

				40,578,953

	Multiline Retail 0.3%
	Ryohin Keikaku Co. Ltd.	Japan	19,340	4,826,188

	Multi-Utilities 1.3%
	innogy SE	Germany	410,700	16,168,292
	Veolia Environnement SA	France	91,200	1,927,204

				18,095,496

	Oil, Gas & Consumable Fuels 10.1%
	Apache Corp.	United States	221,140	10,599,240
	BP PLC	United Kingdom	3,841,161	22,154,633
	Cenovus Energy Inc.	Canada	108,800	802,475
	ConocoPhillips	United States	361,710	15,900,772
	Eni SpA	Italy	1,331,279	20,011,799
	Galp Energia SGPS SA, B	Portugal	1,013,670	15,347,495
a	Husky Energy Inc.	Canada	616,720	7,003,910
	Kunlun Energy Co. Ltd.	China	17,103,030	14,501,240
	Royal Dutch Shell PLC, A	United Kingdom	15,359	407,119
	Royal Dutch Shell PLC, B	United Kingdom	1,303,219	35,011,103

				141,739,786

	Personal Products 0.3%
	Coty Inc., A	United States	236,700	4,440,492

	Pharmaceuticals 9.1%
	Allergan PLC	United States	106,454	25,877,903
	Eli Lilly & Co.	United States	192,470	15,840,281
	Merck KGaA	Germany	127,234	15,368,968
	Perrigo Co. PLC	United States	192,570	14,542,886
	Roche Holding AG	Switzerland	45,563	11,605,199
	Sanofi	France	146,857	14,050,523
	Teva Pharmaceutical Industries Ltd., ADR	Israel	904,490	30,047,158

				127,332,918

	Semiconductors & Semiconductor Equipment 0.2%
a	First Solar Inc.	United States	74,720	2,979,834

	Software 4.6%
	Microsoft Corp.	United States	311,849	21,495,752
	Oracle Corp.	United States	857,350	42,987,529

				64,483,281

	Specialty Retail 0.7%
	Kingfisher PLC	United Kingdom	2,677,124	10,485,674

Semiannual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Technology Hardware, Storage & Peripherals 4.7%
	Apple Inc.	United States	164,980	$23,760,420
	Hewlett Packard Enterprise Co.	United States	100,890	1,673,765
	Samsung Electronics Co. Ltd.	South Korea	19,450	40,380,329

				65,814,514

	Wireless Telecommunication Services 2.9%
	China Mobile Ltd.	China	636,000	6,748,756
	SoftBank Group Corp.	Japan	247,120	19,985,337
	Turkcell Iletisim Hizmetleri AS, ADR	Turkey	830,743	6,812,093
	Vodafone Group PLC	United Kingdom	2,681,677	7,606,048

				41,152,234

	Total Common Stocks (Cost $1,100,242,083)			1,370,151,904

			Principal Amount
	Corporate Bonds (Cost $8,457,000) 0.7%
	Oil, Gas & Consumable Fuels 0.7%
[c]	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	$9,117,000	9,675,416

	Total Investments before Short Term Investments (Cost $1,108,699,083)			1,379,827,320

	Short Term Investments 1.9%
	Time Deposits 1.9%
	Bank of Montreal, 1.00%, 7/03/17	United States	10,000,000	10,000,000
	Royal Bank of Canada, 1.02%, 7/03/17	United States	16,800,000	16,800,000

	Total Time Deposits (Cost $26,800,000)			26,800,000

[d]	Investments from Cash Collateral Received for Loaned Securities (Cost $333,200) 0.0%†

			Shares
	Money Market Funds 0.0%†
[e,f]	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	United States	333,200	333,200

	Total Investments (Cost $1,135,832,283) 100.0%			1,406,960,520
	Other Assets, less Liabilities (0.0)%†			(356,005)

	Net Assets 100.0%			$1,406,604,515

See Abbreviations on page TG-25.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2017. See Note 1(c).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

dSee Note 1(c) regarding securities on loan.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

TG-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,135,499,083
Cost - Non-controlled affiliates (Note 3e)	333,200

Total cost of investments	$1,135,832,283

Value - Unaffiliated issuers	$1,406,627,320
Value - Non-controlled affiliates (Note 3e)	333,200

Total value of investments (includes securities loaned in the amount of $325,924)	1,406,960,520
Cash	195,573
Foreign currency, at value (cost $13,131)	13,131
Receivables:
Investment securities sold	3,335,095
Capital shares sold	199,456
Dividends and interest	4,172,303
European Union tax reclaims	825,248
Other assets	903

Total assets	1,415,702,229

Liabilities:
Payables:
Investment securities purchased	6,579,390
Capital shares redeemed	581,909
Management fees	899,854
Distribution fees	398,997
Payable upon return of securities loaned	333,200
Deferred tax	48,836
Accrued expenses and other liabilities	255,528

Total liabilities	9,097,714

Net assets, at value	$1,406,604,515

Net assets consist of:
Paid-in capital	$1,082,199,845
Undistributed net investment income	18,159,949
Net unrealized appreciation (depreciation)	271,124,226
Accumulated net realized gain (loss)	35,120,495

Net assets, at value	$1,406,604,515

Class 1:
Net assets, at value	$472,768,230

Shares outstanding	31,135,566

Net asset value and maximum offering price per share	$15.18

Class 2:
Net assets, at value	$892,615,437

Shares outstanding	59,702,574

Net asset value and maximum offering price per share	$14.95

Class 4:
Net assets, at value	$41,220,848

Shares outstanding	2,728,532

Net asset value and maximum offering price per share	$15.11

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Growth VIP Fund
Investment income:
Dividends (net of foreign taxes of $2,065,266)	$22,360,577
Interest	755,954
Income from securities loaned (net of fees and rebates)	127,579

Total investment income	23,244,110

Expenses:
Management fees (Note 3a)	5,419,292
Distribution fees: (Note 3c)
Class 2	1,103,308
Class 4	74,094
Custodian fees (Note 4)	51,900
Reports to shareholders	105,771
Professional fees	64,604
Trustees’ fees and expenses	3,150
Other	20,901

Total expenses	6,843,020
Expense reductions (Note 4)	(7,797)
Expenses waived/paid by affiliates (Note 3e)	(18,200)

Net expenses	6,817,023

Net investment income	16,427,087

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	53,354,700
Foreign currency transactions	93,162

Net realized gain (loss)	53,447,862

Net change in unrealized appreciation (depreciation) on:
Investments	75,672,097
Translation of other assets and liabilities denominated in foreign currencies	213,059
Change in deferred taxes on unrealized appreciation	(48,836)

Net change in unrealized appreciation (depreciation)	75,836,320

Net realized and unrealized gain (loss)	129,284,182

Net increase (decrease) in net assets resulting from operations	$145,711,269

TG-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$16,427,087	$24,853,200
Net realized gain (loss)	53,447,862	(7,519,261)
Net change in unrealized appreciation (depreciation)	75,836,320	106,000,252

Net increase (decrease) in net assets resulting from operations	145,711,269	123,334,191

Distributions to shareholders from:
Net investment income:
Class 1	(8,645,537)	(10,324,588)
Class 2	(14,420,565)	(17,569,556)
Class 4	(607,359)	(854,329)
Net realized gains:
Class 1	—	(17,221,955)
Class 2	—	(33,791,595)
Class 4	—	(1,749,580)

Total distributions to shareholders	(23,673,461)	(81,511,603)

Capital share transactions: (Note 2)
Class 1	(21,721,782)	(29,290,497)
Class 2	(61,234,691)	(71,266,569)
Class 4	(5,888,489)	(6,073,422)

Total capital share transactions	(88,844,962)	(106,630,488)

Net increase (decrease) in net assets	33,192,846	(64,807,900)
Net assets:
Beginning of period	1,373,411,669	1,438,219,569

End of period	$1,406,604,515	$1,373,411,669

Undistributed net investment income included in net assets:
End of period	$18,159,949	$25,406,323

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TG-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Semiannual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TG-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	196,844	$2,864,766	110,663	$1,440,832
Shares issued in reinvestment of distributions	578,684	8,645,537	2,252,375	27,546,543
Shares redeemed	(2,233,010)	(33,232,085)	(4,377,350)	(58,277,872)

Net increase (decrease)	(1,457,482)	$(21,721,782)	(2,014,312)	$(29,290,497)

Class 2 Shares:
Shares sold	597,550	$8,642,207	3,935,051	$50,119,612
Shares issued in reinvestment of distributions	980,324	14,420,565	4,262,336	51,361,152
Shares redeemed	(5,811,515)	(84,297,463)	(13,462,698)	(172,747,333)

Net increase (decrease)	(4,233,641)	$(61,234,691)	(5,265,311)	$(71,266,569)

Class 4 Shares:
Shares sold	12,724	$190,131	280,303	$3,402,727
Shares issued in reinvestment of distributions	40,845	607,359	213,961	2,603,908
Shares redeemed	(454,526)	(6,685,979)	(920,832)	(12,080,057)

Net increase (decrease)	(400,957)	$(5,888,489)	(426,568)	$(6,073,422)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.778% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

TG-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	—	156,998,655	(156,665,455)	333,200	$333,200	$—	$—	0.0%[a]

aRounds to less than 0.1%.

f. Other Affiliated Transactions

At June 30, 2017, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 24.1% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2016, the Fund had long-term capital loss carryforwards of $11,285,978.

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,142,897,905

Unrealized appreciation	$333,248,122
Unrealized depreciation	(69,185,507)

Net unrealized appreciation (depreciation)	$264,062,615

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $218,806,394 and $274,507,720, respectively.

At June 30, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $333,200 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

Semiannual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,370,151,904	$—	$—	$1,370,151,904
Corporate Bonds	—	9,675,416	—	9,675,416
Short Term Investments	333,200	26,800,000	—	27,133,200

Total Investments in Securities	$1,370,485,104	$36,475,416	$—	$1,406,960,520

aFor detailed categories, see the accompanying Statement of Investments.

TG-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

NVDR	Non-Voting Depositary Receipt

Semiannual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0221	$0.2302
Class 2	$0.0221	$0.2029
Class 4	$0.0221	$0.1868

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TG-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/17, there were 344 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/17, there were 75 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/17, there were 55 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

Semiannual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000TM Value Index is market capitalization weighted and measures performance of those Russell 1000TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000TM Value Index is market capitalization weighted and measures performance of those Russell 2000TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500TM Value Index is market capitalization weighted and measures performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Semiannual Report

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

(each a Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the (i) investment management agreement between Franklin Advisers, Inc. (FAI) and each of Franklin Flex Cap Growth VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Small Mid-Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund, Franklin VolSmart Allocation VIP Fund, and Templeton Global Bond VIP Fund; (ii) the investment sub-advisory agreements between FAI and each of Franklin Advisory Services, LLC and K2/D&S Management Co., L.L.C. (each a Sub-Adviser), affiliates of FAI, on behalf of the Franklin VolSmart Allocation VIP Fund; (iii) the investment management agreement between Franklin Templeton Institutional, LLC (FTIL) and Franklin Global Real Estate VIP Fund; (iv) the investment management agreement between Franklin Mutual Advisers, LLC (FMA) and each of Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund; (v) the investment management agreement between Franklin Advisory Services,

LLC (FAS) and each of Franklin Rising Dividends VIP Fund and Franklin Small Cap Value VIP Fund; (vi) the investment management agreement between Templeton Asset Management Ltd. (TAML) and Templeton Developing Markets VIP Fund; (vii) the investment management agreement between Templeton Investment Counsel, LLC (TICL) and Templeton Foreign VIP Fund; and (viii) the investment management agreement between Templeton Global Advisors Limited (TGAL) and Templeton Growth VIP Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI, FTIL, FMA, FAS, TAML, TICL, TGAL and the Sub-Advisers are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its

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shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc.

(Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Flex Cap Growth VIP Fund – The Performance Universe for this Fund included the Fund and all multi-cap growth funds underlying variable insurance products (VIPs). The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted the actions management has taken in an effort to address the Fund’s performance, including changes to the Fund’s portfolio management team and enhancements to the team’s security selection process. The Board also noted that the Fund’s annualized total return for each period, while below the median, was positive.

Franklin Global Real Estate VIP Fund – The Performance Universe for this Fund included the Fund and all global real estate funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was above the median of its Performance Universe, but for the 10-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Growth and Income VIP Fund – The Performance Universe for this Fund included the Fund and all equity income funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was equal to the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for each of the one-, three- and five-year periods, while below the median, exceeded 8.2%.

Franklin Income VIP Fund and Franklin Strategic Income VIP Fund – The Performance Universe for the Franklin Income VIP Fund included the Fund and all mixed-asset target allocation

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moderate funds underlying VIPs. The Performance Universe for the Franklin Strategic Income VIP Fund included the Fund and all general bond funds underlying VIPs. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds’ annualized total returns for the one-, five- and 10-year periods were above the medians of their respective Performance Universes, but for the three-year period were below the medians of their respective Performance Universes. Given the Funds’ income-oriented investment objective, the Board concluded that the Funds’ performance was satisfactory.

Franklin Large Cap Growth VIP Fund – The Performance Universe for this Fund included the Fund and all multi-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods was below the median of its Performance Universe, but for the three-year period was above the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted the actions management has taken in an effort to address the Fund’s performance, including the addition of a portfolio manager and the repositioning of certain of the Fund’s portfolio holdings. The Board also noted that the Fund’s annualized total return for the one-, five- and 10-year periods, while below the median, exceeded 13.4%, 11.2%, and 5.8%, respectively.

Franklin Mutual Global Discovery VIP Fund – The Performance Universe for this Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median and in the first quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 21.1%.

Franklin Mutual Shares VIP Fund and Templeton Developing Markets VIP Fund – The Performance Universe for the Franklin Mutual Shares VIP Fund included the Fund and all large-cap value funds underlying VIPs. The Performance Universe for the Templeton Developing Markets VIP Fund included the Fund and all emerging markets funds underlying VIPs. The Board noted that the Funds’ annualized total returns for the one-year period were above the medians of their respective Performance Universes, but for the three-, five- and 10-year periods were below the medians of their respective Performance Universes. The Board concluded that the Funds’ performance was acceptable. In doing so, the Board noted that the annualized total returns for the one-year period exceeded 23.8% for the Franklin Mutual Shares VIP Fund and 30.6% for the Templeton Developing Markets VIP Fund. The Board also acknowledged management’s explanation that the Franklin Mutual Shares VIP Fund is managed conservatively and has historically held higher cash weightings than its peers, detracting from relative performance in sharply rising markets. The Board further noted recent and expected portfolio management team changes for the Templeton Developing Markets VIP Fund. In light of such changes, the Board determined that additional time will be needed to evaluate the effectiveness of management’s actions.

Franklin Rising Dividends VIP Fund – The Performance Universe for this Fund included the Fund and all multi-cap core funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three- and 10-year periods was above the median of its Performance Universe, but for the five-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the five-year period, while below the median, exceeded 11.9%.

Franklin Small Cap Value VIP Fund – The Performance Universe for this Fund included the Fund and all small-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods was above the median of its Performance Universe, but for the three-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that effective September 30, 2016, the Fund changed its definition of small-capitalization companies and changed its primary benchmark from the Russell 2500 Value Index to the Russell 2000 Value Index. The Board also noted that the definition of “small-capitalization companies” was changed from those with market capitalizations of under $3.5 billion, at the time of purchase, to those with market capitalizations not exceeding either (1) the highest market capitalization in the Russell 2000 Index or (2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. The Board further noted that, in light of the change to the definition of small-capitalization companies, the Russell 2000 Value Index will provide a more appropriate

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comparison for performance purposes and is more commonly used in the Fund’s small cap value peer group.

Franklin Small-Mid Cap Growth VIP Fund – The Performance Universe for this Fund included the Fund and all mid-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-year period was equal to the median of its Performance Universe, but for the three-, five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted management’s explanation that the Fund’s positioning in the health care sector was a primary detractor from benchmark relative performance over the one-, three-, and five-year periods, particularly as a result of recent pricing pressure and public scrutiny on drug price increases for several holdings within the pharmaceutical industry. Management further explained that avoiding certain benchmark holdings due to high valuations also contributed to underperformance, as those companies ultimately performed better than expected. The Board then noted that the investment team continues to believe its approach to active management will contribute to stronger performance over the long-term. The Board also noted that the Fund’s annualized total return for the one-year period exceeded 19.4%.

Franklin U.S. Government Securities VIP Fund – The Performance Universe for this Fund included the Fund and all general U.S. government funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory given the Fund’s income-oriented investment objective and the nature of the Fund’s investments, which are primarily in U.S. mortgage-backed securities.

Franklin VolSmart Allocation VIP Fund – The Performance Universe for this Fund included the Fund and all flexible portfolio funds underlying VIPs. The Fund has been in operation for less than five years. The Board noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable given its short period of operation. In doing so, the Board noted that the Fund’s current portfolio management team began managing the Fund in May 2015. The Board further noted that Fund’s annualized total return for the one-year period, while below the median, exceeded 8.1%.

Templeton Foreign VIP Fund – The Performance Universe for this Fund included the Fund and all international multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period was 20.39%.

Templeton Global Bond VIP Fund – The Performance Universe for this Fund included the Fund and all global income funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median and in the first quintile of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Templeton Growth VIP Fund – The Performance Universe for this Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one- and five-year periods was above the median and in the second quintile of its Performance Universe, for the three-year period was equal to the median of its Performance Universe, and for the 10-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period exceeded 22.5%. The Board noted that in the second half of 2016, the MSCI All Country World Index replaced the MSCI World Index as the Fund’s primary benchmark.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered

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the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund, in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Flex Cap Growth VIP Fund – The Expense Group for the Fund included the Fund and nine other multi-cap growth funds underlying VIPs. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund, Templeton Foreign VIP Fund and Templeton Global Bond VIP Fund – The Expense Group for the Franklin Growth and Income VIP Fund included the Fund and six other equity income funds underlying VIPs. The Expense Group for the Franklin Income VIP Fund included the Fund and five other mixed-asset target allocation moderate funds underlying VIPs. The Expense Group for the Franklin Rising Dividends VIP Fund included the Fund and eight other multi-cap core funds underlying VIPs. The Expense Group for the Franklin Small Cap Value VIP Fund included the Fund and seven other small-cap value funds underlying VIPs. The Expense Group for the Franklin Strategic Income VIP Fund included the Fund and eight other general bond funds underlying VIPs. The Expense Group for the Franklin U.S. Government Securities VIP Fund included the Fund and six other general U.S. government funds underlying

VIPs. The Expense Group for the Templeton Foreign VIP Fund included the Fund, five other international multi-cap value funds underlying VIPs and four international multi-cap core funds underlying VIPs. The Expense Group for the Templeton Global Bond VIP Fund included the Fund and six other global income funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable. In doing so, the Board noted that, effective May 1, 2017, management agreed to add an additional breakpoint level of 0.4900% on assets that exceed $5 billion to the Franklin Rising Dividends VIP Fund’s Management Rate. The Board also noted that the Franklin Growth and Income VIP Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Small-Mid Cap Growth VIP Fund – The Expense Group for the Fund included the Fund and ten other mid-cap growth funds underlying VIPs. The Board noted that the Management Rate and actual total expense ratio for the Fund were each equal to the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Franklin VolSmart Allocation VIP Fund – The Expense Group for the Fund included the Fund and four other flexible portfolio funds underlying VIPs. The Board noted the small size of the Expense Group. The Board also noted that the Management Rate for the Fund was below the median of its Expense Group and its actual total expense ratio (including underlying fund expenses) was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Advisers were paid by FAI out of the management fee FAI received from the Fund.

Franklin Global Real Estate VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund and Templeton Growth VIP Fund – The Expense Group for the Franklin Global Real Estate VIP Fund included the Fund and five other global real estate funds underlying VIPs. The Expense Group for the Franklin Large Cap Growth VIP Fund included the Fund and 10 other multi-cap growth funds underlying VIPs. The Expense Group for the Franklin Mutual Global Discovery VIP Fund included the Fund, two other global multi-cap value funds underlying

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VIPs and four global multi-cap core funds underlying VIPs. The Expense Group for the Franklin Mutual Shares VIP Fund included the Fund and eight other large-cap value funds underlying VIPs. The Expense Group for the Templeton Developing Markets VIP Fund included the Fund and nine other emerging markets funds underlying VIPs. The Expense Group for the Templeton Growth VIP Fund included the Fund, two other global multi-cap value funds underlying VIPs, four global multi-cap core funds underlying VIPs and two global multi-cap growth funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were above the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are fair and reasonable. In doing so, the Board noted that the Management Rate for the Franklin Large Cap Growth VIP Fund was only one basis point above the median of its Expense Group. With respect to the Franklin Mutual Shares VIP Fund and the Franklin Mutual Global Discovery VIP Fund, the Board took into account management’s explanation that the portfolio management team makes investments in distressed securities and merger arbitrage that are specialist in nature and therefore merit a higher Management Rate. In the case of each of the Franklin Mutual Shares VIP Fund and the Templeton Growth VIP Fund, the respective Fund’s actual total expense ratio was only one basis point above the median ratio of the Fund’s Expense Group. Finally, with respect to the Franklin Global Real Estate VIP Fund, the Board accepted management’s explanation that the portfolio managers’ rigorous fundamental analysis with the inclusion of more active risk controls merits a higher Management Rate.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by each Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints for each Fund (except for the Franklin VolSmart Allocation VIP Fund), which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by each Manager and its affiliates, each Fund’s management fee structure (except that of the Franklin VolSmart Allocation VIP Fund) provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

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The Board recognized that there would not likely be any economies of scale for each of the Franklin Flex Cap Growth VIP Fund and Franklin VolSmart Allocation VIP Fund until the Fund’s assets grow.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Rising Dividends VIP Fund

(Fund)

At a meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved, and recommended to shareholders the approval of, a new investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an initial two year period effective on or about December 1, 2017. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Management Agreement.

The Board reviewed and considered information provided by the Manager at the Meeting. The Board also considered a form of Management Agreement, which is consistent with the agreements used across the Franklin Templeton Investments (FTI) organization, as well as the Code of Ethics and Insider Trading Compliance Policies and Procedures applied to the employees of the Manager. The Board discussed with FTI the reasons for its request that the Board approve the Management Agreement, including the benefits of the current portfolio management team, who would become employees of the Manager, having access to additional resources. The Board reviewed and considered all of the factors it deemed relevant in approving the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Manager; and (ii) the costs of the services, which are to remain unchanged. The Board also considered that the change in the investment manager for the Fund facilitates a restructuring of the Fund’s current investment manager, Franklin Advisory Services, LLC (FASL), and the relocation of substantially all of the Fund’s current portfolio management team from FASL to the Manager. In determining that the Management Agreement is fair and reasonable, the Board also noted that the Management Agreement is substantially the same as the Fund’s current investment management agreement with FASL and does not reflect a substantially new or different level of services to or fees payable by the Fund.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of investment management services to be provided by the Manager and its affiliates to the Fund and its shareholders. In particular, the Board took into account that the Fund will have the same investment goals, principal investment policies, and service provider arrangements (except with respect to the Manager) and other key factors. The Board discussed the fact that the same portfolio management team would serve the Fund but that there would be benefits to having them join the investment professionals at the Manager with a similar investment style. This realignment would promote greater collaboration through the sharing of resources and investment ideas. It also noted the Manager’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments (FTI) organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Manager and the Manager’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board noted that in connection with the restructuring of FASL that substantially all of the Fund’s current portfolio management team would be relocated from FASL to the Manager. The Board considered the track record of such portfolio management team in managing the Fund, which was reviewed most recently by the Board in April 2017 as part of the annual contract renewal process. With that, and the additional resources available to the portfolio management

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team by joining the Manager, the Board was confident in the abilities of such portfolio management team to continue the investment approach of the Fund and to provide quality services to the Fund and its shareholders.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment management fee to be charged by the Manager. The Board noted that the management fee to be paid by the Fund under the Management Agreement is identical to the management fee the Fund currently pays FASL, which fee was found to be acceptable in connection with the April 2017 annual contract renewal process. The Board concluded that the proposed investment management fee is fair and reasonable.

Management Profitability and Economies of Scale

The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the April 2017 annual contract renewal of the existing investment management agreement with FASL that would continue in effect until the date the new Management Agreement becomes effective had not changed as a result of the proposed retention of the Manager in connection with the restructuring of FASL.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the new Management Agreement for an initial two year period effective on or about December 1, 2017.

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Templeton Developing Markets VIP Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of the Franklin Templeton Variable Insurance Products Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved, and recommended shareholder approval of, a new investment sub-advisory agreement between Templeton Asset Management Ltd. (Manager), the Fund’s investment manager, and Franklin Templeton Investment Management Limited (Sub-Adviser), an affiliate of the Manager, on behalf of the

Fund (Sub-Advisory Agreement) for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Manager at the Meeting with respect to the Sub-Advisory Agreement. The Board reviewed and considered the factors it deemed relevant in approving the Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; and (ii) the costs of the services to be provided by the Sub-Adviser. The Board considered that management proposed that the Board approve the Sub-Advisory Agreement in order to facilitate certain portfolio management team enhancements.

In approving the Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the proposed investment sub-advisory fees are fair and reasonable and that the approval of such Sub-Advisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Sub-Adviser and currently being provided by the Manager and its affiliates to the Fund and its shareholders. In particular, with respect to the Sub-Adviser, the Board took into account that the Sub-Advisory Agreement would not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by the Sub-Adviser to the Fund and its shareholders under the Sub-Advisory Agreement; the Sub-Adviser’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments (FTI) organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and the Sub-Adviser’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization.

SI-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s and the Sub-Adviser’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Sub-Adviser to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of the performance results of the Fund in connection with the April 2017 annual contract renewal. The Board recalled its conclusion at that time that the Fund’s performance was acceptable. The Board further recalled recent and expected portfolio management team changes for the Fund and again determined that, in light of these changes, additional time will be needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by the Sub-Adviser. The Board noted that the addition of the Sub-Adviser will have no impact on the amount of management fees that are currently paid by the Fund as the Sub-Adviser will be paid by the Manager out of the management fee that the Manager receives from the Fund. The Board further noted that the allocation of the fee between the Manager and the Sub-Adviser reflected the services to be provided by each. The Board concluded that the proposed investment sub-advisory fee is fair and reasonable.

Management Profitability and Economies of Scale

The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the April 2017 annual contract renewal of the existing investment management agreement with the Manager had not changed as a result of the proposal to approve the Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Sub-Advisory Agreement for an initial two year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report	SI-9

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Semiannual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	VIP4 S 08/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)  (1)    The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.	N/A

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle , Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date August 25, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date August 25, 2017